EXECUTION COPY


===============================================================================


                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                           DATED AS OF AUGUST 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2004-QS11


===============================================================================




Article I    DEFINITIONS....................................................................6

        Section 1.01.  Definitions..........................................................6

        Section 1.02.  Use of Words and Phrases............................................17

        Section 1.03.  Determination of LIBOR..............................................17


Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................19

        Section 2.01.   Conveyance of Mortgage Loans.
                      (See Section 2.01 of the Standard Terms).............................19

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................19

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................19

        Section 2.04. Representations and Warranties of Sellers............................22

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I Certificates............22

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................22

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............22

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................22

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................23


Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................23

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms)  .....23

        Section 4.02. Distributions. ......................................................23

        Section 4.03. Statements to Certificateholders; Statements to the Rating
                      Agencies; Exchange Act Reporting (See Section 4.03 of the
                      Standard Terms)......................................................31

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer (See Section 4.04 of the
                      Standard Terms)......................................................31

        Section 4.05. Allocation of Realized Losses. ......................................31

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................32

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................32

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................32

                                       1



Article V  THE CERTIFICATES................................................................33

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................34

Article VII   DEFAULT......................................................................35

Article VIII  CONCERNING THE TRUSTEE.......................................................36

Article IX    TERMINATION..................................................................37

Article X      REMIC PROVISIONS............................................................38

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....38

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........38

        Section 10.03.Designation of REMICs................................................38

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................38

        Section 10.05.Compliance with Withholding Requirements.............................40

Article XI   MISCELLANEOUS PROVISIONS......................................................41

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................41

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................41

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................41

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........41

        Section 11.05.Notices..............................................................41

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................42

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................42

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................42

        Section 11.09.Allocation of Voting Rights..........................................42

        Section 11.10.No Petition..........................................................42



                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of August 1, 2004

        This is a Series Supplement, dated as of August 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as two real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                 Aggregate Initial
                  Pass-Through     Certificate                                     Maturity            S&P/       Minimum
 Designation         Rate     Principal Balance          Features (1)                Date             Fitch      Denominations(1)



Class A-1            6.00%        $50,792,000.00         Senior/Fixed Rate        August 25, 2034       AAA/AAA         $25,000.00
Class A-2            6.00%        $18,000,000.00      Senior/Retail/Fixed Rate    August 25, 2034       AAA/AAA         $1,000.00
Class A-3            5.50%        $40,836,000.00         Senior/Fixed Rate        August 25, 2034       AAA/AAA         $25,000.00
Class A-4            6.00%        $19,000,000.00     Senior/Lockout/Fixed Rate    August 25, 2034       AAA/AAA         $25,000.00
Class A-5            5.00%        $40,836,000.00         Senior/Fixed Rate        August 25, 2034       AAA/AAA         $25,000.00
Class A-6          Adjustable     $30,627,000.00     Senior/Floater/Adjustable    August 25, 2034       AAA/AAA         $25,000.00
                     Rate(2)                               Rate
Class A-7          Adjustable     $0.00(3)                Senior/Interest         August 25, 2034       AAA/AAA       $2,000,000.00
                     Rate(3)                               Only/Inverse
                                                      Floater/Adjustable Rate
Class A-P            0.00%        $6,761,840.35        Senior/Principal Only      August 25, 2034                       $25,000.00
                                                                                                        AAA/AAA
Class A-V           Variable      $0.00                   Senior/Interest         August 25, 2034                     $2,000,000.00
                  Rate(4)                                Only/Variable Rate                             AAA/AAA
Class R-I            6.00%        $100.00            Senior/Residual/Fixed Rate   August 25, 2034       AAA/AAA             (5)
Class R-II           6.00%        $100.00            Senior/Residual/Fixed Rate   August 25, 2034       AAA/AAA             (6)
Class M-1            6.00%        $4,786,100.00         Mezzanine/Fixed Rate      August 25, 2034        AA/NA          $25,000.00
Class M-2            6.00%        $2,283,900.00         Mezzanine/Fixed Rate      August 25, 2034        A/NA          $250,000.00
Class M-3            6.00%        $1,413,800.00         Mezzanine/Fixed Rate      August 25, 2034       BBB/NA         $250,000.00
Class B-1            6.00%        $652,500.00          Subordinate/Fixed Rate     August 25, 2034        BB/NA         $250,000.00
Class B-2            6.00%        $870,100.00          Subordinate/Fixed Rate     August 25, 2034        B/NA          $250,000.00
Class B-3            6.00%        $652,565.58          Subordinate/Fixed Rate     August 25, 2034        NA/NA         $250,000.00


     Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $217,512,004.93

_____________________
1    The Certificates,  other than the Class B and Class R Certificates shall be
     Book-Entry  Certificates.   The  Class  B  Certificates  and  the  Class  R
     Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3
-------------------- ---------- --------------- -------- --------
Adjustable Rates:    Initial    Formula         Maximum  Minimum
-------------------- ---------- --------------- -------- --------
Class A-6            2.00%      LIBOR + 0.40%   8.00%    0.40%
Class A-7            6.00%      7.60% - LIBOR   7.60%    0.00%


4 The Class A-7 Certificates do not have a principal balance. For the purpose of calculating interest payments, interest on the Class A-7 Certificates will accrue on a notional amount equal to the Certificate Principal Balance of the Class A-6 Certificates immediately prior to the related distribution date.

5       The initial Pass-Through Rate on the Class A-V Certificates is 0.2199%.

6 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Adjustable  Rate  Certificates:   Any  of  the  Class  A-6  and  Class  A-7
Certificates.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) 100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) the product of (x) an amount equal
               to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, and

                      (B) the greater of (i) 0.0006 times the aggregate
               principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio (other than Additional Collateral Loans) at origination which exceeds 75% and (ii) $100,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-QS11" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  August 30, 2004.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2004-QS11.

        Cut-off Date:  August 1, 2004.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.00% per annum.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the excess, if any, of the Available Distribution Amount over the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to clause (E) of the definition of Class A-P Principal Distribution Amount) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  Any of the Class A-6 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $402.16 representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the August 2004 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-7 Certificates, $30,627,000. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Class A-V Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  2.20%           Class B-1:  0.30%
        Class M-2:  1.05%           Class B-2:  0.40%
        Class M-3:  0.65%           Class B-3:  0.30%

        Interest Accrual Period: With respect to any Class of Certificates (other than the Adjustable Rate Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest Only Certificates: Any one of the Class A-7 or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  The Class A-7 Certificates.

        Lockout Certificates:  The Class A-4 Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in September 2009, 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after September 2009 and prior to September 2010; 40% for any Distribution Date on or after September 2010 and prior to September 2011; 60% for any Distribution Date on or after September 2011 and prior to September 2012; 80% for any Distribution Date on or after September 2012 and prior to September 2013; and 100% for any Distribution Date thereafter.

        Maturity Date: August 25, 2034, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)               the Mortgage Loan identifying number ("RFC LOAN #");

(ii)              the maturity of the Mortgage Note ("MATURITY DATE");

(iii)             the Mortgage Rate ("ORIG RATE");

(iv)              the Subservicer pass-through rate ("CURR NET");

(v)               the Net Mortgage Rate ("NET MTG RT");

(vi)              the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)            the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)              the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-7 Certificates, an amount equal to the Certificate Principal Balance of the Class A-6 Certificates immediately prior to such date; and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Adjustable Rate, Class A-V and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

o With respect to the Class A-6 Certificates and the initial Interest Accrual Period, 2.00% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.40%, subject to a maximum rate of 8.00% per annum and a minimum rate of 0.40% per annum.

o With respect to the Class A-7 Certificates and the initial Interest Accrual Period, 6.00% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.60% minus LIBOR, subject to a maximum rate of 7.60% per annum and a minimum rate of 0.00% per annum.

        With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.2199% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 6.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.0909091% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 18.0% per annum.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in September 2009 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of Subordinate Certificates
               then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in the case of each other Class of Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
                Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Adjustable Rate Certificates that are Book-Entry Certificates), the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

        REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior Certificate: Any one of the Class A Certificates or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount"), and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,166,144 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 32.92% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month

(other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date not paid to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates; minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates (excluding any Interest Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests, other than the Uncertificated REMIC I Regular Interests Z, the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04(a).

----------------------- --------------------------------- ------------------ --------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------ --------------------
          T             Class A-1, Class A-2, Class A-4   6.00%                  $ 87,792,000.00
----------------------- --------------------------------- ------------------ --------------------
          U             Class A-3                         5.50%                     $ 40,836,000
----------------------- --------------------------------- ------------------ --------------------
          V             Class A-5                         5.00%                     $ 40,836,000
----------------------- --------------------------------- ------------------ --------------------
          W             Class A-6, Class A-7              8.00%                     $ 30,627,000
----------------------- --------------------------------- ------------------ --------------------
          X             Class A-P                         0.00%                      $ 6,761,840
----------------------- --------------------------------- ------------------ --------------------
          Y             Class R-II, Class M-1, Class      6.00%                     $ 10,659,065
                        M-2, Class M-3, Class B-1,
                        Class B-2, Class B-3
----------------------- --------------------------------- ------------------ --------------------

        Uncertificated REMIC I Regular Interests Z: Each of the 1,249 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,249, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated REMIC II Regular Interests Z: Each of the 1,249 uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,249 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC II Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Underwriters: Credit Suisse First Boston LLC and Banc of America Securities LLC.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master

Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 1.60% per annum; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall, after consultation with the Master Servicer, select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.


        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply the Pass-Through Rates on each of the Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period via the Trustee's internet website, which may be obtained by telephoning the Trustee at (800) 735-7777.

ARTICLE II


                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

        (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

        (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except with respect to 2 Mortgage Loans representing approximately 0.1% of the principal balance of the Mortgage Loans at origination, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 61.09% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 9.90% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 5.66% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 20.43% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans has been made to an International Borrower, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence the beneficial interests in the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

        (a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P Certificates, the Class A-P Principal Distribution Amount (applied to reduce the Certificate Principal Balance of such Senior Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates, the Class A-7 Certificates and the Class A-V Certificates), in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                (A) the Senior Percentage for such Distribution Date times the sum of the following:

        (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

        (2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to
                Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

        (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount);

                (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                (D) any Excess Subordinate Principal Amount for such Distribution Date; and

                (E) any amounts described in subsection (ii)(Y), clauses (A),
        (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                (F) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

        (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

        (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

        (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (vii) to the Holders of the Class M-2 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

        (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (ix) to the Holders of the Class M-3 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

        (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (xi) to the Holders of the Class B-1 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

        (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

        (xiii) to the Holders of the Class B-2 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

        (xiv) to the Holders of the Class B-3 Certificates, an amount equal to
(x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

        (xv) to the Holders of the Class B-3 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

        (xvi) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

        (xvii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

        (b) Distributions of principal on the Senior Certificates on each Distribution Date will be made as follows:

           (i) first, an amount equal to the Class A-P Principal Distribution Amount shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

           (ii) second, subject to Section 4.02(c) the Senior Principal Distribution Amount shall be distributed in the following manner and priority:

               (A) first, to the Class R-I Certificates and Class R-II Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

               (B) second, the Senior Principal Distribution Amount remaining after the distribution described in Section 4.02(b)(ii)(A) above shall be distributed as follows:

                          (1) first, to the Lockout Certificates, until the
                  Certificate Principal Balance of the Lockout Certificates has been reduced to zero, an amount equal to the Lockout Percentage of the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in clauses (A), (B),
                  (C), (D) and (E) (net of amounts set forth in clause (F)) of
                  Section 4.02(a)(ii)(Y), without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this Section 4.02(b)(ii)(B)(1) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

                          (2) second, any remaining amount to the Class A-1,
                  Class A-3, Class A-5, and Class A-6 Certificates, on a pro rata basis, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero

                          (c) third, any remaining amount to the Class A-2
                  Certificates until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero; and

                          (d) fourth, any remaining amount to the Class A-4
                  Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates and the Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

        (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be distributed solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

        (e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

        (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

        (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and

(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03. Statements to Certificateholders; Statements to the Rating Agencies; Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

        Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

        Section 4.05. Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion of the Realized Loss until the Certificate Principal Balance of the Class A-P Certificates has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on the Non-Discount Mortgage Loans shall be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Discount Mortgage Loans shall be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof and the remainder of the principal portion and the entire interest portion of such Realized Losses on the Discount Mortgage Loans and the entire principal and interest portion of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and the Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates, on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See
                Section 4.07 of the Standard Terms)

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)

ARTICLE V

                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII


                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX


                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest T, (ii) Uncertificated REMIC I Regular Interest U, (iii) Uncertificated REMIC I Regular Interest V, (iv) Uncertificated REMIC I Regular Interest W, (v) Uncertificated REMIC I Regular Interest X and (vi) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests Z pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC II Regular Interests Z for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-1, Class A-2 and the Class A-4 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest T;

               (iii) Realized Losses allocated to the Class A-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U;

               (iv) Realized Losses allocated to the Class A-5 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

               (v) Realized Losses allocated to the Class A-6 Certificates and Class A-17 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (vi) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (vii) Realized Losses allocated to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (viii) Realized Losses allocated to the Uncertificated REMIC II Regular Interests Z under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests Z comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2004-QS11

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street,
                                   Jeanette Street Park Entrance, New York, New
                                   York 10041, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   New York, New York 10004

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Standard & Poor's Ratings          55 Water Street
Services, a division of The        New York, New York 10041
McGraw-Hill Companies, Inc.
---------------------------------- --------------------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Required Notices to Rating Agency and Subservicer. (See Section
        11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               97% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights shall be allocated among the Holders of the Class A-7 Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:  /s/ Joseph Orning
                                                 Name:   Joseph Orning
                                                 Title:  Vice President

Attest: __/s/ Benita Bjorgo_______
      Name:   Benita Bjorgo
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:  /s/ Benita Bjorgo
                                                 Name:  Benita Bjorgo
                                                 Title: Associate

Attest:__/s/ Joseph Orning______
      Name: Jospeh Orning
      Title: Associate


                               DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:  /s/ Brent Hoyler
                                                 Name: Brent Hoyler
                                                 Title:   Associate

                                            By:  /s/ Barbara Campbell
                                                 Name:  Barbara Campbell
                                                 Title: Assistant Vice President


Attest:_/s/ Ronaldo Reyes____
      Name:  Ronaldo Reyes
      Title:    Assistant Vice President

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of August, 2004 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        /s/ Brian S. Bangerter

                                                               Notary Public



 [Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of August, 2004 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be a(n) Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Brian S. Bangerter

                                                               Notary Public



               [Notarial Seal]

 STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of August, 2004 before me, a notary public in and for said State, personally appeared Brent Hoyler, known to me to be a(n) Associate of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                          /s/ Amy Lynn Stoddard

                                                             Notary Public

 [Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of August, 2004 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be a(n) Assistant Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        /s/ Amy Lynn Stoddard

                                        Notary Public

               [Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
5881420       E82/G02     F                  41,400.00          ZZ
                          360                39,342.43          1
                          8.1250             307.39             70
                          7.8750             307.39
CICERO        NY 13041    1                  10/30/01           00
0400477501                05                 12/01/01           0.0000
0400477501                O                  11/01/31
0

8283335       286/286     F                  62,500.00          ZZ
                          360                61,333.30          1
                          7.2500             426.36             33
                          7.0000             426.36
DENVER        CO 80221    2                  10/04/02           00
1577524                   05                 11/01/02           0.0000
1577524                   N                  10/01/32
0

8380660       E22/G02     F                  49,850.00          ZZ
                          360                49,224.20          1
                          6.8750             327.48             80
                          6.6250             327.48
HARTWELL      GA 30643    1                  05/27/03           00
0416920395                05                 07/01/03           0.0000
0416920395                O                  06/01/33
0

8726744       E22/G02     F                  356,000.00         ZZ
                          360                353,376.09         4
                          7.1250             2398.44            73
                          6.8750             2398.44
WHITE PLAINS  NY 10606    5                  10/03/03           00
0418177770                05                 12/01/03           0.0000
0418177770                N                  11/01/33
0

8855930       E22/G02     F                  203,000.00         ZZ
                          360                201,229.88         1
                          6.2500             1249.91            68
                          6.0000             1249.91
NATIONAL CITY CA 91950    5                  10/28/03           00
0418677043                05                 12/01/03           0.0000
0418677043                O                  11/01/33
0

8867328       E22/G02     F                  133,000.00         TX
                          360                131,974.06         1
                          6.3750             829.75             80
                          6.1250             829.75
SAN ANTONIO   TX 78258    5                  11/03/03           00
0418024089                03                 12/01/03           0.0000
0418024089                O                  11/01/33
0

8873612       W96/G02     F                  60,000.00          ZZ
                          360                59,599.05          1
                          7.6250             424.68             75
                          7.3750             424.68
TACOMA        WA 98444    5                  10/29/03           00
0436960272                05                 12/01/03           0.0000
23090078                  N                  11/01/33
0

8890756       T08/G02     F                  102,080.00         ZZ
                          360                101,231.20         1
                          6.5000             645.22             80
                          6.2500             645.22
DELTONA       FL 32738    1                  10/14/03           00
0437022064                05                 12/01/03           0.0000
110110238                 O                  11/01/33
0

8944573       E22/G02     F                  286,900.00         ZZ
                          360                286,172.76         1
                          6.8750             1884.73            95
                          6.6250             1884.73
EDGEWOOD      KY 41017    1                  04/16/04           01
0420466344                05                 06/01/04           30.0000
0420466344                O                  05/01/34
0

8957243       E22/G02     F                  249,000.00         ZZ
                          360                247,749.25         2
                          5.5000             1413.79            63
                          5.2500             1413.79
CLIFTON       NJ 07011    5                  04/16/04           00
0419743562                05                 06/01/04           0.0000
0419743562                O                  05/01/34
0

8965200       P01/G02     F                  54,000.00          ZZ
                          360                53,490.83          1
                          6.7500             350.25             90
                          6.5000             350.25
UTICA         NY 13501    1                  12/08/03           96
0437199151                05                 02/01/04           0.0000
03005346                  O                  01/01/34
0

8974333       E22/G02     F                  172,800.00         ZZ
                          360                172,268.87         1
                          5.8750             1022.18            80
                          5.6250             1022.18
SUMNER        WA 98390    2                  04/12/04           00
0420430449                05                 06/01/04           0.0000
0420430449                O                  05/01/34
0

8982257       E22/G02     F                  320,000.00         ZZ
                          360                318,992.89         1
                          5.7500             1867.43            89
                          5.5000             1867.43
LONG BEACH    CA 90806    5                  04/24/04           04
0420495665                05                 06/01/04           25.0000
0420495665                O                  05/01/34
0

8988531       E22/G02     F                  290,400.00         ZZ
                          360                289,486.04         1
                          5.7500             1694.70            80
                          5.5000             1694.70
RENTON        WA 98056    1                  04/23/04           00
0420585382                03                 06/01/04           0.0000
0420585382                O                  05/01/34
0

8993237       E22/G01     F                  152,000.00         ZZ
                          240                150,978.61         1
                          5.7500             1067.17            80
                          5.5000             1067.17
HUNTSBURG     OH 44046    5                  04/29/04           00
0420419921                05                 06/01/04           0.0000
0420419921                O                  05/01/24
0

9002295       Y21/G02     F                  365,000.00         ZZ
                          360                363,795.97         1
                          5.5000             2072.43            75
                          5.2500             2072.43
FREETOWN      MA 02717    2                  04/20/04           00
0437832041                05                 06/01/04           0.0000
204182506                 O                  05/01/34
0

9003135       E22/G02     F                  282,000.00         ZZ
                          360                281,069.77         1
                          5.5000             1601.16            52
                          5.2500             1601.16
DALY CITY     CA 94104    5                  04/20/04           00
0420269219                05                 06/01/04           0.0000
0420269219                O                  05/01/34
0

9003415       E22/G02     F                  765,000.00         ZZ
                          360                763,398.77         1
                          5.7500             4464.33            65
                          5.5000             4464.33
SENECA        SC 29678    2                  05/03/04           00
0420380123                05                 07/01/04           0.0000
0420380123                O                  06/01/34
0

9003449       E22/G02     F                  255,000.00         ZZ
                          360                254,216.23         1
                          5.8750             1508.42            56
                          5.6250             1508.42
SANTA ROSA    CA 95407    5                  04/23/04           00
0420394835                05                 06/01/04           0.0000
0420394835                O                  05/01/34
0

9004563       U05/G02     F                  268,000.00         TX
                          360                267,207.08         2
                          6.3750             1671.97            80
                          6.1250             1671.97
HOUSTON       TX 77006    5                  04/29/04           00
0437849979                05                 06/01/04           0.0000
3000626731                O                  05/01/34
0

9005609       Y21/G02     F                  136,500.00         ZZ
                          360                136,049.69         1
                          5.5000             775.04             70
                          5.2500             775.04
MEDFORD       OR 97504    5                  04/13/04           00
0437897259                05                 06/01/04           0.0000
204175437                 O                  05/01/34
0

9017503       E22/G02     F                  266,320.00         ZZ
                          360                265,788.43         1
                          6.0000             1596.72            80
                          5.7500             1596.72
SEATTLE       WA 98178    2                  05/06/04           00
0420638777                05                 07/01/04           0.0000
0420638777                O                  06/01/34
0

9017905       E22/G02     F                  384,000.00         ZZ
                          360                383,196.24         1
                          5.7500             2240.92            80
                          5.5000             2240.92
BROOKINGS     OR 97415    1                  05/06/04           00
0420361933                05                 07/01/04           0.0000
0420361933                O                  06/01/34
0

9027610       286/286     F                  194,950.00         ZZ
                          360                192,689.33         3
                          6.8750             1280.69            65
                          6.6250             1280.69
PROVIDENCE    RI 02906    5                  11/25/03           00
2886795                   05                 01/01/04           0.0000
2886795                   N                  12/01/33
0

9028358       286/286     F                  380,000.00         ZZ
                          360                377,726.47         1
                          6.8750             2496.33            80
                          6.6250             2496.33
LOS ANGELES   CA 90019    1                  12/08/03           00
2930813                   05                 02/01/04           0.0000
2930813                   N                  01/01/34
0

9034605       N74/G02     F                  80,500.00          ZZ
                          360                80,310.46          1
                          7.2500             549.15             100
                          7.0000             549.15
HOLIDAY       FL 34691    1                  05/17/04           10
0437896947                05                 06/17/04           40.0000
2200001971                O                  05/17/34
0

9036293       N67/G02     F                  349,800.00         ZZ
                          360                348,632.16         1
                          5.5000             1986.13            58
                          5.2500             1986.13
ALISO VIEJO   CA 92656    2                  04/05/04           00
0437886005                03                 06/01/04           0.0000
3318000126                O                  05/01/34
0

9040667       E22/G02     F                  82,800.00          ZZ
                          360                82,649.89          4
                          6.5000             523.35             90
                          6.2500             523.35
LAFAYETTE     LA 70508    1                  05/20/04           01
0420232787                05                 07/01/04           25.0000
0420232787                N                  06/01/34
0

9047399       E86/G02     F                  230,000.00         ZZ
                          360                229,223.36         1
                          5.3750             1287.93            55
                          5.1250             1287.93
FULLERTON     CA 92831    5                  04/19/04           00
0437911621                05                 06/01/04           0.0000
526010                    O                  05/01/34
0

9047523       E86/G02     F                  300,000.00         ZZ
                          360                298,986.99         1
                          5.3750             1679.91            42
                          5.1250             1679.91
LAKE ALMANOR  CA 96137    2                  04/09/04           00
0437907801                03                 06/01/04           0.0000
524528                    O                  05/01/34
0

9047539       E86/G02     F                  366,000.00         ZZ
                          360                363,344.69         1
                          5.5000             2078.11            68
                          5.2500             2078.11
MAKAWAO       HI 96768    2                  03/18/04           00
0437911969                03                 05/01/04           0.0000
446074                    O                  04/01/34
0

9047543       E86/G02     F                  300,000.00         ZZ
                          360                298,986.99         1
                          5.3750             1679.91            39
                          5.1250             1679.91
ENGLEWOOD     CO 80113    2                  04/09/04           00
0437907769                03                 06/01/04           0.0000
533441                    O                  05/01/34
0

9047569       E86/G02     F                  65,000.00          ZZ
                          240                64,563.24          1
                          5.7500             456.35             67
                          5.5000             456.35
FRESNO        CA 93703    5                  04/17/04           00
0437909468                05                 06/01/04           0.0000
551846                    O                  05/01/24
0

9047571       E86/G02     F                  300,000.00         ZZ
                          360                299,010.36         1
                          5.5000             1703.37            62
                          5.2500             1703.37
WATSONVILLE   CA 95076    5                  04/14/04           00
0437909617                05                 06/01/04           0.0000
552572                    O                  05/01/34
0

9047573       E86/G02     F                  100,000.00         ZZ
                          360                99,654.39          1
                          5.2500             552.20             58
                          5.0000             552.20
EAGLE MOUNTAINUT 84043    5                  04/14/04           00
0437906597                05                 06/01/04           0.0000
548492                    O                  05/01/34
0

9047595       E86/G02     F                  201,000.00         ZZ
                          240                199,629.52         1
                          5.6250             1396.88            45
                          5.3750             1396.88
YORBA LINDA   CA 92886    5                  04/08/04           00
0437906589                05                 06/01/04           0.0000
533390                    O                  05/01/24
0

9047611       E86/G02     F                  264,000.00         ZZ
                          360                263,129.15         1
                          5.5000             1498.96            51
                          5.2500             1498.96
RANCHO SANTA MCA 92688    5                  04/16/04           00
0437911415                03                 06/01/04           0.0000
547367                    O                  05/01/34
0

9047959       E86/G02     F                  213,750.00         ZZ
                          360                212,970.75         1
                          6.5000             1351.05            75
                          6.2500             1351.05
CHARLOTTE HALLMD 20622    5                  03/26/04           00
0437906563                05                 05/01/04           0.0000
529989                    O                  04/01/34
0

9047999       E86/G02     F                  175,500.00         ZZ
                          360                174,893.43         1
                          5.2500             969.12             70
                          5.0000             969.12
EUREKA        CA 95503    2                  04/12/04           00
0437913908                05                 06/01/04           0.0000
537897                    O                  05/01/34
0

9048079       E86/G02     F                  240,000.00         ZZ
                          360                238,942.00         1
                          5.5000             1362.69            74
                          5.2500             1362.69
OAKLAND       CA 94608    5                  03/25/04           00
0437907215                05                 05/01/04           0.0000
522719                    O                  04/01/34
0

9048159       E86/G02     F                  254,000.00         ZZ
                          360                252,880.28         1
                          5.5000             1442.18            60
                          5.2500             1442.18
CASTRO VALLEY CA 94546    2                  03/29/04           00
0437914187                05                 05/01/04           0.0000
522485                    O                  04/01/34
0

9048239       E86/G02     F                  260,000.00         ZZ
                          360                259,118.47         1
                          5.5000             1476.25            47
                          5.2500             1476.25
AGOURA HILLS  CA 91301    5                  04/12/04           00
0437908155                05                 06/01/04           0.0000
527042                    O                  05/01/34
0

9048319       E86/G02     F                  200,000.00         ZZ
                          360                199,385.27         1
                          5.8750             1183.08            80
                          5.6250             1183.08
BRIDGEPORT    PA 19405    5                  04/19/04           00
0437906944                05                 06/01/04           0.0000
537760                    O                  05/01/34
0

9048363       E86/G02     F                  165,000.00         ZZ
                          360                164,255.46         1
                          5.3750             923.95             75
                          5.1250             923.95
YUBA CITY     CA 95993    5                  03/24/04           00
0437909484                05                 05/01/04           0.0000
524336                    O                  04/01/34
0

9048367       E86/G02     F                  300,000.00         ZZ
                          360                298,677.45         1
                          5.5000             1703.37            70
                          5.2500             1703.37
BUFFALO GROVE IL 60089    5                  04/02/04           00
0437909146                05                 05/01/04           0.0000
517050                    O                  04/01/34
0

9048379       E86/G02     F                  253,000.00         ZZ
                          360                252,203.75         1
                          5.7500             1476.44            63
                          5.5000             1476.44
CARSON CITY   NV 89703    2                  04/02/04           00
0437911043                03                 06/01/04           0.0000
527634                    O                  05/01/34
0

9048381       E86/G02     F                  260,000.00         ZZ
                          360                258,853.82         1
                          5.5000             1476.25            65
                          5.2500             1476.25
VAN NUYS      CA 91405    5                  03/29/04           00
0437909591                05                 05/01/04           0.0000
524974                    O                  04/01/34
0

9048391       E86/G02     F                  272,100.00         ZZ
                          360                271,159.56         1
                          5.2500             1502.55            61
                          5.0000             1502.55
ANAHEIM       CA 92801    5                  04/16/04           00
0437907827                05                 06/01/04           0.0000
531580                    O                  05/01/34
0

9048405       E86/G02     F                  243,000.00         ZZ
                          360                241,878.11         1
                          5.3750             1360.73            46
                          5.1250             1360.73
NIPOMO        CA 93444    5                  04/09/04           00
0437909732                05                 06/01/04           0.0000
522829                    O                  05/01/34
0

9048421       E86/G02     F                  300,000.00         ZZ
                          360                299,010.36         1
                          5.5000             1703.37            75
                          5.2500             1703.37
CLINTON       MD 20735    5                  04/26/04           00
0437911464                05                 06/01/04           0.0000
539780                    O                  05/01/34
0

9048439       E86/G02     F                  302,000.00         ZZ
                          360                300,943.96         1
                          5.2500             1667.66            51
                          5.0000             1667.66
PENTALUMA     CA 94952    5                  03/30/04           00
0437907066                03                 06/01/04           0.0000
522301                    O                  05/01/34
0

9048479       E86/G02     F                  295,000.00         ZZ
                          360                294,026.86         1
                          5.5000             1674.98            57
                          5.2500             1674.98
SANTA MARIA   CA 93455    5                  03/31/04           00
0437911704                05                 06/01/04           0.0000
522764                    O                  05/01/34
0

9048537       E86/G02     F                  195,000.00         ZZ
                          360                194,371.66         1
                          5.6250             1122.53            33
                          5.3750             1122.53
SOLVANG       CA 93463    5                  04/15/04           00
0437911027                05                 06/01/04           0.0000
545767                    O                  05/01/34
0

9048541       E86/G02     F                  276,000.00         ZZ
                          360                275,089.54         1
                          5.5000             1567.10            38
                          5.2500             1567.10
SAN FRANCISCO CA 94121    2                  04/07/04           00
0437907306                07                 06/01/04           0.0000
523149                    O                  05/01/34
0

9048569       E86/G02     F                  140,000.00         ZZ
                          360                139,516.12         1
                          5.2500             773.09             70
                          5.0000             773.09
POMPANO BEACH FL 33062    5                  04/06/04           00
0437911431                01                 06/01/04           0.0000
534177                    O                  05/01/34
0

9048571       E86/G02     F                  187,000.00         ZZ
                          360                186,291.39         1
                          4.7500             975.48             31
                          4.5000             975.48
DALY CITY     CA 94015    5                  04/16/04           00
0437909849                05                 06/01/04           0.0000
542162                    O                  05/01/34
0

9048581       E86/G02     F                  302,950.00         ZZ
                          360                301,973.82         1
                          5.6250             1743.95            59
                          5.3750             1743.95
PHOENIX       AZ 85013    2                  04/19/04           00
0437908544                05                 06/01/04           0.0000
533121                    O                  05/01/34
0

9049531       Y65/G02     F                  294,000.00         ZZ
                          360                293,030.17         1
                          5.5000             1669.30            54
                          5.2500             1669.30
LAKE FOREST   CA 92630    5                  04/20/04           00
0437916141                03                 06/01/04           0.0000
40151454                  O                  05/01/34
0

9050285       Y65/G02     F                  333,700.00         ZZ
                          360                332,599.21         1
                          5.5000             1894.71            53
                          5.2500             1894.71
DENVER        CO 80210    2                  04/28/04           00
0437916968                05                 06/01/04           0.0000
40147979                  O                  05/01/34
0

9050301       Y65/G02     F                  212,000.00         ZZ
                          360                211,300.67         1
                          5.5000             1203.71            67
                          5.2500             1203.71
AGOURA HILLS  CA 91301    5                  04/20/04           00
0437915960                01                 06/01/04           0.0000
40150424                  O                  05/01/34
0

9050427       Y65/G02     F                  286,000.00         ZZ
                          360                285,055.42         1
                          5.5000             1623.88            40
                          5.2500             1623.88
SANTA CRUZ    CA 95062    5                  04/27/04           00
0437917974                05                 06/01/04           0.0000
40151359                  O                  05/01/34
0

9050585       Y65/G02     F                  215,000.00         ZZ
                          360                214,323.35         1
                          5.7500             1254.68            69
                          5.5000             1254.68
SOUTH GATE    CA 90280    5                  04/27/04           00
0437912991                05                 06/01/04           0.0000
40147056                  N                  05/01/34
0

9051083       E86/G02     F                  298,200.00         ZZ
                          360                297,283.46         1
                          5.8750             1763.96            70
                          5.6250             1763.96
WEST HARTFORD CT 06107    5                  04/15/04           00
0437914336                05                 06/01/04           0.0000
329190                    O                  05/01/34
0

9051769       Y65/G02     F                  60,000.00          ZZ
                          240                59,578.84          1
                          5.3750             408.51             18
                          5.1250             408.51
GONZALES      CA 93926    5                  04/06/04           00
0437914922                05                 06/01/04           0.0000
40144396                  O                  05/01/24
0

9051775       Y65/G02     F                  72,500.00          ZZ
                          360                72,260.83          1
                          5.5000             411.65             49
                          5.2500             411.65
SACRAMENTO    CA 95815    5                  04/15/04           00
0437911860                05                 06/01/04           0.0000
40145086                  O                  05/01/34
0

9057047       E86/G02     F                  319,100.00         ZZ
                          360                317,984.86         1
                          6.2500             1964.75            80
                          6.0000             1964.75
TAMPA         FL 33612    1                  04/19/04           00
0437906969                05                 06/01/04           0.0000
536119                    O                  05/01/34
0

9057061       E86/G02     F                  148,000.00         ZZ
                          360                146,910.40         1
                          5.5000             840.33             80
                          5.2500             840.33
MANSFIELD     TX 76063    1                  04/02/04           00
0437914161                03                 06/01/04           0.0000
537531                    O                  05/01/34
0

9057067       E86/G02     F                  212,000.00         ZZ
                          360                211,378.69         1
                          6.1250             1288.13            80
                          5.8750             1288.13
LEMONT        IL 60439    1                  04/21/04           00
0437913700                05                 06/01/04           0.0000
547675                    O                  05/01/34
0

9057081       E86/G02     F                  267,050.00         ZZ
                          360                266,229.19         1
                          5.8750             1579.70            75
                          5.6250             1579.70
NILES         IL 60714    1                  04/19/04           00
0437914658                08                 06/01/04           0.0000
516494                    O                  05/01/34
0

9064385       L14/G02     F                  87,000.00          ZZ
                          360                87,000.00          1
                          5.0000             467.04             63
                          4.7500             467.04
PALM COURT    FL 32164    2                  10/20/03           00
0437924921                03                 09/01/04           0.0000
133920269                 N                  08/01/34
0

9066603       L14/G02     F                  52,079.00          ZZ
                          360                51,903.14          1
                          5.3750             291.63             27
                          5.1250             291.63
ALBUQUERQUE   NM 87114    1                  04/05/04           00
0437924863                03                 06/01/04           0.0000
130104855                 O                  05/01/34
0

9066697       L14/G02     F                  280,000.00         ZZ
                          360                279,159.57         1
                          6.0000             1678.75            80
                          5.7500             1678.75
JAMESTOWN     NC 27282    1                  04/27/04           00
0437930217                03                 06/01/04           0.0000
131100956                 O                  05/01/34
0

9066701       L14/G02     F                  232,400.00         ZZ
                          360                231,633.35         1
                          5.5000             1319.55            73
                          5.2500             1319.55
COLFAX        CA 95713    1                  04/15/04           00
0437927122                05                 06/01/04           0.0000
224300977                 O                  05/01/34
0

9069771       696/G02     F                  60,000.00          T
                          360                59,891.23          1
                          6.5000             379.24             80
                          6.2500             379.24
ST. PETERSBURGFL 33702    1                  05/27/04           00
0437931546                01                 07/01/04           0.0000
25204060                  O                  06/01/34
0

9075269       N67/G02     F                  436,500.00         ZZ
                          360                435,060.11         1
                          5.5000             2478.40            62
                          5.2500             2478.40
SAN DIEGO     CA 92124    2                  04/26/04           00
0437971146                03                 06/01/04           0.0000
3298000234                O                  05/01/34
0

9075297       N67/G02     F                  400,000.00         ZZ
                          360                396,358.74         1
                          5.3750             2239.88            37
                          5.1250             2239.88
IRVINE        CA 92620    2                  04/21/04           00
0437971203                03                 06/01/04           0.0000
3318000144                O                  05/01/34
0

9075371       N67/G02     F                  490,000.00         ZZ
                          360                488,345.40         1
                          5.3750             2743.86            54
                          5.1250             2743.86
RANCHO PALOS VCA 90275    1                  04/22/04           00
0437971377                05                 06/01/04           0.0000
3318000366                O                  05/01/34
0

9075391       N67/G02     F                  575,000.00         ZZ
                          360                573,266.87         1
                          5.5000             3264.79            49
                          5.2500             3264.79
GOLETA        CA 93117    2                  05/04/04           00
0438010332                03                 07/01/04           0.0000
3318000134                O                  06/01/34
0

9075399       N67/G02     F                  720,000.00         ZZ
                          360                717,568.78         1
                          5.3750             4031.79            74
                          5.1250             4031.79
NEWHALL AREA  CA 91321    1                  04/27/04           00
0437971435                05                 06/01/04           0.0000
3318000457                O                  05/01/34
0

9075559       N67/G02     F                  550,000.00         ZZ
                          360                548,054.55         1
                          5.1250             2994.68            75
                          4.8750             2994.68
LOS ANGELES   CA 90043    2                  04/19/04           00
0437971682                05                 06/01/04           0.0000
3298000433                O                  05/01/34
0

9080212       T23/G02     F                  27,000.00          ZZ
                          360                26,816.10          2
                          7.3750             186.48             75
                          7.1250             186.48
CINCINNATI    OH 45229    1                  01/16/04           00
0437518921                05                 02/16/04           0.0000
7167                      N                  01/16/34
0

9083063       Q12/G02     F                  183,350.00         ZZ
                          360                183,041.04         1
                          6.8750             1204.48            95
                          6.6250             1204.48
SCOTTSDALE    AZ 85251    5                  05/27/04           01
0437999311                05                 07/01/04           30.0000
07041003                  O                  06/01/34
0

9083115       286/286     F                  279,000.00         ZZ
                          360                278,172.10         3
                          6.8750             1832.84            90
                          6.6250             1832.84
ATTLEBORO     MA 02703    1                  04/30/04           11
3192993                   05                 06/01/04           25.0000
3192993                   N                  05/01/34
0

9083181       286/286     F                  69,390.00          ZZ
                          360                68,951.75          1
                          6.8750             455.85             90
                          6.6250             455.85
ROUND LAKE BEAIL 60073    1                  12/23/03           12
2940188                   05                 02/01/04           25.0000
2940188                   N                  01/01/34
0

9083193       286/286     F                  255,900.00         ZZ
                          360                255,468.77         3
                          6.8750             1681.09            80
                          6.6250             1681.09
BROCKTON      MA 02301    1                  05/13/04           00
3249952                   05                 07/01/04           0.0000
3249952                   N                  06/01/34
0

9083197       286/286     F                  47,700.00          ZZ
                          360                47,578.97          4
                          6.8750             313.36             90
                          6.6250             313.36
CHARLESTON    WV 25302    1                  04/30/04           21
3210098                   05                 06/01/04           25.0000
3210098                   N                  05/01/34
0

9083215       286/286     F                  36,675.00          ZZ
                          360                36,274.21          1
                          6.7500             237.88             90
                          6.5000             237.88
RADCLIFF      KY 40160    1                  05/03/04           12
3262476                   05                 07/01/04           25.0000
3262476                   N                  06/01/34
0

9083223       286/286     F                  70,000.00          ZZ
                          360                69,804.46          1
                          6.3750             436.71             88
                          5.4350             436.71
NEWPORT NEWS  VA 23601    1                  04/30/04           10
3238914                   05                 06/01/04           25.0000
3238914                   N                  05/01/34
0

9083345       286/286     F                  43,200.00          ZZ
                          360                43,090.47          2
                          6.8750             283.80             90
                          6.6250             283.80
COLUMBUS      OH 43206    1                  04/30/04           21
3116913                   05                 06/01/04           25.0000
3116913                   N                  05/01/34
0

9083379       286/286     F                  205,100.00         ZZ
                          360                204,580.07         3
                          6.8750             1347.37            90
                          6.6250             1347.37
OLD ORCHARD BEME 04064    1                  04/30/04           12
3278949                   05                 06/01/04           25.0000
3278949                   N                  05/01/34
0

9083403       286/286     F                  93,600.00          T
                          360                93,344.76          1
                          6.5000             591.62             80
                          6.2500             591.62
LAKE WORTH    FL 33461    1                  04/30/04           25
3286056                   05                 06/01/04           10.0000
3286056                   O                  05/01/34
0

9083553       286/286     F                  70,739.00          ZZ
                          360                70,456.40          1
                          6.8750             464.71             68
                          6.6250             464.71
MUNCIE        IN 47303    2                  05/12/04           00
3253792                   05                 07/01/04           0.0000
3253792                   N                  06/01/34
0

9083617       286/286     F                  228,000.00         T
                          360                227,347.59         1
                          6.2500             1403.84            80
                          6.0000             1403.84
HELENDALE     CA 92342    5                  04/27/04           25
3230133                   05                 06/01/04           10.0000
3230133                   O                  05/01/34
0

9083697       286/286     F                  40,000.00          ZZ
                          360                39,932.58          1
                          6.8750             262.78             80
                          6.6250             262.78
PITTSBURGH    PA 15210    1                  05/10/04           00
3213221                   05                 07/01/04           0.0000
3213221                   N                  06/01/34
0

9083709       286/286     F                  62,910.00          ZZ
                          360                62,803.98          2
                          6.8750             413.28             90
                          6.6250             413.28
INDIANAPOLIS  IN 46201    1                  05/13/04           11
3183273                   05                 07/01/04           25.0000
3183273                   N                  06/01/34
0

9083729       286/286     F                  98,000.00          T
                          360                97,726.23          1
                          6.3750             611.40             73
                          6.1250             611.40
ALEXANDRIA    VA 22302    1                  04/30/04           00
3249586                   01                 06/01/04           0.0000
3249586                   O                  05/01/34
0

9083769       286/286     F                  63,920.00          ZZ
                          360                63,812.29          2
                          6.8750             419.91             80
                          6.6250             419.91
KANKAKEE      IL 60901    1                  05/04/04           00
3200097                   05                 07/01/04           0.0000
3200097                   N                  06/01/34
0

9083849       286/286     F                  35,200.00          ZZ
                          360                35,140.69          1
                          6.8750             231.24             80
                          6.6250             231.24
FORT WAYNE    IN 46806    2                  05/03/04           00
3298861                   05                 07/01/04           0.0000
3298861                   N                  06/01/34
0

9083855       286/286     F                  36,000.00          ZZ
                          360                35,939.33          1
                          6.8750             236.50             80
                          6.6250             236.50
FORT WAYNE    IN 46806    2                  05/03/04           00
3298974                   05                 07/01/04           0.0000
3298974                   N                  06/01/34
0

9083861       286/286     F                  36,000.00          ZZ
                          360                35,939.33          1
                          6.8750             236.50             80
                          6.6250             236.50
FORT WAYNE    IN 46806    2                  05/03/04           00
3299002                   05                 07/01/04           0.0000
3299002                   N                  06/01/34
0

9083867       286/286     F                  36,800.00          ZZ
                          360                36,737.99          1
                          6.8750             241.75             80
                          6.6250             241.75
FORT WAYNE    IN 46806    2                  05/03/04           00
3298987                   05                 07/01/04           0.0000
3298987                   N                  06/01/34
0

9083909       286/286     F                  59,200.00          T
                          360                59,018.01          1
                          5.8750             350.20             64
                          5.6250             350.20
SCOTTSDALE    AZ 85251    1                  04/23/04           00
3195956                   01                 06/01/04           0.0000
3195956                   O                  05/01/34
0

9084025       286/286     F                  187,500.00         ZZ
                          360                187,184.04         4
                          6.8750             1231.75            84
                          6.6250             1231.75
CHICAGO       IL 60619    2                  05/05/04           12
3293863                   05                 07/01/04           20.0000
3293863                   N                  06/01/34
0

9089055       624/G02     F                  333,700.00         ZZ
                          360                332,573.20         1
                          5.3750             1868.62            41
                          5.1250             1868.62
SAN DIEGO     CA 92107    2                  04/21/04           00
0437968753                05                 06/01/04           0.0000
1000054714                O                  05/01/34
0

9092610       601/G02     F                  52,200.00          ZZ
                          360                51,427.65          2
                          7.0000             347.29             90
                          6.7500             347.29
WELLSBURG     WV 26070    1                  11/05/03           10
0437404429                05                 01/01/04           25.0000
63692032                  N                  12/01/33
0

9094897       U05/G02     F                  238,400.00         ZZ
                          360                237,998.28         1
                          6.8750             1566.12            80
                          6.6250             1566.12
BOIS D ARC    MO 65612    5                  05/26/04           00
0437987696                05                 07/01/04           0.0000
3000632781                O                  06/01/34
0

9095759       E86/G02     F                  71,200.00          ZZ
                          360                71,057.89          1
                          6.0000             426.88             80
                          5.7500             426.88
BALTIMORE     MD 21226    2                  05/03/04           00
0438095739                07                 07/01/04           0.0000
545715                    O                  06/01/34
0

9095837       N67/G02     F                  457,000.00         ZZ
                          360                455,329.50         1
                          5.3750             2559.07            36
                          5.1250             2559.07
LA JOLLA AREA CA 92037    2                  05/11/04           00
0438010597                01                 07/01/04           0.0000
3298000241                O                  06/01/34
0

9096987       E22/G02     F                  344,000.00         ZZ
                          360                343,689.02         1
                          6.5000             2174.31            80
                          6.2500             2174.31
MIAMI         FL 33187    1                  06/10/04           00
0420965956                05                 08/01/04           0.0000
0420965956                O                  07/01/34
0

9101215       T08/G02     F                  183,800.00         ZZ
                          360                183,387.16         1
                          5.3750             1029.23            80
                          5.1250             1029.23
ORLANDO       FL 32829    1                  05/14/04           00
0438014037                03                 07/01/04           0.0000
110111323                 O                  06/01/34
0

9101249       T08/G02     F                  100,000.00         ZZ
                          360                99,770.10          1
                          5.2500             552.20             52
                          5.0000             552.20
SPRING HILL   FL 34609    1                  05/17/04           00
0438014102                03                 07/01/04           0.0000
11082178                  O                  06/01/34
0

9101343       T08/G02     F                  220,000.00         ZZ
                          360                219,445.33         1
                          4.7500             1147.62            70
                          4.5000             1147.62
TAMPA         FL 33635    1                  05/21/04           00
0438014417                03                 07/01/04           0.0000
19990483                  O                  06/01/34
0

9102785       E22/G02     F                  288,000.00         ZZ
                          360                287,733.25         1
                          6.3750             1796.75            80
                          6.1250             1796.75
WILMINGTON (LACA 90744    5                  06/04/04           00
0421086604                05                 08/01/04           0.0000
0421086604                O                  07/01/34
0

9105613       E86/G02     F                  115,200.00         ZZ
                          360                114,964.52         1
                          5.8750             681.45             79
                          5.6250             681.45
DOWNS         IL 61736    1                  05/11/04           00
0438095689                05                 07/01/04           0.0000
000555855                 O                  06/01/34
0

9108127       E22/G02     F                  284,800.00         ZZ
                          360                284,536.22         1
                          6.3750             1776.78            80
                          6.1250             1776.78
ASTORIA       OR 97103    5                  06/09/04           00
0420681819                05                 08/01/04           0.0000
0420681819                O                  07/01/34
0

9108505       E22/G02     F                  460,000.00         ZZ
                          360                459,584.16         1
                          6.5000             2907.51            67
                          6.2500             2907.51
R. SANTA MARGACA 92688    5                  06/02/04           00
0420929671                03                 08/01/04           0.0000
0420929671                O                  07/01/34
0

9108935       144/144     F                  248,000.00         ZZ
                          360                247,770.30         1
                          6.3750             1547.20            68
                          6.1250             1547.20
NEW PALTZ     NY 12561    1                  06/07/04           00
160755843                 05                 08/01/04           0.0000
160755843                 O                  07/01/34
0

9111881       E22/G02     F                  190,000.00         ZZ
                          360                189,832.37         1
                          6.6250             1216.59            95
                          6.3750             1216.59
SNOHOMISH     WA 98290    2                  06/08/04           01
0421136938                05                 08/01/04           30.0000
0421136938                O                  07/01/34
0

9113655       U35/G02     F                  61,200.00          ZZ
                          360                61,154.80          2
                          7.5250             428.97             85
                          7.2750             428.97
KANKAKEE      IL 60901    1                  06/07/04           04
0438154890                05                 08/01/04           20.0000
16531708                  N                  07/01/34
0

9117727       Y69/G02     F                  254,750.00         ZZ
                          360                254,265.30         1
                          6.2500             1568.54            80
                          6.0000             1568.54
FULSHEAR      TX 77441    1                  05/21/04           00
0438044398                03                 07/01/04           0.0000
3010007264                O                  06/01/34
0

9117745       Y69/G02     F                  181,317.00         ZZ
                          360                180,955.09         1
                          6.0000             1087.09            80
                          5.7500             1087.09
FORNEY        TX 75126    1                  05/28/04           00
0438017980                03                 07/01/04           0.0000
3010005798                O                  06/01/34
0

9117749       Y69/G02     F                  176,000.00         ZZ
                          360                175,665.13         1
                          6.2500             1083.67            80
                          6.0000             1083.67
SAN ANTONIO   TX 78201    1                  05/21/04           00
0438018582                05                 07/01/04           0.0000
3010006536                O                  06/01/34
0

9119723       956/G02     F                  91,000.00          ZZ
                          360                90,913.66          1
                          6.2500             560.30             78
                          6.0000             560.30
PENDLETON     IN 46064    2                  06/01/04           00
0438085052                05                 08/01/04           0.0000
4914050070                O                  07/01/34
0

9119731       956/G02     F                  430,000.00         ZZ
                          360                429,201.36         1
                          6.3750             2682.64            80
                          6.1250             2682.64
SAN JOSE      CA 95123    2                  05/24/04           00
0438085128                05                 07/01/04           0.0000
714050036                 O                  06/01/34
0

9119747       956/G02     F                  455,000.00         ZZ
                          360                454,134.31         1
                          6.2500             2801.51            79
                          6.0000             2801.51
RAMONA        CA 92065    5                  05/27/04           00
0438084824                03                 07/01/04           0.0000
1514040140                O                  06/01/34
0

9119763       956/G02     F                  78,000.00          ZZ
                          360                77,787.32          1
                          6.5000             493.01             74
                          6.2500             493.01
LOUISVILLE    KY 40291    2                  04/23/04           00
0438084857                05                 06/01/04           0.0000
1814031366                N                  05/01/34
0

9119773       956/G02     F                  192,000.00         ZZ
                          360                191,634.69         1
                          6.2500             1182.18            79
                          6.0000             1182.18
PERRIS        CA 92571    5                  05/28/04           00
0438084873                05                 07/01/04           0.0000
1914050031                O                  06/01/34
0

9119777       956/G02     F                  180,800.00         ZZ
                          360                180,480.10         1
                          6.6250             1157.68            80
                          6.3750             1157.68
SPENCER       MA 01562    2                  05/21/04           00
0438084907                05                 07/01/04           0.0000
2814050004                O                  06/01/34
0

9119781       956/G02     F                  372,000.00         ZZ
                          360                370,855.99         1
                          6.1250             2260.31            80
                          5.8750             2260.31
TULSA         OK 74114    5                  04/15/04           00
0438084931                05                 06/01/04           0.0000
3614030135                O                  05/01/34
0

9119787       956/G02     F                  61,600.00          ZZ
                          360                61,443.85          1
                          6.8750             404.67             76
                          6.6250             404.67
OKLAHOMA CITY OK 73112    5                  04/27/04           00
0438084949                05                 06/01/04           0.0000
3614040086                O                  05/01/34
0

9119841       956/G02     F                  76,800.00          ZZ
                          360                76,664.11          1
                          6.6250             491.76             80
                          6.3750             491.76
GREENSBORO    NC 27406    1                  05/26/04           00
0438084980                05                 07/01/04           0.0000
3914050065                O                  06/01/34
0

9119859       956/G02     F                  345,000.00         ZZ
                          360                344,297.49         1
                          6.1250             2096.26            46
                          5.8750             2096.26
DANVILLE      CA 94506    5                  05/20/04           00
0438084766                03                 07/01/04           0.0000
114040081                 O                  06/01/34
0

9119863       956/G02     F                  595,000.00         ZZ
                          360                593,947.20         1
                          6.6250             3809.85            70
                          6.3750             3809.85
SAN FRANCISCO CA 94121    2                  05/12/04           00
0438084774                05                 07/01/04           0.0000
114040084                 O                  06/01/34
0

9119877       956/G02     F                  360,000.00         ZZ
                          360                359,298.41         1
                          6.1250             2187.40            80
                          5.8750             2187.40
DISCOVERY BAY CA 94514    5                  05/27/04           00
0438084865                03                 07/01/04           0.0000
214050020                 O                  06/01/34
0

9119883       956/G02     F                  440,000.00         ZZ
                          360                439,142.50         1
                          6.1250             2673.49            76
                          5.8750             2673.49
ELK GROVE     CA 95758    5                  05/17/04           00
0438084923                03                 07/01/04           0.0000
314050008                 O                  06/01/34
0

9119887       956/G02     F                  495,000.00         ZZ
                          360                493,441.22         1
                          5.7500             2888.69            77
                          5.5000             2888.69
LOS ANGELES   CA 90046    2                  04/08/04           00
0438085060                05                 06/01/04           0.0000
514040004                 O                  05/01/34
0

9119891       956/G02     F                  424,000.00         ZZ
                          360                423,193.28         1
                          6.2500             2610.64            74
                          6.0000             2610.64
SANTA ANA     CA 92706    2                  05/24/04           00
0438085078                05                 07/01/04           0.0000
514040062                 O                  06/01/34
0

9119895       956/G02     F                  419,500.00         ZZ
                          360                418,701.86         1
                          6.2500             2582.93            79
                          6.0000             2582.93
GLENDORA      CA 91741    2                  05/26/04           00
0438085086                05                 07/01/04           0.0000
514050025                 O                  06/01/34
0

9119899       956/G02     F                  588,000.00         ZZ
                          360                587,009.19         1
                          6.8750             3862.74            80
                          6.6250             3862.74
THOUSAND OAKS CA 91320    5                  05/28/04           00
0438085094                05                 07/01/04           0.0000
514050028                 O                  06/01/34
0

9119903       956/G02     F                  360,000.00         ZZ
                          360                359,282.70         1
                          6.2500             2216.58            80
                          6.0000             2216.58
CERRITOS      CA 90703    5                  05/21/04           00
0438085102                05                 07/01/04           0.0000
614040129                 O                  06/01/34
0

9120217       286/286     F                  500,550.00         ZZ
                          360                499,526.82         1
                          5.8750             2960.95            70
                          5.6250             2960.95
KAILUA-KONA   HI 96740    1                  05/04/04           00
3260423                   05                 07/01/04           0.0000
3260423                   O                  06/01/34
0

9120225       286/286     F                  156,000.00         ZZ
                          360                155,481.16         2
                          6.0000             935.30             70
                          5.7500             935.30
RED BLUFF     CA 96080    5                  04/27/04           00
3251666                   05                 06/01/04           0.0000
3251666                   N                  05/01/34
0

9120229       286/286     F                  259,200.00         ZZ
                          360                258,353.06         1
                          5.8750             1533.27            80
                          5.6250             1533.27
RENTON        WA 98055    2                  04/30/04           00
3236746                   05                 06/01/04           0.0000
3236746                   O                  05/01/34
0

9120233       286/286     F                  288,000.00         ZZ
                          360                287,526.46         1
                          7.0000             1916.08            66
                          6.7500             1916.08
NORTHBROOK    IL 60062    2                  05/07/04           00
3271086                   05                 07/01/04           0.0000
3271086                   O                  06/01/34
0

9120285       286/286     F                  176,800.00         ZZ
                          360                175,109.98         1
                          5.7500             1031.76            80
                          5.5000             1031.76
FRESNO        CA 93704    1                  04/26/04           00
3261171                   05                 06/01/04           0.0000
3261171                   N                  05/01/34
0

9120295       286/286     F                  359,960.00         ZZ
                          360                358,954.48         1
                          6.3750             2245.69            80
                          6.1250             2245.69
ALEXANDRIA    VA 22315    1                  05/03/04           00
3102173                   03                 06/01/04           0.0000
3102173                   O                  05/01/34
0

9120307       286/286     F                  102,000.00         ZZ
                          360                101,686.48         1
                          5.8750             603.37             80
                          5.6250             603.37
SPOKANE       WA 99201    1                  04/27/04           00
3175294                   05                 06/01/04           0.0000
3175294                   N                  05/01/34
0

9120329       286/286     F                  218,000.00         ZZ
                          360                217,521.66         1
                          5.5000             1237.79            80
                          5.2500             1237.79
UPLAND        CA 91786    2                  04/27/04           00
3031335                   05                 07/01/04           0.0000
3031335                   O                  06/01/34
0

9120333       286/286     F                  293,600.00         ZZ
                          360                290,644.59         1
                          6.8750             1928.75            75
                          6.6250             1928.75
LA HABRA      CA 90631    2                  04/28/04           00
3241635                   05                 06/01/04           0.0000
3241635                   O                  05/01/34
0

9120337       286/286     F                  300,500.00         ZZ
                          240                298,567.74         2
                          6.1250             2174.61            75
                          5.8750             2174.61
KINGSTON      MA 02364    2                  04/26/04           00
3245069                   05                 06/01/04           0.0000
3245069                   O                  05/01/24
0

9120341       286/286     F                  82,900.00          ZZ
                          360                82,668.43          4
                          6.3750             517.19             90
                          6.1250             517.19
COLUMBUS      OH 43211    1                  04/28/04           21
3216733                   05                 06/01/04           25.0000
3216733                   N                  05/01/34
0

9120345       286/286     F                  70,000.00          ZZ
                          360                69,863.57          1
                          6.1250             425.33             20
                          5.8750             425.33
MIAMI         FL 33183    5                  05/03/04           00
3289384                   05                 07/01/04           0.0000
3289384                   O                  06/01/34
0

9120349       286/286     F                  145,000.00         ZZ
                          360                144,710.58         1
                          6.0000             869.35             88
                          5.7500             869.35
SUNNY ISLES BEFL 33160    1                  05/10/04           11
3273692                   06                 07/01/04           30.0000
3273692                   O                  06/01/34
0

9120363       286/286     F                  238,000.00         ZZ
                          360                236,519.86         1
                          5.8750             1407.86            66
                          5.6250             1407.86
SANTA ANA     CA 92704    5                  01/09/04           00
2948318                   05                 03/01/04           0.0000
2948318                   O                  02/01/34
0

9120371       286/286     F                  128,016.00         ZZ
                          360                127,754.31         1
                          5.8750             757.27             80
                          5.6250             757.27
BLOOMINGTON   IN 47403    1                  05/10/04           00
3297197                   05                 07/01/04           0.0000
3297197                   O                  06/01/34
0

9120383       286/286     F                  130,400.00         ZZ
                          360                129,979.81         1
                          5.6250             750.66             80
                          5.3750             750.66
DENVER        CO 80231    1                  04/29/04           00
3227067                   03                 06/01/04           0.0000
3227067                   O                  05/01/34
0

9120387       286/286     F                  112,000.00         ZZ
                          240                111,279.84         1
                          5.0000             739.16             63
                          4.7500             739.16
INVERNESS     FL 34452    2                  04/27/04           00
3166578                   05                 07/01/04           0.0000
3166578                   O                  06/01/24
0

9120397       286/286     F                  87,300.00          ZZ
                          360                87,056.13          1
                          6.3750             544.64             90
                          6.1250             544.64
WESTLAND      MI 48186    1                  04/30/04           21
3176773                   05                 06/01/04           25.0000
3176773                   N                  05/01/34
0

9120405       286/286     F                  45,000.00          ZZ
                          360                44,914.36          1
                          6.2500             277.08             26
                          6.0000             277.08
LUTHERVILLE   MD 21093    5                  05/13/04           00
3231286                   05                 07/01/04           0.0000
3231286                   N                  06/01/34
0

9120479       286/286     F                  90,000.00          ZZ
                          360                89,828.76          1
                          6.2500             554.15             90
                          6.0000             554.15
GIRARD        PA 16417    1                  05/14/04           01
3240992                   05                 07/01/04           25.0000
3240992                   N                  06/01/34
0

9120487       286/286     F                  79,470.00          ZZ
                          360                79,213.92          1
                          5.6250             457.48             90
                          5.3750             457.48
SAVANNAH      GA 31406    1                  04/30/04           12
3237131                   05                 06/01/04           25.0000
3237131                   N                  05/01/34
0

9120497       286/286     F                  230,000.00         ZZ
                          360                228,608.90         1
                          6.0000             1378.97            69
                          5.7500             1378.97
GRAND BLANC   MI 48439    1                  01/09/04           00
2978982                   05                 03/01/04           0.0000
2978982                   O                  02/01/34
0

9120501       286/286     F                  304,700.00         ZZ
                          360                304,147.59         1
                          6.5000             1925.92            80
                          6.2500             1925.92
FREDERICKSBURGVA 22407    1                  05/13/04           00
3271462                   05                 07/01/04           0.0000
3271462                   O                  06/01/34
0

9120521       286/286     F                  90,000.00          ZZ
                          360                89,729.85          1
                          6.0000             539.60             72
                          5.7500             539.60
SUITLAND      MD 20746    5                  04/26/04           00
3191874                   05                 06/01/04           0.0000
3191874                   N                  05/01/34
0

9120529       286/286     F                  173,600.00         ZZ
                          360                173,103.26         1
                          6.2500             1068.89            80
                          6.0000             1068.89
VIRGINIA BEACHVA 23456    1                  04/30/04           00
2911157                   05                 06/01/04           0.0000
2911157                   O                  05/01/34
0

9120535       286/286     F                  230,950.00         ZZ
                          360                230,510.58         1
                          6.2500             1422.00            80
                          6.0000             1422.00
GOODYEAR      AZ 85338    1                  05/06/04           00
3172225                   05                 07/01/04           0.0000
3172225                   O                  06/01/34
0

9120537       286/286     F                  53,080.00          ZZ
                          360                52,928.10          1
                          6.2500             326.83             62
                          6.0000             326.83
CRESTVIEW     FL 32536    1                  04/29/04           00
3251057                   05                 06/01/04           0.0000
3251057                   N                  05/01/34
0

9120551       286/286     F                  82,000.00          ZZ
                          360                81,865.17          1
                          7.0000             545.55             33
                          6.7500             545.55
HOLLYWOOD     FL 33019    5                  04/30/04           00
3218691                   03                 07/01/04           0.0000
3218691                   O                  06/01/34
0

9120553       286/286     F                  333,700.00         T
                          360                333,109.54         1
                          6.6250             2136.72            43
                          6.3750             2136.72
BARRINGTON    IL 60010    5                  05/07/04           00
3298828                   05                 07/01/04           0.0000
3298828                   O                  06/01/34
0

9120567       286/286     F                  224,100.00         ZZ
                          360                223,241.47         1
                          5.8750             1325.64            90
                          5.6250             1325.64
TUCSON        AZ 85712    1                  04/30/04           12
3187770                   05                 06/01/04           25.0000
3187770                   N                  05/01/34
0

9120571       286/286     F                  52,359.00          ZZ
                          360                52,223.00          1
                          6.7500             339.60             90
                          6.5000             339.60
BALTIMORE     MD 21229    1                  04/28/04           04
3194964                   07                 06/01/04           25.0000
3194964                   N                  05/01/34
0

9120575       286/286     F                  198,150.00         ZZ
                          360                197,691.74         1
                          6.7500             1285.20            80
                          6.5000             1285.20
WILLIAMS      MN 56686    5                  05/10/04           00
3279782                   05                 07/01/04           0.0000
3279782                   O                  06/01/34
0

9120579       286/286     F                  84,600.00          ZZ
                          360                84,368.78          1
                          6.5000             534.73             90
                          6.2500             534.73
VIRGINIA BEACHVA 23462    1                  04/30/04           11
3190012                   05                 06/01/04           25.0000
3190012                   N                  05/01/34
0

9120591       286/286     F                  260,000.00         ZZ
                          360                259,517.08         1
                          6.3750             1622.07            80
                          6.1250             1622.07
GERMANTOWN    MD 20874    1                  05/14/04           00
3297862                   05                 07/01/04           0.0000
3297862                   O                  06/01/34
0

9120599       286/286     F                  183,200.00         T
                          360                182,906.03         1
                          7.1250             1234.26            80
                          6.8750             1234.26
RICHARDSON    TX 75080    1                  05/10/04           01
3294809                   05                 07/01/04           25.0000
3294809                   O                  06/01/34
0

9120611       286/286     F                  81,350.00          ZZ
                          360                81,122.75          2
                          6.3750             507.52             75
                          6.1250             507.52
SPRINGFIELD   IL 62704    1                  04/30/04           00
3249641                   05                 06/01/04           0.0000
3249641                   N                  05/01/34
0

9120613       144/144     F                  197,600.00         ZZ
                          360                197,407.94         1
                          6.1250             1200.64            80
                          5.8750             1200.64
WOODSTOCK     NY 12498    1                  06/14/04           00
160756304                 05                 08/01/04           0.0000
160756304                 O                  07/01/34
0

9120623       286/286     F                  113,118.00         ZZ
                          360                112,717.86         1
                          5.1250             615.92             75
                          4.8750             615.92
REDMEN        OR 97756    1                  04/30/04           00
3139034                   05                 06/01/04           0.0000
3139034                   N                  05/01/34
0

9120665       286/286     F                  58,500.00          ZZ
                          360                58,393.95          1
                          6.5000             369.76             90
                          6.2500             369.76
PORTSMOUTH    VA 23707    1                  05/12/04           11
3190205                   05                 07/01/04           25.0000
3190205                   N                  06/01/34
0

9120673       286/286     F                  58,500.00          ZZ
                          360                58,351.72          1
                          6.8750             384.30             90
                          6.6250             384.30
IRVING        TX 75060    1                  04/29/04           14
3251294                   05                 06/01/04           25.0000
3251294                   N                  05/01/34
0

9120685       286/286     F                  155,000.00         ZZ
                          360                154,675.56         1
                          5.7500             904.54             78
                          5.5000             904.54
KILL DEVIL HILNC 27948    5                  05/07/04           00
3182119                   05                 07/01/04           0.0000
3182119                   O                  06/01/34
0

9120691       286/286     F                  204,200.00         ZZ
                          360                203,782.58         1
                          5.8750             1207.93            90
                          5.6250             1207.93
INDIO         CA 92201    1                  05/05/04           11
2984958                   05                 07/01/04           25.0000
2984958                   N                  06/01/34
0

9120697       286/286     F                  210,000.00         ZZ
                          240                208,609.36         1
                          5.8750             1489.41            62
                          5.6250             1489.41
INGLEWOOD     CA 90303    5                  04/26/04           00
3279485                   05                 06/01/04           0.0000
3279485                   O                  05/01/24
0

9120701       286/286     F                  184,500.00         ZZ
                          360                184,181.39         2
                          6.7500             1196.67            90
                          6.5000             1196.67
CHICAGO       IL 60609    1                  05/12/04           12
3260972                   05                 07/01/04           30.0000
3260972                   N                  06/01/34
0

9120705       286/286     F                  333,700.00         ZZ
                          360                332,356.51         1
                          6.2500             2054.65            73
                          6.0000             2054.65
REDLANDS      CA 92374    2                  04/20/04           00
3243653                   05                 06/01/04           0.0000
3243653                   O                  05/01/34
0

9120713       286/286     F                  55,800.00          ZZ
                          360                55,658.55          1
                          6.8750             366.57             90
                          6.6250             366.57
BALTIMORE     MD 21224    1                  04/30/04           11
3232276                   05                 06/01/04           25.0000
3232276                   N                  05/01/34
0

9120729       286/286     F                  380,000.00         ZZ
                          360                379,294.21         2
                          6.3750             2370.71            61
                          6.1250             2370.71
ARLINGTON     MA 02474    5                  05/14/04           00
3264358                   05                 07/01/04           0.0000
3264358                   N                  06/01/34
0

9120755       286/286     F                  330,000.00         ZZ
                          360                329,175.92         1
                          5.5000             1873.71            58
                          5.2500             1873.71
BELLINGHAM    WA 98229    5                  05/10/04           00
3207203                   05                 07/01/04           0.0000
3207203                   O                  06/01/34
0

9120767       286/286     F                  300,000.00         ZZ
                          360                298,986.96         1
                          5.3750             1679.92            80
                          5.1250             1679.92
TIKI ISLAND   TX 77554    1                  04/29/04           00
3177458                   05                 06/01/04           0.0000
3177458                   O                  05/01/34
0

9120781       286/286     F                  68,000.00          T
                          360                67,827.09          1
                          6.0000             407.70             74
                          5.7500             407.70
DOUGLAS CITY  CA 96024    1                  05/04/04           00
3221913                   05                 07/01/04           0.0000
3221913                   O                  06/01/34
0

9120791       286/286     F                  57,680.00          ZZ
                          360                57,240.91          1
                          6.8750             378.92             80
                          6.6250             378.92
DAYTON        TX 77535    1                  11/25/03           00
2918290                   05                 01/01/04           0.0000
2918290                   O                  12/01/33
0

9120809       286/286     F                  328,000.00         ZZ
                          360                327,375.92         1
                          6.2500             2019.56            80
                          6.0000             2019.56
ALBUQUERQUE   NM 87120    2                  05/06/04           00
3279625                   05                 07/01/04           0.0000
3279625                   O                  06/01/34
0

9120833       286/286     F                  330,000.00         ZZ
                          360                329,009.51         1
                          6.0000             1978.52            70
                          5.7500             1978.52
ANAHEIM       CA 92808    5                  04/22/04           00
3260401                   05                 06/01/04           0.0000
3260401                   O                  05/01/34
0

9120847       286/286     F                  58,500.00          ZZ
                          360                57,504.11          1
                          6.5000             369.76             75
                          6.2500             369.76
PEARL CITY    HI 96782    1                  04/20/04           00
3172371                   01                 06/01/04           0.0000
3172371                   N                  05/01/34
0

9120863       286/286     F                  154,000.00         ZZ
                          360                153,706.98         2
                          6.2500             948.21             70
                          6.0000             948.21
KEYES         CA 95328    5                  05/06/04           00
3243102                   05                 07/01/04           0.0000
3243102                   N                  06/01/34
0

9120881       286/286     F                  62,000.00          ZZ
                          360                61,821.74          1
                          6.2500             381.75             36
                          6.0000             381.75
REDLANDS      CA 92374    5                  04/21/04           00
3094505                   05                 06/01/04           0.0000
3094505                   N                  05/01/34
0

9120899       286/286     F                  66,750.00          ZZ
                          360                66,637.50          1
                          6.8750             438.51             75
                          6.6250             438.51
SACRAMENTO    CA 95823    1                  05/04/04           00
3277005                   03                 07/01/04           0.0000
3277005                   N                  06/01/34
0

9120905       286/286     F                  68,000.00          ZZ
                          360                67,873.69          1
                          6.3750             424.24             80
                          6.1250             424.24
RIO RANCHO    NM 87124    5                  05/07/04           00
3292977                   05                 07/01/04           0.0000
3292977                   O                  06/01/34
0

9120929       286/286     F                  91,200.00          ZZ
                          360                91,026.47          1
                          6.2500             561.54             90
                          6.0000             561.54
CROSBY        TX 77532    1                  05/10/04           12
3291071                   03                 07/01/04           25.0000
3291071                   O                  06/01/34
0

9120939       286/286     F                  240,000.00         ZZ
                          360                239,022.69         1
                          5.8750             1419.70            60
                          5.6250             1419.70
WASHINGTON    DC 20008    5                  04/28/04           00
3169599                   01                 06/01/04           0.0000
3169599                   N                  05/01/34
0

9120963       286/286     F                  156,500.00         ZZ
                          360                155,655.87         1
                          5.8750             925.76             64
                          5.6250             925.76
WASHINGTON    DC 20008    5                  04/28/04           00
3169611                   01                 06/01/04           0.0000
3169611                   N                  05/01/34
0

9120969       286/286     F                  257,593.00         ZZ
                          360                255,866.31         1
                          6.1250             1565.17            80
                          5.8750             1565.17
FRONT ROYAL   VA 22630    1                  01/23/04           00
2497001                   05                 03/01/04           0.0000
2497001                   O                  02/01/34
0

9120993       286/286     F                  116,000.00         ZZ
                          360                115,762.88         1
                          5.8750             686.19             80
                          5.6250             686.19
TUCSON        AZ 85718    1                  05/10/04           00
3243963                   03                 07/01/04           0.0000
3243963                   O                  06/01/34
0

9120999       286/286     F                  89,200.00          ZZ
                          360                89,034.34          1
                          6.3750             556.49             80
                          6.1250             556.49
AUSTIN        TX 78723    1                  05/07/04           00
3283025                   05                 07/01/04           0.0000
3283025                   N                  06/01/34
0

9121029       286/286     F                  110,400.00         ZZ
                          360                110,034.67         1
                          5.5000             626.84             80
                          5.2500             626.84
TUCSON        AZ 85711    1                  04/29/04           00
3234035                   05                 06/01/04           0.0000
3234035                   O                  05/01/34
0

9121035       286/286     F                  92,450.00          ZZ
                          360                92,278.29          1
                          6.3750             576.77             80
                          6.1250             576.77
EL PASO       TX 79924    1                  05/07/04           00
3284282                   05                 07/01/04           0.0000
3284282                   O                  06/01/34
0

9121039       286/286     F                  247,500.00         ZZ
                          360                246,984.04         1
                          7.8750             1794.55            90
                          6.9350             1794.55
CHICAGO       IL 60634    1                  04/23/04           24
3238647                   05                 06/01/04           25.0000
3238647                   O                  05/01/34
0

9121043       286/286     F                  160,000.00         ZZ
                          360                159,532.07         1
                          5.3750             895.96             80
                          5.1250             895.96
CLAIRTON      PA 15025    1                  05/04/04           00
3174980                   05                 07/01/04           0.0000
3174980                   O                  06/01/34
0

9121047       286/286     F                  107,400.00         ZZ
                          360                107,057.30         1
                          5.8750             635.32             75
                          5.6250             635.32
GLEN ALLEN    VA 23060    2                  05/04/04           00
3222690                   05                 06/01/04           0.0000
3222690                   N                  05/01/34
0

9121055       286/286     F                  235,900.00         ZZ
                          360                235,443.28         1
                          6.2500             1452.48            80
                          6.0000             1452.48
QUEEN CREEK   AZ 85242    1                  05/12/04           00
3240737                   05                 07/01/04           0.0000
3240737                   O                  06/01/34
0

9121061       286/286     F                  184,300.00         ZZ
                          360                183,713.91         1
                          5.8750             1090.21            71
                          5.6250             1090.21
CITRUS HEIGHTSCA 95621    5                  04/26/04           00
3157191                   05                 06/01/04           0.0000
3157191                   N                  05/01/34
0

9121081       286/286     F                  484,200.00         ZZ
                          360                482,879.69         1
                          6.5000             3060.48            90
                          6.2500             3060.48
SALT LAKE CITYUT 84109    1                  04/29/04           12
3249336                   05                 06/01/04           25.0000
3249336                   O                  05/01/34
0

9121119       286/286     F                  325,500.00         ZZ
                          360                324,865.64         1
                          6.1250             1977.78            75
                          5.8750             1977.78
UPLAND        CA 91786    1                  05/05/04           00
3270479                   05                 07/01/04           0.0000
3270479                   O                  06/01/34
0

9121125       286/286     F                  72,800.00          ZZ
                          360                72,576.24          1
                          5.8750             430.64             80
                          5.6250             430.64
DALLAS        TX 75230    2                  05/05/04           00
3292431                   01                 06/01/04           0.0000
3292431                   N                  05/01/34
0

9121139       286/286     F                  84,450.00          ZZ
                          360                84,191.25          1
                          6.3750             526.86             79
                          6.1250             526.86
ST HELENS     OR 97051    5                  04/30/04           00
3157343                   05                 06/01/04           0.0000
3157343                   N                  05/01/34
0

9121145       286/286     F                  325,500.00         ZZ
                          360                324,499.52         1
                          5.8750             1925.46            70
                          5.6250             1925.46
LOS ANGELES   CA 90018    1                  04/27/04           00
3282879                   05                 06/01/04           0.0000
3282879                   O                  05/01/34
0

9121151       286/286     F                  238,000.00         ZZ
                          360                237,618.20         1
                          7.1250             1603.46            70
                          6.8750             1603.46
CLAREMONT     CA 91711    5                  04/30/04           00
3222732                   05                 07/01/04           0.0000
3222732                   O                  06/01/34
0

9121167       286/286     F                  274,500.00         ZZ
                          360                273,714.54         1
                          6.2500             1690.15            80
                          6.0000             1690.15
LODI          CA 95240    1                  04/21/04           00
3248163                   05                 06/01/04           0.0000
3248163                   O                  05/01/34
0

9121191       286/286     F                  479,200.00         ZZ
                          360                476,043.15         4
                          6.3750             2989.59            80
                          6.1250             2989.59
LOS ANGELES   CA 90005    1                  12/15/03           00
2968376                   05                 02/01/04           0.0000
2968376                   O                  01/01/34
0

9121193       286/286     F                  243,750.00         ZZ
                          360                243,000.81         1
                          5.8750             1441.87            75
                          5.6250             1441.87
CEDAR PARK    TX 78613    2                  04/28/04           00
3245729                   05                 06/01/04           0.0000
3245729                   O                  05/01/34
0

9121207       286/286     F                  170,900.00         ZZ
                          360                170,399.12         1
                          6.1250             1038.41            80
                          5.8750             1038.41
SUMMERVILLE   SC 29485    1                  04/29/04           00
3211681                   05                 06/01/04           0.0000
3211681                   O                  05/01/34
0

9121219       286/286     F                  135,000.00         ZZ
                          360                134,544.12         1
                          5.3750             755.97             75
                          5.1250             755.97
GOODRIDGE     MN 56725    5                  04/13/04           00
3180062                   05                 06/01/04           0.0000
3180062                   O                  05/01/34
0

9121227       286/286     F                  172,880.00         ZZ
                          360                172,566.58         1
                          6.5000             1092.72            80
                          6.2500             1092.72
KING GEORGE   VA 22485    1                  05/07/04           00
2185755                   05                 07/01/04           0.0000
2185755                   O                  06/01/34
0

9121229       286/286     F                  62,400.00          ZZ
                          360                62,208.21          1
                          5.8750             369.12             80
                          5.6250             369.12
DOUGLASVILLE  GA 30135    1                  05/05/04           00
3155910                   05                 06/01/04           0.0000
3155910                   N                  05/01/34
0

9121233       286/286     F                  40,500.00          ZZ
                          360                40,341.31          1
                          6.1250             246.09             75
                          5.8750             246.09
SURPRISE      AZ 85374    5                  03/19/04           00
3113927                   01                 05/01/04           0.0000
3113927                   N                  04/01/34
0

9121237       286/286     F                  40,500.00          ZZ
                          360                40,341.31          1
                          6.1250             246.09             75
                          5.8750             246.09
SURPRISE      AZ 85374    5                  03/19/04           00
3113930                   01                 05/01/04           0.0000
3113930                   N                  04/01/34
0

9121243       286/286     F                  40,500.00          ZZ
                          360                40,341.31          1
                          6.1250             246.09             75
                          5.8750             246.09
SURPRISE      AZ 85374    5                  03/19/04           00
3113933                   01                 05/01/04           0.0000
3113933                   N                  04/01/34
0

9121253       286/286     F                  168,000.00         ZZ
                          360                167,648.36         1
                          5.7500             980.40             80
                          5.5000             980.40
LAMAR         SC 29069    2                  05/03/04           00
3229589                   05                 07/01/04           0.0000
3229589                   O                  06/01/34
0

9121279       286/286     F                  225,000.00         ZZ
                          360                224,062.37         1
                          6.0000             1348.99            75
                          5.7500             1348.99
TEMECULA      CA 92591    1                  03/22/04           00
3199028                   05                 05/01/04           0.0000
3199028                   N                  04/01/34
0

9121319       286/286     F                  192,850.00         ZZ
                          360                192,259.23         1
                          6.3750             1203.14            95
                          6.1250             1203.14
REVERE        MA 02151    1                  04/30/04           12
3263970                   05                 06/01/04           30.0000
3263970                   O                  05/01/34
0

9121327       286/286     F                  270,100.00         ZZ
                          360                268,905.99         1
                          5.5000             1533.60            53
                          5.2500             1533.60
DURANGO       CO 81301    2                  05/04/04           00
3189399                   05                 07/01/04           0.0000
3189399                   O                  06/01/34
0

9121331       286/286     F                  269,000.00         ZZ
                          360                268,170.26         1
                          6.5000             1700.27            73
                          6.2500             1700.27
QUEEN CREEK   AZ 85242    1                  04/28/04           00
3036629                   05                 06/01/04           0.0000
3036629                   O                  05/01/34
0

9121339       286/286     F                  50,000.00          ZZ
                          360                49,441.66          1
                          5.7500             291.79             49
                          5.5000             291.79
WICHITA       KS 67219    2                  04/07/04           00
3171501                   05                 06/01/04           0.0000
3171501                   N                  05/01/34
0

9121343       286/286     F                  46,400.00          ZZ
                          360                46,279.48          1
                          6.7500             300.95             80
                          6.5000             300.95
MARYSVILLE    OH 43040    1                  04/30/04           00
3190155                   05                 06/01/04           0.0000
3190155                   O                  05/01/34
0

9121351       286/286     F                  184,000.00         ZZ
                          360                183,658.23         1
                          6.3750             1147.93            80
                          6.1250             1147.93
VIRGINIA BEACHVA 23456    1                  05/14/04           00
2184794                   05                 07/01/04           0.0000
2184794                   O                  06/01/34
0

9121375       286/286     F                  89,600.00          ZZ
                          360                89,337.40          1
                          6.1250             544.42             80
                          5.8750             544.42
HULL          GA 30646    1                  04/30/04           00
3233691                   05                 06/01/04           0.0000
3233691                   O                  05/01/34
0

9121387       286/286     F                  260,000.00         ZZ
                          360                259,256.03         1
                          6.2500             1600.87            80
                          6.0000             1600.87
UPPER MARLBOROMD 20774    1                  04/30/04           00
3266196                   05                 06/01/04           0.0000
3266196                   O                  05/01/34
0

9121399       286/286     F                  110,700.00         ZZ
                          360                110,473.71         1
                          5.8750             654.84             90
                          5.6250             654.84
WOODLAND      WA 98674    1                  05/04/04           11
3236568                   05                 07/01/04           25.0000
3236568                   N                  06/01/34
0

9121403       286/286     F                  87,750.00          ZZ
                          360                87,598.46          1
                          6.7500             569.15             90
                          6.5000             569.15
ROCHESTER HILLMI 48309    1                  05/14/04           12
3274490                   01                 07/01/04           25.0000
3274490                   N                  06/01/34
0

9121411       286/286     F                  64,000.00          ZZ
                          360                63,819.76          1
                          6.3750             399.28             80
                          6.1250             399.28
WASHINGTON    IL 61571    1                  04/30/04           00
3220435                   05                 06/01/04           0.0000
3220435                   N                  05/01/34
0

9121415       286/286     F                  112,700.00         ZZ
                          360                112,336.84         1
                          5.6250             648.77             80
                          5.3750             648.77
OLYMPIA       WA 98516    1                  04/27/04           00
3272694                   05                 06/01/04           0.0000
3272694                   N                  05/01/34
0

9121431       286/286     F                  268,450.00         ZZ
                          360                267,717.99         1
                          6.5000             1696.79            80
                          6.2500             1696.79
RENO          NV 89523    1                  04/28/04           00
2617508                   05                 06/01/04           0.0000
2617508                   N                  05/01/34
0

9121435       286/286     F                  53,000.00          ZZ
                          360                52,543.01          1
                          6.8750             348.18             68
                          6.6250             348.18
DAYTON        OH 45410    5                  09/30/03           00
2809002                   05                 11/01/03           0.0000
2809002                   N                  10/01/33
0

9121439       286/286     F                  27,000.00          ZZ
                          360                26,953.36          1
                          6.7500             175.13             90
                          6.5000             175.13
EL PASO       TX 79924    1                  05/06/04           01
3243711                   05                 07/01/04           25.0000
3243711                   N                  06/01/34
0

9121443       286/286     F                  124,000.00         ZZ
                          360                123,600.42         1
                          5.6250             713.82             80
                          5.3750             713.82
URBANDALE     IA 50322    5                  04/26/04           00
3210836                   05                 06/01/04           0.0000
3210836                   O                  05/01/34
0

9121447       286/286     F                  73,600.00          ZZ
                          360                73,400.54          1
                          5.5000             417.90             80
                          5.2500             417.90
APOLLO        PA 15613    1                  05/05/04           00
3173742                   05                 07/01/04           0.0000
3173742                   O                  06/01/34
0

9121453       286/286     F                  170,000.00         ZZ
                          360                169,691.79         4
                          6.5000             1074.52            63
                          6.2500             1074.52
YUBA CITY     CA 95991    5                  05/03/04           00
3244658                   05                 07/01/04           0.0000
3244658                   N                  06/01/34
0

9121457       286/286     F                  85,000.00          ZZ
                          360                84,834.34          1
                          6.1250             516.47             57
                          5.8750             516.47
ANGOLA        IN 46703    2                  05/03/04           00
3260116                   05                 07/01/04           0.0000
3260116                   O                  06/01/34
0

9121461       286/286     F                  333,700.00         ZZ
                          360                332,649.75         1
                          5.7500             1947.39            80
                          5.5000             1947.39
CONCORD       CA 94521    2                  04/26/04           00
3230090                   05                 06/01/04           0.0000
3230090                   O                  05/01/34
0

9121481       286/286     F                  179,900.00         ZZ
                          360                179,409.43         1
                          6.5000             1137.10            80
                          6.2500             1137.10
CHESTER       MD 21619    1                  04/30/04           00
3238981                   01                 06/01/04           0.0000
3238981                   O                  05/01/34
0

9121499       286/286     F                  308,000.00         ZZ
                          360                305,768.90         1
                          5.8750             1821.94            62
                          5.6250             1821.94
SAN JOSE      CA 95123    5                  12/04/03           00
2948656                   05                 02/01/04           0.0000
2948656                   O                  01/01/34
0

9121503       286/286     F                  229,500.00         ZZ
                          360                228,788.06         2
                          5.8750             1357.58            56
                          5.6250             1357.58
SANTA ANA     CA 92703    2                  04/23/04           00
3234083                   05                 06/01/04           0.0000
3234083                   O                  05/01/34
0

9121505       286/286     F                  88,000.00          T
                          360                87,392.02          1
                          6.1250             534.70             80
                          5.8750             534.70
BOVEY         MN 55709    1                  12/17/03           01
2903529                   05                 02/01/04           25.0000
2903529                   O                  01/01/34
0

9121525       286/286     F                  214,000.00         ZZ
                          360                213,592.83         1
                          6.2500             1317.64            74
                          6.0000             1317.64
SAN BERNARDINOCA 92407    5                  05/04/04           00
3249370                   05                 07/01/04           0.0000
3249370                   O                  06/01/34
0

9121529       286/286     F                  295,000.00         ZZ
                          360                294,352.72         1
                          5.5000             1674.98            74
                          5.2500             1674.98
DOS PALOS     CA 93620    5                  04/27/04           00
3237047                   05                 07/01/04           0.0000
3237047                   O                  06/01/34
0

9121557       286/286     F                  82,000.00          ZZ
                          360                81,854.90          1
                          6.6250             525.06             90
                          6.3750             525.06
RIO RANCHO    NM 87144    2                  05/10/04           01
3266369                   05                 07/01/04           25.0000
3266369                   N                  06/01/34
0

9121575       286/286     F                  266,400.00         ZZ
                          360                265,520.88         1
                          5.5000             1512.60            80
                          5.2500             1512.60
SUISUN CITY   CA 94585    2                  04/22/04           00
3222800                   05                 06/01/04           0.0000
3222800                   O                  05/01/34
0

9121585       286/286     F                  233,500.00         ZZ
                          360                233,066.31         1
                          6.3750             1456.74            83
                          6.1250             1456.74
EMMAUS        PA 18049    5                  05/10/04           11
3280201                   05                 07/01/04           12.0000
3280201                   O                  06/01/34
0

9121599       286/286     F                  285,000.00         ZZ
                          360                284,120.56         1
                          5.8750             1685.89            73
                          5.6250             1685.89
SANTA ANA     CA 92701    5                  04/27/04           00
3148247                   05                 06/01/04           0.0000
3148247                   O                  05/01/34
0

9121607       286/286     F                  71,920.00          ZZ
                          360                71,679.29          1
                          6.6250             460.52             80
                          6.3750             460.52
MURRAY        UT 84123    1                  05/03/04           00
3228391                   01                 06/01/04           0.0000
3228391                   O                  05/01/34
0

9121615       286/286     F                  314,100.00         ZZ
                          360                313,620.51         3
                          7.3750             2169.42            90
                          7.1250             2169.42
LOS ANGELES   CA 90011    1                  05/07/04           14
3237738                   05                 07/01/04           25.0000
3237738                   O                  06/01/34
0

9121619       286/286     F                  229,330.00         ZZ
                          360                228,475.68         1
                          6.0000             1374.95            95
                          5.7500             1374.95
MAPLEWOOD     MN 55117    1                  05/03/04           12
3260997                   05                 06/01/04           30.0000
3260997                   O                  05/01/34
0

9121645       286/286     F                  22,400.00          ZZ
                          360                22,231.01          1
                          6.8750             147.16             80
                          6.6250             147.16
NYSSA         OR 97913    2                  04/30/04           00
3232535                   05                 06/01/04           0.0000
3232535                   N                  05/01/34
0

9121653       286/286     F                  168,250.00         ZZ
                          360                167,880.83         1
                          5.5000             955.31             58
                          5.2500             955.31
TRACY         CA 95376    2                  05/03/04           00
3228644                   05                 07/01/04           0.0000
3228644                   N                  06/01/34
0

9121659       286/286     F                  277,000.00         ZZ
                          360                276,148.60         1
                          5.8750             1638.56            70
                          5.6250             1638.56
LA PUENTE AREACA 91746    5                  04/21/04           00
3225343                   05                 06/01/04           0.0000
3225343                   O                  05/01/34
0

9121667       286/286     F                  333,700.00         ZZ
                          360                333,017.87         1
                          5.8750             1973.97            58
                          5.6250             1973.97
BRENTWOOD     CA 94513    1                  04/29/04           00
3158722                   05                 07/01/04           0.0000
3158722                   O                  06/01/34
0

9121671       286/286     F                  355,000.00         ZZ
                          360                354,008.34         4
                          6.3750             2214.74            70
                          6.1250             2214.74
PASADENA      CA 91104    5                  04/22/04           00
3207135                   05                 06/01/04           0.0000
3207135                   O                  05/01/34
0

9121673       286/286     F                  186,000.00         ZZ
                          360                185,386.43         2
                          5.5000             1056.09            62
                          5.2500             1056.09
ANACORTES     WA 98221    2                  05/04/04           00
2572200                   05                 06/01/04           0.0000
2572200                   N                  05/01/34
0

9121677       286/286     F                  84,000.00          ZZ
                          360                83,847.71          1
                          6.5000             530.94             80
                          6.2500             530.94
RENO          NV 89503    5                  05/11/04           00
3281295                   03                 07/01/04           0.0000
3281295                   N                  06/01/34
0

9121679       286/286     F                  202,000.00         ZZ
                          360                201,421.24         1
                          6.2500             1243.75            80
                          6.0000             1243.75
CATHEDRAL CITYCA 92234    2                  04/27/04           00
3244957                   05                 06/01/04           0.0000
3244957                   O                  05/01/34
0

9121683       286/286     F                  300,000.00         ZZ
                          360                299,055.83         1
                          5.7500             1750.72            80
                          5.5000             1750.72
CHESTERFIELD  VA 23838    1                  04/30/04           00
3073683                   05                 06/01/04           0.0000
3073683                   O                  05/01/34
0

9121689       286/286     F                  77,200.00          ZZ
                          360                76,956.76          1
                          6.0000             462.86             80
                          5.7500             462.86
CARSON CITY   NV 89701    5                  04/28/04           00
3262103                   05                 06/01/04           0.0000
3262103                   N                  05/01/34
0

9121705       286/286     F                  102,400.00         ZZ
                          360                102,120.78         1
                          6.5000             647.24             80
                          6.2500             647.24
CONCORD       CA 94520    1                  04/26/04           00
3245503                   01                 06/01/04           0.0000
3245503                   O                  05/01/34
0

9121707       286/286     F                  481,500.00         ZZ
                          360                480,708.32         1
                          7.0000             3203.44            80
                          6.7500             3203.44
RICHMOND      CA 94803    5                  04/29/04           00
3263978                   05                 07/01/04           0.0000
3263978                   O                  06/01/34
0

9121719       286/286     F                  294,000.00         ZZ
                          360                293,528.38         1
                          7.1250             1980.74            70
                          6.8750             1980.74
ANAHEIM       CA 92804    5                  04/28/04           00
3262932                   05                 07/01/04           0.0000
3262932                   O                  06/01/34
0

9121721       286/286     F                  54,050.00          ZZ
                          360                53,954.36          1
                          6.6250             346.09             90
                          6.3750             346.09
BAYTOWN       TX 77521    1                  05/03/04           12
3255105                   05                 07/01/04           25.0000
3255105                   N                  06/01/34
0

9121723       286/286     F                  305,000.00         ZZ
                          360                303,812.87         1
                          5.6250             1755.76            47
                          5.3750             1755.76
EL CAJON      CA 92021    1                  04/21/04           00
3147347                   05                 06/01/04           0.0000
3147347                   O                  05/01/34
0

9121727       286/286     F                  57,600.00          ZZ
                          360                57,500.52          1
                          6.7500             373.60             72
                          6.5000             373.60
AKRON         OH 44314    2                  05/07/04           00
3184874                   05                 07/01/04           0.0000
3184874                   N                  06/01/34
0

9121729       286/286     F                  191,200.00         ZZ
                          360                190,583.89         1
                          5.6250             1100.66            80
                          5.3750             1100.66
PORT ORCHARD  WA 98366    1                  04/28/04           00
3261611                   05                 06/01/04           0.0000
3261611                   N                  05/01/34
0

9121733       286/286     F                  170,400.00         ZZ
                          360                169,912.40         1
                          6.2500             1049.19            80
                          6.0000             1049.19
WETHERSFIELD  CT 06109    1                  05/04/04           00
3289344                   05                 06/01/04           0.0000
3289344                   O                  05/01/34
0

9121735       286/286     F                  300,000.00         ZZ
                          360                299,366.33         1
                          5.8750             1774.62            44
                          5.6250             1774.62
CARLSBAD      CA 92009    1                  04/30/04           00
3240108                   05                 07/01/04           0.0000
3240108                   O                  06/01/34
0

9121737       286/286     F                  210,500.00         ZZ
                          360                210,244.05         1
                          8.5000             1618.56            90
                          7.6000             1618.56
TIKI ISLAND   TX 77554    1                  05/14/04           26
3311578                   05                 07/01/04           25.0000
3311578                   O                  06/01/34
0

9121739       286/286     F                  240,000.00         ZZ
                          360                239,190.62         1
                          5.8750             1419.70            59
                          5.6250             1419.70
STAMFORD      CT 06905    5                  04/27/04           00
3242229                   05                 06/01/04           0.0000
3242229                   O                  05/01/34
0

9121751       286/286     F                  60,300.00          ZZ
                          360                60,139.51          1
                          6.6250             386.11             90
                          6.3750             386.11
KIRBY         TX 78219    1                  04/23/04           01
3236881                   05                 06/01/04           25.0000
3236881                   N                  05/01/34
0

9121763       286/286     F                  500,000.00         ZZ
                          360                498,463.18         1
                          5.8750             2957.69            72
                          5.6250             2957.69
HONOLULU      HI 96816    1                  04/29/04           00
3270819                   01                 06/01/04           0.0000
3270819                   O                  05/01/34
0

9121771       286/286     F                  86,000.00          ZZ
                          360                85,835.89          1
                          6.2500             529.52             68
                          6.0000             529.52
SPOKANE       WA 99217    2                  05/05/04           00
3266721                   05                 07/01/04           0.0000
3266721                   O                  06/01/34
0

9121775       286/286     F                  60,000.00          ZZ
                          360                59,780.59          1
                          6.6250             384.19             66
                          6.3750             384.19
FARMERSVILLE  CA 93223    5                  04/19/04           00
3261400                   05                 06/01/04           0.0000
3261400                   N                  05/01/34
0

9121785       286/286     F                  225,000.00         ZZ
                          300                223,923.75         1
                          5.3750             1364.96            52
                          5.1250             1364.96
HONOLULU      HI 96817    5                  04/30/04           00
3101062                   05                 06/01/04           0.0000
3101062                   O                  05/01/29
0

9121787       286/286     F                  64,800.00          ZZ
                          360                64,631.66          1
                          6.7500             420.30             80
                          6.5000             420.30
HARVEY        LA 70058    1                  04/06/04           00
3182974                   05                 06/01/04           0.0000
3182974                   O                  05/01/34
0

9121799       286/286     F                  488,000.00         ZZ
                          360                485,251.79         1
                          6.3750             3044.49            80
                          6.1250             3044.49
HACIENDA HEIGHCA 91745    1                  01/26/04           00
3038706                   05                 03/01/04           0.0000
3038706                   O                  02/01/34
0

9121843       286/286     F                  256,000.00         ZZ
                          360                255,284.88         1
                          6.3750             1597.11            80
                          6.1250             1597.11
ALEXANDRIA    VA 22310    1                  04/30/04           00
3224007                   05                 06/01/04           0.0000
3224007                   O                  05/01/34
0

9121845       286/286     F                  423,000.00         ZZ
                          360                422,233.13         1
                          6.5000             2673.65            63
                          6.2500             2673.65
YAKIMA        WA 98901    5                  05/06/04           00
3281663                   05                 07/01/04           0.0000
3281663                   O                  06/01/34
0

9121847       286/286     F                  41,580.00          ZZ
                          360                41,471.99          1
                          6.7500             269.69             90
                          6.5000             269.69
PETERSBURG    VA 23803    1                  04/30/04           14
3208786                   05                 06/01/04           25.0000
3208786                   N                  05/01/34
0

9121849       286/286     F                  185,000.00         T
                          360                184,621.84         1
                          5.8750             1094.35            57
                          5.6250             1094.35
SAN DIEGO     CA 92115    5                  05/04/04           00
3277085                   05                 07/01/04           0.0000
3277085                   O                  06/01/34
0

9121851       286/286     F                  64,000.00          ZZ
                          360                63,825.47          1
                          6.5000             404.53             80
                          6.2500             404.53
 SEABROOK     TX 77586    1                  05/05/04           00
3269629                   05                 06/01/04           0.0000
3269629                   O                  05/01/34
0

9121855       286/286     F                  40,000.00          ZZ
                          360                39,921.28          1
                          6.8750             262.78             90
                          6.6250             262.78
SICKLERVILLE  NJ 08018    1                  05/12/04           14
3241688                   05                 07/01/04           25.0000
3241688                   N                  06/01/34
0

9121861       286/286     F                  270,000.00         ZZ
                          360                269,227.42         1
                          6.2500             1662.44            72
                          6.0000             1662.44
EL CAJON      CA 92021    5                  04/22/04           00
3213922                   05                 06/01/04           0.0000
3213922                   O                  05/01/34
0

9121875       286/286     F                  220,000.00         ZZ
                          360                219,528.50         1
                          5.6250             1266.45            68
                          5.3750             1266.45
EUGENE        OR 97405    5                  05/12/04           00
3218935                   05                 07/01/04           0.0000
3218935                   O                  06/01/34
0

9121881       286/286     F                  65,500.00          ZZ
                          360                65,366.11          1
                          5.8750             387.46             41
                          5.6250             387.46
BOSCAWEN      NH 03303    5                  05/05/04           00
3299090                   05                 07/01/04           0.0000
3299090                   O                  06/01/34
0

9121885       286/286     F                  250,000.00         ZZ
                          360                249,267.30         1
                          6.1250             1519.03            51
                          5.8750             1519.03
MONTEREY PARK CA 91754    5                  04/28/04           00
3187585                   05                 06/01/04           0.0000
3187585                   N                  05/01/34
0

9121929       286/286     F                  247,000.00         ZZ
                          300                245,904.63         1
                          5.8750             1572.61            63
                          5.6250             1572.61
SALINAS       CA 93906    5                  04/19/04           00
3250483                   05                 06/01/04           0.0000
3250483                   O                  05/01/29
0

9121931       286/286     F                  76,000.00          ZZ
                          360                75,855.03          1
                          6.2500             467.95             80
                          6.0000             467.95
DALLAS        TX 75206    1                  05/11/04           00
3310379                   01                 07/01/04           0.0000
3310379                   O                  06/01/34
0

9121939       286/286     F                  279,960.00         ZZ
                          360                278,887.84         1
                          5.6250             1611.61            80
                          5.3750             1611.61
UNIVERSITY PLAWA 98467    1                  04/29/04           00
3157310                   05                 06/01/04           0.0000
3157310                   O                  05/01/34
0

9121945       286/286     F                  112,450.00         ZZ
                          360                112,104.36         1
                          5.8750             665.19             90
                          5.6250             665.19
EL PASO       TX 79932    1                  04/30/04           01
3237674                   05                 06/01/04           25.0000
3237674                   O                  05/01/34
0

9121949       286/286     F                  73,850.00          ZZ
                          360                73,702.59          1
                          6.0000             442.77             31
                          5.7500             442.77
WEST JORDAN   UT 84088    1                  05/11/04           00
3294134                   05                 07/01/04           0.0000
3294134                   O                  06/01/34
0

9121951       286/286     F                  81,000.00          ZZ
                          360                80,860.12          2
                          6.7500             525.37             90
                          6.5000             525.37
INDIANAPOLIS  IN 46201    1                  05/14/04           11
3273381                   05                 07/01/04           25.0000
3273381                   N                  06/01/34
0

9121957       286/286     F                  210,000.00         ZZ
                          360                209,637.36         1
                          6.7500             1362.06            68
                          6.5000             1362.06
WILLOWBROOK   IL 60527    5                  05/07/04           00
3306958                   05                 07/01/04           0.0000
3306958                   O                  06/01/34
0

9121973       286/286     F                  410,000.00         ZZ
                          300                408,291.58         3
                          6.3750             2736.42            69
                          6.1250             2736.42
DORCHESTER MA MA 02125    5                  04/30/04           00
3156945                   05                 06/01/04           0.0000
3156945                   N                  05/01/29
0

9121977       286/286     F                  199,000.00         T
                          360                198,430.58         1
                          6.2500             1225.28            74
                          6.0000             1225.28
SAN DIEGO     CA 92109    2                  04/27/04           00
3178965                   01                 06/01/04           0.0000
3178965                   O                  05/01/34
0

9121981       286/286     F                  333,700.00         ZZ
                          360                333,065.09         1
                          6.2500             2054.65            79
                          6.0000             2054.65
LANCASTER     CA 93536    5                  05/04/04           00
3237741                   05                 07/01/04           0.0000
3237741                   O                  06/01/34
0

9121989       286/286     F                  85,400.00          ZZ
                          360                85,237.50          1
                          6.2500             525.83             90
                          6.0000             525.83
KEYES         CA 95328    1                  04/27/04           01
3151992                   05                 07/01/04           25.0000
3151992                   N                  06/01/34
0

9121993       286/286     F                  312,000.00         ZZ
                          360                311,487.01         1
                          7.0000             2075.75            80
                          6.7500             2075.75
SPRING VALLEY CA 91977    1                  04/29/04           00
3263202                   05                 07/01/04           0.0000
3263202                   O                  06/01/34
0

9121995       286/286     F                  304,000.00         ZZ
                          360                303,043.23         1
                          5.7500             1774.07            95
                          5.5000             1774.07
COTUIT        MA 02635    1                  05/03/04           04
3104785                   05                 06/01/04           30.0000
3104785                   O                  05/01/34
0

9121997       286/286     F                  56,991.00          ZZ
                          360                56,835.52          1
                          6.5000             360.23             60
                          6.2500             360.23
ALBUQUERQUE   NM 87107    5                  04/30/04           00
3272556                   05                 06/01/04           0.0000
3272556                   N                  05/01/34
0

9121999       286/286     F                  275,000.00         ZZ
                          360                274,536.60         1
                          6.8750             1806.56            71
                          6.6250             1806.56
MORTON GROVE  IL 60053    2                  05/07/04           00
3230968                   05                 07/01/04           0.0000
3230968                   O                  06/01/34
0

9122039       286/286     F                  80,000.00          ZZ
                          360                79,736.08          1
                          5.5000             454.24             40
                          5.2500             454.24
STOCKTON      CA 95204    5                  04/26/04           00
3205728                   05                 06/01/04           0.0000
3205728                   N                  05/01/34
0

9122083       286/286     F                  90,000.00          ZZ
                          360                89,841.13          1
                          7.0000             598.78             90
                          6.7500             598.78
ARLINGTON     TX 76013    1                  05/04/04           14
3300147                   05                 07/01/04           25.0000
3300147                   N                  06/01/34
0

9122085       286/286     F                  279,500.00         ZZ
                          360                278,640.92         1
                          5.8750             1653.35            65
                          5.6250             1653.35
BILLERICA     MA 01821    5                  04/27/04           00
3215544                   05                 06/01/04           0.0000
3215544                   O                  05/01/34
0

9122093       286/286     F                  94,400.00          ZZ
                          360                94,255.90          4
                          7.3750             652.00             80
                          7.1250             652.00
FORT WAYNE    IN 46805    2                  05/06/04           00
3310941                   05                 07/01/04           0.0000
3310941                   O                  06/01/34
0

9122099       286/286     F                  83,425.00          ZZ
                          360                83,254.45          1
                          5.8750             493.50             80
                          5.6250             493.50
FORT WORTH    TX 76107    2                  05/05/04           00
3203225                   05                 07/01/04           0.0000
3203225                   N                  06/01/34
0

9122101       286/286     F                  83,550.00          ZZ
                          360                83,387.17          1
                          6.1250             507.66             80
                          5.8750             507.66
FORT WORTH    TX 76107    5                  05/05/04           00
3203228                   05                 07/01/04           0.0000
3203228                   N                  06/01/34
0

9122103       286/286     F                  74,550.00          ZZ
                          360                74,397.59          1
                          5.8750             441.00             88
                          5.6250             441.00
FORT WORTH    TX 76109    2                  05/05/04           01
3203249                   05                 07/01/04           25.0000
3203249                   N                  06/01/34
0

9122105       286/286     F                  79,450.00          ZZ
                          360                79,287.59          1
                          5.8750             469.98             80
                          5.6250             469.98
FORT WORTH    TX 76107    2                  05/05/04           00
3203252                   05                 07/01/04           0.0000
3203252                   N                  06/01/34
0

9122107       286/286     F                  85,500.00          ZZ
                          360                85,325.22          1
                          5.8750             505.77             90
                          5.6250             505.77
FORT WORTH    TX 76107    2                  05/05/04           14
3203256                   05                 07/01/04           25.0000
3203256                   N                  06/01/34
0

9122113       286/286     F                  212,000.00         ZZ
                          360                211,129.02         1
                          5.8750             1254.07            80
                          5.6250             1254.07
PALM DESERT   CA 92211    1                  03/18/04           00
3108682                   01                 05/01/04           0.0000
3108682                   O                  04/01/34
0

9122129       286/286     F                  310,000.00         ZZ
                          360                309,112.95         1
                          6.2500             1908.73            60
                          6.0000             1908.73
STRATFORD     CT 06614    2                  04/26/04           00
3131335                   05                 06/01/04           0.0000
3131335                   O                  05/01/34
0

9122203       286/286     F                  487,500.00         ZZ
                          360                485,806.85         1
                          6.7500             3161.92            75
                          6.5000             3161.92
PHOENIX       AZ 85022    5                  03/12/04           00
3095820                   05                 05/01/04           0.0000
3095820                   O                  04/01/34
0

9122211       286/286     F                  44,000.00          ZZ
                          360                43,880.02          1
                          6.5000             278.11             68
                          6.2500             278.11
IDAHO FALLS   ID 83401    5                  04/22/04           00
3250114                   05                 06/01/04           0.0000
3250114                   N                  05/01/34
0

9122221       286/286     F                  180,300.00         ZZ
                          360                179,854.01         1
                          7.0000             1199.55            76
                          6.7500             1199.55
LAGUNA HILLS  CA 92653    2                  04/27/04           00
3206941                   01                 06/01/04           0.0000
3206941                   O                  05/01/34
0

9122229       286/286     F                  289,000.00         ZZ
                          360                288,101.53         2
                          6.3750             1802.99            75
                          6.1250             1802.99
ANTIOCH       CA 94509    1                  04/16/04           00
3058316                   05                 06/01/04           0.0000
3058316                   N                  05/01/34
0

9122235       286/286     F                  320,000.00         ZZ
                          360                319,095.21         1
                          6.3750             1996.39            76
                          6.1250             1996.39
ARNOLD        CA 95223    5                  04/23/04           00
3237580                   05                 06/01/04           0.0000
3237580                   O                  05/01/34
0

9122237       286/286     F                  222,000.00         ZZ
                          360                221,625.91         1
                          6.8750             1458.39            72
                          6.6250             1458.39
DOWNERS GROVE IL 60515    5                  05/06/04           00
3267601                   05                 07/01/04           0.0000
3267601                   O                  06/01/34
0

9122239       286/286     F                  200,000.00         ZZ
                          360                199,591.18         1
                          5.8750             1183.08            56
                          5.6250             1183.08
GLENDORA      CA 91740    5                  05/03/04           00
3290709                   05                 07/01/04           0.0000
3290709                   O                  06/01/34
0

9122245       286/286     F                  145,950.00         ZZ
                          360                143,776.43         2
                          5.5000             828.69             70
                          5.2500             828.69
SAINT PAUL    MN 55106    5                  03/26/04           00
3168989                   05                 05/01/04           0.0000
3168989                   O                  04/01/34
0

9122285       286/286     F                  269,600.00         ZZ
                          360                268,846.88         1
                          6.3750             1681.96            85
                          6.1250             1681.96
CASTLE ROCK   CO 80109    2                  04/26/04           01
3260296                   05                 06/01/04           12.0000
3260296                   O                  05/01/34
0

9122293       286/286     F                  333,700.00         ZZ
                          360                333,177.77         1
                          7.2500             2276.43            79
                          7.0000             2276.43
LA HABRA      CA 90631    1                  05/04/04           00
3293021                   05                 07/01/04           0.0000
3293021                   O                  06/01/34
0

9122301       286/286     F                  333,700.00         ZZ
                          360                332,811.86         1
                          6.6250             2136.72            60
                          6.3750             2136.72
SAN JOSE      CA 95148    5                  04/22/04           00
3254218                   05                 06/01/04           0.0000
3254218                   N                  05/01/34
0

9122303       286/286     F                  225,000.00         ZZ
                          360                224,247.96         1
                          5.8750             1330.97            57
                          5.6250             1330.97
MASSAPEQUA PARNY 11762    5                  04/15/04           00
3233403                   05                 06/01/04           0.0000
3233403                   O                  05/01/34
0

9122305       286/286     F                  90,000.00          ZZ
                          360                89,811.61          1
                          5.7500             525.22             73
                          5.5000             525.22
SALEM         OR 97301    5                  05/06/04           00
3194704                   05                 07/01/04           0.0000
3194704                   N                  06/01/34
0

9122307       286/286     F                  55,000.00          ZZ
                          360                54,897.85          1
                          6.3750             343.13             30
                          6.1250             343.13
BROOKLINE     MA 02446    5                  05/14/04           00
3194757                   01                 07/01/04           0.0000
3194757                   N                  06/01/34
0

9122323       286/286     F                  225,600.00         ZZ
                          360                224,641.77         1
                          6.3750             1407.46            80
                          6.1250             1407.46
LAKE HAVASU CIAZ 86404    2                  04/29/04           00
2776594                   05                 06/01/04           0.0000
2776594                   O                  05/01/34
0

9122327       286/286     F                  15,000.00          ZZ
                          360                14,962.89          1
                          7.0000             099.80             22
                          6.7500             099.80
COLBY         WI 54421    5                  04/06/04           00
3143285                   05                 06/01/04           0.0000
3143285                   O                  05/01/34
0

9122329       286/286     F                  308,000.00         ZZ
                          360                307,075.54         1
                          6.0000             1846.62            80
                          5.7500             1846.62
ALTAMONTE SPRIFL 32714    5                  04/26/04           00
3232837                   05                 06/01/04           0.0000
3232837                   O                  05/01/34
0

9122399       286/286     F                  108,000.00         ZZ
                          360                107,698.31         1
                          6.3750             673.78             80
                          6.1250             673.78
MOUNT LAUREL  NJ 08054    1                  04/23/04           00
3334828                   01                 06/01/04           0.0000
3334828                   O                  05/01/34
0

9122407       286/286     F                  135,000.00         ZZ
                          360                134,564.99         1
                          5.6250             777.14             58
                          5.3750             777.14
ALEXANDRIA    VA 22307    5                  04/29/04           00
3220077                   05                 06/01/04           0.0000
3220077                   N                  05/01/34
0

9122409       286/286     F                  75,000.00          ZZ
                          360                74,864.01          1
                          6.5000             474.06             65
                          6.2500             474.06
KANSAS CITY   KS 66112    5                  05/10/04           00
3288469                   05                 07/01/04           0.0000
3288469                   N                  06/01/34
0

9122419       286/286     F                  53,600.00          ZZ
                          360                53,446.62          1
                          6.2500             330.03             67
                          6.0000             330.03
DAYTON        OH 45405    2                  04/30/04           00
3208341                   05                 06/01/04           0.0000
3208341                   N                  05/01/34
0

9122421       286/286     F                  83,600.00          ZZ
                          360                83,388.07          1
                          6.8750             549.20             80
                          6.6250             549.20
YELLOW SPRINGSOH 45387    1                  04/30/04           00
3239793                   05                 06/01/04           0.0000
3239793                   N                  05/01/34
0

9122425       286/286     F                  300,000.00         ZZ
                          360                298,956.42         1
                          6.3750             1871.61            61
                          6.1250             1871.61
ANDERSON      SC 29621    2                  04/30/04           00
3262758                   05                 06/01/04           0.0000
3262758                   O                  05/01/34
0

9122427       286/286     F                  68,500.00          ZZ
                          360                68,317.70          1
                          6.6250             438.61             90
                          6.3750             438.61
INDIANAPOLIS  IN 46241    1                  05/06/04           11
3295436                   05                 06/01/04           25.0000
3295436                   N                  05/01/34
0

9122429       286/286     F                  231,000.00         ZZ
                          360                230,538.93         1
                          6.0000             1384.96            70
                          5.7500             1384.96
ESCONDIDO     CA 92027    2                  05/04/04           00
3351012                   05                 07/01/04           0.0000
3351012                   N                  06/01/34
0

9122447       286/286     F                  85,700.00          ZZ
                          360                85,193.75          1
                          6.1250             520.73             80
                          5.8750             520.73
ZANESVILLE    OH 43701    5                  01/23/04           00
3028022                   05                 03/01/04           0.0000
3028022                   O                  02/01/34
0

9122451       286/286     F                  57,200.00          ZZ
                          360                57,083.08          1
                          5.8750             338.36             61
                          5.6250             338.36
BARDSTOWN     KY 40004    2                  04/28/04           00
3190283                   05                 07/01/04           0.0000
3190283                   O                  06/01/34
0

9122479       286/286     F                  70,000.00          ZZ
                          360                69,872.97          1
                          6.5000             442.45             80
                          6.2500             442.45
ROME          GA 30165    2                  05/06/04           00
3308002                   05                 07/01/04           0.0000
3308002                   N                  06/01/34
0

9122487       286/286     F                  82,800.00          ZZ
                          360                82,545.48          1
                          5.8750             489.80             90
                          5.6250             489.80
COLORADO SPRINCO 80919    1                  04/29/04           12
3218499                   01                 06/01/04           25.0000
3218499                   N                  05/01/34
0

9122507       286/286     F                  168,000.00         ZZ
                          360                167,519.28         1
                          6.2500             1034.41            80
                          6.0000             1034.41
EL PASO       TX 79912    1                  04/30/04           00
3240989                   05                 06/01/04           0.0000
3240989                   O                  05/01/34
0

9122509       286/286     F                  333,700.00         ZZ
                          360                332,649.75         1
                          5.7500             1947.39            47
                          5.5000             1947.39
MARTINEZ      CA 94553    2                  04/26/04           00
3247640                   05                 06/01/04           0.0000
3247640                   O                  05/01/34
0

9122511       286/286     F                  86,450.00          ZZ
                          360                86,277.43          1
                          6.0000             518.32             95
                          5.7500             518.32
MIRAMAR       FL 33025    1                  05/12/04           11
3321734                   06                 07/01/04           30.0000
3321734                   O                  06/01/34
0

9122515       286/286     F                  185,600.00         ZZ
                          360                185,027.35         1
                          5.8750             1097.90            80
                          5.6250             1097.90
FRISCO        TX 75035    1                  04/30/04           00
3223910                   05                 06/01/04           0.0000
3223910                   O                  05/01/34
0

9122517       286/286     F                  143,200.00         ZZ
                          360                142,738.54         1
                          5.6250             824.35             80
                          5.3750             824.35
MESA          AZ 85212    2                  04/30/04           00
3197992                   05                 06/01/04           0.0000
3197992                   O                  05/01/34
0

9122521       286/286     F                  217,100.00         ZZ
                          360                216,416.72         1
                          5.7500             1266.94            76
                          5.5000             1266.94
PEORIA        AZ 85382    5                  04/26/04           00
3218444                   05                 06/01/04           0.0000
3218444                   O                  05/01/34
0

9122529       286/286     F                  70,000.00          ZZ
                          360                69,768.90          1
                          6.0000             419.69             29
                          5.7500             419.69
HARLEYSVILLE  PA 19438    1                  04/20/04           00
3286165                   05                 06/01/04           0.0000
3286165                   N                  05/01/34
0

9122543       286/286     F                  219,200.00         ZZ
                          360                218,782.93         1
                          6.2500             1349.66            80
                          6.0000             1349.66
LEESBURG      VA 20176    1                  05/12/04           00
3252440                   05                 07/01/04           0.0000
3252440                   O                  06/01/34
0

9122561       286/286     F                  161,000.00         ZZ
                          360                160,693.67         2
                          6.2500             991.31             70
                          6.0000             991.31
DENVER        CO 80219    5                  05/07/04           00
3202134                   05                 07/01/04           0.0000
3202134                   N                  06/01/34
0

9122563       286/286     F                  81,000.00          ZZ
                          360                80,830.45          1
                          5.7500             472.70             51
                          5.5000             472.70
ROYAL OAK     MI 48067    5                  05/14/04           00
3190733                   05                 07/01/04           0.0000
3190733                   N                  06/01/34
0

9122567       286/286     F                  90,000.00          ZZ
                          360                89,736.24          1
                          6.1250             546.85             80
                          5.8750             546.85
COPLEY        OH 44321    1                  04/29/04           00
3209178                   09                 06/01/04           0.0000
3209178                   O                  05/01/34
0

9122569       286/286     F                  241,300.00         ZZ
                          360                240,931.65         4
                          7.3750             1666.60            95
                          7.1250             1666.60
NEWARK        NJ 07104    1                  05/10/04           14
3035950                   05                 07/01/04           30.0000
3035950                   O                  06/01/34
0

9122575       286/286     F                  323,200.00         ZZ
                          360                322,570.13         1
                          6.1250             1963.80            80
                          5.8750             1963.80
RUTHERFORD    NJ 07070    1                  05/10/04           00
3177093                   05                 07/01/04           0.0000
3177093                   O                  06/01/34
0

9122577       286/286     F                  98,400.00          ZZ
                          360                98,197.04          1
                          5.8750             582.08             80
                          5.6250             582.08
ATLANTA       GA 30349    5                  05/03/04           00
3214047                   05                 07/01/04           0.0000
3214047                   N                  06/01/34
0

9122581       286/286     F                  88,000.00          ZZ
                          360                87,835.55          1
                          6.3750             549.01             80
                          6.1250             549.01
NORWALK       OH 44857    1                  05/03/04           00
3216644                   05                 07/01/04           0.0000
3216644                   N                  06/01/34
0

9122593       286/286     F                  60,600.00          ZZ
                          360                60,389.54          1
                          6.7500             393.05             90
                          6.5000             393.05
TEMPLE        TX 76501    1                  03/26/04           14
3143009                   05                 05/01/04           25.0000
3143009                   N                  04/01/34
0

9122609       286/286     F                  283,950.00         ZZ
                          360                283,175.72         1
                          6.5000             1794.76            80
                          6.2500             1794.76
MENIFEE       CA 92584    1                  04/20/04           00
3260092                   05                 06/01/04           0.0000
3260092                   N                  05/01/34
0

9122613       286/286     F                  292,500.00         ZZ
                          360                291,579.41         1
                          5.7500             1706.96            90
                          5.5000             1706.96
TUCSON        AZ 85750    2                  04/28/04           01
3245728                   05                 06/01/04           25.0000
3245728                   O                  05/01/34
0

9122615       286/286     F                  308,000.00         ZZ
                          346                306,669.62         1
                          6.5000             1972.63            70
                          6.2500             1972.63
COCOA         FL 32922    1                  04/27/04           00
3251384                   05                 06/01/04           0.0000
3251384                   O                  03/01/33
0

9122619       286/286     F                  192,800.00         ZZ
                          360                192,261.41         1
                          6.3750             1202.83            80
                          6.1250             1202.83
AURORA        CO 80016    1                  04/15/04           00
3179770                   05                 06/01/04           0.0000
3179770                   O                  05/01/34
0

9122623       286/286     F                  132,000.00         ZZ
                          360                131,730.18         1
                          5.8750             780.83             80
                          5.6250             780.83
HOUSTON       TX 77035    1                  05/14/04           00
3274084                   05                 07/01/04           0.0000
3274084                   O                  06/01/34
0

9122645       286/286     F                  79,900.00          ZZ
                          360                79,751.59          1
                          6.3750             498.48             80
                          6.1250             498.48
TRENTON       NJ 08610    1                  05/11/04           00
3022112                   05                 07/01/04           0.0000
3022112                   N                  06/01/34
0

9122669       286/286     F                  73,000.00          ZZ
                          360                72,861.10          2
                          6.2500             449.48             68
                          6.0000             449.48
LAKELAND      FL 33809    2                  05/13/04           00
3205831                   05                 07/01/04           0.0000
3205831                   N                  06/01/34
0

9122675       286/286     F                  90,000.00          ZZ
                          360                89,832.83          1
                          6.3750             561.49             90
                          6.1250             561.49
AMARILLO      TX 79106    1                  05/06/04           14
3293015                   05                 07/01/04           25.0000
3293015                   N                  06/01/34
0

9122679       286/286     F                  66,500.00          ZZ
                          360                66,173.48          2
                          6.1250             404.07             70
                          5.8750             404.07
BURLINGTON    NC 27217    2                  02/27/04           00
3202986                   05                 04/01/04           0.0000
3202986                   N                  03/01/34
0

9122691       286/286     F                  45,560.00          ZZ
                          360                45,477.38          1
                          6.5000             287.98             80
                          6.2500             287.98
EL PASO       TX 79915    1                  05/07/04           00
3234095                   05                 07/01/04           0.0000
3234095                   O                  06/01/34
0

9122699       286/286     F                  120,000.00         ZZ
                          360                119,552.14         1
                          5.7500             700.29             80
                          5.5000             700.29
CHESAPEAKE    VA 23323    1                  04/29/04           00
3088729                   05                 06/01/04           0.0000
3088729                   O                  05/01/34
0

9122703       286/286     F                  85,000.00          ZZ
                          360                84,838.28          1
                          6.2500             523.36             42
                          6.0000             523.36
TUCSON        AZ 85737    1                  05/01/04           00
3264172                   05                 07/01/04           0.0000
3264172                   N                  06/01/34
0

9122711       286/286     F                  333,000.00         ZZ
                          360                332,396.29         3
                          6.5000             2104.79            90
                          6.2500             2104.79
ELIZABETH     NJ 07206    1                  05/04/04           12
3123350                   05                 07/01/04           25.0000
3123350                   O                  06/01/34
0

9122719       286/286     F                  228,800.00         ZZ
                          360                228,145.30         1
                          6.2500             1408.77            80
                          6.0000             1408.77
EL CAJON      CA 92019    1                  04/22/04           00
3226193                   01                 06/01/04           0.0000
3226193                   N                  05/01/34
0

9122759       286/286     F                  71,550.00          ZZ
                          360                71,417.11          1
                          6.3750             446.38             90
                          6.1250             446.38
PLATTE CITY   MO 64079    1                  05/03/04           14
3261576                   05                 07/01/04           25.0000
3261576                   N                  06/01/34
0

9122769       286/286     F                  270,000.00         ZZ
                          360                269,465.07         1
                          8.1250             2004.74            90
                          7.1850             2004.74
EVANSTON      IL 60202    1                  04/23/04           24
3265974                   05                 06/01/04           25.0000
3265974                   O                  05/01/34
0

9122773       286/286     F                  297,000.00         ZZ
                          360                296,511.68         1
                          7.0000             1975.95            90
                          6.7500             1975.95
SEVERNA PARK  MD 21146    1                  05/14/04           11
3128372                   05                 07/01/04           25.0000
3128372                   O                  06/01/34
0

9122775       286/286     F                  230,000.00         ZZ
                          360                229,357.50         3
                          6.3750             1434.91            77
                          6.1250             1434.91
NORTH PROVIDENRI 02904    2                  04/26/04           00
3238737                   05                 06/01/04           0.0000
3238737                   O                  05/01/34
0

9122799       286/286     F                  92,000.00          T
                          360                91,676.64          1
                          6.3750             573.97             80
                          6.1250             573.97
DETROIT       MI 48223    1                  05/11/04           01
3210543                   05                 07/01/04           25.0000
3210543                   O                  06/01/34
0

9122803       286/286     F                  80,000.00          ZZ
                          360                79,727.89          1
                          6.5000             505.66             74
                          6.2500             505.66
BIRMINGHAM    AL 35212    2                  04/28/04           00
3253752                   05                 06/01/04           0.0000
3253752                   N                  05/01/34
0

9122823       286/286     F                  89,600.00          ZZ
                          360                89,441.46          1
                          6.6250             573.72             80
                          6.3750             573.72
LITITZ        PA 17543    5                  05/05/04           00
3230883                   05                 07/01/04           0.0000
3230883                   O                  06/01/34
0

9122827       286/286     F                  232,000.00         ZZ
                          360                231,216.58         1
                          5.3750             1299.14            80
                          5.1250             1299.14
SAVANNAH      GA 31410    1                  04/30/04           00
3189202                   05                 06/01/04           0.0000
3189202                   O                  05/01/34
0

9122839       286/286     F                  73,800.00          ZZ
                          360                73,496.78          1
                          5.8750             436.56             90
                          5.6250             436.56
WESTMINSTER   CO 80221    1                  03/15/04           01
3230486                   01                 05/01/04           25.0000
3230486                   N                  04/01/34
0

9122849       286/286     F                  247,000.00         ZZ
                          360                246,240.81         3
                          5.8750             1461.10            52
                          5.6250             1461.10
WOBURN        MA 01801    2                  04/30/04           00
3200068                   05                 06/01/04           0.0000
3200068                   N                  05/01/34
0

9122865       286/286     F                  228,000.00         ZZ
                          360                227,312.34         1
                          6.6250             1459.91            68
                          6.3750             1459.91
SCOTTSDALE    AZ 85254    5                  04/21/04           00
3272411                   05                 06/01/04           0.0000
3272411                   O                  05/01/34
0

9122887       286/286     F                  71,200.00          ZZ
                          360                70,986.27          1
                          6.0000             426.89             80
                          5.7500             426.89
ESSEX         VT 05452    1                  05/03/04           00
3242397                   01                 06/01/04           0.0000
3242397                   O                  05/01/34
0

9122901       286/286     F                  171,500.00         ZZ
                          360                171,173.69         1
                          6.2500             1055.96            80
                          6.0000             1055.96
ACKWORTH      GA 30102    1                  05/07/04           00
3247603                   05                 07/01/04           0.0000
3247603                   O                  06/01/34
0

9122905       286/286     F                  178,500.00         ZZ
                          360                177,989.24         1
                          6.2500             1099.06            75
                          6.0000             1099.06
HIGHLANDS RANCCO 80130    1                  05/03/04           00
3271021                   05                 06/01/04           0.0000
3271021                   N                  05/01/34
0

9122909       286/286     F                  188,000.00         ZZ
                          360                187,624.74         1
                          6.0000             1127.16            80
                          5.7500             1127.16
CARLISLE      PA 17013    1                  05/14/04           00
3223310                   05                 07/01/04           0.0000
3223310                   O                  06/01/34
0

9122911       286/286     F                  35,000.00          ZZ
                          360                34,939.57          3
                          6.7500             227.01             70
                          6.5000             227.01
ERIE          PA 16507    5                  05/06/04           00
3196363                   05                 07/01/04           0.0000
3196363                   N                  06/01/34
0

9122913       286/286     F                  198,550.00         ZZ
                          360                198,021.55         1
                          6.6250             1271.34            95
                          6.3750             1271.34
PORT ST LUCIE FL 34986    1                  04/30/04           11
3248033                   05                 06/01/04           30.0000
3248033                   O                  05/01/34
0

9122915       286/286     F                  322,700.00         T
                          360                321,708.12         1
                          5.8750             1908.90            75
                          5.6250             1908.90
EDWARDS       CO 81632    2                  04/29/04           00
3160759                   01                 06/01/04           0.0000
3160759                   O                  05/01/34
0

9122917       286/286     F                  46,620.00          ZZ
                          360                46,540.43          1
                          6.8750             306.27             90
                          6.6250             306.27
SPRINGFIELD   IL 62704    1                  05/07/04           14
3235029                   05                 07/01/04           25.0000
3235029                   N                  06/01/34
0

9122919       286/286     F                  89,000.00          ZZ
                          360                88,443.24          3
                          6.2500             547.99             54
                          6.0000             547.99
KINGSLAND     TX 78639    1                  04/14/04           00
3251397                   05                 06/01/04           0.0000
3251397                   N                  05/01/34
0

9122959       286/286     F                  186,000.00         ZZ
                          360                185,428.27         1
                          5.8750             1100.27            74
                          5.6250             1100.27
RENTON        WA 98058    2                  04/23/04           00
3230682                   05                 06/01/04           0.0000
3230682                   O                  05/01/34
0

9123057       286/286     F                  91,100.00          ZZ
                          360                90,851.57          1
                          6.5000             575.82             80
                          6.2500             575.82
DAYTON        OH 45342    1                  04/30/04           00
3175811                   01                 06/01/04           0.0000
3175811                   O                  05/01/34
0

9123069       286/286     F                  81,000.00          ZZ
                          360                80,638.30          1
                          5.6250             466.28             78
                          5.3750             466.28
AUSTIN        TX 78745    2                  04/07/04           00
3167179                   05                 06/01/04           0.0000
3167179                   N                  05/01/34
0

9123071       286/286     F                  70,000.00          ZZ
                          360                69,860.27          1
                          6.0000             419.69             70
                          5.7500             419.69
RICHMOND      KY 40475    1                  05/10/04           00
3232755                   05                 07/01/04           0.0000
3232755                   N                  06/01/34
0

9123073       286/286     F                  182,250.00         ZZ
                          360                181,676.39         1
                          5.7500             1063.57            75
                          5.5000             1063.57
MARIETTA      GA 30068    1                  05/04/04           00
3243668                   05                 06/01/04           0.0000
3243668                   O                  05/01/34
0

9123121       286/286     F                  55,800.00          ZZ
                          360                55,655.05          1
                          6.7500             361.92             90
                          6.5000             361.92
ALLENTOWN     PA 18102    1                  04/30/04           11
3269152                   05                 06/01/04           25.0000
3269152                   N                  05/01/34
0

9123123       286/286     F                  64,500.00          ZZ
                          360                64,368.14          1
                          5.8750             381.55             77
                          5.6250             381.55
MONTROSE      MI 48457    5                  05/13/04           00
3245918                   05                 07/01/04           0.0000
3245918                   N                  06/01/34
0

9123131       286/286     F                  480,000.00         ZZ
                          360                478,959.30         1
                          5.6250             2763.16            46
                          5.3750             2763.16
SEAL BEACH    CA 90740    1                  05/03/04           00
3208949                   05                 07/01/04           0.0000
3208949                   O                  06/01/34
0

9123141       286/286     F                  71,250.00          ZZ
                          360                70,935.72          1
                          6.5000             450.35             75
                          6.2500             450.35
COLUMBIA      MD 21044    1                  04/28/04           00
3237632                   01                 06/01/04           0.0000
3237632                   N                  05/01/34
0

9123145       286/286     F                  242,100.00         ZZ
                          360                241,639.36         1
                          6.2500             1490.66            90
                          6.0000             1490.66
WARWICK       RI 02889    1                  05/14/04           12
3286160                   05                 07/01/04           30.0000
3286160                   O                  06/01/34
0

9123151       286/286     F                  73,260.00          ZZ
                          360                73,110.23          1
                          5.8750             433.37             69
                          5.6250             433.37
HUBER HEIGHTS OH 45424    2                  05/07/04           00
3169940                   05                 07/01/04           0.0000
3169940                   O                  06/01/34
0

9123159       286/286     F                  33,300.00          ZZ
                          360                33,243.88          1
                          6.8750             218.76             90
                          6.6250             218.76
PEORIA        IL 61614    1                  05/07/04           14
3268215                   01                 07/01/04           25.0000
3268215                   N                  06/01/34
0

9123199       286/286     F                  76,000.00          ZZ
                          360                75,647.80          1
                          6.0000             455.66             78
                          5.7500             455.66
ELKHART       IN 46517    5                  05/10/04           00
3239761                   05                 07/01/04           0.0000
3239761                   N                  06/01/34
0

9123201       286/286     F                  35,100.00          ZZ
                          360                34,950.44          1
                          6.3750             218.98             90
                          6.1250             218.98
COPPERAS COVE TX 76522    1                  04/26/04           11
3260441                   05                 06/01/04           25.0000
3260441                   N                  05/01/34
0

9123203       286/286     F                  88,000.00          ZZ
                          360                87,655.14          1
                          6.1250             534.70             80
                          5.8750             534.70
GROVE CITY    OH 43123    5                  03/11/04           00
3199104                   05                 05/01/04           0.0000
3199104                   N                  04/01/34
0

9123223       286/286     F                  319,992.00         ZZ
                          360                319,353.29         1
                          6.0000             1918.52            80
                          5.7500             1918.52
TEMECULA      CA 92591    1                  05/01/04           00
3276480                   05                 07/01/04           0.0000
3276480                   O                  06/01/34
0

9123225       286/286     F                  50,150.00          ZZ
                          360                50,065.50          1
                          6.8750             329.45             75
                          6.6250             329.45
ELWOOD        IN 46036    5                  05/11/04           00
3300749                   05                 07/01/04           0.0000
3300749                   N                  06/01/34
0

9123229       286/286     F                  30,400.00          ZZ
                          360                30,346.17          1
                          6.6250             194.66             80
                          6.3750             194.66
MEADVILLE     PA 16335    1                  05/07/04           00
3239448                   05                 07/01/04           0.0000
3239448                   O                  06/01/34
0

9123231       286/286     F                  82,800.00          ZZ
                          360                82,649.87          1
                          6.5000             523.36             90
                          6.2500             523.36
ARLINGTON     TX 76002    1                  05/11/04           14
3289830                   05                 07/01/04           25.0000
3289830                   N                  06/01/34
0

9123237       286/286     F                  252,000.00         ZZ
                          360                251,296.04         1
                          6.3750             1572.16            80
                          6.1250             1572.16
LAS VEGAS     NV 89147    1                  04/23/04           00
3204100                   05                 06/01/04           0.0000
3204100                   N                  05/01/34
0

9123243       286/286     F                  80,900.00          ZZ
                          360                80,679.38          1
                          6.5000             511.35             90
                          6.2500             511.35
REYNOLDSBURG  OH 43068    1                  04/29/04           21
3239820                   05                 06/01/04           25.0000
3239820                   N                  05/01/34
0

9123247       286/286     F                  81,000.00          ZZ
                          360                80,773.71          1
                          6.3750             505.34             59
                          6.1250             505.34
BELLBROOK     OH 45305    5                  04/29/04           00
3251918                   05                 06/01/04           0.0000
3251918                   N                  05/01/34
0

9123249       286/286     F                  39,600.00          ZZ
                          360                39,529.91          1
                          6.6250             253.57             90
                          6.3750             253.57
PASADENA      TX 77506    1                  05/14/04           11
3286453                   05                 07/01/04           25.0000
3286453                   N                  06/01/34
0

9123283       286/286     F                  187,000.00         ZZ
                          360                186,525.97         1
                          6.8750             1228.46            80
                          6.6250             1228.46
STREAMWOOD    IL 60107    1                  04/30/04           00
3236613                   05                 06/01/04           0.0000
3236613                   O                  05/01/34
0

9123287       286/286     F                  365,500.00         ZZ
                          360                363,365.69         1
                          7.0000             2431.69            68
                          6.7500             2431.69
FISHERVILLE   KY 40023    2                  12/19/03           00
2932283                   05                 02/01/04           0.0000
2932283                   O                  01/01/34
0

9123293       286/286     F                  81,900.00          ZZ
                          360                81,687.27          1
                          6.7500             531.20             90
                          6.5000             531.20
MIAMI         FL 33167    1                  04/08/04           21
3241855                   05                 06/01/04           25.0000
3241855                   N                  05/01/34
0

9123301       286/286     F                  82,800.00          ZZ
                          360                82,574.23          1
                          6.5000             523.35             90
                          6.2500             523.35
WATAUGA       TX 76148    1                  04/20/04           01
3189132                   05                 06/01/04           25.0000
3189132                   N                  05/01/34
0

9123303       286/286     F                  485,900.00         ZZ
                          360                484,755.99         1
                          7.2500             3314.69            90
                          7.0000             3314.69
MAGNOLIA      TX 77354    1                  04/21/04           14
3272335                   05                 06/01/04           25.0000
3272335                   O                  05/01/34
0

9123307       286/286     F                  218,025.00         ZZ
                          360                217,666.52         1
                          7.0000             1450.53            95
                          6.7500             1450.53
MORENO VALLEY CA 92553    1                  05/11/04           12
3322171                   05                 07/01/04           30.0000
3322171                   O                  06/01/34
0

9123309       286/286     F                  216,000.00         ZZ
                          360                215,381.94         1
                          6.2500             1329.95            80
                          6.0000             1329.95
CARLISLE      OH 45005    5                  04/29/04           00
3262548                   05                 06/01/04           0.0000
3262548                   O                  05/01/34
0

9123311       286/286     F                  80,000.00          ZZ
                          360                79,829.53          1
                          6.5000             505.66             80
                          6.2500             505.66
DOUGLASVILLE  GA 30135    5                  05/14/04           00
3302813                   05                 07/01/04           0.0000
3302813                   N                  06/01/34
0

9123315       286/286     F                  194,400.00         ZZ
                          360                193,788.17         1
                          5.7500             1134.47            80
                          5.5000             1134.47
MADRID        NM 87010    1                  04/01/04           00
3171239                   05                 06/01/04           0.0000
3171239                   O                  05/01/34
0

9123317       286/286     F                  190,000.00         ZZ
                          360                189,638.75         1
                          6.5000             1200.93            80
                          6.2500             1200.93
WEST DUNDEE   IL 60118    5                  05/03/04           00
3238972                   05                 07/01/04           0.0000
3238972                   O                  06/01/34
0

9123323       286/286     F                  284,800.00         T
                          360                283,824.11         1
                          5.8750             1684.70            80
                          5.6250             1684.70
PONCE INLET   FL 32127    1                  04/30/04           25
3263248                   06                 06/01/04           10.0000
3263248                   O                  05/01/34
0

9123331       286/286     F                  242,000.00         ZZ
                          360                241,307.54         4
                          6.2500             1490.04            70
                          6.0000             1490.04
SAN BERNARDINOCA 92410    5                  04/30/04           00
3266017                   05                 06/01/04           0.0000
3266017                   N                  05/01/34
0

9123335       286/286     F                  399,900.00         ZZ
                          360                398,782.91         4
                          6.3750             2494.86            80
                          6.1250             2494.86
LOS ANGELES   CA 90059    1                  04/14/04           00
3106268                   05                 06/01/04           0.0000
3106268                   O                  05/01/34
0

9123349       286/286     F                  304,500.00         ZZ
                          360                302,294.61         1
                          5.8750             1801.24            70
                          5.6250             1801.24
KETCHUM       ID 83340    5                  12/11/03           00
2948377                   05                 02/01/04           0.0000
2948377                   N                  01/01/34
0

9123353       286/286     F                  297,500.00         ZZ
                          360                295,345.32         1
                          5.8750             1759.83            70
                          5.6250             1759.83
KETCHUM       ID 83340    5                  12/12/03           00
2948403                   05                 02/01/04           0.0000
2948403                   N                  01/01/34
0

9123355       286/286     F                  262,500.00         ZZ
                          360                261,910.38         1
                          5.3750             1469.93            75
                          5.1250             1469.93
BONITA SPRINGSFL 34134    5                  05/12/04           00
3213497                   01                 07/01/04           0.0000
3213497                   N                  06/01/34
0

9123407       286/286     F                  200,000.00         ZZ
                          360                199,399.58         1
                          6.0000             1199.10            58
                          5.7500             1199.10
SAN DIEGO     CA 92139    5                  04/23/04           00
3342353                   03                 06/01/04           0.0000
3342353                   O                  05/01/34
0

9123413       286/286     F                  45,200.00          T
                          360                45,125.68          1
                          7.0000             300.72             80
                          6.7500             300.72
CORPUS CHRISTITX 78418    1                  05/07/04           01
3302732                   01                 07/01/04           25.0000
3302732                   O                  06/01/34
0

9123417       286/286     F                  245,000.00         ZZ
                          360                244,228.91         1
                          5.7500             1429.76            70
                          5.5000             1429.76
OCEANSIDE     CA 92057    5                  04/14/04           00
3318892                   05                 06/01/04           0.0000
3318892                   O                  05/01/34
0

9123431       286/286     F                  52,000.00          ZZ
                          360                51,894.25          1
                          6.2500             320.18             80
                          6.0000             320.18
CHARLEROI     PA 15022    1                  05/07/04           00
3200289                   05                 07/01/04           0.0000
3200289                   N                  06/01/34
0

9123435       286/286     F                  152,000.00         ZZ
                          360                151,554.52         2
                          6.1250             923.57             80
                          5.8750             923.57
ST PAUL       MN 55119    5                  04/28/04           00
3190820                   05                 06/01/04           0.0000
3190820                   N                  05/01/34
0

9123439       286/286     F                  82,250.00          ZZ
                          360                82,104.46          1
                          6.6250             526.66             95
                          6.3750             526.66
FAIRFIELD     OH 45014    1                  05/13/04           12
3305326                   03                 07/01/04           30.0000
3305326                   O                  06/01/34
0

9123443       286/286     F                  183,750.00         ZZ
                          360                182,995.07         1
                          5.8750             1086.96            75
                          5.6250             1086.96
MINNEAPOLIS   MN 55417    5                  04/05/04           00
3213600                   05                 05/01/04           0.0000
3213600                   N                  04/01/34
0

9123447       286/286     F                  86,250.00          ZZ
                          360                86,077.83          1
                          6.0000             517.12             75
                          5.7500             517.12
SPRINGFIELD   OH 45506    1                  05/14/04           00
2922389                   05                 07/01/04           0.0000
2922389                   N                  06/01/34
0

9123463       286/286     F                  125,000.00         ZZ
                          360                124,725.73         1
                          5.5000             709.74             59
                          5.2500             709.74
LOS ANGELES   CA 90044    5                  05/05/04           00
3193791                   05                 07/01/04           0.0000
3193791                   O                  06/01/34
0

9123467       286/286     F                  58,400.00          ZZ
                          360                58,291.51          1
                          6.3750             364.35             90
                          6.1250             364.35
BINGHAMTON    NY 13905    1                  05/07/04           04
3276995                   05                 07/01/04           25.0000
3276995                   N                  06/01/34
0

9123471       286/286     F                  74,400.00          ZZ
                          360                74,268.34          1
                          6.6250             476.40             76
                          6.3750             476.40
FT WALTON BEACFL 32548    2                  05/06/04           00
3209747                   05                 07/01/04           0.0000
3209747                   O                  06/01/34
0

9123511       286/286     F                  48,000.00          ZZ
                          360                47,915.07          1
                          6.6250             307.35             80
                          6.3750             307.35
JOLIET        IL 60432    1                  05/05/04           00
3224740                   05                 07/01/04           0.0000
3224740                   N                  06/01/34
0

9123537       286/286     F                  144,000.00         ZZ
                          360                143,676.56         1
                          5.3750             806.36             60
                          5.1250             806.36
ROSEMOUNT     MN 55068    1                  05/04/04           00
3208825                   05                 07/01/04           0.0000
3208825                   N                  06/01/34
0

9123539       286/286     F                  64,000.00          ZZ
                          360                63,807.88          1
                          6.0000             383.72             80
                          5.7500             383.72
PHOENIX       AZ 85013    5                  04/26/04           00
3238208                   01                 06/01/04           0.0000
3238208                   O                  05/01/34
0

9123545       286/286     F                  243,400.00         ZZ
                          360                242,669.43         1
                          6.0000             1459.31            80
                          5.7500             1459.31
POTOMAC FALLS VA 20165    1                  04/30/04           00
3238841                   03                 06/01/04           0.0000
3238841                   O                  05/01/34
0

9123551       286/286     F                  38,000.00          ZZ
                          360                37,719.87          1
                          6.5000             240.19             44
                          6.2500             240.19
DETROIT       MI 48228    2                  11/25/03           00
2895592                   05                 01/01/04           0.0000
2895592                   N                  12/01/33
0

9123555       286/286     F                  61,600.00          ZZ
                          360                61,401.49          1
                          5.6250             354.61             76
                          5.3750             354.61
BRADLEY       IL 60915    2                  04/29/04           00
3212319                   05                 06/01/04           0.0000
3212319                   N                  05/01/34
0

9123557       286/286     F                  275,000.00         ZZ
                          360                274,329.05         1
                          8.0000             2017.86            88
                          7.0600             2017.86
PANAMA CITY   FL 32413    1                  05/06/04           24
3243480                   05                 07/01/04           25.0000
3243480                   O                  06/01/34
0

9123561       286/286     F                  192,950.00         ZZ
                          360                192,152.43         1
                          5.5000             1095.55            80
                          5.2500             1095.55
DELAWARE      OH 43015    1                  05/13/04           00
3118406                   05                 07/01/04           0.0000
3118406                   O                  06/01/34
0

9123563       286/286     F                  244,000.00         ZZ
                          360                243,546.80         1
                          6.3750             1522.25            80
                          6.1250             1522.25
LUNENBURG     MA 01462    1                  05/07/04           00
3239182                   05                 07/01/04           0.0000
3239182                   O                  06/01/34
0

9123565       286/286     F                  123,750.00         ZZ
                          360                123,456.94         1
                          5.8750             732.03             80
                          5.6250             732.03
LEESBURG      GA 31763    1                  05/07/04           00
3222621                   05                 07/01/04           0.0000
3222621                   O                  06/01/34
0

9123567       286/286     F                  104,000.00         ZZ
                          360                103,787.42         1
                          5.8750             615.20             80
                          5.6250             615.20
AKWORTH       GA 30102    5                  05/12/04           00
3229719                   05                 07/01/04           0.0000
3229719                   N                  06/01/34
0

9123569       286/286     F                  180,150.00         ZZ
                          360                179,622.00         1
                          6.1250             1094.62            80
                          5.8750             1094.62
VIRGINIA BEACHVA 23462    1                  04/29/04           00
3239561                   05                 06/01/04           0.0000
3239561                   O                  05/01/34
0

9123573       286/286     F                  90,000.00          ZZ
                          360                89,696.08          1
                          5.3750             503.98             75
                          5.1250             503.98
SILVER SPRING MD 20906    1                  05/03/04           00
3230281                   05                 06/01/04           0.0000
3230281                   N                  05/01/34
0

9123599       286/286     F                  178,000.00         ZZ
                          360                177,537.63         1
                          6.7500             1154.51            75
                          6.5000             1154.51
PASS CHRISTIANMS 39571    2                  04/29/04           00
3208472                   01                 06/01/04           0.0000
3208472                   N                  05/01/34
0

9123603       286/286     F                  207,200.00         ZZ
                          360                206,107.91         1
                          5.7500             1209.17            80
                          5.5000             1209.17
SACRAMENTO    CA 95821    1                  02/11/04           00
3172069                   05                 04/01/04           0.0000
3172069                   O                  03/01/34
0

9123611       286/286     F                  94,000.00          ZZ
                          360                93,697.10          2
                          5.6250             541.12             68
                          5.3750             541.12
WATERFORD     MI 48328    5                  04/29/04           00
3224565                   05                 06/01/04           0.0000
3224565                   N                  05/01/34
0

9123613       286/286     F                  231,950.00         ZZ
                          360                231,317.51         1
                          6.5000             1466.09            78
                          6.2500             1466.09
CENTREVILLE   VA 20120    5                  04/30/04           00
3126164                   03                 06/01/04           0.0000
3126164                   N                  05/01/34
0

9123615       286/286     F                  234,000.00         ZZ
                          360                233,595.93         1
                          6.7500             1517.72            80
                          6.5000             1517.72
EL MONTE      CA 91731    2                  05/03/04           00
3284420                   05                 07/01/04           0.0000
3284420                   O                  06/01/34
0

9123617       286/286     F                  224,000.00         ZZ
                          360                223,359.05         1
                          6.2500             1379.21            80
                          6.0000             1379.21
ASHLAND       MA 01721    5                  04/30/04           00
3056481                   05                 06/01/04           0.0000
3056481                   O                  05/01/34
0

9123625       286/286     F                  120,000.00         ZZ
                          360                119,754.70         1
                          5.8750             709.85             80
                          5.6250             709.85
GAITHERSBURG  MD 20879    1                  05/07/04           00
3244517                   01                 07/01/04           0.0000
3244517                   O                  06/01/34
0

9123629       286/286     F                  182,000.00         ZZ
                          240                181,255.77         1
                          6.5000             1356.94            53
                          6.2500             1356.94
VIENNA        VA 22180    5                  05/07/04           00
3302033                   03                 07/01/04           0.0000
3302033                   O                  06/01/24
0

9123647       286/286     F                  51,750.00          ZZ
                          360                51,653.14          1
                          6.3750             322.86             90
                          6.1250             322.86
TUCSON        AZ 85705    1                  05/12/04           12
3295395                   05                 07/01/04           25.0000
3295395                   N                  06/01/34
0

9123653       286/286     F                  180,000.00         ZZ
                          360                179,509.16         2
                          6.5000             1137.73            90
                          6.2500             1137.73
CHICAGO       IL 60623    1                  05/03/04           04
3235394                   05                 06/01/04           25.0000
3235394                   N                  05/01/34
0

9123663       286/286     F                  333,700.00         ZZ
                          360                332,573.17         1
                          5.3750             1868.63            75
                          5.1250             1868.63
WASHINGTON DC DC 20016    1                  04/30/04           00
3222309                   01                 06/01/04           0.0000
3222309                   O                  05/01/34
0

9123667       286/286     F                  113,500.00         ZZ
                          360                112,865.56         1
                          5.2500             626.76             76
                          5.0000             626.76
BRASELTON     GA 30517    2                  04/07/04           00
3155625                   05                 06/01/04           0.0000
3155625                   N                  05/01/34
0

9123673       286/286     F                  85,400.00          ZZ
                          360                85,137.49          1
                          5.8750             505.18             90
                          5.6250             505.18
GLENDALE HEIGHIL 60139    1                  04/30/04           12
3195243                   01                 06/01/04           25.0000
3195243                   N                  05/01/34
0

9123683       286/286     F                  59,400.00          ZZ
                          360                59,198.10          1
                          6.7500             385.27             90
                          6.5000             385.27
ORLANDO       FL 32809    1                  04/30/04           12
3236988                   01                 06/01/04           25.0000
3236988                   N                  05/01/34
0

9123685       286/286     F                  135,200.00         ZZ
                          360                134,380.92         1
                          5.0000             725.79             80
                          4.7500             725.79
CONROE        TX 77304    1                  02/27/04           00
3171824                   05                 04/01/04           0.0000
3171824                   O                  03/01/34
0

9123687       286/286     F                  224,000.00         ZZ
                          360                223,343.51         1
                          6.1250             1361.05            80
                          5.8750             1361.05
FAIRFAX       VA 22030    1                  04/29/04           00
3289247                   05                 06/01/04           0.0000
3289247                   O                  05/01/34
0

9123693       286/286     F                  87,700.00          ZZ
                          360                87,410.68          1
                          5.5000             497.96             72
                          5.2500             497.96
MACON         GA 31204    5                  04/26/04           00
3218301                   05                 06/01/04           0.0000
3218301                   O                  05/01/34
0

9123703       286/286     F                  296,000.00         ZZ
                          360                295,380.42         1
                          5.7500             1727.38            80
                          5.5000             1727.38
NORWALK       CA 90650    1                  05/03/04           00
3267415                   05                 07/01/04           0.0000
3267415                   N                  06/01/34
0

9123705       286/286     F                  241,476.00         ZZ
                          360                240,129.39         1
                          5.8750             1428.42            80
                          5.6250             1428.42
HIGHLAND VILLATX 75077    1                  04/09/04           00
3109779                   05                 06/01/04           0.0000
3109779                   O                  05/01/34
0

9123707       286/286     F                  69,550.00          ZZ
                          360                69,423.90          1
                          6.5000             439.61             80
                          6.2500             439.61
DELTONA       FL 32738    5                  05/14/04           00
3261991                   05                 07/01/04           0.0000
3261991                   N                  06/01/34
0

9123713       286/286     F                  171,450.00         ZZ
                          360                171,097.81         1
                          5.8750             1014.20            90
                          5.6250             1014.20
MCCALLA       AL 35111    1                  05/10/04           11
3279620                   05                 07/01/04           25.0000
3279620                   O                  06/01/34
0

9123715       286/286     F                  50,400.00          ZZ
                          360                50,308.61          1
                          6.5000             318.57             90
                          6.2500             318.57
KANSAS CITY   MO 64132    1                  05/12/04           11
3270310                   05                 07/01/04           25.0000
3270310                   N                  06/01/34
0

9123717       286/286     F                  50,400.00          ZZ
                          360                50,308.61          1
                          6.5000             318.57             90
                          6.2500             318.57
KANSAS CITY   MO 64132    1                  05/12/04           14
3270314                   05                 07/01/04           25.0000
3270314                   N                  06/01/34
0

9123719       286/286     F                  550,000.00         ZZ
                          360                546,827.75         1
                          6.2500             3386.45            57
                          6.0000             3386.45
ISLAMORADA    FL 33036    2                  01/09/04           00
3015094                   05                 03/01/04           0.0000
3015094                   O                  02/01/34
0

9123759       286/286     F                  58,250.00          ZZ
                          360                57,952.08          1
                          6.8750             382.67             78
                          6.6250             382.67
NORFOLK       VA 23502    2                  01/23/04           00
2185617                   05                 03/01/04           0.0000
2185617                   N                  02/01/34
0

9123765       286/286     F                  56,000.00          ZZ
                          360                55,835.86          1
                          6.1250             340.27             68
                          5.8750             340.27
GRAFTON       OH 44044    5                  05/04/04           00
3186372                   05                 06/01/04           0.0000
3186372                   N                  05/01/34
0

9123773       286/286     F                  87,200.00          ZZ
                          360                87,053.04          1
                          6.8750             572.85             80
                          6.6250             572.85
SUFFOLK       VA 23435    5                  05/14/04           00
3285741                   05                 07/01/04           0.0000
3285741                   N                  06/01/34
0

9123777       286/286     F                  243,950.00         ZZ
                          360                243,145.27         1
                          5.5000             1385.12            70
                          5.2500             1385.12
PLANO         TX 75025    1                  04/29/04           00
3289831                   05                 06/01/04           0.0000
3289831                   O                  05/01/34
0

9123783       286/286     F                  216,000.00         ZZ
                          360                215,608.40         1
                          6.5000             1365.27            90
                          6.2500             1365.27
WHITEHALL     PA 18052    1                  05/06/04           11
3232257                   05                 07/01/04           25.0000
3232257                   O                  06/01/34
0

9123785       286/286     F                  232,000.00         ZZ
                          360                231,336.14         1
                          6.2500             1428.47            63
                          6.0000             1428.47
SPRINGFIELD   VA 22151    5                  04/26/04           00
3224053                   05                 06/01/04           0.0000
3224053                   O                  05/01/34
0

9123791       286/286     F                  89,600.00          ZZ
                          360                89,433.58          1
                          6.3750             558.99             80
                          6.1250             558.99
RESCUE        VA 23424    1                  05/10/04           00
3098816                   05                 07/01/04           0.0000
3098816                   N                  06/01/34
0

9123793       286/286     F                  41,300.00          ZZ
                          360                41,205.14          1
                          7.3750             285.25             90
                          6.4350             285.25
CHAMPAIGN     IL 61820    1                  04/22/04           24
3224090                   05                 06/01/04           25.0000
3224090                   N                  05/01/34
0

9123795       286/286     F                  126,076.00         ZZ
                          360                125,688.49         1
                          5.8750             745.79             80
                          5.6250             745.79
KYLE          TX 78640    1                  04/30/04           00
3247634                   05                 06/01/04           0.0000
3247634                   O                  05/01/34
0

9123797       286/286     F                  333,700.00         T
                          360                332,435.48         1
                          4.7500             1740.74            76
                          4.5000             1740.74
LOS ANGELES   CA 91307    1                  04/27/04           01
3208558                   05                 06/01/04           25.0000
3208558                   O                  05/01/34
0

9123803       286/286     F                  115,000.00         ZZ
                          360                114,620.64         2
                          5.5000             652.96             75
                          5.2500             652.96
OAKLYN        NJ 08107    1                  04/29/04           00
3122596                   05                 06/01/04           0.0000
3122596                   N                  05/01/34
0

9123809       286/286     F                  110,000.00         ZZ
                          360                109,645.53         1
                          5.6250             633.23             79
                          5.3750             633.23
PHILADELPHIA  PA 19148    1                  04/30/04           00
3167798                   05                 06/01/04           0.0000
3167798                   N                  05/01/34
0

9123819       286/286     F                  88,800.00          ZZ
                          360                88,533.47          1
                          6.0000             532.40             80
                          5.7500             532.40
DALLAS        GA 30132    5                  05/05/04           00
3250643                   05                 06/01/04           0.0000
3250643                   N                  05/01/34
0

9123823       286/286     F                  81,500.00          ZZ
                          360                81,333.39          1
                          5.8750             482.11             54
                          5.6250             482.11
SPOKANE       WA 99223    1                  05/04/04           00
3281360                   05                 07/01/04           0.0000
3281360                   N                  06/01/34
0

9123825       286/286     F                  50,400.00          ZZ
                          360                50,308.61          1
                          6.5000             318.57             80
                          6.2500             318.57
BEL RIDGE     MO 63134    5                  05/14/04           00
3249516                   05                 07/01/04           0.0000
3249516                   N                  06/01/34
0

9123829       286/286     F                  94,000.00          ZZ
                          360                93,711.05          1
                          5.8750             556.05             79
                          5.6250             556.05
CEDAR PARK    TX 78613    2                  04/16/04           00
3307185                   05                 06/01/04           0.0000
3307185                   O                  05/01/34
0

9123831       286/286     F                  74,400.00          ZZ
                          360                74,277.66          1
                          7.0000             494.99             80
                          6.7500             494.99
AKRON         OH 44306    1                  05/12/04           00
3302235                   05                 07/01/04           0.0000
3302235                   N                  06/01/34
0

9123839       286/286     F                  186,865.00         ZZ
                          360                185,053.20         1
                          5.6250             1075.71            95
                          5.3750             1075.71
WILLISTON     VT 05495    1                  03/31/04           12
3072036                   05                 05/01/04           30.0000
3072036                   O                  04/01/34
0

9123841       286/286     F                  137,100.00         ZZ
                          360                136,637.02         1
                          5.3750             767.73             50
                          5.1250             767.73
FLAGSTAFF     AZ 86001    2                  04/28/04           00
3208143                   05                 06/01/04           0.0000
3208143                   N                  05/01/34
0

9123845       286/286     F                  33,600.00          ZZ
                          360                33,512.72          2
                          6.7500             217.93             80
                          6.5000             217.93
PGH           PA 15236    1                  04/30/04           00
3208237                   05                 06/01/04           0.0000
3208237                   N                  05/01/34
0

9123847       286/286     F                  22,500.00          ZZ
                          360                22,465.64          1
                          7.3750             155.41             90
                          7.1250             155.41
RICHMOND      VA 23223    1                  05/13/04           12
3289100                   05                 07/01/04           25.0000
3289100                   N                  06/01/34
0

9123849       286/286     F                  226,800.00         ZZ
                          360                226,069.20         1
                          5.6250             1305.59            90
                          5.3750             1305.59
LITTLETON     CO 80123    1                  04/30/04           11
3221565                   05                 06/01/04           25.0000
3221565                   O                  05/01/34
0

9123853       286/286     F                  220,000.00         ZZ
                          360                219,323.52         1
                          6.0000             1319.02            48
                          5.7500             1319.02
NARRAGANSETT  RI 02882    5                  04/30/04           00
3251405                   05                 06/01/04           0.0000
3251405                   O                  05/01/34
0

9123855       286/286     F                  68,000.00          ZZ
                          360                67,805.42          1
                          6.2500             418.69             80
                          6.0000             418.69
HOUSTON       TX 77024    1                  04/30/04           00
3279031                   01                 06/01/04           0.0000
3279031                   O                  05/01/34
0

9123857       286/286     F                  59,900.00          ZZ
                          360                59,736.67          1
                          6.5000             378.61             80
                          6.2500             378.61
FERGUSON      MO 63135    1                  04/27/04           00
3229116                   05                 06/01/04           0.0000
3229116                   O                  05/01/34
0

9123863       286/286     F                  166,500.00         ZZ
                          360                166,232.91         1
                          7.1250             1121.74            90
                          6.8750             1121.74
BERWYN        IL 60402    1                  05/14/04           12
3260759                   05                 07/01/04           25.0000
3260759                   O                  06/01/34
0

9123873       286/286     F                  53,900.00          ZZ
                          360                53,802.27          2
                          6.5000             340.69             90
                          6.2500             340.69
INDIANAPOLIS  IN 46201    1                  05/04/04           11
3264737                   05                 07/01/04           25.0000
3264737                   N                  06/01/34
0

9123875       286/286     F                  46,800.00          ZZ
                          360                46,715.15          2
                          6.5000             295.81             90
                          6.2500             295.81
INDIANAPOLIS  IN 46201    1                  05/04/04           11
3264745                   05                 07/01/04           25.0000
3264745                   N                  06/01/34
0

9123879       286/286     F                  91,900.00          ZZ
                          360                91,729.31          1
                          6.3750             573.34             80
                          6.1250             573.34
DARLINGTON    PA 16115    1                  05/07/04           00
3207676                   05                 07/01/04           0.0000
3207676                   O                  06/01/34
0

9123885       286/286     F                  90,400.00          ZZ
                          360                90,094.73          1
                          5.3750             506.22             80
                          5.1250             506.22
ELLENDALE     MN 56026    2                  04/26/04           00
2977708                   05                 06/01/04           0.0000
2977708                   O                  05/01/34
0

9123887       286/286     F                  280,000.00         ZZ
                          360                279,427.57         1
                          5.8750             1656.31            80
                          5.6250             1656.31
MEMPHIS       TN 38125    1                  05/03/04           00
3203908                   05                 07/01/04           0.0000
3203908                   O                  06/01/34
0

9123895       286/286     F                  78,400.00          ZZ
                          360                78,164.68          1
                          6.0000             470.05             80
                          5.7500             470.05
HIXSON        TN 37343    1                  04/28/04           00
3244466                   05                 06/01/04           0.0000
3244466                   O                  05/01/34
0

9123897       286/286     F                  188,000.00         ZZ
                          360                186,731.63         4
                          6.2500             1157.55            80
                          6.0000             1157.55
BRAWLEY       CA 92227    5                  12/18/03           00
2977022                   05                 02/01/04           0.0000
2977022                   O                  01/01/34
0

9123901       286/286     F                  73,150.00          ZZ
                          360                72,950.53          1
                          6.5000             462.36             50
                          6.2500             462.36
MARLOW HEIGHTSMD 20748    2                  04/30/04           00
3246868                   05                 06/01/04           0.0000
3246868                   N                  05/01/34
0

9123903       286/286     F                  333,700.00         ZZ
                          360                331,996.43         1
                          5.5000             1894.72            39
                          5.2500             1894.72
LEWES         DE 19958    1                  04/30/04           00
3145373                   05                 06/01/04           0.0000
3145373                   O                  05/01/34
0

9123907       286/286     F                  90,000.00          ZZ
                          360                89,742.47          1
                          6.2500             554.15             53
                          6.0000             554.15
NAPLES        FL 34110    5                  04/29/04           00
3190622                   01                 06/01/04           0.0000
3190622                   N                  05/01/34
0

9123909       286/286     F                  214,000.00         ZZ
                          360                213,416.47         1
                          6.5000             1352.63            80
                          6.2500             1352.63
QUINCY        MA 02171    5                  04/28/04           00
3216455                   05                 06/01/04           0.0000
3216455                   N                  05/01/34
0

9123919       286/286     F                  107,100.00         ZZ
                          360                106,762.92         1
                          5.7500             625.01             90
                          5.5000             625.01
NORTH RICHLANDTX 76180    2                  04/30/04           04
3332632                   05                 06/01/04           25.0000
3332632                   O                  05/01/34
0

9123921       286/286     F                  75,109.00          ZZ
                          360                74,800.43          1
                          5.8750             444.30             80
                          5.6250             444.30
WACO          TX 76710    1                  03/30/04           00
3173114                   05                 05/01/04           0.0000
3173114                   O                  04/01/34
0

9123927       286/286     F                  155,000.00         ZZ
                          360                154,675.56         1
                          5.7500             904.54             80
                          5.5000             904.54
CHARLOTTE     NC 28211    5                  05/04/04           00
3233532                   05                 07/01/04           0.0000
3233532                   O                  06/01/34
0

9123933       286/286     F                  72,000.00          ZZ
                          300                71,680.71          1
                          5.8750             458.41             69
                          5.6250             458.41
DEKALB        TX 75559    2                  04/30/04           00
3184486                   05                 06/01/04           0.0000
3184486                   O                  05/01/29
0

9123959       286/286     F                  83,600.00          ZZ
                          360                83,168.22          1
                          6.1250             507.97             90
                          5.8750             507.97
BELVILLE      NC 28451    1                  05/10/04           12
3196209                   05                 07/01/04           25.0000
3196209                   N                  06/01/34
0

9123965       286/286     F                  195,700.00         ZZ
                          360                195,054.42         1
                          5.5000             1111.17            80
                          5.2500             1111.17
HAYMARKET     VA 20169    2                  04/26/04           00
3210708                   05                 06/01/04           0.0000
3210708                   O                  05/01/34
0

9123969       286/286     F                  182,400.00         ZZ
                          360                181,812.26         1
                          5.6250             1050.00            80
                          5.3750             1050.00
EDISON        NJ 08820    1                  04/30/04           00
3170187                   01                 06/01/04           0.0000
3170187                   N                  05/01/34
0

9123975       286/286     F                  61,200.00          ZZ
                          360                61,104.21          1
                          7.2500             417.49             90
                          7.0000             417.49
PLANT CITY    FL 33563    1                  05/14/04           14
3317952                   05                 07/01/04           25.0000
3317952                   N                  06/01/34
0

9123981       286/286     F                  108,000.00         ZZ
                          360                107,768.54         1
                          5.6250             621.71             90
                          5.3750             621.71
TALLAHASSEE   FL 32303    1                  05/03/04           04
3265880                   05                 07/01/04           25.0000
3265880                   O                  06/01/34
0

9123985       286/286     F                  266,000.00         ZZ
                          360                265,551.76         1
                          6.8750             1747.44            71
                          6.6250             1747.44
CHICAGO       IL 60605    2                  05/06/04           00
3193111                   01                 07/01/04           0.0000
3193111                   O                  06/01/34
0

9123987       286/286     F                  283,500.00         ZZ
                          360                282,669.00         1
                          6.1250             1722.58            73
                          5.8750             1722.58
AURORA        CO 80016    2                  04/30/04           00
3191313                   05                 06/01/04           0.0000
3191313                   O                  05/01/34
0

9123991       286/286     F                  108,000.00         ZZ
                          360                107,719.46         2
                          6.7500             700.49             80
                          6.5000             700.49
PORTSMOUTH    VA 23704    1                  05/03/04           00
3251771                   05                 06/01/04           0.0000
3251771                   O                  05/01/34
0

9123993       286/286     F                  38,700.00          ZZ
                          360                38,634.77          1
                          6.8750             254.24             90
                          6.6250             254.24
PIQUA         OH 45356    1                  05/05/04           12
3240244                   05                 07/01/04           25.0000
3240244                   N                  06/01/34
0

9123999       286/286     F                  177,215.00         ZZ
                          360                176,643.98         2
                          5.6250             1020.15            37
                          5.3750             1020.15
LOS ANGELES   CA 90026    2                  04/22/04           00
2538265                   05                 06/01/04           0.0000
2538265                   O                  05/01/34
0

9124003       286/286     F                  72,000.00          ZZ
                          360                71,875.65          1
                          6.7500             467.00             86
                          6.5000             467.00
LOUISVILLE    KY 40215    2                  05/13/04           12
3282739                   05                 07/01/04           25.0000
3282739                   N                  06/01/34
0

9124005       286/286     F                  236,000.00         ZZ
                          360                235,550.97         1
                          6.2500             1453.10            80
                          6.0000             1453.10
VANCOUVER     WA 98682    5                  04/30/04           00
3263826                   05                 07/01/04           0.0000
3263826                   O                  06/01/34
0

9124009       286/286     F                  202,300.00         T
                          360                201,678.21         1
                          5.8750             1196.68            80
                          5.6250             1196.68
BIG BEAR LAKE CA 92315    1                  05/07/04           01
3354650                   05                 06/01/04           25.0000
3354650                   O                  05/01/34
0

9124019       286/286     F                  182,400.00         ZZ
                          360                180,231.37         1
                          5.5000             1035.65            80
                          5.2500             1035.65
DALLAS        TX 75248    1                  04/30/04           00
3188200                   05                 06/01/04           0.0000
3188200                   O                  05/01/34
0

9124021       286/286     F                  319,900.00         ZZ
                          360                318,962.45         1
                          6.1250             1943.75            80
                          5.8750             1943.75
EDISON        NJ 08817    1                  05/03/04           00
3029180                   05                 06/01/04           0.0000
3029180                   O                  05/01/34
0

9124023       286/286     F                  89,350.00          ZZ
                          360                88,882.52          2
                          5.5000             507.32             80
                          5.2500             507.32
WATERTOWN     WI 53098    1                  04/29/04           00
3193128                   05                 06/01/04           0.0000
3193128                   N                  05/01/34
0

9124037       286/286     F                  198,000.00         ZZ
                          360                197,555.26         1
                          5.3750             1108.75            90
                          5.1250             1108.75
SAVANNAH      GA 31406    1                  05/12/04           21
3147187                   05                 07/01/04           25.0000
3147187                   O                  06/01/34
0

9124041       286/286     F                  74,750.00          ZZ
                          360                74,546.07          1
                          6.5000             472.48             65
                          6.2500             472.48
LEWISBURG     WV 24901    1                  04/30/04           00
3195124                   05                 06/01/04           0.0000
3195124                   N                  05/01/34
0

9124043       286/286     F                  212,800.00         ZZ
                          360                212,071.73         3
                          6.3750             1327.60            70
                          6.1250             1327.60
WEST HARTFORD CT 06119    5                  04/29/04           00
3217203                   05                 06/01/04           0.0000
3217203                   N                  05/01/34
0

9124045       286/286     F                  213,500.00         ZZ
                          360                213,063.57         1
                          5.8750             1262.94            70
                          5.6250             1262.94
SAN DIEGO     CA 92113    5                  05/01/04           00
3263227                   05                 07/01/04           0.0000
3263227                   O                  06/01/34
0

9124047       286/286     F                  260,000.00         ZZ
                          360                259,505.31         1
                          6.2500             1600.87            80
                          6.0000             1600.87
PLYMOUTH      MA 02360    1                  05/10/04           00
3239285                   05                 07/01/04           0.0000
3239285                   O                  06/01/34
0

9124059       286/286     F                  99,200.00          ZZ
                          360                98,982.34          1
                          5.5000             563.25             80
                          5.2500             563.25
MORROW        GA 30260    2                  05/06/04           00
3193202                   05                 07/01/04           0.0000
3193202                   N                  06/01/34
0

9124063       286/286     F                  207,000.00         ZZ
                          360                206,348.52         1
                          5.7500             1208.00            64
                          5.5000             1208.00
FAIRFIELD     CT 06824    5                  04/16/04           00
3167553                   05                 06/01/04           0.0000
3167553                   O                  05/01/34
0

9124069       286/286     F                  201,600.00         ZZ
                          360                201,088.97         1
                          6.8750             1324.37            90
                          5.9350             1324.37
ROANOKE       VA 24018    1                  04/26/04           24
3182121                   05                 06/01/04           25.0000
3182121                   O                  05/01/34
0

9124073       286/286     F                  288,000.00         ZZ
                          360                287,135.57         1
                          6.0000             1726.71            80
                          5.7500             1726.71
DALLAS        TX 75230    1                  04/29/04           00
3273855                   05                 06/01/04           0.0000
3273855                   O                  05/01/34
0

9124075       286/286     F                  562,500.00         ZZ
                          360                561,002.92         1
                          6.6250             3601.75            75
                          6.3750             3601.75
NEW CASTLE    DE 19720    1                  04/30/04           00
3147422                   05                 06/01/04           0.0000
3147422                   O                  05/01/34
0

9124077       286/286     F                  71,000.00          ZZ
                          360                70,854.85          1
                          5.8750             420.00             70
                          5.6250             420.00
FLAGSTAFF     AZ 86001    2                  05/06/04           00
3215659                   01                 07/01/04           0.0000
3215659                   N                  06/01/34
0

9124083       286/286     F                  320,050.00         ZZ
                          360                319,066.27         1
                          5.8750             1893.22            90
                          5.6250             1893.22
WOODSTOCK     GA 30188    1                  04/30/04           12
3226898                   05                 06/01/04           25.0000
3226898                   O                  05/01/34
0

9124087       286/286     F                  105,350.00         ZZ
                          360                104,383.72         1
                          5.7500             614.80             87
                          5.5000             614.80
LEANDER       TX 78641    2                  05/03/04           11
3139134                   05                 07/01/04           25.0000
3139134                   O                  06/01/34
0

9124099       286/286     F                  60,000.00          ZZ
                          360                59,871.40          1
                          5.6250             345.40             80
                          5.3750             345.40
NORFOLK       VA 23505    2                  05/04/04           00
3196350                   05                 07/01/04           0.0000
3196350                   O                  06/01/34
0

9124103       286/286     F                  80,000.00          ZZ
                          360                79,753.28          1
                          5.8750             473.23             58
                          5.6250             473.23
BURLINGTON    NJ 08016    5                  04/15/04           00
3286139                   05                 06/01/04           0.0000
3286139                   N                  05/01/34
0

9124105       286/286     F                  84,000.00          ZZ
                          360                83,824.16          1
                          5.7500             490.21             70
                          5.5000             490.21
SAVANNAH      GA 31410    5                  05/04/04           00
3248016                   05                 07/01/04           0.0000
3248016                   N                  06/01/34
0

9124107       286/286     F                  333,700.00         ZZ
                          360                332,674.33         1
                          5.8750             1973.96            79
                          5.6250             1973.96
ROUND ROCK    TX 78664    1                  04/26/04           00
3066713                   05                 06/01/04           0.0000
3066713                   O                  05/01/34
0

9124109       286/286     F                  168,000.00         ZZ
                          360                167,477.72         1
                          6.3750             1048.11            80
                          6.1250             1048.11
WHEATON       MD 20902    1                  04/30/04           00
3212289                   05                 06/01/04           0.0000
3212289                   O                  05/01/34
0

9124139       286/286     F                  105,000.00         ZZ
                          360                104,669.52         2
                          5.7500             612.76             70
                          5.5000             612.76
ZEELAND       MI 49464    5                  04/30/04           00
3104763                   05                 06/01/04           0.0000
3104763                   N                  05/01/34
0

9124143       286/286     F                  82,600.00          ZZ
                          360                82,302.08          4
                          6.0000             495.23             70
                          5.7500             495.23
SPRING CITY   TN 37381    1                  04/19/04           00
3245302                   05                 06/01/04           0.0000
3245302                   N                  05/01/34
0

9124147       286/286     F                  276,000.00         ZZ
                          360                275,474.88         1
                          6.2500             1699.38            80
                          6.0000             1699.38
FUQUAY VARINA NC 27526    1                  05/14/04           00
3291772                   05                 07/01/04           0.0000
3291772                   O                  06/01/34
0

9124149       286/286     F                  329,000.00         ZZ
                          360                327,889.05         1
                          5.3750             1842.31            68
                          5.1250             1842.31
SAN DIEGO     CA 92117    2                  04/09/04           00
3303965                   05                 06/01/04           0.0000
3303965                   O                  05/01/34
0

9124155       286/286     F                  93,000.00          ZZ
                          360                92,714.12          1
                          5.8750             550.14             58
                          5.6250             550.14
PORTLAND      OR 97211    2                  04/22/04           00
3230559                   05                 06/01/04           0.0000
3230559                   O                  05/01/34
0

9124157       286/286     F                  56,500.00          ZZ
                          360                56,397.56          1
                          6.5000             357.12             90
                          6.2500             357.12
COVINGTON     TX 76636    1                  05/06/04           01
3242168                   05                 07/01/04           25.0000
3242168                   N                  06/01/34
0

9124159       286/286     F                  55,350.00          ZZ
                          360                55,223.21          1
                          7.2500             377.59             90
                          7.0000             377.59
SPRINGFIELD   MO 65802    1                  05/07/04           11
3299509                   05                 07/01/04           25.0000
3299509                   N                  06/01/34
0

9124163       286/286     F                  58,500.00          ZZ
                          360                58,380.42          1
                          5.8750             346.05             68
                          5.6250             346.05
EUSTIS        FL 32726    5                  05/03/04           00
3243681                   05                 07/01/04           0.0000
3243681                   N                  06/01/34
0

9124165       286/286     F                  420,000.00         ZZ
                          360                418,739.36         4
                          6.0000             2518.12            70
                          5.7500             2518.12
SAN DIEGO     CA 92105    5                  04/28/04           00
3241583                   05                 06/01/04           0.0000
3241583                   N                  05/01/34
0

9124177       286/286     F                  216,400.00         ZZ
                          360                215,765.79         1
                          6.1250             1314.87            85
                          5.8750             1314.87
GAINSVILLE    GA 30506    2                  04/16/04           21
3188880                   05                 06/01/04           12.0000
3188880                   O                  05/01/34
0

9124181       286/286     F                  93,600.00          ZZ
                          360                93,413.17          1
                          6.0000             561.18             80
                          5.7500             561.18
FRANKLIN      OH 45005    1                  05/11/04           00
3274812                   05                 07/01/04           0.0000
3274812                   O                  06/01/34
0

9124185       286/286     F                  85,000.00          ZZ
                          360                84,838.28          1
                          6.2500             523.36             55
                          6.0000             523.36
MOUNT LAUREL  NJ 08054    1                  05/14/04           00
3105554                   01                 07/01/04           0.0000
3105554                   N                  06/01/34
0

9124193       286/286     F                  81,000.00          ZZ
                          360                80,773.71          1
                          6.3750             505.34             90
                          6.1250             505.34
EDMOND        OK 73003    1                  04/30/04           04
3212460                   05                 06/01/04           25.0000
3212460                   N                  05/01/34
0

9124197       286/286     F                  57,800.00          ZZ
                          360                57,622.34          2
                          5.8750             341.91             65
                          5.6250             341.91
KIRKWOOD      NY 13795    2                  04/26/04           00
3229487                   05                 06/01/04           0.0000
3229487                   O                  05/01/34
0

9124199       286/286     F                  80,000.00          ZZ
                          360                79,742.21          1
                          5.6250             460.53             31
                          5.3750             460.53
LISLE         IL 60532    1                  04/16/04           00
3168008                   05                 06/01/04           0.0000
3168008                   O                  05/01/34
0

9124201       286/286     F                  127,000.00         ZZ
                          360                126,721.33         2
                          5.5000             721.10             44
                          5.2500             721.10
CHARLESTON    SC 29403    5                  05/07/04           00
3179341                   05                 07/01/04           0.0000
3179341                   N                  06/01/34
0

9124203       286/286     F                  260,800.00         ZZ
                          360                260,035.66         1
                          6.1250             1584.65            80
                          5.8750             1584.65
PINOLE        CA 94564    5                  04/29/04           00
3243661                   05                 06/01/04           0.0000
3243661                   O                  05/01/34
0

9124233       286/286     F                  55,000.00          ZZ
                          360                54,822.75          1
                          5.6250             316.62             63
                          5.3750             316.62
WEST OLIVE    MI 49460    5                  04/28/04           00
3161686                   05                 06/01/04           0.0000
3161686                   N                  05/01/34
0

9124241       286/286     F                  35,900.00          ZZ
                          360                35,839.50          1
                          6.8750             235.84             80
                          6.6250             235.84
NORWALK       OH 44857    1                  05/10/04           00
3239879                   05                 07/01/04           0.0000
3239879                   N                  06/01/34
0

9124243       286/286     F                  333,700.00         ZZ
                          360                332,874.59         1
                          7.0000             2220.12            69
                          6.7500             2220.12
LAGUNA NIGUEL CA 92677    5                  04/30/04           00
3240521                   05                 06/01/04           0.0000
3240521                   O                  05/01/34
0

9124253       286/286     F                  53,600.00          ZZ
                          360                53,500.44          1
                          6.3750             334.40             80
                          6.1250             334.40
TUCSON        AZ 85730    1                  05/04/04           00
3260505                   03                 07/01/04           0.0000
3260505                   N                  06/01/34
0

9124255       286/286     F                  75,870.00          ZZ
                          360                75,593.40          1
                          6.5000             479.55             90
                          6.2500             479.55
SAN ANTONIO   TX 78223    1                  03/26/04           12
3172314                   05                 05/01/04           25.0000
3172314                   N                  04/01/34
0

9124257       286/286     F                  49,500.00          ZZ
                          360                49,203.84          1
                          6.8750             325.18             90
                          6.6250             325.18
PORTSMOUTH    VA 23703    1                  12/18/03           11
2964522                   05                 02/01/04           25.0000
2964522                   N                  01/01/34
0

9124261       286/286     F                  225,000.00         ZZ
                          360                224,555.46         1
                          8.1250             1670.62            90
                          7.1850             1670.62
WEST HAVEN    CT 06516    1                  04/29/04           24
3207441                   05                 06/01/04           25.0000
3207441                   O                  05/01/34
0

9124265       286/286     F                  54,500.00          ZZ
                          360                54,056.98          1
                          6.7500             353.49             74
                          6.5000             353.49
KANSAS CITY   MO 64129    5                  04/30/04           00
3251615                   05                 06/01/04           0.0000
3251615                   N                  05/01/34
0

9124269       286/286     F                  250,000.00         ZZ
                          360                249,249.63         1
                          6.0000             1498.88            41
                          5.7500             1498.88
SAN DIEGO     CA 92128    5                  04/06/04           00
3289487                   05                 06/01/04           0.0000
3289487                   O                  05/01/34
0

9124271       286/286     F                  202,500.00         ZZ
                          360                202,123.88         1
                          6.3750             1263.34            73
                          6.1250             1263.34
METHUEN       MA 01844    2                  05/03/04           00
3233914                   05                 07/01/04           0.0000
3233914                   O                  06/01/34
0

9124277       286/286     F                  153,600.00         ZZ
                          360                153,053.21         2
                          5.6250             884.21             80
                          5.3750             884.21
SAN MARCOS    TX 78666    2                  05/03/04           00
3218856                   05                 06/01/04           0.0000
3218856                   N                  05/01/34
0

9124279       286/286     F                  242,320.00         ZZ
                          360                241,921.56         1
                          7.0000             1612.17            80
                          6.7500             1612.17
WOODBURY      MN 55125    1                  05/14/04           00
3266746                   05                 07/01/04           0.0000
3266746                   O                  06/01/34
0

9124283       286/286     F                  58,950.00          ZZ
                          360                58,878.33          1
                          8.5000             453.27             90
                          7.5600             453.27
EL PASO       TX 79936    1                  05/06/04           24
3299019                   05                 07/01/04           25.0000
3299019                   O                  06/01/34
0

9124289       286/286     F                  256,000.00         ZZ
                          360                255,284.88         1
                          6.3750             1597.11            80
                          6.1250             1597.11
SALT LAKE CITYUT 84109    1                  04/30/04           00
3254858                   05                 06/01/04           0.0000
3254858                   O                  05/01/34
0

9124291       286/286     F                  129,600.00         ZZ
                          360                129,160.54         1
                          5.5000             735.86             80
                          5.2500             735.86
BEND          OR 97702    1                  04/22/04           00
3248520                   05                 06/01/04           0.0000
3248520                   N                  05/01/34
0

9124293       286/286     F                  70,200.00          ZZ
                          360                69,956.18          1
                          6.7500             455.32             90
                          6.5000             455.32
RALEIGH       NC 27616    1                  03/29/04           14
3199335                   05                 05/01/04           25.0000
3199335                   N                  04/01/34
0

9124295       286/286     F                  60,320.00          ZZ
                          360                60,159.45          1
                          6.6250             386.24             80
                          6.3750             386.24
HARRISONBURG  VA 22801    1                  04/30/04           00
3255737                   03                 06/01/04           0.0000
3255737                   N                  05/01/34
0

9124299       286/286     F                  184,000.00         ZZ
                          360                183,689.95         1
                          6.8750             1208.75            80
                          6.6250             1208.75
TUCSON        AZ 85743    5                  05/10/04           00
3263211                   05                 07/01/04           0.0000
3263211                   O                  06/01/34
0

9124301       286/286     F                  280,000.00         ZZ
                          360                279,413.92         1
                          5.7500             1634.01            80
                          5.5000             1634.01
DALLAS        TX 75214    1                  05/06/04           00
3222879                   05                 07/01/04           0.0000
3222879                   O                  06/01/34
0

9124303       286/286     F                  180,000.00         ZZ
                          360                179,775.44         1
                          8.3750             1368.13            90
                          7.4350             1368.13
TAVERNIER     FL 33070    1                  05/12/04           24
3169332                   05                 07/01/04           25.0000
3169332                   O                  06/01/34
0

9124313       286/286     F                  27,000.00          ZZ
                          360                26,941.29          1
                          5.6250             155.43             90
                          5.3750             155.43
MEADVILLE     PA 16335    1                  05/14/04           11
3208318                   05                 07/01/04           25.0000
3208318                   N                  06/01/34
0

9124319       286/286     F                  338,000.00         ZZ
                          360                337,372.23         4
                          6.3750             2108.68            33
                          6.1250             2108.68
HUNTINGTON BEACA 92649    5                  05/01/04           00
3342360                   05                 07/01/04           0.0000
3342360                   N                  06/01/34
0

9124321       286/286     F                  180,000.00         ZZ
                          360                179,207.01         1
                          5.8750             1064.77            80
                          5.6250             1064.77
PASADENA      MD 21122    1                  03/30/04           00
3164802                   05                 05/01/04           0.0000
3164802                   O                  04/01/34
0

9124333       286/286     F                  204,000.00         ZZ
                          360                203,342.66         1
                          5.6250             1174.34            80
                          5.3750             1174.34
HOUSTON       TX 77079    1                  04/29/04           00
3193497                   05                 06/01/04           0.0000
3193497                   N                  05/01/34
0

9124335       286/286     F                  90,000.00          ZZ
                          360                89,798.34          1
                          7.5000             629.30             90
                          6.5600             629.30
SHREWSBURY    VT 05738    1                  04/23/04           24
3149213                   05                 06/01/04           25.0000
3149213                   O                  05/01/34
0

9124337       286/286     F                  199,000.00         ZZ
                          360                198,520.85         1
                          6.2500             1225.28            80
                          6.0000             1225.28
PORT HADLOCK  WA 98339    2                  05/04/04           00
3269656                   05                 07/01/04           0.0000
3269656                   O                  06/01/34
0

9124341       286/286     F                  192,000.00         ZZ
                          360                191,450.61         1
                          6.2500             1182.18            80
                          6.0000             1182.18
TEMPE         AZ 85283    1                  04/23/04           00
3242525                   05                 06/01/04           0.0000
3242525                   N                  05/01/34
0

9124347       286/286     F                  262,500.00         ZZ
                          360                261,359.91         1
                          5.6250             1511.10            70
                          5.3750             1511.10
GERMANTOWN    MD 20876    5                  03/23/04           00
3162895                   05                 05/01/04           0.0000
3162895                   O                  04/01/34
0

9124351       286/286     F                  35,000.00          ZZ
                          360                34,902.25          1
                          6.3750             218.35             64
                          6.1250             218.35
GRIFFIN       GA 30224    2                  04/22/04           00
3282468                   05                 06/01/04           0.0000
3282468                   N                  05/01/34
0

9124361       286/286     F                  200,000.00         ZZ
                          360                199,581.36         1
                          5.7500             1167.15            57
                          5.5000             1167.15
PLYMOUTH      MA 02360    1                  05/07/04           00
3145944                   05                 07/01/04           0.0000
3145944                   O                  06/01/34
0

9124363       286/286     F                  53,100.00          ZZ
                          360                52,955.19          2
                          6.5000             335.63             90
                          6.2500             335.63
PITTSBURGH    PA 15216    1                  04/30/04           11
3232608                   05                 06/01/04           25.0000
3232608                   N                  05/01/34
0

9124371       286/286     F                  66,400.00          ZZ
                          360                66,279.61          1
                          6.5000             419.70             80
                          6.2500             419.70
BROOKLYN      MD 21225    1                  05/07/04           00
3267644                   05                 07/01/04           0.0000
3267644                   N                  06/01/34
0

9124389       286/286     F                  307,000.00         ZZ
                          360                306,056.40         1
                          5.8750             1816.02            79
                          5.6250             1816.02
ANAHEIM       CA 92804    2                  04/02/04           00
3292282                   05                 06/01/04           0.0000
3292282                   O                  05/01/34
0

9124397       286/286     F                  127,500.00         ZZ
                          360                127,098.72         1
                          5.7500             744.06             75
                          5.5000             744.06
BOLINGBROOK   IL 60440    2                  05/05/04           00
3183150                   05                 06/01/04           0.0000
3183150                   N                  05/01/34
0

9124399       286/286     F                  51,200.00          ZZ
                          360                51,021.89          2
                          6.2500             315.25             80
                          6.0000             315.25
LAKE PLACID   FL 33852    1                  04/22/04           00
3189489                   05                 06/01/04           0.0000
3189489                   N                  05/01/34
0

9124401       286/286     F                  53,600.00          ZZ
                          360                53,413.56          2
                          6.2500             330.02             80
                          6.0000             330.02
LAKE PLACID   FL 33852    1                  04/22/04           00
3198030                   05                 06/01/04           0.0000
3198030                   N                  05/01/34
0

9124411       286/286     F                  300,000.00         ZZ
                          360                297,568.50         1
                          6.0000             1798.66            80
                          5.7500             1798.66
WOODLAND HILLSCA 91364    1                  11/21/03           00
2921386                   05                 01/01/04           0.0000
2921386                   O                  12/01/33
0

9124417       286/286     F                  271,150.00         ZZ
                          360                270,336.12         1
                          6.0000             1625.69            72
                          5.7500             1625.69
WYANDOTTE     MI 48192    2                  04/26/04           00
3216397                   05                 06/01/04           0.0000
3216397                   O                  05/01/34
0

9124425       286/286     F                  52,000.00          ZZ
                          360                51,874.48          1
                          7.1250             350.34             80
                          6.8750             350.34
DECATUR       IL 62522    5                  04/28/04           00
3240243                   05                 06/01/04           0.0000
3240243                   N                  05/01/34
0

9124427       286/286     F                  34,000.00          ZZ
                          360                33,944.08          1
                          7.0000             226.21             55
                          6.7500             226.21
SAINT LOUIS   MO 63109    5                  05/10/04           00
3289812                   05                 07/01/04           0.0000
3289812                   N                  06/01/34
0

9124431       286/286     F                  185,500.00         ZZ
                          360                184,969.21         3
                          6.2500             1142.16            67
                          6.0000             1142.16
JERSEY  CITY  NJ 07307    2                  04/30/04           00
3064710                   05                 06/01/04           0.0000
3064710                   N                  05/01/34
0

9124481       286/286     F                  86,800.00          ZZ
                          360                86,618.50          1
                          6.1250             527.41             86
                          5.8750             527.41
BOWLING GREEN KY 42101    2                  05/07/04           14
3247313                   05                 07/01/04           25.0000
3247313                   O                  06/01/34
0

9124483       286/286     F                  210,200.00         ZZ
                          360                209,396.96         1
                          6.2500             1294.24            80
                          6.0000             1294.24
ROUND ROCK    TX 78681    1                  04/29/04           00
3266802                   05                 06/01/04           0.0000
3266802                   O                  05/01/34
0

9124485       286/286     F                  88,000.00          ZZ
                          360                87,748.17          1
                          6.2500             541.84             80
                          6.0000             541.84
SMITHVILLE    MO 64089    1                  04/29/04           00
3233438                   05                 06/01/04           0.0000
3233438                   N                  05/01/34
0

9124487       286/286     F                  88,000.00          ZZ
                          360                87,748.17          1
                          6.2500             541.84             80
                          6.0000             541.84
SMITHVILLE    MO 64089    1                  04/29/04           00
3245630                   05                 06/01/04           0.0000
3245630                   N                  05/01/34
0

9124491       286/286     F                  288,000.00         ZZ
                          360                287,195.49         1
                          6.3750             1796.75            80
                          6.1250             1796.75
SEBRING       FL 33870    1                  04/21/04           00
3276804                   05                 06/01/04           0.0000
3276804                   O                  05/01/34
0

9124497       286/286     F                  222,000.00         ZZ
                          360                221,556.87         1
                          6.0000             1331.01            80
                          5.7500             1331.01
HONOLULU      HI 96815    5                  05/05/04           00
3242185                   01                 07/01/04           0.0000
3242185                   O                  06/01/34
0

9124503       286/286     F                  218,000.00         ZZ
                          360                217,585.22         1
                          6.2500             1342.27            80
                          6.0000             1342.27
ESPANOLA      NM 87532    1                  05/06/04           00
3282633                   05                 07/01/04           0.0000
3282633                   O                  06/01/34
0

9124507       286/286     F                  10,000.00          ZZ
                          360                9,978.71           1
                          6.5000             063.21             18
                          6.2500             063.21
CINCINNATI    OH 45223    1                  05/06/04           00
3283012                   05                 07/01/04           0.0000
3283012                   N                  06/01/34
0

9124517       286/286     F                  176,000.00         ZZ
                          360                175,531.58         2
                          6.6250             1126.95            80
                          6.3750             1126.95
RAHWAY        NJ 07065    1                  05/04/04           00
3119695                   05                 06/01/04           0.0000
3119695                   N                  05/01/34
0

9124529       286/286     F                  168,000.00         ZZ
                          360                167,656.58         2
                          5.8750             993.79             79
                          5.6250             993.79
COLUMBUS      OH 43212    2                  05/10/04           00
3201552                   05                 07/01/04           0.0000
3201552                   N                  06/01/34
0

9124537       286/286     F                  35,910.00          ZZ
                          360                35,816.69          1
                          6.7500             232.92             90
                          6.5000             232.92
KANSAS CITY   MO 64123    1                  04/30/04           14
3267664                   05                 06/01/04           25.0000
3267664                   N                  05/01/34
0

9124539       286/286     F                  30,400.00          ZZ
                          360                30,137.92          1
                          6.5000             192.15             80
                          6.2500             192.15
TOLEDO        OH 43608    1                  05/10/04           00
3224228                   05                 07/01/04           0.0000
3224228                   N                  06/01/34
0

9124541       286/286     F                  180,000.00         ZZ
                          360                179,433.47         1
                          5.7500             1050.44            75
                          5.5000             1050.44
SELMA         AL 36701    5                  04/21/04           00
3134111                   05                 06/01/04           0.0000
3134111                   N                  05/01/34
0

9124545       286/286     F                  333,700.00         ZZ
                          360                332,674.30         1
                          5.8750             1973.97            53
                          5.6250             1973.97
ALPINE        CA 91901    5                  04/27/04           00
3230540                   05                 06/01/04           0.0000
3230540                   O                  05/01/34
0

9124551       286/286     F                  175,000.00         ZZ
                          360                174,579.55         1
                          6.1250             1063.32            80
                          5.8750             1063.32
SACRAMENTO    CA 95820    1                  05/01/04           00
3292673                   05                 07/01/04           0.0000
3292673                   N                  06/01/34
0

9124553       286/286     F                  750,000.00         ZZ
                          360                748,826.31         1
                          7.2500             5116.33            64
                          7.0000             5116.33
VIENNA        VA 22182    5                  05/07/04           00
3267842                   05                 07/01/04           0.0000
3267842                   O                  06/01/34
0

9124559       286/286     F                  253,000.00         ZZ
                          360                252,482.83         1
                          5.8750             1496.60            34
                          5.6250             1496.60
SAN DIEGO     CA 92107    5                  05/07/04           00
3312535                   05                 07/01/04           0.0000
3312535                   O                  06/01/34
0

9124563       286/286     F                  81,000.00          ZZ
                          360                80,845.86          1
                          6.2500             498.74             90
                          6.0000             498.74
HOLLYWOOD     FL 33021    1                  05/10/04           11
3299387                   01                 07/01/04           30.0000
3299387                   O                  06/01/34
0

9124565       286/286     F                  280,000.00         ZZ
                          360                279,516.48         1
                          6.7500             1816.08            80
                          6.5000             1816.08
PLEASANT HILL CA 94523    1                  05/05/04           00
3289315                   05                 07/01/04           0.0000
3289315                   N                  06/01/34
0

9124567       286/286     F                  232,000.00         ZZ
                          360                231,397.03         1
                          6.7500             1504.75            80
                          6.5000             1504.75
SACRAMENTO    CA 95827    5                  04/27/04           00
3272573                   05                 06/01/04           0.0000
3272573                   N                  05/01/34
0

9124579       286/286     F                  156,000.00         ZZ
                          360                155,497.31         1
                          5.6250             898.03             80
                          5.3750             898.03
HADLEY        MA 01035    1                  04/30/04           00
3164038                   05                 06/01/04           0.0000
3164038                   N                  05/01/34
0

9124581       286/286     F                  360,000.00         ZZ
                          360                358,969.88         1
                          6.2500             2216.59            80
                          6.0000             2216.59
HOLLISTER     CA 95023    5                  04/26/04           00
3211012                   05                 06/01/04           0.0000
3211012                   O                  05/01/34
0

9124587       286/286     F                  328,500.00         ZZ
                          360                327,844.30         1
                          6.0000             1969.53            70
                          5.7500             1969.53
SIMI VALLEY   CA 93065    5                  05/07/04           00
3310672                   05                 07/01/04           0.0000
3310672                   O                  06/01/34
0

9124597       286/286     F                  250,000.00         ZZ
                          360                249,446.97         1
                          6.2500             1539.30            77
                          6.0000             1539.30
TRINITY CENTERCA 96091    5                  05/04/04           00
3263226                   05                 07/01/04           0.0000
3263226                   O                  06/01/34
0

9124599       286/286     F                  220,000.00         ZZ
                          360                219,601.16         1
                          6.5000             1390.55            80
                          6.2500             1390.55
NORTH BRUNSWICNJ 08902    1                  05/10/04           00
3302708                   05                 07/01/04           0.0000
3302708                   O                  06/01/34
0

9124645       286/286     F                  85,600.00          ZZ
                          360                85,366.57          1
                          6.5000             541.06             80
                          6.2500             541.06
OROFINO       ID 83544    2                  04/26/04           00
3240144                   05                 06/01/04           0.0000
3240144                   O                  05/01/34
0

9124647       286/286     F                  376,950.00         ZZ
                          360                375,791.36         1
                          5.8750             2229.81            59
                          5.6250             2229.81
BETHESDA      MD 20817    2                  04/26/04           00
2327897                   05                 06/01/04           0.0000
2327897                   O                  05/01/34
0

9124663       286/286     F                  82,550.00          ZZ
                          360                82,414.27          1
                          7.0000             549.21             80
                          6.7500             549.21
SPOKANE       WA 99208    1                  05/11/04           00
3268686                   05                 07/01/04           0.0000
3268686                   N                  06/01/34
0

9124669       286/286     F                  312,000.00         ZZ
                          360                310,976.32         1
                          6.7500             2023.63            69
                          6.5000             2023.63
VENTURA       CA 93003    2                  04/22/04           00
3213718                   05                 06/01/04           0.0000
3213718                   O                  05/01/34
0

9124673       286/286     F                  273,000.00         ZZ
                          360                272,505.06         1
                          6.5000             1725.55            69
                          6.2500             1725.55
BUFFALO GROVE IL 60089    2                  05/04/04           00
3210701                   03                 07/01/04           0.0000
3210701                   O                  06/01/34
0

9124681       286/286     F                  629,559.00         ZZ
                          360                628,049.18         1
                          8.0000             4619.49            90
                          7.0600             4619.49
ASHBURN       VA 20148    1                  04/28/04           24
3268207                   05                 06/01/04           25.0000
3268207                   O                  05/01/34
0

9124685       286/286     F                  68,000.00          ZZ
                          360                66,804.72          1
                          6.3750             424.24             80
                          6.1250             424.24
PASADENA      TX 77504    1                  04/27/04           00
3262065                   05                 06/01/04           0.0000
3262065                   N                  05/01/34
0

9124687       286/286     F                  310,000.00         ZZ
                          360                309,410.17         1
                          6.2500             1908.73            75
                          6.0000             1908.73
LINCOLN       CA 95648    5                  05/05/04           00
3289799                   05                 07/01/04           0.0000
3289799                   O                  06/01/34
0

9124689       286/286     F                  307,500.00         ZZ
                          360                306,795.10         1
                          5.8750             1818.98            70
                          5.6250             1818.98
SIMI VALLEY   CA 93063    5                  05/06/04           00
3172208                   05                 07/01/04           0.0000
3172208                   O                  06/01/34
0

9124699       286/286     F                  88,750.00          ZZ
                          360                88,513.78          1
                          6.6250             568.28             80
                          6.3750             568.28
PHOENIX       AZ 85035    5                  04/26/04           00
3262724                   05                 06/01/04           0.0000
3262724                   N                  05/01/34
0

9124701       286/286     F                  196,000.00         ZZ
                          360                195,383.13         1
                          5.7500             1143.81            80
                          5.5000             1143.81
MERIDIAN      ID 83642    1                  04/27/04           00
3235594                   05                 06/01/04           0.0000
3235594                   O                  05/01/34
0

9124707       286/286     F                  171,500.00         ZZ
                          360                171,009.26         2
                          6.2500             1055.96            70
                          6.0000             1055.96
OROVILLE      CA 95965    5                  04/26/04           00
3248961                   05                 06/01/04           0.0000
3248961                   N                  05/01/34
0

9124711       286/286     F                  265,550.00         T
                          360                264,432.99         1
                          5.8750             1570.83            79
                          5.6250             1570.83
MENIFEE       CA 92584    1                  04/15/04           01
2998414                   05                 06/01/04           25.0000
2998414                   O                  05/01/34
0

9124713       286/286     F                  275,000.00         ZZ
                          360                274,476.76         4
                          6.2500             1693.23            70
                          6.0000             1693.23
BULLHEAD CITY AZ 86429    1                  05/05/04           00
3239780                   05                 07/01/04           0.0000
3239780                   N                  06/01/34
0

9124715       286/286     F                  191,920.00         ZZ
                          360                188,479.82         1
                          6.2500             1181.69            80
                          6.0000             1181.69
COLUMBIA HEIGHMN 55421    1                  05/07/04           00
3303271                   05                 07/01/04           0.0000
3303271                   O                  06/01/34
0

9124717       286/286     F                  210,000.00         ZZ
                          360                209,333.46         3
                          5.7500             1225.51            75
                          5.5000             1225.51
PITTSBURGH    PA 15217    2                  04/28/04           00
3226773                   05                 06/01/04           0.0000
3226773                   N                  05/01/34
0

9124723       286/286     F                  64,000.00          ZZ
                          360                63,881.13          1
                          6.3750             399.28             80
                          6.1250             399.28
PROVO         UT 84606    1                  05/03/04           00
3234302                   05                 07/01/04           0.0000
3234302                   N                  06/01/34
0

9124731       286/286     F                  333,700.00         ZZ
                          360                333,164.70         1
                          7.1250             2248.20            74
                          6.8750             2248.20
LIVERMORE     CA 94550    1                  05/07/04           00
3316806                   05                 07/01/04           0.0000
3316806                   N                  06/01/34
0

9124733       286/286     F                  320,000.00         ZZ
                          360                319,345.88         1
                          5.8750             1892.93            80
                          5.6250             1892.93
LIVERMORE     CA 94550    5                  05/06/04           00
3296608                   05                 07/01/04           0.0000
3296608                   O                  06/01/34
0

9124737       286/286     F                  330,000.00         ZZ
                          360                329,309.25         1
                          5.7500             1925.80            75
                          5.5000             1925.80
CHULA VISTA   CA 91911    5                  05/03/04           00
3269449                   05                 07/01/04           0.0000
3269449                   O                  06/01/34
0

9124739       286/286     F                  295,000.00         ZZ
                          360                294,071.54         3
                          5.7500             1721.55            68
                          5.5000             1721.55
SAN DIEGO     CA 92105    5                  04/21/04           00
3252982                   05                 06/01/04           0.0000
3252982                   O                  05/01/34
0

9124741       286/286     F                  180,000.00         ZZ
                          360                179,345.84         1
                          5.8750             1064.77            75
                          5.6250             1064.77
CHICO         CA 95928    1                  04/16/04           00
3244757                   05                 06/01/04           0.0000
3244757                   O                  05/01/34
0

9124755       286/286     F                  130,000.00         ZZ
                          360                129,727.89         1
                          5.7500             758.65             61
                          5.5000             758.65
MIAMI         FL 33133    1                  05/06/04           00
3242180                   06                 07/01/04           0.0000
3242180                   O                  06/01/34
0

9124765       286/286     F                  400,000.00         ZZ
                          360                399,220.45         2
                          6.1250             2430.45            80
                          5.8750             2430.45
WHITTIER AREA CA 90604    1                  04/26/04           00
3248308                   05                 07/01/04           0.0000
3248308                   O                  06/01/34
0

9124769       286/286     F                  149,625.00         ZZ
                          360                149,311.79         1
                          5.7500             873.18             95
                          5.5000             873.18
BOISE         ID 83704    1                  04/21/04           11
3177099                   05                 07/01/04           30.0000
3177099                   O                  06/01/34
0

9124777       286/286     F                  385,000.00         ZZ
                          360                384,072.87         1
                          5.0000             2066.77            55
                          4.7500             2066.77
KAILUA        HI 96734    5                  04/29/04           00
3209884                   05                 07/01/04           0.0000
3209884                   O                  06/01/34
0

9129827       E22/G02     F                  235,000.00         ZZ
                          360                234,797.67         1
                          6.7500             1524.21            70
                          6.5000             1524.21
LEVITTOWN     NY 11756    5                  06/09/04           00
0420996431                05                 08/01/04           0.0000
0420996431                O                  07/01/34
0

9129890       944/G02     F                  178,300.00         T
                          360                177,008.60         1
                          5.8750             1054.72            80
                          5.6250             1054.72
BOISE         ID 83714    1                  12/04/03           00
0437525801                03                 02/02/04           0.0000
W01727182                 O                  01/02/34
0

9131023       W08/G02     F                  167,200.00         ZZ
                          360                167,057.45         1
                          6.8000             1090.02            80
                          6.5500             1090.02
MIAMI         FL 33185    5                  06/18/04           00
0438043614                09                 08/01/04           0.0000
045115M                   O                  07/01/34
0

9132289       H93/G02     F                  56,550.00          ZZ
                          360                56,504.78          1
                          7.1250             380.99             65
                          6.8750             380.99
INDEPENDENCE  MO 64050    5                  06/18/04           00
0438043549                05                 08/01/04           0.0000
2004000437                O                  07/01/34
0

9135525       Q14/G02     F                  37,905.00          ZZ
                          360                37,878.24          1
                          7.7500             271.56             95
                          7.5000             271.56
WILLCOX       AZ 85643    1                  06/17/04           01
0438050775                05                 08/01/04           30.0000
047400X                   O                  07/01/34
0

9136633       Q14/G02     F                  81,000.00          ZZ
                          360                80,930.27          1
                          6.7500             525.36             90
                          6.5000             525.36
TUCSON        AZ 85730    1                  06/18/04           01
0438045643                05                 08/01/04           25.0000
0000420838                N                  07/01/34
0

9137567       S27/G02     F                  209,950.00         ZZ
                          360                209,790.24         2
                          7.3750             1450.08            95
                          7.1250             1450.08
POMPANO BEACH FL 33064    1                  06/18/04           10
0438049942                05                 08/01/04           30.0000
1010037575                O                  07/01/34
0

9138227       E84/G02     F                  204,900.00         ZZ
                          360                204,491.02         1
                          6.0000             1228.48            73
                          5.7500             1228.48
FONTANA       CA 92337    2                  05/17/04           00
0438092082                05                 07/01/04           0.0000
11310153901               O                  06/01/34
0

9139427       E22/G02     F                  237,500.00         ZZ
                          360                237,280.03         1
                          6.3750             1481.69            77
                          6.1250             1481.69
SACRAMENTO    CA 95831    5                  06/18/04           00
0420915878                05                 08/01/04           0.0000
0420915878                O                  07/01/34
0

9141211       U05/G02     F                  365,600.00         TX
                          360                365,277.44         1
                          6.6250             2340.98            80
                          6.3750             2340.98
AUSTIN        TX 78756    2                  06/18/04           00
0438055832                05                 08/01/04           0.0000
3000635972                O                  07/01/34
0

9141439       K60/G02     F                  48,800.00          TX
                          360                48,765.56          1
                          7.7500             349.61             80
                          7.5000             349.61
RICHLAND HILLSTX 76118    5                  06/16/04           00
0438055568                05                 08/01/04           0.0000
0001084751                O                  07/01/34
0

9141563       U42/G02     F                  48,000.00          ZZ
                          360                47,917.11          1
                          6.7500             311.33             52
                          6.5000             311.33
TEXARKANA     TX 75503    1                  05/18/04           00
0438055675                05                 07/01/04           0.0000
35400297                  O                  06/01/34
0

9141765       A46/G02     F                  132,000.00         TX
                          360                131,865.42         1
                          5.8750             780.83             80
                          5.6250             780.83
HOUSTON       TX 77056    5                  06/17/04           00
0438058554                06                 08/01/04           0.0000
0135013                   O                  07/01/34
0

9142079       A46/G02     F                  84,000.00          ZZ
                          360                83,932.82          1
                          7.1250             565.93             75
                          6.8750             565.93
ALBUQUERQUE   NM 87110    5                  06/22/04           00
0438047045                05                 08/01/04           0.0000
0458971                   N                  07/01/34
0

9143723       E22/G02     F                  333,700.00         ZZ
                          360                333,398.33         1
                          6.5000             2109.21            66
                          6.2500             2109.21
DALY CITY     CA 94014    1                  06/16/04           00
0421214222                07                 08/01/04           0.0000
0421214222                O                  07/01/34
0

9143757       E22/G02     F                  280,000.00         ZZ
                          360                279,764.77         1
                          6.8750             1839.40            79
                          6.6250             1839.40
HORSE SHOE    NC 28742    2                  06/24/04           00
0421148214                05                 08/01/04           0.0000
0421148214                O                  07/01/34
0

9143927       E22/G02     F                  224,900.00         ZZ
                          360                224,701.58         1
                          6.6250             1440.06            100
                          6.3750             1440.06
DALLAS        OR 97338    1                  06/15/04           04
0420868580                05                 08/01/04           35.0000
0420868580                O                  07/01/34
0

9143999       E22/G02     F                  65,600.00          ZZ
                          360                65,543.52          1
                          6.7500             425.48             80
                          6.5000             425.48
MONROE        NC 28110    5                  06/24/04           00
0420525529                05                 08/01/04           0.0000
0420525529                N                  07/01/34
0

9144053       E22/G02     F                  68,000.00          ZZ
                          360                67,941.45          1
                          6.7500             441.05             80
                          6.5000             441.05
MONROE        NC 28110    5                  06/24/04           00
0420525719                05                 08/01/04           0.0000
0420525719                N                  07/01/34
0

9144055       E22/G02     F                  65,600.00          ZZ
                          360                65,543.52          1
                          6.7500             425.48             80
                          6.5000             425.48
MONROE        NC 28110    5                  06/24/04           00
0420525735                05                 08/01/04           0.0000
0420525735                N                  07/01/34
0

9144071       E22/G02     F                  264,000.00         ZZ
                          360                263,761.34         2
                          6.5000             1668.66            80
                          6.2500             1668.66
FONTANA       CA 92335    1                  06/17/04           00
0420779233                05                 08/01/04           0.0000
0420779233                N                  07/01/34
0

9144647       253/253     F                  180,550.00         ZZ
                          360                180,398.31         4
                          6.8750             1186.09            90
                          6.6250             1186.09
KILLEEN       TX 76549    1                  06/10/04           10
339593                    05                 08/01/04           25.0000
339593                    N                  07/01/34
0

9145057       X51/G02     F                  200,000.00         ZZ
                          360                199,810.24         1
                          6.2500             1231.43            40
                          6.0000             1231.43
WESTON        FL 33326    5                  06/23/04           00
0438052656                05                 08/01/04           0.0000
0040610002                O                  07/01/34
0

9145133       U42/G02     F                  80,000.00          ZZ
                          360                79,940.63          1
                          7.5000             559.37             87
                          7.2500             559.37
BOKCHITO      OK 74726    2                  06/24/04           12
0438094823                05                 08/01/04           25.0000
15302147                  O                  07/01/34
0

9146701       601/G02     F                  509,250.00         ZZ
                          360                508,326.76         1
                          6.5000             3218.81            75
                          6.2500             3218.81
SPRINGFIELD   MO 65807    1                  05/26/04           00
0438053530                05                 07/01/04           0.0000
64182389                  O                  06/01/34
0

9148121       E22/G02     F                  69,750.00          ZZ
                          360                69,686.94          1
                          6.5000             440.87             75
                          6.2500             440.87
REDMOND       OR 97756    1                  06/17/04           00
0421079245                05                 08/01/04           0.0000
0421079245                N                  07/01/34
0

9148299       E22/G02     F                  60,000.00          ZZ
                          360                59,945.76          1
                          6.5000             379.24             31
                          6.2500             379.24
DURHAM        NC 27713    1                  06/25/04           00
0420681231                03                 08/01/04           0.0000
0420681231                N                  07/01/34
0

9148311       E22/G02     F                  420,000.00         ZZ
                          360                419,620.31         1
                          6.5000             2654.69            73
                          6.2500             2654.69
BERKELEY HEIGHNJ 07922    5                  06/21/04           00
0420735326                05                 08/01/04           0.0000
0420735326                O                  07/01/34
0

9148435       E22/G02     F                  75,960.00          ZZ
                          360                75,896.19          1
                          6.8750             499.00             90
                          6.6250             499.00
GRAND JUNCTIONCO 81504    1                  06/25/04           01
0420986630                03                 08/01/04           25.0000
0420986630                N                  07/01/34
0

9148527       E22/G02     F                  265,200.00         ZZ
                          360                264,971.67         1
                          6.7500             1720.08            80
                          6.5000             1720.08
ALBUQUEQUE    NM 87122    1                  06/25/04           00
0421064247                05                 08/01/04           0.0000
0421064247                O                  07/01/34
0

9148551       E22/G02     F                  54,400.00          ZZ
                          360                54,354.30          1
                          6.8750             357.37             79
                          6.6250             357.37
BIRMINGHAM    AL 35217    2                  06/25/04           00
0421123225                05                 08/01/04           0.0000
0421123225                N                  07/01/34
0

9148553       E22/G02     F                  57,500.00          ZZ
                          360                57,451.70          1
                          6.8750             377.73             77
                          6.6250             377.73
BIRMINGHAM    AL 35206    2                  06/25/04           00
0421123720                05                 08/01/04           0.0000
0421123720                N                  07/01/34
0

9148601       E82/G02     F                  274,500.00         ZZ
                          360                274,263.66         1
                          6.7500             1780.40            79
                          6.5000             1780.40
FALLS VILLAGE CT 06031    5                  06/24/04           00
0401000633                05                 08/01/04           0.0000
0401000633                O                  07/01/34
0

9148649       E82/G02     F                  76,900.00          ZZ
                          360                76,836.96          1
                          7.0000             511.62             95
                          6.7500             511.62
FAIRMOUNT     IN 46928    2                  06/24/04           04
0401000088                05                 08/01/04           30.0000
0401000088                O                  07/01/34
0

9148665       E22/G02     F                  260,000.00         ZZ
                          360                259,776.14         1
                          6.7500             1686.36            80
                          6.5000             1686.36
VERONA        NJ 07044    5                  06/16/04           00
0421159831                05                 08/01/04           0.0000
0421159831                O                  07/01/34
0

9148671       E22/G02     F                  168,750.00         ZZ
                          360                168,627.87         2
                          7.6250             1194.40            75
                          7.3750             1194.40
JUPITER       FL 33458    5                  06/25/04           00
0421161274                05                 08/01/04           0.0000
0421161274                N                  07/01/34
0

9148719       E22/G02     F                  51,750.00          ZZ
                          360                51,605.44          1
                          6.7500             335.65             90
                          6.5000             335.65
SAGINAW       MI 48601    5                  06/21/04           04
0421187824                05                 08/01/04           25.0000
0421187824                O                  07/01/34
0

9148737       E22/G02     F                  304,000.00         ZZ
                          360                303,744.61         1
                          6.8750             1997.06            80
                          6.6250             1997.06
DELRAY BEACH  FL 33483    5                  06/21/04           00
0421196627                05                 08/01/04           0.0000
0421196627                O                  07/01/34
0

9148743       E22/G02     F                  366,000.00         ZZ
                          360                365,692.52         2
                          6.8750             2404.36            75
                          6.6250             2404.36
OSSINING      NY 10562    1                  06/25/04           00
0421201492                05                 08/01/04           0.0000
0421201492                N                  07/01/34
0

9150421       588/G02     F                  369,000.00         ZZ
                          360                368,697.53         1
                          7.0000             2454.97            90
                          6.7500             2454.97
DAPHNE        AL 36526    1                  06/21/04           04
0438062887                05                 08/01/04           25.0000
1127604                   O                  07/01/34
0

9150523       Q14/G02     F                  48,450.00          ZZ
                          360                48,409.30          1
                          6.8750             318.28             95
                          6.6250             318.28
INDEPENDENCE  MO 64053    1                  06/22/04           01
0438061756                05                 08/01/04           30.0000
0000420542                O                  07/01/34
0

9150887       P01/G02     F                  50,000.00          ZZ
                          360                49,956.95          1
                          6.7500             324.30             39
                          6.5000             324.30
SLINGERLANDS  NY 12159    5                  06/23/04           00
0438061772                07                 08/01/04           0.0000
04001749                  O                  07/01/34
0

9150891       H93/G02     F                  82,735.00          ZZ
                          360                82,612.01          1
                          6.6250             529.76             80
                          6.3750             529.76
KANSAS CITY   MO 64155    1                  06/25/04           00
0438052748                05                 08/01/04           0.0000
2004000479                O                  07/01/34
0

9151121       Q30/G02     F                  148,000.00         ZZ
                          360                147,867.08         2
                          6.6250             947.67             80
                          6.3750             947.67
HAMDEN        CT 06518    1                  06/21/04           00
0438053043                05                 08/01/04           0.0000
32019516                  O                  07/01/34
0

9151279       Y21/G02     F                  610,200.00         ZZ
                          360                607,633.24         1
                          5.7500             3560.97            90
                          5.5000             3560.97
THOUSAND OAKS CA 91362    1                  03/09/04           04
0438052227                05                 05/01/04           25.0000
204129591                 O                  04/01/34
0

9151363       E22/G02     F                  43,000.00          ZZ
                          360                42,961.13          1
                          6.5000             271.79             11
                          6.2500             271.79
NUTLEY        NJ 07110    5                  06/22/04           00
0421000530                05                 08/01/04           0.0000
0421000530                O                  07/01/34
0

9151395       E22/G02     F                  241,500.00         ZZ
                          360                241,281.69         1
                          6.5000             1526.44            70
                          6.2500             1526.44
ANTHEM        AZ 85086    1                  06/21/04           00
0421020140                03                 08/01/04           0.0000
0421020140                O                  07/01/34
0

9151417       E22/G02     F                  73,600.00          TX
                          360                73,536.63          1
                          6.7500             477.37             80
                          6.5000             477.37
GRANBURY      TX 76049    5                  06/22/04           00
0421034760                05                 08/01/04           0.0000
0421034760                O                  07/01/34
0

9151439       E22/G02     F                  182,000.00         TX
                          360                181,835.47         1
                          6.5000             1150.36            70
                          6.2500             1150.36
PLANO         TX 75023    5                  06/23/04           00
0421045212                05                 08/01/04           0.0000
0421045212                O                  07/01/34
0

9151545       E22/G02     F                  61,700.00          ZZ
                          360                61,644.22          1
                          6.5000             389.99             59
                          6.2500             389.99
BIRMINGHAM    AL 35206    5                  06/22/04           00
0421073149                05                 08/01/04           0.0000
0421073149                O                  07/01/34
0

9151565       E22/G02     F                  185,400.00         ZZ
                          360                185,251.74         1
                          7.1250             1249.07            90
                          6.8750             1249.07
NEWARK        NJ 07107    1                  06/28/04           10
0421081720                05                 08/01/04           30.0000
0421081720                O                  07/01/34
0

9151571       E22/G02     F                  103,000.00         TX
                          360                102,906.89         1
                          6.5000             651.03             79
                          6.2500             651.03
SUGAR LAND    TX 77478    5                  06/18/04           00
0421089780                03                 08/01/04           0.0000
0421089780                O                  07/01/34
0

9151715       E22/G02     F                  311,000.00         ZZ
                          360                310,711.95         1
                          6.3750             1940.24            80
                          6.1250             1940.24
CHINO         CA 91710    5                  06/18/04           00
0421149428                05                 08/01/04           0.0000
0421149428                O                  07/01/34
0

9151793       E82/G02     F                  235,000.00         ZZ
                          360                234,792.67         1
                          6.6250             1504.73            79
                          6.3750             1504.73
NORTH LAS VEGANV 89031    5                  06/25/04           00
0401002035                05                 08/01/04           0.0000
0401002035                O                  07/01/34
0

9151795       E22/G02     F                  298,000.00         ZZ
                          360                297,743.43         1
                          6.7500             1932.82            80
                          6.5000             1932.82
BOTHELL       WA 98012    1                  06/23/04           00
0420891459                03                 08/01/04           0.0000
0420891459                O                  07/01/34
0

9151819       E22/G02     F                  94,160.00          ZZ
                          360                92,887.53          1
                          6.2500             579.76             80
                          6.0000             579.76
KAUFMAN       TX 75142    1                  06/28/04           00
0420903387                05                 08/01/04           0.0000
0420903387                O                  07/01/34
0

9151825       E82/G02     F                  118,900.00         ZZ
                          360                118,792.51         1
                          6.5000             751.53             41
                          6.2500             751.53
CERRITOS      CA 90703    2                  06/23/04           00
0401000013                01                 08/01/04           0.0000
0401000013                O                  07/01/34
0

9151849       E82/G02     F                  220,000.00         ZZ
                          360                219,737.50         1
                          6.7500             1426.92            77
                          6.5000             1426.92
MARCO ISLAND  FL 34145    5                  06/23/04           00
0400994539                05                 08/01/04           0.0000
0400994539                O                  07/01/34
0

9151963       E22/G02     F                  248,000.00         ZZ
                          360                247,770.30         1
                          6.3750             1547.20            80
                          6.1250             1547.20
MORRIS        AL 35116    2                  06/28/04           00
0420998445                05                 08/01/04           0.0000
0420998445                O                  07/01/34
0

9152181       E22/G02     F                  78,300.00          ZZ
                          360                78,234.21          1
                          6.8750             514.38             90
                          6.6250             514.38
BUDA          TX 78610    1                  06/28/04           10
0421185703                05                 08/01/04           25.0000
0421185703                N                  07/01/34
0

9152235       E22/G02     F                  304,000.00         TX
                          360                303,744.61         1
                          6.8750             1997.06            80
                          6.6250             1997.06
PLANO         TX 75023    5                  06/22/04           00
0421207416                05                 08/01/04           0.0000
0421207416                O                  07/01/34
0

9152333       E22/G02     F                  51,300.00          ZZ
                          360                51,253.63          1
                          6.5000             324.25             90
                          6.2500             324.25
MURCHISON     TX 75778    1                  06/28/04           01
0421306390                03                 08/01/04           25.0000
0421306390                O                  07/01/34
0

9152337       Y69/G02     F                  174,500.00         ZZ
                          360                174,338.37         1
                          6.3750             1088.66            72
                          6.1250             1088.66
SACRAMENTO    CA 95833    5                  06/07/04           00
0438064800                09                 08/01/04           0.0000
1020006696                O                  07/01/34
0

9152889       L20/G02     F                  173,600.00         ZZ
                          360                173,450.53         1
                          6.7500             1125.97            80
                          6.5000             1125.97
SOUTH WEBER   UT 84405    1                  06/28/04           00
0438056384                05                 08/01/04           0.0000
1061140031                O                  07/01/34
0

9153131       U05/G02     F                  78,000.00          TX
                          360                77,936.06          1
                          7.0000             518.94             63
                          6.7500             518.94
BAYTOWN       TX 77520    5                  06/22/04           00
0438059776                05                 08/01/04           0.0000
3000636730                O                  07/01/34
0

9153239       Y12/G02     F                  469,600.00         ZZ
                          360                468,706.52         1
                          6.2500             2891.41            80
                          6.0000             2891.41
HUNTINGDON VALPA 19006    1                  05/17/04           00
0438084600                05                 07/01/04           0.0000
56682                     O                  06/01/34
0

9153255       N34/G02     F                  137,000.00         ZZ
                          360                136,876.15         1
                          6.5000             865.93             90
                          6.2500             865.93
PALOS HILLS   IL 60465    5                  06/22/04           10
0438064487                01                 08/01/04           25.0000
886983                    O                  07/01/34
0

9153761       E22/G02     F                  488,000.00         ZZ
                          360                487,558.84         1
                          6.5000             3084.49            80
                          6.2500             3084.49
CHARLESTON    SC 29418    1                  06/29/04           00
0420975286                05                 08/01/04           0.0000
0420975286                O                  07/01/34
0

9153847       E22/G02     F                  300,000.00         ZZ
                          360                299,728.80         4
                          6.5000             1896.20            89
                          6.2500             1896.20
CHICO         CA 95928    1                  06/15/04           01
0421046236                05                 08/01/04           25.0000
0421046236                O                  07/01/34
0

9154035       E22/G02     F                  330,000.00         ZZ
                          360                329,715.88         1
                          6.7500             2140.37            80
                          6.5000             2140.37
MIAMI         FL 33156    5                  06/24/04           00
0421099664                05                 08/01/04           0.0000
0421099664                O                  07/01/34
0

9154137       E22/G02     F                  256,000.00         ZZ
                          360                255,779.59         1
                          6.7500             1660.41            80
                          6.5000             1660.41
PATCHOGUE     NY 11772    5                  06/24/04           00
0421142415                05                 08/01/04           0.0000
0421142415                O                  07/01/34
0

9154141       E22/G02     F                  108,000.00         ZZ
                          240                107,786.31         1
                          6.7500             821.19             50
                          6.5000             821.19
SUNNY ISLES   FL 33160    5                  06/24/04           00
0421142894                08                 08/01/04           0.0000
0421142894                O                  07/01/24
0

9154145       E22/G02     F                  224,955.00         ZZ
                          360                224,741.55         1
                          6.2500             1385.09            90
                          6.0000             1385.09
LYNNWOOD      WA 98037    1                  06/23/04           04
0421146606                01                 08/01/04           25.0000
0421146606                O                  07/01/34
0

9154275       E22/G02     F                  73,800.00          ZZ
                          360                73,743.84          1
                          7.3750             509.72             90
                          7.1250             509.72
HOUSTON       TX 77088    1                  06/25/04           04
0421213448                03                 08/01/04           25.0000
0421213448                O                  07/01/34
0

9154289       E22/G02     F                  180,000.00         TX
                          360                179,848.78         1
                          6.8750             1182.47            80
                          6.6250             1182.47
HOUSTON       TX 77096    5                  06/24/04           00
0421229162                03                 08/01/04           0.0000
0421229162                O                  07/01/34
0

9154313       E22/G02     F                  313,000.00         ZZ
                          360                312,737.04         2
                          6.8750             2056.19            63
                          6.6250             2056.19
SUMMIT        NJ 07901    5                  06/24/04           00
0421253782                05                 08/01/04           0.0000
0421253782                O                  07/01/34
0

9154367       E22/G02     F                  276,000.00         ZZ
                          360                275,768.13         1
                          6.8750             1813.12            78
                          6.6250             1813.12
GIBSONIA      PA 15044    5                  06/24/04           00
0421282971                05                 08/01/04           0.0000
0421282971                O                  07/01/34
0

9154925       Q14/G02     F                  48,000.00          ZZ
                          360                47,956.61          1
                          6.5000             303.39             79
                          6.2500             303.39
NEW HARTFORD  IA 50660    5                  06/24/04           00
0438060964                05                 08/01/04           0.0000
0000420357                O                  07/01/34
0

9155321       624/G02     F                  244,000.00         ZZ
                          360                243,535.76         1
                          6.2500             1502.35            80
                          6.0000             1502.35
LOMPOC        CA 93436    5                  05/11/04           00
0438057879                09                 07/01/04           0.0000
1000056518                O                  06/01/34
0

9155567       U85/G02     F                  76,800.00          ZZ
                          360                76,732.24          1
                          6.6250             491.76             80
                          6.3750             491.76
COLUMBUS      OH 43219    2                  06/18/04           00
0438059875                05                 08/01/04           0.0000
1012081                   O                  07/01/34
0

9155601       144/144     F                  624,000.00         T
                          360                622,693.90         1
                          5.7500             3641.49            65
                          5.5000             3641.49
NORTH SEA     NY 11968    5                  05/14/04           00
160754184                 05                 07/01/04           0.0000
160754184                 O                  06/01/34
0

9155803       E22/G02     F                  220,500.00         ZZ
                          360                220,310.15         1
                          6.7500             1430.16            75
                          6.5000             1430.16
FARMINGVILLE  NY 11738    5                  06/25/04           00
0420830200                05                 08/01/04           0.0000
0420830200                O                  07/01/34
0

9155873       E22/G02     F                  77,400.00          ZZ
                          360                77,333.37          1
                          6.7500             502.01             90
                          6.5000             502.01
BAKERSFIELD   CA 93308    1                  06/23/04           04
0420994220                05                 08/01/04           25.0000
0420994220                N                  07/01/34
0

9155889       E22/G02     F                  420,000.00         ZZ
                          360                419,611.00         1
                          6.3750             2620.25            61
                          6.1250             2620.25
SAN FRANCISCO CA 94122    1                  06/28/04           00
0421035908                05                 08/01/04           0.0000
0421035908                O                  07/01/34
0

9156039       E22/G02     F                  97,150.00          ZZ
                          360                97,070.37          4
                          7.0000             646.34             90
                          6.7500             646.34
FORT WAYNE    IN 46808    1                  07/01/04           01
0421114695                05                 08/01/04           25.0000
0421114695                O                  07/01/34
0

9156045       E22/G02     F                  88,000.00          TX
                          360                87,922.36          1
                          6.6250             563.47             71
                          6.3750             563.47
SAN ANTONIO   TX 78249    5                  06/25/04           00
0420731002                03                 08/01/04           0.0000
0420731002                O                  07/01/34
0

9156091       E22/G02     F                  70,400.00          ZZ
                          360                70,340.85          1
                          6.8750             462.48             80
                          6.6250             462.48
SAN ANTONIO   TX 78247    1                  07/01/04           00
0421171349                03                 08/01/04           0.0000
0421171349                N                  07/01/34
0

9156107       E22/G02     F                  59,200.00          ZZ
                          360                59,152.66          1
                          7.1250             398.84             73
                          6.8750             398.84
SOUTH BEND    IN 46613    2                  07/01/04           00
0421185414                05                 08/01/04           0.0000
0421185414                N                  07/01/34
0

9156111       E22/G02     F                  46,400.00          ZZ
                          360                46,364.70          1
                          7.3750             320.47             67
                          7.1250             320.47
SOUTH BEND    IN 46628    2                  07/01/04           00
0421189424                05                 08/01/04           0.0000
0421189424                N                  07/01/34
0

9156225       E22/G02     F                  182,000.00         ZZ
                          360                181,835.47         4
                          6.5000             1150.36            80
                          6.2500             1150.36
LIBERTY       MO 64068    1                  07/01/04           00
0421250762                05                 08/01/04           0.0000
0421250762                N                  07/01/34
0

9156273       E22/G02     F                  290,000.00         ZZ
                          360                289,585.08         1
                          6.5000             1833.00            67
                          6.2500             1833.00
SANTA ANA     CA 92703    5                  06/25/04           00
0421304585                05                 08/01/04           0.0000
0421304585                O                  07/01/34
0

9156327       E22/G02     F                  336,000.00         ZZ
                          360                335,703.56         2
                          6.6250             2151.44            80
                          6.3750             2151.44
LAWNDALE      CA 90260    5                  06/25/04           00
0421099722                05                 08/01/04           0.0000
0421099722                O                  07/01/34
0

9156357       E22/G02     F                  81,200.00          ZZ
                          360                81,131.78          1
                          6.8750             533.43             80
                          6.6250             533.43
COLUMBUS      OH 43227    5                  06/25/04           00
0421140781                05                 08/01/04           0.0000
0421140781                O                  07/01/34
0

9156375       E22/G02     F                  180,000.00         TX
                          360                179,852.46         1
                          7.0000             1197.54            80
                          6.7500             1197.54
MIDLOTHIAN    TX 76065    5                  06/25/04           00
0421146820                05                 08/01/04           0.0000
0421146820                O                  07/01/34
0

9156409       E22/G02     F                  153,000.00         ZZ
                          360                152,865.01         1
                          6.6250             979.68             90
                          6.3750             979.68
MIAMI         FL 33126    5                  06/25/04           01
0421195264                01                 08/01/04           25.0000
0421195264                O                  07/01/34
0

9156535       E22/G02     F                  54,000.00          ZZ
                          360                53,958.91          1
                          7.3750             372.96             78
                          7.1250             372.96
DALLAS        TX 75232    5                  06/30/04           00
0421324252                05                 08/01/04           0.0000
0421324252                N                  07/01/34
0

9156579       E22/G02     F                  82,000.00          ZZ
                          240                81,837.75          1
                          6.7500             623.50             79
                          6.5000             623.50
LOUISVILLE    KY 40213    2                  06/25/04           00
0421286436                05                 08/01/04           0.0000
0421286436                O                  07/01/24
0

9156625       E22/G02     F                  171,000.00         ZZ
                          240                170,651.32         1
                          6.5000             1274.93            75
                          6.2500             1274.93
LITTLE EGG HARNJ 08087    5                  06/25/04           00
0420476335                05                 08/01/04           0.0000
0420476335                O                  07/01/24
0

9156675       E22/G02     F                  256,000.00         TX
                          360                255,768.58         1
                          6.5000             1618.09            80
                          6.2500             1618.09
ARLINGTON     TX 76012    5                  06/25/04           00
0420919847                05                 08/01/04           0.0000
0420919847                O                  07/01/34
0

9156709       A46/G02     F                  203,500.00         ZZ
                          360                203,033.19         1
                          7.0000             1353.89            80
                          6.7500             1353.89
HITCHOCK      TX 77563    1                  06/24/04           00
0438061251                05                 08/01/04           0.0000
0282500                   O                  07/01/34
0

9156777       E22/G02     F                  115,000.00         ZZ
                          360                114,920.86         3
                          7.8750             833.83             58
                          7.6250             833.83
NEWARK        NJ 07101    5                  06/25/04           00
0421079740                05                 08/01/04           0.0000
0421079740                O                  07/01/34
0

9156801       E22/G02     F                  70,300.00          ZZ
                          360                70,249.12          1
                          7.6250             497.58             95
                          7.3750             497.58
GRAYSVILLE    AL 35073    5                  06/25/04           10
0421126624                05                 08/01/04           30.0000
0421126624                O                  07/01/34
0

9156803       E22/G02     F                  235,000.00         ZZ
                          360                234,816.68         1
                          7.2500             1603.11            98
                          7.0000             1603.11
WOLCOTT       CT 06716    2                  06/25/04           10
0421127127                05                 08/01/04           35.0000
0421127127                O                  07/01/34
0

9156811       E22/G02     F                  225,000.00         ZZ
                          360                224,815.57         4
                          7.0000             1496.93            78
                          6.7500             1496.93
RIVERDALE     GA 30274    2                  06/30/04           00
0421131723                05                 08/01/04           0.0000
0421131723                N                  07/01/34
0

9156813       E22/G02     F                  213,000.00         ZZ
                          360                212,802.72         1
                          6.3750             1328.84            52
                          6.1250             1328.84
SCOTTSDALE    AZ 85255    2                  06/24/04           00
0421131996                03                 08/01/04           0.0000
0421131996                O                  07/01/34
0

9156843       E22/G02     F                  144,000.00         ZZ
                          360                143,881.96         1
                          7.0000             958.04             80
                          6.7500             958.04
STOCKTON      CA 95215    5                  06/14/04           00
0421137092                05                 08/01/04           0.0000
0421137092                O                  07/01/34
0

9156851       E22/G02     F                  270,000.00         ZZ
                          360                269,749.93         1
                          6.3750             1684.45            45
                          6.1250             1684.45
OCRACOKE      NC 27960    5                  06/25/04           00
0421169491                05                 08/01/04           0.0000
0421169491                O                  07/01/34
0

9156861       E22/G02     F                  77,370.00          ZZ
                          360                77,316.75          3
                          7.8750             560.99             95
                          7.6250             560.99
DETROIT       MI 48209    1                  06/30/04           01
0421170614                05                 08/01/04           30.0000
0421170614                O                  07/01/34
0

9157011       E22/G02     F                  200,000.00         ZZ
                          360                199,819.19         1
                          6.5000             1264.14            74
                          6.2500             1264.14
BROOKFIELD    IL 60513    1                  06/30/04           00
0421204322                05                 08/01/04           0.0000
0421204322                O                  07/01/34
0

9157019       E22/G02     F                  260,000.00         ZZ
                          360                259,770.61         1
                          6.6250             1664.81            80
                          6.3750             1664.81
SACRAMENTO    CA 95826    5                  06/24/04           00
0421206657                05                 08/01/04           0.0000
0421206657                O                  07/01/34
0

9157033       E22/G02     F                  61,750.00          ZZ
                          360                61,698.13          1
                          6.8750             405.65             95
                          6.6250             405.65
VIRGINIA BEACHVA 23451    1                  06/30/04           10
0421209065                01                 08/01/04           30.0000
0421209065                O                  07/01/34
0

9157037       E22/G02     F                  81,000.00          ZZ
                          360                80,933.60          1
                          7.0000             538.90             75
                          6.7500             538.90
SPRING        TX 77373    1                  06/30/04           00
0421225590                03                 08/01/04           0.0000
0421225590                N                  07/01/34
0

9157041       E22/G02     F                  196,000.00         ZZ
                          360                195,839.34         3
                          7.0000             1303.99            79
                          6.7500             1303.99
RIVERDALE     GA 30296    2                  06/30/04           00
0421228222                05                 08/01/04           0.0000
0421228222                N                  07/01/34
0

9157045       E22/G02     F                  448,000.00         ZZ
                          360                447,604.74         1
                          6.6250             2868.59            80
                          6.3750             2868.59
SAN MATEO     CA 94401    1                  06/21/04           00
0421231002                05                 08/01/04           0.0000
0421231002                O                  07/01/34
0

9157115       E22/G02     F                  184,500.00         ZZ
                          360                184,341.15         1
                          6.7500             1196.66            90
                          6.5000             1196.66
REDMOND       OR 97756    1                  06/28/04           10
0421300864                05                 08/01/04           25.0000
0421300864                O                  07/01/34
0

9157135       E22/G02     F                  88,125.00          ZZ
                          360                88,050.96          1
                          6.8750             578.92             75
                          6.6250             578.92
CEDAR CREEK   TX 78612    1                  06/30/04           00
0421309998                05                 08/01/04           0.0000
0421309998                N                  07/01/34
0

9158735       253/253     F                  422,500.00         TX
                          360                422,108.67         1
                          6.3750             2635.86            69
                          6.1250             2635.86
ARLINGTON     TX 76016    5                  06/22/04           00
355897                    03                 08/01/04           0.0000
355897                    O                  07/01/34
0

9160167       M37/G02     F                  193,500.00         ZZ
                          360                193,341.39         3
                          7.0000             1287.36            90
                          6.7500             1287.36
TEMPE         AZ 85282    1                  06/24/04           04
0438063463                05                 08/01/04           25.0000
619259                    O                  07/01/34
0

9160335       E82/G02     F                  76,000.00          ZZ
                          360                75,936.15          1
                          6.8750             499.27             88
                          6.6250             499.27
GULFPORT      MS 39503    2                  06/25/04           04
0400999686                05                 08/01/04           25.0000
0400999686                N                  07/01/34
0

9160457       P01/G02     F                  112,950.00         ZZ
                          360                112,859.67         1
                          7.1250             760.97             90
                          6.8750             760.97
ATHENS        NY 12015    1                  06/25/04           10
0438063570                05                 08/01/04           25.0000
01                        O                  07/01/34
0

9160617       Q31/G02     F                  220,000.00         T
                          360                219,815.17         1
                          6.8750             1445.25            75
                          6.6250             1445.25
CARSON        CA 90745    5                  06/24/04           00
0438061830                01                 08/01/04           0.0000
HS912306                  O                  07/01/34
0

9161091       E22/G02     F                  561,000.00         ZZ
                          360                560,414.29         1
                          5.7500             3273.84            72
                          5.5000             3273.84
SUNNYVALE     CA 94087    5                  06/28/04           00
0420513715                05                 08/01/04           0.0000
0420513715                O                  07/01/34
0

9161121       E22/G02     F                  109,250.00         ZZ
                          360                109,164.77         1
                          7.2500             745.28             95
                          7.0000             745.28
BELDEN        MS 38826    2                  06/28/04           01
0420837304                05                 08/01/04           30.0000
0420837304                O                  07/01/34
0

9161201       E22/G02     F                  73,387.50          ZZ
                          360                73,387.50          1
                          6.8750             482.10             95
                          6.6250             482.10
WIMBERLEY     TX 78676    1                  06/30/04           01
0421009598                09                 09/01/04           30.0000
0421009598                O                  08/01/34
0

9161253       E22/G02     F                  185,000.00         ZZ
                          360                184,836.77         1
                          6.6250             1184.58            78
                          6.3750             1184.58
STERLING      MI 48659    5                  06/30/04           00
0421101312                05                 08/01/04           0.0000
0421101312                O                  07/01/34
0

9161301       E22/G02     F                  81,000.00          ZZ
                          360                80,930.27          1
                          6.7500             525.36             78
                          6.5000             525.36
ARLINGTON     TX 76017    2                  06/28/04           00
0421132051                05                 08/01/04           0.0000
0421132051                O                  07/01/34
0

9161315       E22/G02     F                  320,000.00         ZZ
                          360                319,710.71         1
                          6.5000             2022.62            76
                          6.2500             2022.62
EUGENE        OR 97401    5                  06/25/04           00
0421136409                05                 08/01/04           0.0000
0421136409                O                  07/01/34
0

9161473       E22/G02     F                  171,200.00         ZZ
                          360                171,200.00         1
                          6.6250             1096.21            80
                          6.3750             1096.21
TRAVERSE CITY MI 49684    5                  06/29/04           00
0421167651                05                 09/01/04           0.0000
0421167651                O                  08/01/34
0

9161483       E22/G02     F                  50,400.00          ZZ
                          360                50,358.69          1
                          7.0000             335.31             90
                          6.7500             335.31
PAINSVILLE    OH 44077    1                  07/02/04           04
0421172446                05                 08/01/04           25.0000
0421172446                N                  07/01/34
0

9161549       E22/G02     F                  78,750.00          ZZ
                          360                78,688.57          1
                          7.2500             537.21             75
                          7.0000             537.21
COALINGA      CA 93210    1                  06/24/04           00
0421216243                05                 08/01/04           0.0000
0421216243                N                  07/01/34
0

9161581       E22/G02     F                  366,000.00         ZZ
                          360                365,661.02         1
                          6.3750             2283.36            49
                          6.1250             2283.36
ENCINITAS     CA 92024    5                  06/25/04           00
0421237314                05                 08/01/04           0.0000
0421237314                O                  07/01/34
0

9161621       E22/G02     F                  184,000.00         ZZ
                          360                183,825.41         1
                          6.2500             1132.92            80
                          6.0000             1132.92
COMMERCE TOWNSMI 48382    5                  06/28/04           00
0421261603                05                 08/01/04           0.0000
0421261603                O                  07/01/34
0

9161635       E22/G02     F                  55,800.00          ZZ
                          360                55,800.00          1
                          6.8750             366.57             90
                          6.6250             366.57
SLIDELL       LA 70460    1                  07/02/04           10
0421276221                05                 09/01/04           30.0000
0421276221                O                  08/01/34
0

9162085       U85/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.5000             559.37             80
                          7.2500             559.37
AVON          IN 46123    5                  06/30/04           00
0438062861                01                 09/01/04           0.0000
TQS78INDY                 O                  08/01/34
0

9162531       K15/G02     F                  85,000.00          TX
                          360                84,926.82          1
                          6.7500             551.31             74
                          6.5000             551.31
MATHIS        TX 78368    5                  06/25/04           00
0438071508                05                 08/01/04           0.0000
019405521495              O                  07/01/34
0

9162961       A35/G02     F                  109,000.00         ZZ
                          360                108,910.65         1
                          7.0000             725.18             95
                          6.7500             725.18
LAS VEGAS     NV 89121    5                  06/25/04           01
0438077752                01                 08/01/04           30.0000
20494                     O                  07/01/34
0

9163805       144/144     F                  198,300.00         ZZ
                          360                198,116.34         1
                          6.3750             1237.13            80
                          6.1250             1237.13
NEW PALTZ     NY 12561    1                  06/28/04           00
160757104                 05                 08/01/04           0.0000
160757104                 O                  07/01/34
0

9163843       T23/G02     F                  75,800.00          ZZ
                          360                75,746.50          1
                          7.7500             543.04             95
                          7.5000             543.04
WILLARD       OH 44890    5                  06/25/04           10
0438071516                05                 08/01/04           30.0000
7632                      O                  07/01/34
0

9164119       M37/G02     F                  74,500.00          ZZ
                          360                74,435.85          1
                          6.7500             483.21             50
                          6.5000             483.21
MESA          AZ 85213    1                  06/25/04           00
0438069759                03                 08/01/04           0.0000
619350                    O                  07/01/34
0

9164295       952/G02     F                  305,000.00         ZZ
                          360                304,730.90         2
                          6.6250             1952.95            60
                          6.3750             1952.95
GLENDALE      NY 11385    5                  06/15/04           00
0438077844                05                 08/01/04           0.0000
04033453                  O                  07/01/34
0

9164409       H93/G02     F                  271,200.00         ZZ
                          360                270,672.16         1
                          6.8750             1781.59            79
                          6.6250             1781.59
LENEXA        KS 66219    2                  06/28/04           00
0438071433                03                 08/01/04           0.0000
2004000473                O                  07/01/34
0

9165199       313/G02     F                  177,300.00         ZZ
                          360                177,154.66         4
                          7.0000             1179.59            90
                          6.7500             1179.59
NORTH CHARLESTSC 29420    1                  06/11/04           28
0438093783                05                 08/01/04           25.0000
10236214                  N                  07/01/34
0

9165369       E22/G02     F                  87,550.00          ZZ
                          360                87,485.03          4
                          7.5000             612.16             85
                          7.2500             612.16
TEXAS CITY    TX 77590    1                  07/01/04           01
0421320706                05                 08/01/04           20.0000
0421320706                N                  07/01/34
0

9165373       E22/G02     F                  200,000.00         ZZ
                          360                199,819.19         1
                          6.5000             1264.14            77
                          6.2500             1264.14
FLORENCE      OR 97439    1                  06/02/04           00
0420289886                05                 08/01/04           0.0000
0420289886                O                  07/01/34
0

9165423       E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.0000             585.47             80
                          6.7500             585.47
COLOMA        MI 49038    5                  07/06/04           00
0421064734                05                 09/01/04           0.0000
0421064734                N                  08/01/34
0

9165437       E22/G02     F                  436,000.00         ZZ
                          360                435,605.85         1
                          6.5000             2755.82            80
                          6.2500             2755.82
CONCORD       CA 94521    2                  06/24/04           00
0421087503                05                 08/01/04           0.0000
0421087503                O                  07/01/34
0

9165461       E22/G02     F                  73,600.00          ZZ
                          360                73,600.00          1
                          6.8750             483.50             80
                          6.6250             483.50
BIRMINGHAM    AL 35215    5                  06/30/04           00
0421175753                05                 09/01/04           0.0000
0421175753                O                  08/01/34
0

9165575       E22/G02     F                  85,425.00          ZZ
                          360                85,353.23          1
                          6.8750             561.18             75
                          6.6250             561.18
ALBUQUERQUE   NM 87123    1                  06/29/04           00
0421261918                03                 08/01/04           0.0000
0421261918                N                  07/01/34
0

9165695       E22/G02     F                  65,700.00          ZZ
                          360                65,644.81          1
                          6.8750             431.60             90
                          6.6250             431.60
LOUISVILLE    KY 40215    1                  07/06/04           10
0421114471                05                 08/01/04           25.0000
0421114471                N                  07/01/34
0

9165701       E22/G02     F                  61,200.00          ZZ
                          360                61,200.00          2
                          6.8750             402.04             90
                          6.6250             402.04
PITTSBURGH    PA 15224    1                  07/06/04           10
0421116427                05                 09/01/04           25.0000
0421116427                N                  08/01/34
0

9165715       E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         4
                          6.8750             1300.72            75
                          6.6250             1300.72
JONESBORO     GA 30238    5                  06/29/04           00
0421125121                05                 09/01/04           0.0000
0421125121                O                  08/01/34
0

9165737       E22/G02     F                  216,000.00         ZZ
                          360                216,000.00         4
                          7.2500             1473.50            90
                          7.0000             1473.50
KENNER        LA 70065    1                  07/06/04           04
0420866527                05                 09/01/04           25.0000
0420866527                N                  08/01/34
0

9167121       P09/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          6.5000             1213.57            68
                          6.2500             1213.57
GLENN DALE    MD 20769    5                  07/02/04           00
0438084170                05                 09/01/04           0.0000
1104062                   O                  08/01/34
0

9167695       U85/G02     F                  80,750.00          ZZ
                          360                80,750.00          1
                          7.1250             544.03             85
                          6.8750             544.03
CAMANCHE      IA 52730    5                  07/02/04           11
0438077364                05                 09/01/04           12.0000
TQSDYKEMA                 O                  08/01/34
0

9168237       D03/D03     F                  380,000.00         ZZ
                          360                380,000.00         1
                          6.6250             2433.18            28
                          6.3750             2433.18
WALNUT CREEK  CA 94598    5                  06/25/04           00
1040004598                05                 09/01/04           0.0000
1040004598                O                  08/01/34
0

9168327       A68/G02     F                  182,000.00         TX
                          360                181,831.44         1
                          6.3750             1135.44            70
                          6.1250             1135.44
DALLAS        TX 75214    5                  06/29/04           00
0438080202                05                 08/01/04           0.0000
2001102127                O                  07/01/34
0

9168443       E47/G02     F                  62,100.00          ZZ
                          360                62,056.17          1
                          7.7500             444.89             90
                          7.5000             444.89
SAN ANTONIO   TX 78209    1                  06/25/04           10
0438076754                05                 08/01/04           25.0000
7328012376                N                  07/01/34
0

9168481       S64/G02     F                  76,000.00          ZZ
                          360                75,947.70          1
                          7.8750             551.05             80
                          7.6250             551.05
AUBURN        IN 46706    1                  06/30/04           00
0438077232                05                 08/01/04           0.0000
99405003                  O                  07/01/34
0

9168729       E22/G02     F                  257,000.00         ZZ
                          360                256,767.67         1
                          6.5000             1624.41            54
                          6.2500             1624.41
RANCHO CUCAMONCA 91701    5                  06/25/04           00
0421032558                05                 08/01/04           0.0000
0421032558                O                  07/01/34
0

9168761       E22/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.5000             3160.34            72
                          6.2500             3160.34
VALLEY SPRINGSCA 95252    2                  06/28/04           00
0421041203                05                 09/01/04           0.0000
0421041203                O                  08/01/34
0

9168809       E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         4
                          6.7500             882.09             80
                          6.5000             882.09
AUBURN        ME 04210    5                  07/01/04           00
0421135138                05                 09/01/04           0.0000
0421135138                O                  08/01/34
0

9168817       E22/G02     F                  220,475.00         ZZ
                          360                220,280.48         1
                          6.6250             1411.73            90
                          6.3750             1411.73
CHICO         CA 95973    5                  06/25/04           01
0421144791                05                 08/01/04           25.0000
0421144791                O                  07/01/34
0

9168921       E22/G02     F                  83,200.00          ZZ
                          360                83,200.00          1
                          6.3750             519.06             80
                          6.1250             519.06
BAKERSFIELD   CA 93309    1                  07/01/04           00
0421289471                01                 09/01/04           0.0000
0421289471                N                  08/01/34
0

9168927       E22/G02     F                  339,500.00         ZZ
                          360                339,500.00         1
                          6.3750             2118.04            78
                          6.1250             2118.04
CERES         CA 95307    1                  07/02/04           00
0421298878                05                 09/01/04           0.0000
0421298878                O                  08/01/34
0

9168995       E22/G02     F                  60,500.00          ZZ
                          360                60,500.00          1
                          6.3750             377.44             24
                          6.1250             377.44
RIO RANCHO    NM 87144    2                  07/01/04           00
0421252602                05                 09/01/04           0.0000
0421252602                O                  08/01/34
0

9169003       E22/G02     F                  62,000.00          ZZ
                          360                62,000.00          1
                          6.3750             386.80             80
                          6.1250             386.80
AUSTIN        TX 78705    1                  07/02/04           00
0421263237                01                 09/01/04           0.0000
0421263237                N                  08/01/34
0

9169033       E22/G02     F                  100,000.00         ZZ
                          360                99,909.60          1
                          6.5000             632.07             80
                          6.2500             632.07
VIRGINIA BEACHVA 23455    5                  07/01/04           00
0421184862                07                 08/01/04           0.0000
0421184862                O                  07/01/34
0

9169163       E22/G02     F                  57,000.00          ZZ
                          360                56,947.20          1
                          6.3750             355.61             28
                          6.1250             355.61
TAMARAC       FL 33321    2                  07/01/04           00
0421179284                03                 08/01/04           0.0000
0421179284                O                  07/01/34
0

9169179       E22/G02     F                  280,000.00         TX
                          360                280,000.00         1
                          6.6250             1792.87            66
                          6.3750             1792.87
MARBLE FALLS  TX 78654    5                  07/01/04           00
0421184151                03                 09/01/04           0.0000
0421184151                O                  08/01/34
0

9170579       U05/G02     F                  188,900.00         ZZ
                          360                188,733.34         1
                          6.6250             1209.55            80
                          6.3750             1209.55
NORWAY        ME 04268    5                  06/04/04           00
0438082430                05                 08/01/04           0.0000
3000630005                O                  07/01/34
0

9170849       U05/G02     F                  88,000.00          T
                          360                87,927.86          1
                          7.0000             585.47             80
                          6.7500             585.47
TEMPE         AZ 85281    1                  06/16/04           00
0438089740                01                 08/01/04           0.0000
3000637331                O                  07/01/34
0

9171121       U05/G02     F                  192,600.00         ZZ
                          360                192,250.84         1
                          6.5000             1217.36            90
                          6.2500             1217.36
FORISTELL     MO 63348    1                  06/02/04           14
0438081622                05                 07/01/04           25.0000
3000631440                O                  06/01/34
0

9171197       U05/G02     F                  188,000.00         ZZ
                          360                187,830.04         1
                          6.5000             1188.29            80
                          6.2500             1188.29
LAS VEGAS     NV 89104    1                  06/23/04           00
0438083669                05                 08/01/04           0.0000
3000640932                O                  07/01/34
0

9171227       U05/G02     F                  192,000.00         ZZ
                          360                191,826.43         1
                          6.5000             1213.57            80
                          6.2500             1213.57
SEBASTIAN     FL 32958    1                  06/10/04           00
0438082414                05                 08/01/04           0.0000
3000635790                O                  07/01/34
0

9171243       U05/G02     F                  224,000.00         ZZ
                          360                223,797.50         1
                          6.5000             1415.83            80
                          6.2500             1415.83
VALLEY CENTER CA 92082    1                  06/18/04           00
0438087942                05                 08/01/04           0.0000
3000637894                O                  07/01/34
0

9171251       U05/G02     F                  300,000.00         ZZ
                          360                299,741.71         1
                          6.7500             1945.79            60
                          6.5000             1945.79
ORANGEVALE    CA 95662    5                  06/10/04           00
0438085185                05                 08/01/04           0.0000
3000638580                O                  07/01/34
0

9171253       U05/G02     F                  283,500.00         ZZ
                          360                283,267.62         2
                          7.0000             1886.13            70
                          6.7500             1886.13
CHICAGO       IL 60647    5                  06/15/04           00
0438086902                05                 08/01/04           0.0000
3000638868                N                  07/01/34
0

9171263       U05/G02     F                  232,000.00         ZZ
                          360                231,800.25         1
                          6.7500             1504.75            78
                          6.5000             1504.75
PLAINFIELD    IL 60544    1                  06/15/04           00
0438082836                05                 08/01/04           0.0000
3000638124                O                  07/01/34
0

9171269       U05/G02     F                  85,500.00          ZZ
                          360                85,428.17          1
                          6.8750             561.67             90
                          6.6250             561.67
SOUTH PARIS   ME 04281    1                  06/07/04           10
0438080145                05                 08/01/04           25.0000
3000631678                O                  07/01/34
0

9171293       U05/G02     F                  59,380.00          ZZ
                          360                59,272.35          1
                          6.5000             375.32             47
                          6.2500             375.32
BALTIMORE     MD 21229    5                  05/28/04           00
0438085714                05                 07/01/04           0.0000
3000625693                O                  06/01/34
0

9171301       U05/G02     F                  286,000.00         ZZ
                          360                285,741.46         1
                          6.5000             1807.71            85
                          6.2500             1807.71
GLENDALE      AZ 85308    2                  06/17/04           10
0438087926                03                 08/01/04           12.0000
3000631278                O                  07/01/34
0

9171307       U05/G02     F                  300,000.00         ZZ
                          360                299,728.80         1
                          6.5000             1896.20            75
                          6.2500             1896.20
CORONA        CA 92879    5                  06/23/04           00
0438083610                29                 08/01/04           0.0000
3000633513                O                  07/01/34
0

9171321       U05/G02     F                  202,000.00         ZZ
                          360                201,826.08         1
                          6.7500             1310.17            71
                          6.5000             1310.17
LAUDERHILL    FL 33319    5                  06/21/04           00
0438087728                05                 08/01/04           0.0000
3000637760                O                  07/01/34
0

9171325       U05/G02     F                  284,000.00         ZZ
                          360                283,755.48         1
                          6.7500             1842.02            80
                          6.5000             1842.02
BOCA RATON    FL 33432    1                  06/11/04           00
0438085706                06                 08/01/04           0.0000
3000637054                O                  07/01/34
0

9171331       U05/G02     F                  63,900.00          ZZ
                          360                63,848.90          1
                          7.1250             430.51             90
                          6.8750             430.51
BURTON        MI 48529    1                  06/15/04           14
0438087751                05                 08/01/04           30.0000
3000631752                O                  07/01/34
0

9171343       U05/G02     F                  252,000.00         ZZ
                          360                251,788.29         2
                          6.8750             1655.46            80
                          6.6250             1655.46
PORTLAND      ME 04102    1                  06/25/04           00
0438085268                05                 08/01/04           0.0000
3000635531                O                  07/01/34
0

9171507       E22/G02     F                  200,000.00         ZZ
                          360                199,843.98         3
                          7.2500             1364.35            89
                          7.0000             1364.35
CHICAGO       IL 60624    1                  07/08/04           10
0420835902                05                 08/01/04           25.0000
0420835902                N                  07/01/34
0

9171561       E22/G02     F                  33,750.00          ZZ
                          240                33,693.59          2
                          8.1250             284.93             75
                          7.8750             284.93
MONTGOMERY    AL 36104    2                  07/08/04           00
0420892564                05                 08/01/04           0.0000
0420892564                N                  07/01/24
0

9171569       E22/G02     F                  33,750.00          ZZ
                          240                33,693.59          2
                          8.1250             284.93             75
                          7.8750             284.93
MONTGOMERY    AL 36107    2                  07/08/04           00
0420917148                05                 08/01/04           0.0000
0420917148                N                  07/01/24
0

9171591       E22/G02     F                  212,000.00         ZZ
                          360                211,821.89         1
                          6.8750             1392.69            80
                          6.6250             1392.69
CATALDO       ID 83810    2                  06/10/04           00
0420964645                05                 08/01/04           0.0000
0420964645                O                  07/01/34
0

9171603       E22/G02     F                  126,000.00         ZZ
                          360                125,904.12         1
                          7.3750             870.25             90
                          7.1250             870.25
TRINITY       NC 27370    5                  07/02/04           10
0420980872                05                 08/01/04           25.0000
0420980872                O                  07/01/34
0

9171607       E22/G02     F                  44,250.00          ZZ
                          240                44,173.70          3
                          7.8750             366.69             75
                          7.6250             366.69
MONTGOMERY    AL 36107    2                  07/08/04           00
0420990830                05                 08/01/04           0.0000
0420990830                N                  07/01/24
0

9171609       E22/G02     F                  35,625.00          ZZ
                          240                35,563.57          3
                          7.8750             295.22             75
                          7.6250             295.22
MONTGOMERY    AL 36104    2                  07/08/04           00
0420994634                05                 08/01/04           0.0000
0420994634                N                  07/01/24
0

9171617       E22/G02     F                  68,000.00          ZZ
                          360                67,937.02          1
                          6.3750             424.23             80
                          6.1250             424.23
MONTPELIER    ID 83254    1                  06/30/04           00
0421028432                05                 08/01/04           0.0000
0421028432                N                  07/01/34
0

9171621       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.7500             324.30             81
                          6.5000             324.30
CLARKSVILLE   TN 37042    1                  07/08/04           01
0421043092                05                 09/01/04           20.0000
0421043092                N                  08/01/34
0

9171641       E22/G02     F                  601,000.00         ZZ
                          360                600,443.35         1
                          6.3750             3749.46            78
                          6.1250             3749.46
COSTA MESA    CA 92627    5                  06/23/04           00
0421057159                05                 08/01/04           0.0000
0421057159                O                  07/01/34
0

9171707       E22/G02     F                  180,000.00         ZZ
                          360                179,848.78         1
                          6.8750             1182.47            80
                          6.6250             1182.47
TEQUESTA      FL 33469    5                  07/02/04           00
0421095613                01                 08/01/04           0.0000
0421095613                O                  07/01/34
0

9171725       E22/G02     F                  335,500.00         ZZ
                          360                335,500.00         1
                          6.5000             2120.59            66
                          6.2500             2120.59
ALEXANDRIA    VA 22310    2                  07/02/04           00
0421125998                05                 09/01/04           0.0000
0421125998                O                  08/01/34
0

9171727       E22/G02     F                  80,900.00          ZZ
                          360                80,832.03          1
                          6.8750             531.46             90
                          6.6250             531.46
COLUMBUS      GA 31904    5                  07/02/04           10
0421127812                05                 08/01/04           25.0000
0421127812                O                  07/01/34
0

9171773       E22/G02     F                  432,000.00         ZZ
                          360                431,609.47         1
                          6.5000             2730.53            67
                          6.2500             2730.53
DANA POINT    CA 92629    5                  06/21/04           00
0421139122                03                 08/01/04           0.0000
0421139122                O                  07/01/34
0

9171783       E22/G02     F                  218,500.00         ZZ
                          360                218,311.87         1
                          6.7500             1417.19            95
                          6.5000             1417.19
CLINTON       WA 98236    5                  06/28/04           01
0421149204                05                 08/01/04           30.0000
0421149204                O                  07/01/34
0

9171983       E22/G02     F                  59,500.00          ZZ
                          360                59,500.00          1
                          6.8750             390.87             70
                          6.6250             390.87
SOUTH BEND    IN 46616    1                  07/09/04           00
0421214636                05                 09/01/04           0.0000
0421214636                O                  08/01/34
0

9171999       E22/G02     F                  348,500.00         ZZ
                          360                348,192.53         1
                          6.6250             2231.48            72
                          6.3750             2231.48
SAG HARBOR    NY 11963    5                  06/25/04           00
0421222266                05                 08/01/04           0.0000
0421222266                O                  07/01/34
0

9172705       E22/G02     F                  356,000.00         ZZ
                          360                356,000.00         1
                          6.7500             2309.01            80
                          6.5000             2309.01
GRANADA HILLS CA 91344    1                  07/02/04           00
0421268301                05                 09/01/04           0.0000
0421268301                O                  08/01/34
0

9172721       E22/G02     F                  168,300.00         ZZ
                          240                168,300.00         1
                          7.2500             1330.20            90
                          7.0000             1330.20
LEXINGTON     OH 44904    5                  07/02/04           01
0421276437                05                 09/01/04           25.0000
0421276437                O                  08/01/24
0

9172739       E22/G02     F                  62,700.00          ZZ
                          360                62,700.00          1
                          6.8750             411.89             95
                          6.6250             411.89
WINFIELD      AL 35594    5                  07/02/04           10
0421285339                05                 09/01/04           30.0000
0421285339                O                  08/01/34
0

9172765       E22/G02     F                  178,000.00         TX
                          360                178,000.00         1
                          6.7500             1154.50            80
                          6.5000             1154.50
MC KINNEY     TX 75070    5                  07/02/04           00
0421285941                03                 09/01/04           0.0000
0421285941                O                  08/01/34
0

9172831       E22/G02     F                  46,500.00          ZZ
                          240                46,419.82          3
                          7.8750             385.34             75
                          7.6250             385.34
MONTGOMERY    AL 36107    2                  07/08/04           00
0421287061                05                 08/01/04           0.0000
0421287061                N                  07/01/24
0

9172847       E22/G02     F                  172,800.00         ZZ
                          360                172,800.00         3
                          7.5000             1208.24            90
                          7.2500             1208.24
WEST PALM BEACFL 33407    1                  07/08/04           01
0421289760                05                 09/01/04           25.0000
0421289760                N                  08/01/34
0

9172865       E22/G02     F                  372,000.00         ZZ
                          360                372,000.00         1
                          6.1250             2260.31            77
                          5.8750             2260.31
GONZALES      CA 93926    5                  06/28/04           00
0421293424                05                 09/01/04           0.0000
0421293424                O                  08/01/34
0

9173051       E22/G02     F                  112,500.00         ZZ
                          360                112,390.92         1
                          6.5000             711.08             90
                          6.2500             711.08
BOISE         ID 83706    5                  07/02/04           01
0421337924                07                 08/01/04           25.0000
0421337924                O                  07/01/34
0

9173303       E22/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          6.5000             442.45             48
                          6.2500             442.45
CARSON CITY   NV 89701    1                  07/06/04           00
0421192253                09                 09/01/04           0.0000
0421192253                O                  08/01/34
0

9173317       E22/G02     F                  66,000.00          ZZ
                          360                65,941.76          1
                          6.6250             422.61             75
                          6.3750             422.61
SANFORD       FL 32773    1                  07/08/04           00
0421192519                05                 08/01/04           0.0000
0421192519                N                  07/01/34
0

9174381       H93/G02     F                  78,400.00          ZZ
                          360                78,400.00          1
                          7.1250             528.20             80
                          6.8750             528.20
KANSAS CITY   KS 66104    2                  07/08/04           00
0438091399                05                 09/01/04           0.0000
2004000494                N                  08/01/34
0

9174613       U05/G02     F                  316,000.00         ZZ
                          360                315,707.32         1
                          6.3750             1971.43            80
                          6.1250             1971.43
ARLETA AREA   CA 91331    1                  06/18/04           00
0438084063                05                 08/01/04           0.0000
3000630782                O                  07/01/34
0

9174657       U05/G02     F                  320,000.00         ZZ
                          360                319,717.67         1
                          6.6250             2049.00            73
                          6.3750             2049.00
PORT HUENEME  CA 93041    5                  06/01/04           00
0438082513                05                 08/01/04           0.0000
3000633588                O                  07/01/34
0

9174663       U05/G02     F                  67,500.00          ZZ
                          360                67,386.25          2
                          6.8750             443.43             73
                          6.6250             443.43
DETROIT       MI 48228    2                  06/04/04           00
0438088015                05                 07/01/04           0.0000
3000629038                N                  06/01/34
0

9174669       U05/G02     F                  248,550.00         ZZ
                          360                248,141.35         1
                          7.0000             1653.61            90
                          6.7500             1653.61
MIAMI         FL 33177    1                  06/03/04           04
0438088221                05                 07/01/04           25.0000
3000634777                O                  06/01/34
0

9174691       U05/G02     F                  65,000.00          ZZ
                          360                64,944.04          1
                          6.7500             421.59             37
                          6.5000             421.59
FORT LAUDERDALFL 33324    5                  06/10/04           00
0438080566                09                 08/01/04           0.0000
3000634895                O                  07/01/34
0

9174699       U05/G02     F                  45,260.00          ZZ
                          360                45,221.97          1
                          6.8750             297.33             74
                          6.6250             297.33
KILLEEN       TX 76548    1                  06/04/04           00
0438083693                05                 08/01/04           0.0000
3000622724                N                  07/01/34
0

9174747       U05/G02     F                  75,150.00          ZZ
                          360                75,092.82          1
                          7.3750             519.04             90
                          7.1250             519.04
WEEKI WACHEE  FL 34607    1                  06/04/04           01
0438087850                05                 08/01/04           25.0000
3000637483                N                  07/01/34
0

9174761       X51/G02     F                  224,500.00         ZZ
                          360                224,093.00         1
                          6.5000             1418.99            85
                          6.2500             1418.99
SALEM         WI 53168    2                  05/18/04           11
0438082778                05                 07/01/04           12.0000
0519626753                O                  06/01/34
0

9174765       U05/G02     F                  71,200.00          T
                          360                71,140.19          1
                          6.8750             467.73             80
                          6.6250             467.73
HOLLYWOOD     FL 33021    1                  06/11/04           00
0438087710                05                 08/01/04           0.0000
3000634852                O                  07/01/34
0

9174779       U05/G02     F                  187,900.00         ZZ
                          360                187,742.14         1
                          6.8750             1234.37            66
                          6.6250             1234.37
WILMINGTON ARECA 90744    5                  06/23/04           00
0438087983                05                 08/01/04           0.0000
3000637170                O                  07/01/34
0

9174787       U05/G02     F                  210,000.00         ZZ
                          360                209,805.50         1
                          6.3750             1310.13            72
                          6.1250             1310.13
WELLS         ME 04090    5                  06/02/04           00
0438088056                05                 08/01/04           0.0000
3000626196                O                  07/01/34
0

9174795       U05/G02     F                  193,000.00         ZZ
                          360                192,825.53         2
                          6.5000             1219.89            75
                          6.2500             1219.89
LOS ANGELES   CA 90002    5                  06/07/04           00
0438087785                05                 08/01/04           0.0000
3000628052                O                  07/01/34
0

9174841       U05/G02     F                  203,400.00         ZZ
                          360                203,245.23         1
                          7.3750             1404.83            90
                          7.1250             1404.83
MISSOULA      MT 59801    1                  06/08/04           10
0438088031                05                 08/01/04           25.0000
3000635551                O                  07/01/34
0

9174943       U05/G02     F                  175,000.00         ZZ
                          360                174,852.97         2
                          6.8750             1149.63            55
                          6.6250             1149.63
LOS ANGELES   CA 90002    5                  06/22/04           00
0438087959                05                 08/01/04           0.0000
3000637810                O                  07/01/34
0

9174967       U05/G02     F                  234,000.00         ZZ
                          360                233,798.53         1
                          6.7500             1517.72            90
                          6.5000             1517.72
ORANGE        CA 92868    1                  06/10/04           14
0438087835                01                 08/01/04           25.0000
3000631364                O                  07/01/34
0

9175025       U05/G02     F                  273,000.00         ZZ
                          360                272,770.64         1
                          6.8750             1793.42            90
                          6.6250             1793.42
LARGO         FL 33770    1                  06/23/04           10
0438081515                09                 08/01/04           25.0000
3000640422                O                  07/01/34
0

9175059       U05/G02     F                  190,000.00         ZZ
                          360                189,828.24         1
                          6.5000             1200.93            80
                          6.2500             1200.93
MIAMI         FL 33131    1                  06/08/04           00
0438082109                06                 08/01/04           0.0000
3000631957                O                  07/01/34
0

9175067       U05/G02     F                  202,800.00         ZZ
                          360                202,625.39         1
                          6.7500             1315.36            80
                          6.5000             1315.36
LAKEWOOD      CO 80232    1                  06/22/04           00
0438088148                05                 08/01/04           0.0000
3000639384                O                  07/01/34
0

9175073       U05/G02     F                  270,000.00         ZZ
                          360                269,767.54         1
                          6.7500             1751.21            90
                          6.5000             1751.21
MIAMI         FL 33175    1                  06/18/04           01
0438089161                05                 08/01/04           25.0000
3000634956                O                  07/01/34
0

9175107       U05/G02     F                  188,000.00         T
                          360                187,838.14         1
                          6.7500             1219.36            80
                          6.5000             1219.36
CORAL SPRINGS FL 33076    1                  06/25/04           00
0438088072                09                 08/01/04           0.0000
3000639757                O                  07/01/34
0

9175139       U05/G02     F                  220,500.00         ZZ
                          360                220,310.15         1
                          6.7500             1430.16            90
                          6.5000             1430.16
DES PLAINES   IL 60016    1                  06/14/04           10
0438083446                09                 08/01/04           25.0000
3000635748                O                  07/01/34
0

9175299       X64/G02     F                  347,000.00         ZZ
                          360                347,000.00         1
                          6.8750             2279.54            80
                          6.6250             2279.54
WESTMONT      IL 60559    5                  07/09/04           00
0438083313                05                 09/01/04           0.0000
0000026351                O                  08/01/34
0

9175717       P01/G02     F                  57,000.00          ZZ
                          360                57,000.00          1
                          7.0000             379.23             46
                          6.7500             379.23
LOUISA        VA 23093    5                  06/30/04           00
0438098444                05                 09/01/04           0.0000
04003171                  O                  08/01/34
0

9176221       T29/G02     F                  88,000.00          ZZ
                          360                87,927.86          1
                          7.0000             585.47             80
                          6.7500             585.47
PHOENIX       AZ 85032    1                  06/22/04           00
0438108490                05                 08/01/04           0.0000
0001604630                N                  07/01/34
0

9176273       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.8750             525.54             58
                          6.6250             525.54
DENVER        CO 80219    5                  07/09/04           00
0421400151                05                 09/01/04           0.0000
0421400151                N                  08/01/34
0

9176283       P01/G02     F                  94,000.00          ZZ
                          360                94,000.00          1
                          6.8750             617.51             71
                          6.6250             617.51
ALBANY        NY 12205    1                  07/06/04           00
0438080749                05                 09/01/04           0.0000
04002809                  O                  08/01/34
0

9176323       E22/G02     F                  85,950.00          ZZ
                          360                85,950.00          1
                          6.7500             557.47             90
                          6.5000             557.47
LAUDERHILL    FL 33319    1                  07/09/04           10
0421340563                01                 09/01/04           25.0000
0421340563                O                  08/01/34
0

9176435       E22/G02     F                  34,200.00          T
                          360                34,172.65          1
                          7.1250             230.41             95
                          6.8750             230.41
SAN DIEGO     TX 78384    1                  06/24/04           04
0421207275                05                 08/01/04           30.0000
0421207275                O                  07/01/34
0

9176481       E22/G02     F                  182,750.00         ZZ
                          360                182,750.00         1
                          6.8750             1200.54            85
                          6.6250             1200.54
MIAMI BEACH   FL 33141    1                  07/09/04           10
0421225947                07                 09/01/04           20.0000
0421225947                N                  08/01/34
0

9176519       E22/G02     F                  71,500.00          ZZ
                          360                71,500.00          3
                          7.6250             506.07             65
                          7.3750             506.07
KEARNEY       NE 68845    5                  07/09/04           00
0421170531                05                 09/01/04           0.0000
0421170531                N                  08/01/34
0

9176543       E22/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          6.7500             534.44             80
                          6.5000             534.44
LIVONIA       MI 48154    1                  07/09/04           00
0421185422                05                 09/01/04           0.0000
0421185422                O                  08/01/34
0

9176547       E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          7.2500             382.02             80
                          7.0000             382.02
GOOSECREEK    SC 29445    1                  07/09/04           00
0421185539                05                 09/01/04           0.0000
0421185539                N                  08/01/34
0

9176555       E22/G02     F                  58,425.00          ZZ
                          360                58,379.42          1
                          7.2500             398.56             75
                          7.0000             398.56
MISSOURI CITY TX 77489    1                  06/28/04           00
0421193210                03                 08/01/04           0.0000
0421193210                N                  07/01/34
0

9176665       E22/G02     F                  289,750.00         ZZ
                          360                289,750.00         2
                          6.8750             1903.45            95
                          6.6250             1903.45
JERSEY CITY   NJ 07305    1                  07/09/04           10
0421001777                05                 09/01/04           30.0000
0421001777                O                  08/01/34
0

9176709       E22/G02     F                  199,200.00         ZZ
                          360                199,200.00         1
                          6.3750             1242.75            80
                          6.1250             1242.75
PORTLAND      OR 97213    1                  07/02/04           00
0420146433                05                 09/01/04           0.0000
0420146433                O                  08/01/34
0

9176733       E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          3
                          7.1250             512.03             27
                          6.8750             512.03
PROVIDENCE    RI 02909    5                  07/09/04           00
0420886418                05                 09/01/04           0.0000
0420886418                N                  08/01/34
0

9176741       E22/G02     F                  52,420.00          ZZ
                          360                52,420.00          1
                          7.5000             366.53             60
                          7.2500             366.53
DUNEDIN       FL 34698    2                  07/09/04           00
0420901860                01                 09/01/04           0.0000
0420901860                N                  08/01/34
0

9177415       Q14/G02     F                  59,500.00          ZZ
                          360                59,455.85          1
                          7.5000             416.03             85
                          7.2500             416.03
VINING        IA 52348    5                  06/28/04           01
0438171837                05                 08/01/04           12.0000
0000420202                O                  07/01/34
0

9177939       M45/G02     F                  436,400.00         ZZ
                          360                435,955.06         1
                          5.8750             2581.48            80
                          5.6250             2581.48
MCKINNEY      TX 75070    1                  06/21/04           00
0438090235                03                 08/01/04           0.0000
0698892                   O                  07/01/34
0

9177953       M45/G02     F                  493,680.00         ZZ
                          360                493,200.17         1
                          6.1250             2999.66            80
                          5.8750             2999.66
MOHEGAN LAKE  NY 10547    1                  06/23/04           00
0438097743                05                 08/01/04           0.0000
0593142                   O                  07/01/34
0

9178509       A50/G02     F                  84,000.00          ZZ
                          360                83,927.68          1
                          6.7500             544.82             80
                          6.5000             544.82
ALBANY        GA 31707    5                  06/24/04           00
0438093890                05                 08/01/04           0.0000
02110765                  O                  07/01/34
0

9180373       F89/G02     F                  416,000.00         ZZ
                          360                416,000.00         1
                          6.7500             2698.17            80
                          6.5000             2698.17
SAUGUS        CA 91390    1                  07/01/04           00
0438103012                03                 09/01/04           0.0000
16844336                  O                  08/01/34
0

9180399       Y78/G02     F                  50,000.00          ZZ
                          360                49,959.02          2
                          7.0000             332.65             90
                          6.7500             332.65
LOUISVILLE    KY 40203    1                  06/30/04           19
0438101743                05                 08/01/04           25.0000
222222222                 N                  07/01/34
0

9180421       U42/G02     F                  215,000.00         TX
                          360                215,000.00         1
                          6.8750             1412.40            77
                          6.6250             1412.40
FORT WORTH    TX 76116    5                  07/01/04           00
0438095705                05                 09/01/04           0.0000
33400404                  O                  08/01/34
0

9180445       N74/G02     F                  133,950.00         ZZ
                          360                133,837.46         1
                          6.8750             879.96             95
                          6.6250             879.96
TAYORSVILLE   NC 28681    5                  06/30/04           10
0438092033                05                 08/06/04           30.0000
0034880010                O                  07/06/34
0

9183689       E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          6.8750             630.65             77
                          6.6250             630.65
MIAMI         FL 33126    5                  07/06/04           00
0421165911                08                 09/01/04           0.0000
0421165911                O                  08/01/34
0

9183737       E22/G02     F                  204,000.00         TX
                          360                204,000.00         1
                          6.3750             1272.69            80
                          6.1250             1272.69
PARADISE      TX 76073    5                  07/07/04           00
0421244559                05                 09/01/04           0.0000
0421244559                O                  08/01/34
0

9183747       E22/G02     F                  53,550.00          ZZ
                          360                53,550.00          1
                          6.6250             342.89             90
                          6.3750             342.89
ELKMONT       AL 35620    1                  07/12/04           10
0421254723                05                 09/01/04           25.0000
0421254723                N                  08/01/34
0

9183835       E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          7.2500             409.31             80
                          7.0000             409.31
MENTONE       AL 35984    5                  07/07/04           00
0421295411                05                 09/01/04           0.0000
0421295411                O                  08/01/34
0

9183849       E22/G02     F                  142,400.00         ZZ
                          360                142,400.00         1
                          6.3750             888.39             80
                          6.1250             888.39
ATLANTA       GA 30331    5                  07/07/04           00
0421309931                05                 09/01/04           0.0000
0421309931                O                  08/01/34
0

9183883       E22/G02     F                  237,600.00         ZZ
                          360                237,600.00         3
                          6.5000             1501.79            90
                          6.2500             1501.79
MIAMI         FL 33142    1                  07/12/04           10
0421351032                05                 09/01/04           25.0000
0421351032                N                  08/01/34
0

9183927       E22/G02     F                  169,900.00         T
                          360                169,753.72         1
                          6.7500             1101.97            74
                          6.5000             1101.97
WILDWOOD      NJ 08260    1                  07/01/04           00
0419889332                01                 08/01/04           0.0000
0419889332                O                  07/01/34
0

9184015       E22/G02     F                  57,600.00          ZZ
                          360                57,600.00          1
                          6.7500             373.59             80
                          6.5000             373.59
JACKSONVILLE  FL 32244    1                  07/12/04           00
0421130436                09                 09/01/04           0.0000
0421130436                N                  08/01/34
0

9184065       E22/G02     F                  268,000.00         ZZ
                          360                268,000.00         1
                          6.6250             1716.03            80
                          6.3750             1716.03
SOUDERTON     PA 18964    5                  07/07/04           00
0421213109                05                 09/01/04           0.0000
0421213109                O                  08/01/34
0

9184073       E22/G02     F                  42,375.00          ZZ
                          360                42,375.00          1
                          6.8750             278.37             75
                          6.6250             278.37
TITUSVILLE    FL 32780    1                  07/12/04           00
0421258070                09                 09/01/04           0.0000
0421258070                N                  08/01/34
0

9190403       U05/G02     F                  72,000.00          ZZ
                          360                71,942.42          1
                          7.1250             485.08             80
                          6.8750             485.08
TUSCALOOSA    AL 35401    5                  06/30/04           00
0438113714                05                 08/01/04           0.0000
3000636789                O                  07/01/34
0

9194085       U85/G02     F                  175,750.00         ZZ
                          360                175,619.57         1
                          7.5000             1228.87            95
                          7.2500             1228.87
ADELL         WI 53001    5                  07/07/04           11
0438098725                05                 08/12/04           30.0000
WAUK413641                O                  07/12/34
0

9195227       Y75/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.0000             585.47             100
                          6.7500             585.47
WESTLAND      MI 48186    1                  07/08/04           14
0438117509                05                 09/01/04           35.0000
HT4060900000              O                  08/01/34
0

9195481       Z10/G02     F                  186,000.00         ZZ
                          360                185,839.86         1
                          6.7500             1206.39            78
                          6.5000             1206.39
SEATTLE       WA 98178    5                  06/22/04           00
0438093130                05                 08/01/04           0.0000
58000102                  O                  07/01/34
0

9195575       F89/G02     F                  210,000.00         ZZ
                          360                209,823.58         1
                          6.8750             1379.55            68
                          6.6250             1379.55
HENDERSON     NV 89015    5                  06/24/04           00
0438098493                05                 08/01/04           0.0000
21039094                  O                  07/01/34
0

9195623       Y12/G02     F                  191,900.00         ZZ
                          360                191,742.70         1
                          7.0000             1276.72            80
                          6.7500             1276.72
DOWNINGTOWN   PA 19335    1                  06/30/04           00
0438109480                09                 08/01/04           0.0000
61796                     O                  07/01/34
0

9196227       E22/G02     F                  56,700.00          ZZ
                          360                56,700.00          2
                          6.8750             372.48             90
                          6.6250             372.48
LORAIN        OH 44052    1                  07/13/04           01
0420786485                05                 09/01/04           25.0000
0420786485                N                  08/01/34
0

9196233       E22/G02     F                  287,500.00         ZZ
                          360                287,500.00         1
                          6.1250             1746.88            78
                          5.8750             1746.88
SANTA CLARITA CA 91350    2                  07/07/04           00
0420852279                05                 09/01/04           0.0000
0420852279                O                  08/01/34
0

9196249       E22/G02     F                  80,000.00          TX
                          360                80,000.00          1
                          7.2500             545.74             67
                          7.0000             545.74
AUSTIN        TX 78729    5                  07/13/04           00
0421015892                01                 09/01/04           0.0000
0421015892                N                  08/01/34
0

9196261       E22/G02     F                  133,000.00         ZZ
                          360                133,000.00         2
                          7.2500             907.29             95
                          7.0000             907.29
AUSTIN        TX 78704    1                  07/13/04           04
0421055500                05                 09/01/04           30.0000
0421055500                O                  08/01/34
0

9196279       E22/G02     F                  214,000.00         ZZ
                          360                214,000.00         2
                          6.3750             1335.08            78
                          6.1250             1335.08
ELIZABETH     NJ 07206    5                  07/08/04           00
0421073404                05                 09/01/04           0.0000
0421073404                O                  08/01/34
0

9196285       E22/G02     F                  115,900.00         T
                          360                115,900.00         1
                          6.3750             723.07             80
                          6.1250             723.07
NAPLES        FL 34109    1                  07/13/04           00
0421075342                01                 09/01/04           0.0000
0421075342                O                  08/01/34
0

9196289       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          7.0000             574.82             80
                          6.7500             574.82
OMAHA         NE 68106    2                  07/13/04           00
0421076167                05                 09/01/04           0.0000
0421076167                N                  08/01/34
0

9196307       E22/G02     F                  214,000.00         ZZ
                          360                214,000.00         1
                          6.5000             1352.63            94
                          6.2500             1352.63
PERRIS        CA 92571    2                  07/07/04           10
0421119496                05                 09/01/04           30.0000
0421119496                O                  08/01/34
0

9196329       E22/G02     F                  245,000.00         ZZ
                          360                245,000.00         1
                          6.3750             1528.48            75
                          6.1250             1528.48
LAS VEGAS     NV 89123    2                  07/06/04           00
0421150053                03                 09/01/04           0.0000
0421150053                O                  08/01/34
0

9196341       E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          6.7500             908.04             88
                          6.5000             908.04
BISMARCK      MO 63624    5                  07/08/04           01
0421170572                05                 09/01/04           25.0000
0421170572                O                  08/01/34
0

9196349       E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          7.1250             505.29             89
                          6.8750             505.29
ESSEXVILLE    MI 48732    5                  07/08/04           04
0421186198                05                 09/01/04           25.0000
0421186198                O                  08/01/34
0

9196351       E22/G02     F                  202,240.00         ZZ
                          360                202,240.00         1
                          6.2500             1245.23            79
                          6.0000             1245.23
LUSBY         MD 20657    2                  07/08/04           00
0421186883                05                 09/01/04           0.0000
0421186883                O                  08/01/34
0

9196427       E22/G02     F                  61,600.00          ZZ
                          360                61,600.00          1
                          6.3750             384.30             80
                          6.1250             384.30
HOT SPRINGS   AR 71913    1                  07/13/04           00
0421232448                05                 09/01/04           0.0000
0421232448                O                  08/01/34
0

9196481       E22/G02     F                  134,900.00         ZZ
                          360                134,900.00         1
                          7.5000             943.24             95
                          7.2500             943.24
ADDISON       VT 05491    5                  07/08/04           01
0421278490                05                 09/01/04           30.0000
0421278490                O                  08/01/34
0

9196507       E22/G02     F                  375,200.00         TX
                          360                375,200.00         1
                          6.5000             2371.52            80
                          6.2500             2371.52
SOUTHLAKE     TX 76092    5                  07/06/04           00
0421296658                05                 09/01/04           0.0000
0421296658                O                  08/01/34
0

9196517       E22/G02     F                  40,000.00          ZZ
                          360                40,000.00          1
                          6.3750             249.55             48
                          6.1250             249.55
PINCONNING    MI 48650    5                  07/08/04           00
0421311036                05                 09/01/04           0.0000
0421311036                O                  08/01/34
0

9196519       E22/G02     F                  464,000.00         ZZ
                          360                464,000.00         1
                          6.5000             2932.80            80
                          6.2500             2932.80
ALBANY        CA 94706    1                  06/30/04           00
0421313545                05                 09/01/04           0.0000
0421313545                O                  08/01/34
0

9196525       E22/G02     F                  130,400.00         ZZ
                          360                130,400.00         2
                          6.7500             845.77             80
                          6.5000             845.77
WILMINGTON    NC 28403    5                  07/13/04           00
0421315029                05                 09/01/04           0.0000
0421315029                N                  08/01/34
0

9196529       E22/G02     F                  50,800.00          ZZ
                          360                50,800.00          1
                          6.7500             329.49             80
                          6.5000             329.49
POTLATCH      ID 83855    1                  07/02/04           00
0421319773                05                 09/01/04           0.0000
0421319773                O                  08/01/34
0

9197201       A50/G02     F                  68,500.00          ZZ
                          360                68,500.00          1
                          6.2500             421.77             57
                          6.0000             421.77
KINGSLAND     GA 31548    2                  07/06/04           00
0438096596                05                 09/01/04           0.0000
02107274                  O                  08/01/34
0

9197443       Q30/G02     F                  256,000.00         ZZ
                          360                255,757.09         1
                          6.2500             1576.24            80
                          6.0000             1576.24
NEW MILFORD   CT 06776    1                  06/21/04           00
0438115735                05                 08/01/04           0.0000
32021081                  O                  07/01/34
0

9198207       E23/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.7500             2594.39            80
                          6.5000             2594.39
GARDEN GROVE  CA 92843    1                  07/01/04           00
0438087611                05                 09/01/04           0.0000
51044683                  O                  08/01/34
0

9198417       L86/G02     F                  241,500.00         ZZ
                          360                241,500.00         1
                          6.7500             1566.36            70
                          6.5000             1566.36
BELLFLOWER    CA 90706    5                  07/06/04           00
0438135345                05                 09/01/04           0.0000
10002465                  O                  08/01/34
0

9198801       E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.2500             600.32             90
                          7.0000             600.32
OKLAHOMA CITY OK 73111    5                  07/09/04           10
0421383829                05                 09/01/04           25.0000
0421383829                O                  08/01/34
0

9198819       E22/G02     F                  136,800.00         ZZ
                          360                136,800.00         1
                          6.7500             887.28             90
                          6.5000             887.28
HANFORD       CA 93230    5                  07/06/04           01
0421409087                05                 09/01/04           25.0000
0421409087                O                  08/01/34
0

9198827       E22/G02     F                  62,000.00          ZZ
                          360                62,000.00          1
                          6.2500             381.74             54
                          6.0000             381.74
STRATHMORE    CA 93267    2                  07/06/04           00
0421418203                05                 09/01/04           0.0000
0421418203                O                  08/01/34
0

9198859       E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          6.2500             1551.61            80
                          6.0000             1551.61
HACKENSACK    NJ 07601    5                  07/09/04           00
0420785768                05                 09/01/04           0.0000
0420785768                O                  08/01/34
0

9198959       E22/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.8750             1471.52            80
                          6.6250             1471.52
PALM DESERT   CA 92260    1                  07/02/04           00
0421162926                01                 09/01/04           0.0000
0421162926                N                  08/01/34
0

9199007       E22/G02     F                  67,450.00          ZZ
                          360                67,450.00          1
                          6.8750             443.10             95
                          6.6250             443.10
ENTERPRISE    AL 36330    5                  07/09/04           01
0421220039                05                 09/01/04           30.0000
0421220039                O                  08/01/34
0

9199049       E22/G02     F                  195,000.00         ZZ
                          360                195,000.00         1
                          6.3750             1216.55            70
                          6.1250             1216.55
DENTON        MD 21629    5                  07/09/04           00
0421251414                05                 09/01/04           0.0000
0421251414                O                  08/01/34
0

9199051       E22/G02     F                  183,750.00         ZZ
                          360                183,750.00         1
                          6.5000             1161.42            75
                          6.2500             1161.42
GRANTS PASS   OR 97527    2                  07/08/04           00
0421252776                05                 09/01/04           0.0000
0421252776                N                  08/01/34
0

9199087       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          7.0000             332.65             87
                          6.7500             332.65
SPENCER       OK 73084    5                  07/09/04           10
0421286006                05                 09/01/04           25.0000
0421286006                O                  08/01/34
0

9199099       E22/G02     F                  166,500.00         ZZ
                          360                166,500.00         1
                          6.7500             1079.92            90
                          6.5000             1079.92
SUNRISE       FL 33323    5                  07/09/04           10
0421299470                05                 09/01/04           25.0000
0421299470                O                  08/01/34
0

9199281       E22/G02     F                  183,500.00         ZZ
                          360                183,500.00         1
                          6.5000             1159.84            67
                          6.2500             1159.84
CHICAGO       IL 60632    1                  07/14/04           00
0421357633                05                 09/01/04           0.0000
0421357633                O                  08/01/34
0

9199931       W77/G02     F                  251,250.00         ZZ
                          360                251,049.08         1
                          7.1250             1692.72            75
                          6.8750             1692.72
BUENA VISTA   CO 81211    5                  06/18/04           00
0438113698                05                 08/01/04           0.0000
0405132                   N                  07/01/34
0

9200041       X81/G02     F                  55,000.00          ZZ
                          360                54,956.01          1
                          7.1250             370.55             31
                          6.8750             370.55
MINNEAPOLIS   MN 55417    5                  06/28/04           00
0438153942                05                 08/01/04           0.0000
9547352226                O                  07/01/34
0

9200203       N74/G02     F                  500,000.00         ZZ
                          360                499,547.99         1
                          6.5000             3160.34            75
                          6.2500             3160.34
TROUTMAN      NC 28166    5                  06/30/04           00
0438120636                05                 08/09/04           0.0000
0034872010                O                  07/09/34
0

9200365       U85/G02     F                  57,300.00          ZZ
                          360                57,300.00          2
                          7.2500             390.89             68
                          7.0000             390.89
MILWAUKEE     WI 53210    2                  07/09/04           00
0438113987                05                 09/01/04           0.0000
TQS799                    N                  08/01/34
0

9200371       U85/G02     F                  50,400.00          ZZ
                          360                50,400.00          1
                          7.2500             343.82             68
                          7.0000             343.82
MILWAUKEE     WI 53216    2                  07/09/04           00
0438131039                05                 09/01/04           0.0000
TQS801                    N                  08/01/34
0

9200401       U85/G02     F                  52,000.00          ZZ
                          360                52,000.00          2
                          7.2500             354.73             62
                          7.0000             354.73
MILWAUKEE     WI 53210    2                  07/09/04           00
0438109332                05                 09/01/04           0.0000
TQS802                    N                  08/01/34
0

9200803       X81/G02     F                  190,800.00         ZZ
                          360                190,639.71         1
                          6.8750             1253.42            90
                          6.6250             1253.42
ANDOVER       MN 55304    1                  07/01/04           10
0438154247                05                 08/01/04           25.0000
9547252242                O                  07/01/34
0

9200925       588/G02     F                  283,500.00         ZZ
                          360                283,267.62         3
                          7.0000             1886.13            90
                          6.7500             1886.13
UNION BEACH BONJ 07735    1                  06/30/04           04
0438120032                05                 08/01/04           25.0000
1126016                   N                  07/01/34
0

9201313       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.8750             551.82             80
                          6.6250             551.82
AFTON         OK 74331    1                  07/15/04           00
0421142985                03                 09/01/04           0.0000
0421142985                O                  08/01/34
0

9201349       E22/G02     F                  137,600.00         ZZ
                          360                137,600.00         1
                          6.2500             847.23             80
                          6.0000             847.23
AURORA        CO 80012    1                  07/09/04           00
0421207960                09                 09/01/04           0.0000
0421207960                O                  08/01/34
0

9201367       E22/G02     F                  187,200.00         ZZ
                          360                187,200.00         1
                          6.2500             1152.62            80
                          6.0000             1152.62
BRIGHTON      CO 80601    1                  07/15/04           00
0421242116                03                 09/01/04           0.0000
0421242116                O                  08/01/34
0

9201429       624/G02     F                  222,500.00         ZZ
                          360                221,893.30         1
                          6.5000             1406.35            75
                          6.2500             1406.35
VISALIA       CA 93277    1                  04/13/04           00
0438106270                05                 06/01/04           0.0000
1000055852                O                  05/01/34
0

9201453       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.5000             316.03             25
                          6.2500             316.03
OMAHA         NE 68116    1                  07/15/04           00
0421338260                05                 09/01/04           0.0000
0421338260                O                  08/01/34
0

9201461       E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         1
                          6.7500             1225.85            75
                          6.5000             1225.85
WHITTIER AREA CA 90601    5                  07/08/04           00
0421345588                01                 09/01/04           0.0000
0421345588                O                  08/01/34
0

9201481       E22/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          7.0000             465.71             80
                          6.7500             465.71
PLANO         TX 75074    1                  07/10/04           00
0421364647                05                 09/01/04           0.0000
0421364647                N                  08/01/34
0

9201499       E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.8750             499.27             95
                          6.6250             499.27
EUREKA        KS 67045    1                  07/15/04           10
0421377185                05                 09/01/04           30.0000
0421377185                O                  08/01/34
0

9201535       E82/G02     F                  137,500.00         ZZ
                          360                137,500.00         2
                          6.7500             891.82             79
                          6.5000             891.82
COLORADO SPRINCO 80906    2                  07/13/04           00
0401002977                05                 09/01/04           0.0000
0401002977                O                  08/01/34
0

9201551       E22/G02     F                  424,000.00         ZZ
                          360                424,000.00         1
                          6.3750             2645.21            80
                          6.1250             2645.21
PETALUMA      CA 94954    1                  07/07/04           00
0421403379                05                 09/01/04           0.0000
0421403379                O                  08/01/34
0

9201579       E22/G02     F                  184,400.00         ZZ
                          360                184,400.00         1
                          6.8750             1211.38            80
                          6.6250             1211.38
MORENO VALLEY CA 92551    2                  07/08/04           00
0421426743                05                 09/01/04           0.0000
0421426743                O                  08/01/34
0

9203177       U05/G02     F                  78,600.00          ZZ
                          360                78,600.00          1
                          6.8750             516.35             63
                          6.6250             516.35
BROWNSVILLE   TX 78526    2                  07/12/04           00
0438118028                05                 09/01/04           0.0000
3000641400                O                  08/01/34
0

9203203       U05/G02     F                  209,000.00         ZZ
                          360                209,000.00         1
                          6.6250             1338.25            95
                          6.3750             1338.25
CHANDLER      AZ 85226    1                  07/07/04           01
0438118689                03                 09/01/04           30.0000
3000643487                O                  08/01/34
0

9213557       U05/G02     F                  112,100.00         ZZ
                          360                112,100.00         3
                          6.7500             727.08             95
                          6.5000             727.08
LAKELAND      FL 33801    1                  07/09/04           10
0438120883                05                 09/01/04           30.0000
3000639291                O                  08/01/34
0

9213621       U05/G02     F                  153,900.00         ZZ
                          360                153,900.00         3
                          7.0000             1023.90            95
                          6.7500             1023.90
TUCSON        AZ 85716    1                  07/08/04           10
0438120545                05                 09/01/04           30.0000
3000640917                O                  08/01/34
0

9213667       E22/G02     F                  193,500.00         ZZ
                          360                193,500.00         1
                          6.6250             1239.00            90
                          6.3750             1239.00
BELLINGHAM    WA 98226    5                  07/08/04           01
0421044736                05                 09/01/04           25.0000
0421044736                O                  08/01/34
0

9213721       E22/G02     F                  45,000.00          ZZ
                          360                45,000.00          1
                          7.0000             299.39             75
                          6.7500             299.39
TUSCALOOSA    AL 35405    2                  07/16/04           00
0421080185                05                 09/01/04           0.0000
0421080185                N                  08/01/34
0

9213745       E22/G02     F                  109,250.00         T
                          360                109,250.00         1
                          7.0000             726.84             95
                          6.7500             726.84
AUSTIN        TX 78705    1                  07/15/04           10
0421202391                01                 09/01/04           30.0000
0421202391                O                  08/01/34
0

9213819       E22/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.5000             1289.42            63
                          6.2500             1289.42
COLLINS       MO 64738    2                  07/12/04           00
0421255423                05                 09/01/04           0.0000
0421255423                O                  08/01/34
0

9213825       E22/G02     F                  53,900.00          ZZ
                          360                53,900.00          1
                          6.8750             354.08             70
                          6.6250             354.08
BESSEMER      AL 35020    5                  07/16/04           00
0421259326                05                 09/01/04           0.0000
0421259326                N                  08/01/34
0

9213861       E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          6.7500             466.99             90
                          6.5000             466.99
CAMBRIDGE     MD 21613    1                  07/16/04           04
0421275827                05                 09/01/04           25.0000
0421275827                N                  08/01/34
0

9213875       E22/G02     F                  231,200.00         ZZ
                          360                231,200.00         1
                          6.6250             1480.40            80
                          6.3750             1480.40
JUPITER       FL 33477    1                  07/16/04           00
0421280975                08                 09/01/04           0.0000
0421280975                O                  08/01/34
0

9213883       E22/G02     F                  258,700.00         ZZ
                          360                258,700.00         1
                          6.3750             1613.95            75
                          6.1250             1613.95
KIRKLAND      WA 98033    1                  07/12/04           00
0421283169                05                 09/01/04           0.0000
0421283169                N                  08/01/34
0

9213923       E22/G02     F                  78,750.00          ZZ
                          360                78,750.00          1
                          7.6250             557.39             75
                          7.3750             557.39
CHARLESTON    SC 29403    5                  07/16/04           00
0421114364                05                 09/01/04           0.0000
0421114364                N                  08/01/34
0

9213973       E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.7500             389.16             80
                          6.5000             389.16
BELLEVILLE    IL 62220    1                  07/16/04           00
0421127291                05                 09/01/04           0.0000
0421127291                O                  08/01/34
0

9213987       E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.5000             474.05             34
                          6.2500             474.05
SACRAMENTO    CA 95827    1                  07/06/04           00
0421144148                07                 09/01/04           0.0000
0421144148                O                  08/01/34
0

9214149       E22/G02     F                  63,700.00          ZZ
                          360                63,700.00          2
                          6.3750             397.41             36
                          6.1250             397.41
NEW ORLEANS   LA 70118    5                  07/12/04           00
0421341983                05                 09/01/04           0.0000
0421341983                O                  08/01/34
0

9214167       E22/G02     F                  55,620.00          ZZ
                          360                55,620.00          1
                          6.7500             360.75             90
                          6.5000             360.75
HOUSTON       TX 77075    1                  07/16/04           01
0421350745                05                 09/01/04           25.0000
0421350745                N                  08/01/34
0

9214185       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.5000             530.94             80
                          6.2500             530.94
MEMPHIS       TN 38112    2                  07/16/04           00
0421373655                05                 09/01/04           0.0000
0421373655                N                  08/01/34
0

9214301       E22/G02     F                  83,540.00          TX
                          360                83,540.00          1
                          6.3750             521.18             76
                          6.1250             521.18
MESQUITE      TX 75149    5                  07/12/04           00
0421407701                05                 09/01/04           0.0000
0421407701                O                  08/01/34
0

9214339       E22/G02     F                  208,600.00         ZZ
                          360                208,600.00         1
                          6.3750             1301.39            70
                          6.1250             1301.39
NORTH FORT MYEFL 33917    5                  07/12/04           00
0421427550                05                 09/01/04           0.0000
0421427550                O                  08/01/34
0

9214373       E22/G02     F                  206,100.00         ZZ
                          360                206,100.00         1
                          7.1250             1388.53            90
                          6.8750             1388.53
BROOKFIELD    IL 60513    1                  07/16/04           01
0421451915                05                 09/01/04           25.0000
0421451915                O                  08/01/34
0

9215693       S97/G02     F                  65,790.00          ZZ
                          360                65,790.00          1
                          7.3750             454.40             90
                          7.1250             454.40
INDIANAPOLIS  IN 46227    1                  07/16/04           10
0438120628                05                 09/01/04           25.0000
1112262400                N                  08/01/34
0

9216297       L20/G02     F                  171,120.00         ZZ
                          360                171,120.00         1
                          6.5000             1081.59            80
                          6.2500             1081.59
NORTH LOGAN   UT 84341    1                  07/15/04           00
0438118283                05                 09/01/04           0.0000
1061070720                O                  08/01/34
0

9216395       X67/G02     F                  216,000.00         ZZ
                          360                216,000.00         1
                          7.3750             1491.86            80
                          7.1250             1491.86
SIMI VALLEY   CA 93063    1                  07/01/04           00
0438125635                01                 09/01/04           0.0000
0000445670                N                  08/01/34
0

9216515       U42/G02     F                  71,200.00          ZZ
                          360                71,200.00          1
                          7.2500             485.71             80
                          7.0000             485.71
DESOTO        TX 75115    1                  07/09/04           00
0438113284                05                 09/01/04           0.0000
12402714                  N                  08/01/34
0

9216519       Y12/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          6.7500             1660.41            80
                          6.5000             1660.41
WEST CHESTER  PA 19382    1                  07/13/04           00
0438155681                09                 09/01/04           0.0000
63306                     O                  08/01/34
0

9216667       S27/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.2500             491.17             80
                          7.0000             491.17
STUART        FL 34997    5                  07/15/04           00
0438153751                07                 09/01/04           0.0000
1010037576                N                  08/01/34
0

9216702       286/286     F                  181,500.00         ZZ
                          360                180,543.37         1
                          5.7500             1059.19            70
                          5.5000             1059.19
ARVADA        CO 80003    2                  02/13/04           00
3084513                   05                 04/01/04           0.0000
3084513                   O                  03/01/34
0

9216731       S27/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.2500             491.17             80
                          7.0000             491.17
STUART        FL 34997    5                  07/15/04           00
0438160855                07                 09/01/04           0.0000
1010037583                N                  08/01/34
0

9216785       T44/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          6.8750             459.85             80
                          6.6250             459.85
AMARILLO      TX 79109    1                  07/01/02           00
0438127631                05                 09/01/04           0.0000
1118811                   O                  08/01/34
0

9217019       W53/G02     F                  247,500.00         ZZ
                          360                247,325.31         4
                          7.7500             1773.13            90
                          7.5000             1773.13
CITY OF NEWARKNJ 07106    1                  06/17/04           01
0438148223                05                 08/01/04           25.0000
1101002063                N                  07/01/34
0

9219003       E22/G02     F                  454,000.00         ZZ
                          360                454,000.00         1
                          6.3750             2832.37            77
                          6.1250             2832.37
CASTRO VALLEY CA 94546    5                  06/30/04           00
0421369042                05                 09/01/04           0.0000
0421369042                O                  08/01/34
0

9219037       E22/G02     F                  88,200.00          ZZ
                          360                88,200.00          2
                          7.8750             639.51             90
                          7.6250             639.51
GALLATIN      TN 37066    1                  07/19/04           10
0421401597                05                 09/01/04           35.0000
0421401597                N                  08/01/34
0

9219043       E22/G02     F                  88,200.00          ZZ
                          360                88,200.00          2
                          7.8750             639.51             90
                          7.6250             639.51
GALLATIN      TN 37066    1                  07/19/04           10
0421401886                05                 09/01/04           25.0000
0421401886                N                  08/01/34
0

9219101       E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.3750             1247.74            80
                          6.1250             1247.74
OLIVE BRANCH  MS 38654    1                  07/19/04           00
0421316878                05                 09/01/04           0.0000
0421316878                O                  08/01/34
0

9219273       E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.3750             524.91             80
                          7.1250             524.91
HOUSTON       MS 38851    5                  07/19/04           00
0421162272                05                 09/01/04           0.0000
0421162272                N                  08/01/34
0

9219305       E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.8750             551.05             95
                          7.6250             551.05
LAWTON        OK 73501    5                  07/13/04           01
0421253196                05                 09/01/04           30.0000
0421253196                O                  08/01/34
0

9219365       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          2
                          7.2500             341.09             80
                          7.0000             341.09
FORT MYERS    FL 33905    1                  07/19/04           00
0421203589                05                 09/01/04           0.0000
0421203589                N                  08/01/34
0

9219491       E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         1
                          7.2500             1043.73            85
                          7.0000             1043.73
WASHINGTON DC DC 20019    5                  07/14/04           01
0421303082                05                 09/01/04           12.0000
0421303082                O                  08/01/34
0

9219501       E22/G02     F                  36,000.00          ZZ
                          360                36,000.00          1
                          7.6250             254.81             75
                          7.3750             254.81
HOUSTON       MS 38851    5                  07/19/04           00
0421304965                05                 09/01/04           0.0000
0421304965                N                  08/01/34
0

9219539       E22/G02     F                  276,000.00         ZZ
                          360                276,000.00         1
                          6.5000             1744.51            80
                          6.2500             1744.51
SADDLE BROOK  NJ 07663    5                  07/14/04           00
0421285305                05                 09/01/04           0.0000
0421285305                O                  08/01/34
0

9219557       E22/G02     F                  266,400.00         TX
                          360                266,400.00         1
                          6.6250             1705.79            80
                          6.3750             1705.79
WEATHERFORD   TX 76087    5                  07/13/04           00
0421288796                03                 09/01/04           0.0000
0421288796                O                  08/01/34
0

9221109       T23/G02     F                  44,910.00          T
                          360                44,873.18          1
                          7.0000             298.79             90
                          6.7500             298.79
NEWARK        OH 43055    1                  07/15/04           10
0438132540                01                 08/15/04           25.0000
7688                      O                  07/15/34
0

9221735       T23/G02     F                  38,268.00          ZZ
                          360                38,268.00          1
                          7.3750             264.31             75
                          7.1250             264.31
PITTSBURGH    PA 15227    5                  07/15/04           00
0438132870                05                 09/01/04           0.0000
7696                      N                  08/01/34
0

9221771       T23/G02     F                  37,000.00          ZZ
                          360                37,000.00          1
                          7.3750             255.55             73
                          7.1250             255.55
PITTSBURGH    PA 15210    2                  07/15/04           00
0438156515                05                 09/01/04           0.0000
7695                      N                  08/01/34
0

9221961       T23/G02     F                  19,125.00          ZZ
                          360                19,125.00          1
                          7.3750             132.09             75
                          7.1250             132.09
PITTSBURGH    PA 15210    5                  07/15/04           00
0438159287                05                 09/01/04           0.0000
7694                      N                  08/01/34
0

9222637       642/G02     F                  71,200.00          ZZ
                          360                71,200.00          1
                          6.5000             450.03             74
                          6.2500             450.03
KENNESAW      GA 30144    1                  07/07/04           00
0438132250                05                 09/01/04           0.0000
06132604                  N                  08/01/34
0

9222691       P01/G02     F                  51,030.00          ZZ
                          360                51,030.00          2
                          7.5000             356.81             90
                          7.2500             356.81
SCHENECTADY   NY 12303    1                  07/16/04           10
0438116584                05                 09/01/04           25.0000
04003235                  N                  08/01/34
0

9223085       A50/G02     F                  75,450.00          ZZ
                          360                75,450.00          1
                          6.8750             495.66             75
                          6.6250             495.66
VALDOSTA      GA 31602    5                  07/16/04           00
0438126757                05                 09/01/04           0.0000
02120053                  N                  08/01/34
0

9223171       W68/G02     F                  85,500.00          ZZ
                          360                85,429.92          1
                          7.0000             568.83             95
                          6.7500             568.83
SAN ANTONIO   TX 78233    1                  06/24/04           10
0438160731                05                 08/01/04           30.0000
4061336                   O                  07/01/34
0

9223409       A52/G02     F                  217,600.00         ZZ
                          360                217,600.00         1
                          6.3750             1357.54            78
                          6.1250             1357.54
DECATUR       GA 30030    2                  07/16/04           00
0438150518                05                 09/01/04           0.0000
30216                     O                  08/01/34
0

9225423       E22/G02     F                  368,600.00         ZZ
                          360                368,600.00         1
                          6.6250             2360.19            95
                          6.3750             2360.19
CAMAS         WA 98607    1                  07/07/04           04
0421126533                05                 09/01/04           30.0000
0421126533                O                  08/01/34
0

9225467       E22/G02     F                  560,000.00         TX
                          240                560,000.00         1
                          6.8750             4299.76            78
                          6.6250             4299.76
ROCKWALL      TX 75087    5                  07/14/04           00
0421197492                03                 09/01/04           0.0000
0421197492                O                  08/01/24
0

9225471       E22/G02     F                  139,000.00         ZZ
                          360                139,000.00         1
                          6.5000             878.57             73
                          6.2500             878.57
BELDEN        MS 38826    5                  07/15/04           00
0421199753                05                 09/01/04           0.0000
0421199753                O                  08/01/34
0

9225479       E22/G02     F                  57,800.00          ZZ
                          360                57,800.00          1
                          6.7500             374.89             85
                          6.5000             374.89
OMAHA         NE 68105    5                  07/15/04           01
0421205428                05                 09/01/04           12.0000
0421205428                O                  08/01/34
0

9225585       E22/G02     F                  353,000.00         ZZ
                          360                353,000.00         1
                          6.6250             2260.30            79
                          6.3750             2260.30
SOMERSET      NJ 08873    5                  07/15/04           00
0421297250                05                 09/01/04           0.0000
0421297250                O                  08/01/34
0

9225599       E22/G02     F                  67,960.00          ZZ
                          360                67,960.00          1
                          6.8750             446.45             80
                          6.6250             446.45
OCEAN SHORES  WA 98569    1                  07/14/04           00
0421306523                05                 09/01/04           0.0000
0421306523                N                  08/01/34
0

9225619       E22/G02     F                  530,000.00         ZZ
                          360                530,000.00         1
                          6.6250             3393.65            68
                          6.3750             3393.65
SAN FRANCISCO CA 94116    1                  07/12/04           00
0421318825                05                 09/01/04           0.0000
0421318825                O                  08/01/34
0

9225641       E22/G02     F                  130,000.00         ZZ
                          360                130,000.00         1
                          6.5000             821.69             87
                          6.2500             821.69
FORT LAUDERDALFL 33311    5                  07/15/04           10
0421332628                05                 09/01/04           25.0000
0421332628                O                  08/01/34
0

9225645       E22/G02     F                  75,200.00          ZZ
                          360                75,200.00          1
                          6.8750             494.01             80
                          6.6250             494.01
MOUNT WASHINGTKY 40047    1                  07/20/04           00
0421335571                05                 09/01/04           0.0000
0421335571                N                  08/01/34
0

9225673       E22/G02     F                  63,000.00          ZZ
                          360                63,000.00          1
                          7.0000             419.14             75
                          6.7500             419.14
SPOKANE       WA 99217    2                  07/13/04           00
0421015629                05                 09/01/04           0.0000
0421015629                N                  08/01/34
0

9225703       E22/G02     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.5000             1972.05            80
                          6.2500             1972.05
SOUTHLAKE     TX 76092    1                  07/20/04           00
0421086539                03                 09/01/04           0.0000
0421086539                O                  08/01/34
0

9225711       E22/G02     F                  39,750.00          ZZ
                          360                39,750.00          1
                          7.6250             281.35             75
                          7.3750             281.35
MILLBROOK     AL 36054    5                  07/20/04           00
0421337775                07                 09/01/04           0.0000
0421337775                N                  08/01/34
0

9225721       E22/G02     F                  51,000.00          ZZ
                          360                51,000.00          1
                          6.8750             335.03             77
                          6.6250             335.03
OAK GROVE     MO 64075    2                  07/20/04           00
0421351180                05                 09/01/04           0.0000
0421351180                N                  08/01/34
0

9225731       E22/G02     F                  365,000.00         ZZ
                          360                365,000.00         1
                          6.3750             2277.13            61
                          6.1250             2277.13
SAN JOSE      CA 95121    5                  07/12/04           00
0421355454                05                 09/01/04           0.0000
0421355454                O                  08/01/34
0

9225783       E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          2
                          7.2500             583.26             90
                          7.0000             583.26
NEW ORLEANS   LA 70113    2                  07/19/04           10
0421383407                05                 09/01/04           25.0000
0421383407                N                  08/01/34
0

9225819       E22/G02     F                  500,000.00         T
                          360                500,000.00         1
                          6.2500             3078.59            80
                          6.0000             3078.59
LA QUINTA     CA 92253    1                  07/08/04           00
0421407412                03                 09/01/04           0.0000
0421407412                O                  08/01/34
0

9225847       E22/G02     F                  540,000.00         ZZ
                          360                540,000.00         1
                          6.3750             3368.90            80
                          6.1250             3368.90
REDWOOD CITY  CA 94061    1                  07/13/04           00
0421434218                05                 09/01/04           0.0000
0421434218                O                  08/01/34
0

9225859       E22/G02     F                  51,500.00          ZZ
                          360                51,500.00          1
                          6.2500             317.09             58
                          6.0000             317.09
ALBUQUERQUE   NM 87105    5                  07/15/04           00
0421453267                05                 09/01/04           0.0000
0421453267                O                  08/01/34
0

9226845       H93/G02     F                  189,950.00         ZZ
                          360                189,950.00         1
                          6.3750             1185.04            95
                          6.1250             1185.04
OLATHE        KS 66061    1                  07/18/04           04
0438145435                03                 09/01/04           30.0000
1                         O                  08/01/34
0

9226853       Q30/G02     F                  100,000.00         ZZ
                          360                99,915.99          3
                          6.8750             656.93             79
                          6.6250             656.93
SCRANTON      PA 18504    5                  06/29/04           00
0438134843                05                 08/01/04           0.0000
32020916                  O                  07/01/34
0

9226963       P44/G02     F                  107,000.00         ZZ
                          360                107,000.00         1
                          6.8750             702.91             40
                          6.6250             702.91
BRIDGEWATER   MA 02324    5                  07/14/04           00
0438161440                01                 09/01/04           0.0000
0407130000                O                  08/01/34
0

9226985       X05/G02     F                  368,000.00         ZZ
                          360                368,000.00         1
                          6.1250             2236.01            74
                          5.8750             2236.01
MILPITAS      CA 95035    2                  07/07/04           00
0438148868                05                 09/01/04           0.0000
07403136                  O                  08/01/34
0

9226987       X05/G02     F                  200,200.00         ZZ
                          360                200,019.02         1
                          6.5000             1265.40            65
                          6.2500             1265.40
SAN DIEGO     CA 92114    5                  06/25/04           00
0438148967                05                 08/01/04           0.0000
014060107                 O                  07/01/34
0

9227041       X05/G02     F                  263,000.00         ZZ
                          360                263,000.00         1
                          6.2500             1619.34            60
                          6.0000             1619.34
GARDEN GROVE  CA 92845    1                  07/07/04           00
0438134959                05                 09/01/04           0.0000
11406086                  O                  08/01/34
0

9227043       X05/G02     F                  441,000.00         ZZ
                          360                441,000.00         1
                          6.3750             2751.27            90
                          6.1250             2751.27
LOS ALAMITOS  CA 90720    1                  07/01/04           11
0438151086                05                 09/01/04           25.0000
11406095                  O                  08/01/34
0

9227045       X05/G02     F                  182,000.00         ZZ
                          360                181,843.30         1
                          6.7500             1180.45            65
                          6.5000             1180.45
CITRUS HEIGHTSCA 95621    5                  06/24/04           00
0438149643                05                 08/01/04           0.0000
014060204                 O                  07/01/34
0

9227047       X05/G02     F                  492,000.00         ZZ
                          360                492,000.00         1
                          6.2500             3029.33            80
                          6.0000             3029.33
LAKE FOREST   CA 92630    1                  07/09/04           00
0438135006                05                 09/01/04           0.0000
014060141                 O                  08/01/34
0

9227049       X05/G02     F                  496,000.00         ZZ
                          360                496,000.00         1
                          7.0000             3299.90            80
                          6.7500             3299.90
WESTMINSTER   CA 92683    5                  07/08/04           00
0438151110                05                 09/01/04           0.0000
11406110                  O                  08/01/34
0

9227059       X05/G02     F                  275,000.00         ZZ
                          360                275,000.00         1
                          6.2500             1693.22            62
                          6.0000             1693.22
APTOS         CA 95003    5                  07/07/04           00
0438133001                05                 09/01/04           0.0000
07406118                  O                  08/01/34
0

9227169       Q87/G02     F                  68,000.00          TX
                          360                67,941.45          1
                          6.7500             441.05             80
                          6.5000             441.05
HAPPY         TX 79042    5                  07/01/04           00
0438165474                05                 08/07/04           0.0000
HAAL01                    O                  07/07/34
0

9227369       883/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.2500             545.74             80
                          7.0000             545.74
ROANOKE       VA 24017    2                  07/14/04           00
0438161846                05                 09/01/04           0.0000
12004149                  N                  08/01/34
0

9227483       M07/G02     F                  205,000.00         ZZ
                          360                204,823.50         1
                          6.7500             1329.63            78
                          6.5000             1329.63
LAKE ARROWHEADCA 92352    5                  06/24/04           00
0438129603                05                 08/01/04           0.0000
02406128                  O                  07/01/34
0

9227563       Q14/G02     F                  58,400.00          ZZ
                          360                58,400.00          1
                          7.1250             393.45             80
                          6.8750             393.45
OAK GROVE     MO 64075    5                  07/14/04           00
0438159618                05                 09/01/04           0.0000
0000420740                O                  08/01/34
0

9228057       E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.7500             363.21             80
                          6.5000             363.21
KANNAPOLIS    NC 28081    5                  07/16/04           00
0421289935                05                 09/01/04           0.0000
0421289935                O                  08/01/34
0

9228107       E22/G02     F                  175,200.00         ZZ
                          360                175,200.00         1
                          6.3750             1093.02            80
                          6.1250             1093.02
NEW CASTLE    CO 81647    1                  07/21/04           00
0421382268                03                 09/01/04           0.0000
0421382268                O                  08/01/34
0

9228151       E22/G02     F                  61,200.00          ZZ
                          360                61,200.00          1
                          6.8750             402.04             90
                          6.6250             402.04
JACKSON       TN 38301    5                  07/16/04           01
0420902991                05                 09/01/04           25.0000
0420902991                O                  08/01/34
0

9228157       E22/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          6.2500             1539.29            45
                          6.0000             1539.29
BOCA RATON    FL 33434    1                  07/21/04           00
0420955692                03                 09/01/04           0.0000
0420955692                O                  08/01/34
0

9228165       E22/G02     F                  190,000.00         TX
                          360                190,000.00         1
                          6.7500             1232.34            68
                          6.5000             1232.34
PLANO         TX 75023    5                  07/16/04           00
0420988842                05                 09/01/04           0.0000
0420988842                O                  08/01/34
0

9228167       E22/G02     F                  79,800.00          ZZ
                          360                79,800.00          1
                          6.8750             524.23             95
                          6.6250             524.23
TULSA         OK 74105    2                  07/16/04           01
0420992711                05                 09/01/04           30.0000
0420992711                O                  08/01/34
0

9228199       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          3
                          6.8750             551.82             70
                          6.6250             551.82
NORTH CHARLESTSC 29405    5                  07/21/04           00
0421117219                05                 09/01/04           0.0000
0421117219                N                  08/01/34
0

9228215       E22/G02     F                  184,000.00         TX
                          360                184,000.00         1
                          6.7500             1193.42            80
                          6.5000             1193.42
SOUTH PADRE ISTX 78597    5                  07/16/04           00
0421317603                07                 09/01/04           0.0000
0421317603                O                  08/01/34
0

9228227       E22/G02     F                  42,750.00          ZZ
                          360                42,750.00          2
                          7.1250             288.01             75
                          6.8750             288.01
LOCK HAVEN    PA 17745    5                  07/21/04           00
0421324542                05                 09/01/04           0.0000
0421324542                N                  08/01/34
0

9228313       E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.1250             512.03             95
                          6.8750             512.03
JACKSONVILLE  FL 32254    2                  07/16/04           01
0421191404                05                 09/01/04           30.0000
0421191404                O                  08/01/34
0

9228343       E22/G02     F                  64,000.00          TX
                          360                64,000.00          1
                          6.7500             415.10             77
                          6.5000             415.10
LUBBOCK       TX 79416    5                  07/16/04           00
0421229436                05                 09/01/04           0.0000
0421229436                O                  08/01/34
0

9228377       E22/G02     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.2500             2770.73            70
                          6.0000             2770.73
SAN FRANCISCO CA 94134    1                  07/13/04           00
0421467929                07                 09/01/04           0.0000
0421467929                O                  08/01/34
0

9229773       E23/G02     F                  69,500.00          ZZ
                          360                69,500.00          1
                          6.7500             450.78             24
                          6.5000             450.78
LONG BEACH    CA 90813    2                  07/12/04           00
0438154486                05                 09/01/04           0.0000
51044449                  O                  08/01/34
0

9229881       A52/G02     F                  99,200.00          ZZ
                          360                99,200.00          1
                          6.7500             643.41             80
                          6.5000             643.41
LEHIGH ACRES  FL 33971    5                  07/19/04           00
0438160053                05                 09/01/04           0.0000
30342                     O                  08/01/34
0

9233603       E22/G02     F                  225,000.00         ZZ
                          360                225,000.00         2
                          6.8750             1478.09            75
                          6.6250             1478.09
MINNEAPOLIS   MN 55411    1                  07/22/04           00
0421497942                05                 09/01/04           0.0000
0421497942                N                  08/01/34
0

9233685       E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          4
                          7.8750             619.93             90
                          7.6250             619.93
BATON ROUGE   LA 70815    1                  07/22/04           01
0421107095                05                 09/01/04           25.0000
0421107095                N                  08/01/34
0

9233785       E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.7500             441.05             80
                          6.5000             441.05
GREENSBORO    NC 27406    5                  07/22/04           00
0421313669                05                 09/01/04           0.0000
0421313669                N                  08/01/34
0

9233789       E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          6.7500             415.10             80
                          6.5000             415.10
GREENSBORO    NC 27406    5                  07/22/04           00
0421314154                05                 09/01/04           0.0000
0421314154                N                  08/01/34
0

9233821       E22/G02     F                  181,280.00         ZZ
                          360                181,280.00         1
                          6.6250             1160.76            80
                          6.3750             1160.76
HOUSTON       TX 77081    1                  07/22/04           00
0421340092                05                 09/01/04           0.0000
0421340092                O                  08/01/34
0

9233865       E22/G02     F                  63,000.00          ZZ
                          360                63,000.00          3
                          7.5000             440.51             90
                          7.2500             440.51
UPPER SANDUSKYOH 43351    1                  07/22/04           04
0421444266                05                 09/01/04           25.0000
0421444266                N                  08/01/34
0

9233907       E22/G02     F                  78,200.00          ZZ
                          360                78,200.00          1
                          6.3750             487.87             80
                          6.1250             487.87
RUSTBURG      VA 24588    1                  07/22/04           00
0421462409                05                 09/01/04           0.0000
0421462409                O                  08/01/34
0

9234103       T08/G02     F                  220,000.00         ZZ
                          360                219,815.18         1
                          6.8750             1445.24            80
                          6.6250             1445.24
NAPLES        FL 34117    1                  06/23/04           00
0438140899                05                 08/01/04           0.0000
11023321                  O                  07/01/34
0

9234137       T08/G02     F                  219,920.00         ZZ
                          360                219,684.90         1
                          5.6250             1265.98            80
                          5.3750             1265.98
TAMPA         FL 33612    1                  06/09/04           00
0438141079                05                 08/01/04           0.0000
11093862                  O                  07/01/34
0

9234147       T08/G02     F                  70,000.00          ZZ
                          360                69,936.72          1
                          6.5000             442.45             58
                          6.2500             442.45
LUTZ          FL 33549    2                  06/04/04           00
0438141111                05                 08/01/04           0.0000
11093880                  O                  07/01/34
0

9234163       T08/G02     F                  80,000.00          ZZ
                          360                79,929.42          1
                          6.6250             512.25             56
                          6.3750             512.25
GULFPORT      FL 33707    2                  06/07/04           00
0438141202                05                 08/01/04           0.0000
11093904                  O                  07/01/34
0

9234195       T08/G02     F                  79,000.00          ZZ
                          360                78,863.59          1
                          6.7500             512.39             66
                          6.5000             512.39
COCOA         FL 32927    1                  06/04/04           00
0438141376                05                 07/01/04           0.0000
11142323                  O                  06/01/34
0

9234223       T08/G02     F                  157,410.00         T
                          360                157,274.47         1
                          6.7500             1020.96            90
                          6.5000             1020.96
TITUSVILLE    FL 32796    1                  06/11/04           11
0438141509                05                 08/01/04           30.0000
11171245                  O                  07/01/34
0

9234933       T08/G02     F                  112,400.00         ZZ
                          360                112,320.67         1
                          7.7500             805.25             54
                          7.5000             805.25
PORT SAINT LUCFL 34984    1                  06/14/04           00
0438142598                05                 08/01/04           0.0000
132025021                 O                  07/01/34
0

9235065       T08/G02     F                  168,000.00         ZZ
                          360                167,858.86         1
                          6.8750             1103.64            80
                          6.6250             1103.64
BOYNTON BEACH FL 33436    1                  06/08/04           00
0438143430                09                 08/01/04           0.0000
15100147                  O                  07/01/34
0

9235073       T08/G02     F                  292,000.00         ZZ
                          360                291,470.63         1
                          6.5000             1845.64            80
                          6.2500             1845.64
ANNAPOLIS     MD 21401    1                  06/01/04           00
0438143497                05                 07/01/04           0.0000
31310238                  O                  06/01/34
0

9235075       T08/G02     F                  280,000.00         ZZ
                          360                279,786.94         1
                          7.3750             1933.89            73
                          7.1250             1933.89
FALLS CHURCH  VA 22042    5                  06/04/04           00
0438143513                05                 08/01/04           0.0000
31340011                  O                  07/01/34
0

9237296       P01/G02     F                  59,400.00          ZZ
                          360                59,212.98          4
                          7.2500             405.21             90
                          7.0000             405.21
COHOES        NY 12047    1                  03/25/04           96
0437670813                05                 05/01/04           0.0000
1                         N                  04/01/34
0

9237371       G52/G02     F                  36,975.00          ZZ
                          360                36,975.00          1
                          7.0000             246.00             75
                          6.7500             246.00
KIRBY         TX 78219    1                  07/13/04           00
0438153983                05                 09/01/04           0.0000
7405022393                N                  08/01/34
0

9237451       P44/G02     F                  280,800.00         ZZ
                          360                280,800.00         1
                          6.3750             1751.83            80
                          6.1250             1751.83
MASHPEE       MA 02649    2                  07/16/04           00
0438159303                05                 09/01/04           0.0000
1                         O                  08/01/34
0

9237539       U42/G02     F                  240,000.00         TX
                          360                240,000.00         1
                          6.8750             1576.63            74
                          6.6250             1576.63
FORT WORTH    TX 76116    5                  07/14/04           00
0438159972                05                 09/01/04           0.0000
33400443                  O                  08/01/34
0

9237611       U87/G02     F                  580,000.00         ZZ
                          360                580,000.00         1
                          6.3750             3618.45            80
                          6.1250             3618.45
LOS ANGELES   CA 90036    5                  07/21/04           00
0438165615                05                 09/01/04           0.0000
6687                      O                  08/01/34
0

9238029       168/168     F                  42,750.00          ZZ
                          360                35,967.45          2
                          6.5000             270.21             90
                          6.2500             270.21
ROCHESTER     NY 14613    1                  06/14/04           04
0519520424                05                 08/01/04           25.0000
0519520424                N                  07/01/34
0

9238081       168/168     F                  19,350.00          ZZ
                          360                19,316.58          1
                          6.7500             125.50             90
                          6.5000             125.50
SPRINGFIELD   OH 45503    1                  05/24/04           11
0519810686                05                 07/01/04           25.0000
0519810686                N                  06/01/34
0

9238095       168/168     F                  60,750.00          ZZ
                          360                60,688.06          1
                          5.8750             359.36             80
                          5.6250             359.36
KISSIMMEE     FL 34747    1                  06/25/04           00
0519340531                01                 08/01/04           0.0000
0519340531                N                  07/01/34
0

9238099       168/168     F                  108,200.00         ZZ
                          360                108,078.76         1
                          5.3750             605.89             80
                          5.1250             605.89
ASHEVILLE     NC 28801    5                  06/16/04           00
051944760                 05                 08/01/04           0.0000
051944760                 N                  07/01/34
0

9238117       168/168     F                  79,200.00          ZZ
                          360                79,131.81          1
                          6.7500             513.69             90
                          6.5000             513.69
SMIRNA        GA 30080    1                  06/11/04           11
0519929764                05                 08/01/04           25.0000
0519929764                N                  07/01/34
0

9238121       168/168     F                  42,800.00          ZZ
                          360                42,764.92          1
                          7.0000             284.75             80
                          6.7500             284.75
COLLINGDALE   PA 19023    1                  06/22/04           00
0519992563                05                 08/01/04           0.0000
0519992563                N                  07/01/34
0

9238127       168/168     F                  30,150.00          ZZ
                          360                30,122.07          1
                          6.3750             188.10             90
                          6.1250             188.10
NIAGARA FALLS NY 14301    1                  06/04/04           04
0519625781                05                 08/01/04           25.0000
0519625781                N                  07/01/34
0

9238163       168/168     F                  45,800.00          ZZ
                          360                45,706.37          1
                          5.8750             270.93             74
                          5.6250             270.93
ROCHESTER     NY 14609    2                  05/27/04           00
0519486978                05                 07/01/04           0.0000
0519486978                N                  06/01/34
0

9238171       168/168     F                  58,350.00          ZZ
                          360                58,290.50          1
                          5.8750             345.17             80
                          5.6250             345.17
KISSIMMEE     FL 34747    1                  06/25/04           00
0519339207                01                 08/01/04           0.0000
0519339207                N                  07/01/34
0

9238173       168/168     F                  35,600.00          ZZ
                          360                35,532.26          1
                          6.2500             219.20             80
                          6.0000             219.20
HELENA        AR 72342    5                  05/28/04           00
0519673824                05                 07/01/04           0.0000
0519673824                N                  06/01/34
0

9238189       168/168     F                  49,500.00          ZZ
                          360                49,453.03          2
                          6.2500             304.78             90
                          6.0000             304.78
BINGHAMTON    NY 13905    1                  06/15/04           14
0519757882                05                 08/01/04           25.0000
0519757882                N                  07/01/34
0

9238221       168/168     F                  43,600.00          ZZ
                          360                43,559.62          1
                          6.3750             272.01             71
                          6.1250             272.01
MANCELONA     MI 49659    5                  06/11/04           00
0519602587                05                 08/01/04           0.0000
0519602587                N                  07/01/34
0

9238355       E22/G02     F                  86,660.00          ZZ
                          360                86,660.00          1
                          6.3750             540.65             80
                          6.1250             540.65
HORN LAKE     MS 38637    1                  07/23/04           00
0421528779                05                 09/01/04           0.0000
0421528779                O                  08/01/34
0

9238359       E22/G02     F                  53,750.00          ZZ
                          360                53,750.00          1
                          6.5000             339.74             55
                          6.2500             339.74
HOUSTON       TX 77009    2                  07/23/04           00
0421532268                05                 09/01/04           0.0000
0421532268                N                  08/01/34
0

9238407       E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          6.8750             341.60             80
                          6.6250             341.60
FAYETTEVILLE  NC 28301    1                  07/23/04           00
0421476748                05                 09/01/04           0.0000
0421476748                N                  08/01/34
0

9238413       E22/G02     F                  63,900.00          ZZ
                          360                63,900.00          1
                          6.7500             414.45             90
                          6.5000             414.45
AMARILLO      TX 79109    1                  07/23/04           10
0421478462                05                 09/01/04           30.0000
0421478462                O                  08/01/34
0

9238427       E22/G02     F                  52,800.00          ZZ
                          360                52,800.00          1
                          6.8750             346.86             80
                          6.6250             346.86
WILMINGTON    NC 28401    1                  07/23/04           00
0421485285                05                 09/01/04           0.0000
0421485285                N                  08/01/34
0

9238445       E22/G02     F                  81,550.00          ZZ
                          360                81,550.00          1
                          6.2500             502.12             49
                          6.0000             502.12
RAINER        WA 98576    2                  07/15/04           00
0421450503                05                 09/01/04           0.0000
0421450503                O                  08/01/34
0

9238461       E22/G02     F                  85,600.00          TX
                          360                85,600.00          1
                          6.8750             562.33             80
                          6.6250             562.33
HOUSTON       TX 77075    5                  07/19/04           00
0421456336                05                 09/01/04           0.0000
0421456336                O                  08/01/34
0

9238499       E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         1
                          6.5000             1251.49            80
                          6.2500             1251.49
SWANNANOA     NC 28778    2                  07/23/04           00
0421425026                05                 09/01/04           0.0000
0421425026                O                  08/01/34
0

9238527       E22/G02     F                  83,250.00          ZZ
                          360                83,250.00          2
                          7.0000             553.86             90
                          6.7500             553.86
PHOENIX       AZ 85041    1                  07/19/04           10
0421442765                05                 09/01/04           25.0000
0421442765                N                  08/01/34
0

9238529       E22/G02     F                  83,250.00          ZZ
                          360                83,250.00          2
                          6.6250             533.06             90
                          6.3750             533.06
PHOENIX       AZ 85041    1                  07/19/04           10
0421442963                05                 09/01/04           25.0000
0421442963                O                  08/01/34
0

9238559       E22/G02     F                  50,400.00          ZZ
                          360                50,400.00          1
                          7.1250             339.55             90
                          6.8750             339.55
HOPE MILLS    NC 28348    1                  07/23/04           01
0421413535                05                 09/01/04           25.0000
0421413535                N                  08/01/34
0

9238629       E22/G02     F                  50,050.00          ZZ
                          360                50,050.00          1
                          7.5000             349.96             75
                          7.2500             349.96
SOUTH BEND    IN 46628    5                  07/23/04           00
0421383977                05                 09/01/04           0.0000
0421383977                N                  08/01/34
0

9238637       E22/G02     F                  50,400.00          ZZ
                          360                50,400.00          1
                          7.1250             339.55             80
                          6.8750             339.55
NEW BERN      NC 28560    2                  07/23/04           00
0421346917                05                 09/01/04           0.0000
0421346917                N                  08/01/34
0

9238639       E22/G02     F                  44,250.00          ZZ
                          360                44,250.00          1
                          7.6250             313.20             75
                          7.3750             313.20
SPRING LAKE   NC 28390    2                  07/23/04           00
0421346925                05                 09/01/04           0.0000
0421346925                N                  08/01/34
0

9238647       E22/G02     F                  370,000.00         ZZ
                          360                370,000.00         1
                          6.6250             2369.15            80
                          6.3750             2369.15
LOXAHATCHEE   FL 33470    5                  07/19/04           00
0421348624                05                 09/01/04           0.0000
0421348624                O                  08/01/34
0

9238651       E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          6.7500             420.29             90
                          6.5000             420.29
WILLIAMSPORT  PA 17701    5                  07/19/04           04
0421349507                05                 09/01/04           25.0000
0421349507                O                  08/01/34
0

9238659       E22/G02     F                  67,200.00          ZZ
                          360                67,200.00          1
                          6.8750             441.46             80
                          6.6250             441.46
CLARKSVILLE   TN 37042    1                  07/23/04           00
0421351164                05                 09/01/04           0.0000
0421351164                N                  08/01/34
0

9238793       E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.7500             933.98             93
                          6.5000             933.98
GREER         SC 29651    5                  07/19/04           10
0421259912                05                 09/01/04           30.0000
0421259912                O                  08/01/34
0

9238817       E22/G02     F                  80,300.00          ZZ
                          360                80,300.00          1
                          6.0000             481.44             53
                          5.7500             481.44
LOLO          MT 59847    5                  07/15/04           00
0421283797                05                 09/01/04           0.0000
0421283797                N                  08/01/34
0

9238821       E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.8750             446.71             80
                          6.6250             446.71
FORT LAUDERDALFL 33301    1                  07/23/04           00
0421289299                05                 09/01/04           0.0000
0421289299                N                  08/01/34
0

9238833       E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          3
                          6.3750             533.41             73
                          6.1250             533.41
WILKES BARRE  PA 18702    2                  07/19/04           00
0421213257                05                 09/01/04           0.0000
0421213257                O                  08/01/34
0

9238855       E22/G02     F                  49,500.00          ZZ
                          360                49,500.00          1
                          7.2500             337.68             90
                          7.0000             337.68
NEW CASTLE    IN 47362    1                  07/23/04           01
0421251208                05                 09/01/04           25.0000
0421251208                O                  08/01/34
0

9238867       E22/G02     F                  78,000.00          ZZ
                          240                78,000.00          1
                          6.3750             575.82             65
                          6.1250             575.82
NEW ALBANY    IN 47150    5                  07/19/04           00
0421258625                05                 09/01/04           0.0000
0421258625                O                  08/01/24
0

9238869       E22/G02     F                  73,000.00          ZZ
                          360                73,000.00          3
                          7.8750             529.30             79
                          7.6250             529.30
CLEWISTON     FL 33440    1                  07/23/04           00
0421258880                05                 09/01/04           0.0000
0421258880                N                  08/01/34
0

9239047       E22/G02     F                  83,040.00          ZZ
                          360                83,040.00          1
                          6.5000             524.87             80
                          6.2500             524.87
FORT WAYNE    IN 46835    1                  07/23/04           00
0420901712                05                 09/01/04           0.0000
0420901712                O                  08/01/34
0

9239447       N74/G02     F                  64,350.00          ZZ
                          360                64,350.00          1
                          6.9900             427.69             90
                          6.7400             427.69
WILMINGTON    DE 19805    1                  07/19/04           10
0438158461                07                 09/01/04           25.0000
3300011140                N                  08/01/34
0

9240041       M96/G02     F                  55,800.00          ZZ
                          360                55,800.00          1
                          6.7500             361.92             90
                          6.5000             361.92
GRAND RAPIDS  MI 49504    1                  07/23/04           10
0438164360                05                 09/01/04           25.0000
200401499                 N                  08/01/34
0

9240739       168/168     F                  84,000.00          ZZ
                          360                83,847.70          1
                          6.5000             530.94             80
                          6.2500             530.94
CHARLOTTE     NC 28205    1                  05/24/04           00
0519690575                05                 07/01/04           0.0000
0519690575                N                  06/01/34
0

9240757       168/168     F                  59,900.00          ZZ
                          360                59,302.31          1
                          6.6250             383.55             80
                          6.3750             383.55
PERINTON      NY 14450    1                  08/20/03           00
0359914446                01                 10/01/03           0.0000
0359914446                N                  09/01/33
0

9240763       168/168     F                  32,000.00          ZZ
                          360                31,936.12          2
                          6.0000             191.86             70
                          5.7500             191.86
SYRACUSE      NY 13205    5                  05/14/04           00
0519374371                05                 07/01/04           0.0000
0519374371                N                  06/01/34
0

9240779       168/168     F                  181,500.00         ZZ
                          360                181,296.62         3
                          5.3750             1016.35            70
                          5.1250             1016.35
WEAVERVILLE   NC 28787    5                  06/16/04           00
0519386248                05                 08/01/04           0.0000
0519386248                N                  07/01/34
0

9240787       168/168     F                  98,000.00          ZZ
                          360                97,779.87          2
                          5.3750             548.78             70
                          5.1250             548.78
LANCASTER     NY 14086    2                  05/28/04           00
0519338278                05                 07/01/04           0.0000
0519338278                N                  06/01/34
0

9240791       168/168     F                  96,000.00          ZZ
                          360                95,892.42          1
                          5.3750             537.58             80
                          5.1250             537.58
ASHEVILLE     NC 28801    5                  06/16/04           00
0519386787                05                 08/01/04           0.0000
0519386787                N                  07/01/34
0

9240815       168/168     F                  63,000.00          ZZ
                          360                62,935.77          1
                          5.8750             372.67             90
                          5.6250             372.67
GRAND ISLAND  NY 14072    1                  06/14/04           14
0519584023                05                 08/01/04           25.0000
0519584023                N                  07/01/34
0

9240819       168/168     F                  76,500.00          ZZ
                          360                76,270.30          2
                          6.0000             458.66             90
                          5.7500             458.66
TROY          NY 12180    1                  04/29/04           10
0519352394                05                 06/01/04           25.0000
0519352394                N                  05/01/34
0

9240825       168/168     F                  98,400.00          ZZ
                          360                98,289.73          1
                          5.3750             551.02             80
                          5.1250             551.02
ASHEVILLE     NC 28803    5                  06/16/04           00
0519386531                05                 08/01/04           0.0000
0519386531                N                  07/01/34
0

9240837       168/168     F                  61,000.00          ZZ
                          360                60,697.20          2
                          5.6250             351.16             74
                          5.3750             351.16
BUFFALO       NY 14210    2                  05/26/04           00
0519401182                05                 07/01/04           0.0000
0519401182                N                  06/01/34
0

9240855       168/168     F                  111,600.00         ZZ
                          360                111,483.48         2
                          5.7500             651.27             90
                          5.5000             651.27
ALBANY        NY 12208    1                  06/02/04           14
0519624092                05                 08/01/04           25.0000
0519624092                N                  07/01/34
0

9240881       168/168     F                  80,050.00          ZZ
                          360                79,897.69          1
                          6.2500             492.88             80
                          6.0000             492.88
KINGSPORT     TN 37660    1                  05/26/04           00
0519683099                05                 07/01/04           0.0000
0519683099                N                  06/01/34
0

9240969       168/168     F                  65,700.00          ZZ
                          360                65,562.47          1
                          5.7500             383.41             90
                          5.5000             383.41
PORT CHARLOTTEFL 33952    1                  05/20/04           11
0519383222                01                 07/01/04           25.0000
0519383222                N                  06/01/34
0

9240973       168/168     F                  80,500.00          ZZ
                          360                80,319.18          2
                          5.3750             450.78             72
                          5.1250             450.78
LANCASTER     NY 14086    5                  05/28/04           00
0519338499                05                 07/01/04           0.0000
0519338499                N                  06/01/34
0

9240997       168/168     F                  246,000.00         ZZ
                          360                245,531.94         1
                          6.2500             1514.67            75
                          6.0000             1514.67
FULLERTON     CA 92833    5                  05/12/04           00
0519777662                01                 07/01/04           0.0000
0519777662                N                  06/01/34
0

9241031       168/168     F                  59,750.00          ZZ
                          360                59,695.98          1
                          6.5000             377.67             90
                          6.2500             377.67
GATES         NY 14624    1                  06/04/04           11
0519613627                05                 08/01/04           25.0000
0519613627                N                  07/01/34
0

9241035       168/168     F                  51,400.00          ZZ
                          360                51,358.89          1
                          7.1250             346.30             90
                          6.8750             346.30
GATES         NY 14624    1                  06/04/04           11
0519842863                05                 08/01/04           25.0000
0519842863                N                  07/01/34
0

9241099       168/168     F                  64,000.00          ZZ
                          360                63,944.89          1
                          6.7500             415.11             80
                          6.5000             415.11
CHARLOTTE     NC 28227    1                  06/25/04           00
0529312204                05                 08/01/04           0.0000
0529312204                N                  07/01/34
0

9241103       168/168     F                  65,000.00          ZZ
                          360                64,939.79          2
                          6.3750             405.52             73
                          6.1250             405.52
BUFFALO       NY 14216    5                  06/24/04           00
0519827333                05                 08/01/04           0.0000
0519827333                N                  07/01/34
0

9241109       168/168     F                  80,000.00          ZZ
                          360                77,699.12          1
                          6.0000             479.65             66
                          5.7500             479.65
CHARLOTTE     NC 28202    1                  06/18/04           00
0519980417                01                 08/01/04           0.0000
0519980417                N                  07/01/34
0

9241113       168/168     F                  348,000.00         ZZ
                          360                347,337.88         2
                          6.2500             2142.70            80
                          6.0000             2142.70
CARMICHAEL    CA 95608    1                  05/07/04           00
0519605969                05                 07/01/04           0.0000
0519605969                N                  06/01/34
0

9241129       168/168     F                  74,250.00          ZZ
                          360                74,118.60          2
                          6.6250             475.44             90
                          6.3750             475.44
COLUMBUS      OH 43204    1                  05/17/04           14
0519726634                05                 07/01/04           25.0000
0519726634                N                  06/01/34
0

9241213       168/168     F                  245,000.00         ZZ
                          360                244,756.10         1
                          6.0000             1468.90            74
                          5.7500             1468.90
BROOKHAVEN    NY 11776    5                  06/14/04           00
0519670485                05                 08/01/04           0.0000
0519670485                N                  07/01/34
0

9242731       E22/G02     F                  233,000.00         ZZ
                          360                233,000.00         1
                          6.5000             1472.72            63
                          6.2500             1472.72
YAKIMA        WA 98903    5                  07/20/04           00
0421035171                03                 09/01/04           0.0000
0421035171                O                  08/01/34
0

9242803       E22/G02     F                  54,450.00          ZZ
                          360                54,450.00          1
                          7.0000             362.26             90
                          6.7500             362.26
INDIANAPOLIS  IN 46226    1                  07/26/04           04
0421155888                05                 09/01/04           25.0000
0421155888                N                  08/01/34
0

9242867       E22/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          6.6250             448.22             65
                          6.3750             448.22
KENNER        LA 70065    5                  07/20/04           00
0421220930                05                 09/01/04           0.0000
0421220930                O                  08/01/34
0

9242893       E22/G02     F                  390,000.00         ZZ
                          360                390,000.00         1
                          6.3750             2433.09            48
                          6.1250             2433.09
SANTA YNEZ    CA 93460    5                  06/29/04           00
0421241183                05                 09/01/04           0.0000
0421241183                O                  08/01/34
0

9242979       E22/G02     F                  247,000.00         ZZ
                          360                247,000.00         1
                          6.5000             1561.21            95
                          6.2500             1561.21
MANSFIELD     TX 76063    2                  07/20/04           10
0421281940                03                 09/01/04           30.0000
0421281940                O                  08/01/34
0

9243171       E22/G02     F                  66,400.00          ZZ
                          360                66,400.00          1
                          6.5000             419.69             80
                          6.2500             419.69
HUEYTOWN      AL 35023    1                  07/26/04           00
0421305616                05                 09/01/04           0.0000
0421305616                O                  08/01/34
0

9243173       E22/G02     F                  543,700.00         ZZ
                          360                543,700.00         1
                          6.5000             3436.55            37
                          6.2500             3436.55
MORAGA        CA 94556    5                  07/13/04           00
0421306556                05                 09/01/04           0.0000
0421306556                O                  08/01/34
0

9243219       E22/G02     F                  68,800.00          ZZ
                          360                68,800.00          1
                          6.7500             446.24             76
                          6.5000             446.24
SANDPOINT     ID 83864    2                  07/20/04           00
0421332982                01                 09/01/04           0.0000
0421332982                N                  08/01/34
0

9243243       E22/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          6.3750             1073.06            80
                          6.1250             1073.06
DENVER        CO 80221    5                  07/20/04           00
0421359324                05                 09/01/04           0.0000
0421359324                O                  08/01/34
0

9244083       E22/G02     F                  150,500.00         ZZ
                          360                150,500.00         1
                          6.2500             926.65             79
                          6.0000             926.65
MIAMI         FL 33186    5                  07/21/04           00
0421453481                03                 09/01/04           0.0000
0421453481                O                  08/01/34
0

9244113       E22/G02     F                  255,000.00         ZZ
                          360                255,000.00         1
                          6.2500             1570.08            80
                          6.0000             1570.08
DUARTE        CA 91010    5                  07/14/04           00
0421475112                05                 09/01/04           0.0000
0421475112                O                  08/01/34
0

9244125       E22/G02     F                  63,750.00          ZZ
                          360                63,750.00          1
                          6.7500             413.48             75
                          6.5000             413.48
COLUMBIA CITY IN 46725    1                  07/26/04           00
0421482266                05                 09/01/04           0.0000
0421482266                N                  08/01/34
0

9244203       E22/G02     F                  405,000.00         ZZ
                          360                405,000.00         1
                          6.5000             2559.88            80
                          6.2500             2559.88
CHULA VISTA   CA 91910    5                  07/20/04           00
0421514795                05                 09/01/04           0.0000
0421514795                O                  08/01/34
0

9244223       E22/G02     F                  289,900.00         ZZ
                          360                289,900.00         1
                          6.3750             1808.60            77
                          6.1250             1808.60
GARDEN GROVE  CA 92840    2                  07/19/04           00
0421525304                05                 09/01/04           0.0000
0421525304                O                  08/01/34
0

9244963       M07/G02     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.2500             1921.04            80
                          6.0000             1921.04
PALM DESERT   CA 92211    5                  07/21/04           00
0438178444                03                 09/01/04           0.0000
02406281                  O                  08/01/34
0

9245539       642/G02     F                  251,200.00         ZZ
                          360                251,200.00         1
                          6.7500             1629.28            95
                          6.5000             1629.28
LOS ANGELES   CA 90044    5                  07/20/04           11
0438169526                05                 09/01/04           30.0000
07113504                  O                  08/01/34
0

9248013       E22/G02     F                  74,500.00          ZZ
                          360                74,500.00          1
                          7.1250             501.92             77
                          6.8750             501.92
KANSAS CITY   MO 64138    2                  07/27/04           00
0421364340                05                 09/01/04           0.0000
0421364340                N                  08/01/34
0

9248017       E22/G02     F                  92,800.00          ZZ
                          360                92,800.00          1
                          6.5000             586.56             80
                          6.2500             586.56
BAKER CITY    OR 97814    1                  07/21/04           00
0421367780                05                 09/01/04           0.0000
0421367780                O                  08/01/34
0

9248121       E22/G02     F                  277,600.00         ZZ
                          360                277,600.00         1
                          6.3750             1731.86            80
                          6.1250             1731.86
WELLINGTON    FL 33414    5                  07/22/04           00
0421501503                05                 09/01/04           0.0000
0421501503                O                  08/01/34
0

9248267       E22/G02     F                  50,000.00          TX
                          360                50,000.00          1
                          6.8750             328.46             54
                          6.6250             328.46
GRAND PRAIRIE TX 75052    5                  07/27/04           00
0421549213                05                 09/01/04           0.0000
0421549213                N                  08/01/34
0

9248311       E22/G02     F                  77,000.00          T
                          360                77,000.00          1
                          6.3750             480.38             41
                          6.1250             480.38
JELM          WY 82063    5                  07/27/04           00
0421413477                05                 09/01/04           0.0000
0421413477                O                  08/01/34
0

9248335       E22/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          6.2500             1539.29            80
                          6.0000             1539.29
ALBERTVILLE   AL 35950    2                  07/20/04           00
0420914616                05                 09/01/04           0.0000
0420914616                O                  08/01/34
0

9248347       E22/G02     F                  167,200.00         T
                          360                167,200.00         1
                          6.7500             1084.46            95
                          6.5000             1084.46
FORT COLLINS  CO 80521    1                  07/27/04           01
0421033408                01                 09/01/04           30.0000
0421033408                O                  08/01/34
0

9248413       E22/G02     F                  71,000.00          ZZ
                          360                71,000.00          2
                          7.1250             478.34             71
                          6.8750             478.34
SAGINAW       MI 48602    2                  07/27/04           00
0421196114                05                 09/01/04           0.0000
0421196114                N                  08/01/34
0

9248429       E22/G02     F                  50,175.00          ZZ
                          360                50,175.00          1
                          7.6250             355.14             90
                          7.3750             355.14
TARBORO       NC 27886    1                  07/27/04           10
0421217274                05                 09/01/04           25.0000
0421217274                N                  08/01/34
0

9249129       253/253     F                  50,040.00          ZZ
                          360                50,040.00          1
                          6.6250             320.42             90
                          6.3750             320.42
FORT WORTH    TX 76112    1                  07/16/04           11
355128                    05                 09/01/04           25.0000
355128                    N                  08/01/34
0

9250023       E22/G02     F                  87,200.00          TX
                          360                87,200.00          1
                          6.3750             544.01             80
                          6.1250             544.01
ARLINGTON     TX 76015    5                  07/23/04           00
0421327230                09                 09/01/04           0.0000
0421327230                O                  08/01/34
0

9250043       E22/G02     F                  177,410.00         ZZ
                          360                177,410.00         1
                          7.1250             1195.24            95
                          6.8750             1195.24
ALABASTER     AL 35007    5                  07/22/04           01
0421353152                05                 09/01/04           30.0000
0421353152                O                  08/01/34
0

9250233       E22/G02     F                  54,400.00          ZZ
                          360                54,400.00          2
                          6.6250             348.33             80
                          6.3750             348.33
ALTOONA       PA 16601    5                  07/23/04           00
0421432048                05                 09/01/04           0.0000
0421432048                O                  08/01/34
0

9250309       E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         2
                          6.5000             1137.72            70
                          6.2500             1137.72
SUMMIT ARGO   IL 60501    5                  07/23/04           00
0421374976                05                 09/01/04           0.0000
0421374976                O                  08/01/34
0

9252447       G34/G02     F                  31,200.00          T
                          360                31,200.00          1
                          7.3750             215.49             80
                          7.1250             215.49
HENDERSON     NV 89015    1                  07/06/04           00
0438167942                01                 09/01/04           0.0000
77421211                  O                  08/01/34
0

9252453       A39/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.7500             2075.51            78
                          6.5000             2075.51
CASTAIC       CA 91384    2                  07/16/04           00
0438167256                29                 09/01/04           0.0000
2401083RFC                O                  08/01/34
0

9254123       H81/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          7.0000             332.65             77
                          6.7500             332.65
MILWAUKEE     WI 53208    5                  07/28/04           00
0438170474                05                 09/01/04           0.0000
WH25882                   O                  08/01/34
0

9254181       N74/G02     F                  54,150.00          ZZ
                          360                54,150.00          1
                          7.0000             360.26             95
                          6.7500             360.26
CHESAPEAKE    VA 23320    5                  07/22/04           10
0438172736                07                 09/01/04           30.0000
0034945010                O                  08/01/34
0

9263022       313/G02     F                  640,000.00         ZZ
                          360                637,666.83         1
                          6.5000             4045.24            80
                          6.2500             4045.24
FALLS CHURCH  VA 22041    5                  03/08/04           00
0437681406                05                 05/01/04           0.0000
10119733                  O                  04/01/34
0

9435027       E22/G02     F                  28,750.00          ZZ
                          360                28,750.00          1
                          6.7500             186.47             32
                          6.5000             186.47
WALLA WALLA   WA 99362    1                  07/23/04           00
0421421462                05                 09/01/04           0.0000
0421421462                O                  08/01/34
0

9435145       E22/G02     F                  55,000.00          ZZ
                          360                55,000.00          1
                          6.7500             356.73             78
                          6.5000             356.73
FAYETTEVILLE  NC 28314    5                  07/26/04           00
0421465329                05                 09/01/04           0.0000
0421465329                O                  08/01/34
0

9435191       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.3750             524.05             78
                          6.1250             524.05
YAKIMA        WA 98901    5                  07/26/04           00
0421496381                05                 09/01/04           0.0000
0421496381                O                  08/01/34
0

9435241       E22/G02     F                  42,750.00          ZZ
                          360                42,750.00          1
                          7.1250             288.01             90
                          6.8750             288.01
HOUSTON       TX 77042    1                  07/30/04           10
0421514951                01                 09/01/04           25.0000
0421514951                O                  08/01/34
0

9435457       E22/G02     F                  66,600.00          ZZ
                          360                66,600.00          1
                          6.8750             437.51             90
                          6.6250             437.51
HOUSTON       TX 77032    1                  07/28/04           10
0421560087                03                 09/01/04           25.0000
0421560087                N                  08/01/34
0

9435559       E22/G02     F                  50,400.00          ZZ
                          360                50,400.00          1
                          6.7500             326.89             80
                          6.5000             326.89
PENSACOLA     FL 32505    5                  07/30/04           00
0420545725                05                 09/01/04           0.0000
0420545725                N                  08/01/34
0

9435767       E22/G02     F                  128,250.00         ZZ
                          360                128,250.00         1
                          7.0000             853.25             95
                          6.7500             853.25
DAVENPORT     FL 33837    5                  07/26/04           10
0421409863                03                 09/01/04           30.0000
0421409863                O                  08/01/34
0

9435793       E22/G02     F                  57,000.00          ZZ
                          360                57,000.00          1
                          6.5000             360.28             73
                          6.2500             360.28
BARTESLVILLE  OK 74006    2                  07/30/04           00
0420926586                05                 09/01/04           0.0000
0420926586                N                  08/01/34
0

9436069       E22/G02     F                  73,245.00          ZZ
                          360                73,245.00          1
                          7.0000             487.30             95
                          6.7500             487.30
ARLINGTON     TX 76014    1                  07/30/04           04
0421276999                03                 09/01/04           30.0000
0421276999                O                  08/01/34
0

9436217       E22/G02     F                  55,920.00          ZZ
                          360                55,920.00          1
                          6.8750             367.35             80
                          6.6250             367.35
ASHEVILLE     NC 28806    1                  07/30/04           00
0421394321                05                 09/01/04           0.0000
0421394321                N                  08/01/34
0

9436883       M07/G02     F                  71,550.00          ZZ
                          360                71,550.00          1
                          6.5000             452.24             90
                          6.2500             452.24
TWENTYNINE PALCA 92277    1                  07/20/04           10
0438181638                05                 09/01/04           25.0000
02406235                  O                  08/01/34
0

9437155       P01/G02     F                  54,900.00          ZZ
                          360                54,900.00          2
                          7.1250             369.87             90
                          6.8750             369.87
ALBANY        NY 12209    1                  07/15/04           10
0438172397                05                 09/01/04           25.0000
04003149                  N                  08/01/34
0

9438257       E22/G02     F                  279,000.00         ZZ
                          360                279,000.00         1
                          6.3750             1740.60            90
                          6.1250             1740.60
COVINA        CA 91724    5                  07/27/04           04
0421445735                01                 09/01/04           25.0000
0421445735                O                  08/01/34
0

9438379       E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          6.6250             845.21             80
                          6.3750             845.21
CARROLLTON    OH 44615    5                  07/28/04           00
0421545468                05                 09/01/04           0.0000
0421545468                O                  08/01/34
0

9440335       U85/G02     F                  70,400.00          ZZ
                          360                70,400.00          1
                          6.7500             456.61             80
                          6.5000             456.61
DURANT        IA 52747    5                  07/28/04           00
0438178113                05                 09/01/04           0.0000
TQSHOFFMAN                O                  08/01/34
0

9440361       N74/G02     F                  82,350.00          ZZ
                          360                82,350.00          1
                          7.5000             575.80             90
                          7.2500             575.80
BELVIDERE     NC 27919    5                  07/21/04           10
0438180358                05                 09/01/04           25.0000
034934010                 O                  08/01/34
0

9440365       U85/G02     F                  73,800.00          ZZ
                          360                73,800.00          1
                          7.0000             490.99             90
                          6.7500             490.99
FRANKLIN      IN 46131    2                  07/30/04           11
0438181810                05                 09/01/04           25.0000
TQS80INDY                 N                  08/01/34
0

9440553       U05/G02     F                  208,000.00         ZZ
                          360                208,000.00         1
                          7.1250             1401.33            95
                          6.8750             1401.33
PATASKALA     OH 43062    5                  07/20/04           10
0438182651                05                 09/01/04           30.0000
3000634914                O                  08/01/34
0

9441271       N74/G02     F                  80,750.00          ZZ
                          360                80,690.07          1
                          7.5000             564.62             85
                          7.2500             564.62
MOUNT HOLLY   NC 28120    5                  07/23/04           10
0438180812                05                 08/28/04           12.0000
0034947010                O                  07/28/34
0

9443121       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.1250             303.81             67
                          5.8750             303.81
HOUSTON       TX 77042    1                  08/03/04           00
0421519323                01                 09/01/04           0.0000
0421519323                O                  08/01/34
0

9443137       E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          6.5000             409.58             90
                          6.2500             409.58
PHOENIX       AZ 85029    1                  07/27/04           10
0421544560                01                 09/01/04           25.0000
0421544560                N                  08/01/34
0

9443533       E22/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          6.7500             1686.36            80
                          6.5000             1686.36
LOS ANGELES   CA 90042    5                  07/23/04           00
0421138751                05                 09/01/04           0.0000
0421138751                O                  08/01/34
0

9445597       E22/G02     F                  395,000.00         ZZ
                          360                395,000.00         1
                          6.5000             2496.67            70
                          6.2500             2496.67
IRVINE        CA 92614    5                  07/29/04           00
0421384728                03                 09/01/04           0.0000
0421384728                O                  08/01/34
0

9445793       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.6250             512.25             80
                          6.3750             512.25
RICHMOND      VA 23224    5                  07/30/04           00
0421533480                05                 09/01/04           0.0000
0421533480                O                  08/01/34
0

9449954       R68/G02     F                  193,500.00         ZZ
                          360                193,320.78         1
                          6.3750             1207.19            90
                          6.1250             1207.19
PEMBROKE PINESFL 33024    1                  06/18/04           10
0438099434                05                 08/01/04           25.0000
11042506                  O                  07/01/34
0

9462674       R68/G02     F                  267,250.00         ZZ
                          360                267,250.00         1
                          6.5000             1689.20            83
                          6.2500             1689.20
PEMBROKE PINESFL 33028    1                  07/12/04           10
0438124877                03                 09/01/04           25.0000
11131766                  O                  08/01/34
0

9467042       X78/G02     F                  412,000.00         T
                          360                411,618.41         1
                          6.3750             2570.34            80
                          6.1250             2570.34
WILTON MANORS FL 33311    1                  07/01/04           00
0438159675                05                 08/01/04           0.0000
991057                    O                  07/01/34
0

999992311     144/144     F                  327,080.00         ZZ
                          360                326,791.42         1
                          6.6250             2094.33            66
                          6.3750             2094.33
SAUGERTIES    NY 12477    2                  06/25/04           00
1                         05                 08/01/04           0.0000
1                         O                  07/01/34
0

Total Number of Loans     1,249

Total Original Balance    217,968,284.50

Total Principal Balance   217,512,004.93

Total Original P+I        1,360,565.61

Total Current P+I         1,360,565.61

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
5881420                                 0.2500
39342.43                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.0000                                  1.7950

8283335                                 0.2500
61333.30                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

8380660                                 0.2500
49224.20                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

8726744                                 0.2500
353376.09                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

8855930                                 0.2500
201229.88                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

8867328                                 0.2500
131974.06                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

8873612                                 0.2500
59599.05                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

8890756                                 0.2500
101231.20                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

8944573                                 0.2500
286172.76                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

8957243                                 0.2500
247749.25                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

8965200                                 0.2500
53490.83                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

8974333                                 0.2500
172268.87                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

8982257                                 0.2500
318992.89                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8988531                                 0.2500
289486.04                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

8993237                                 0.2500
150978.61                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9002295                                 0.2500
363795.97                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9003135                                 0.2500
281069.77                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9003415                                 0.2500
763398.77                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9003449                                 0.2500
254216.23                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9004563                                 0.2500
267207.08                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9005609                                 0.2500
136049.69                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9017503                                 0.2500
265788.43                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9017905                                 0.2500
383196.24                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9027610                                 0.2500
192689.33                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9028358                                 0.2500
377726.47                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9034605                                 0.2500
80310.46                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9036293                                 0.2500
348632.16                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9040667                                 0.2500
82649.89                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9047399                                 0.2500
229223.36                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9047523                                 0.2500
298986.99                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9047539                                 0.2500
363344.69                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9047543                                 0.2500
298986.99                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9047569                                 0.2500
64563.24                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9047571                                 0.2500
299010.36                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9047573                                 0.2500
99654.39                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9047595                                 0.2500
199629.52                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9047611                                 0.2500
263129.15                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9047959                                 0.2500
212970.75                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9047999                                 0.2500
174893.43                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9048079                                 0.2500
238942.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048159                                 0.2500
252880.28                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048239                                 0.2500
259118.47                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048319                                 0.2500
199385.27                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9048363                                 0.2500
164255.46                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9048367                                 0.2500
298677.45                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048379                                 0.2500
252203.75                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9048381                                 0.2500
258853.82                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048391                                 0.2500
271159.56                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9048405                                 0.2500
241878.11                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9048421                                 0.2500
299010.36                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048439                                 0.2500
300943.96                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9048479                                 0.2500
294026.86                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048537                                 0.2500
194371.66                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9048541                                 0.2500
275089.54                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9048569                                 0.2500
139516.12                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9048571                                 0.2500
186291.39                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9048581                                 0.2500
301973.82                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9049531                                 0.2500
293030.17                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9050285                                 0.2500
332599.21                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9050301                                 0.2500
211300.67                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9050427                                 0.2500
285055.42                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9050585                                 0.2500
214323.35                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9051083                                 0.2500
297283.46                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9051769                                 0.2500
59578.84                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9051775                                 0.2500
72260.83                                0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9057047                                 0.2500
317984.86                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9057061                                 0.2500
146910.40                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9057067                                 0.2500
211378.69                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9057081                                 0.2500
266229.19                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9064385                                 0.2500
87000.00                                0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9066603                                 0.2500
51903.14                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9066697                                 0.2500
279159.57                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9066701                                 0.2500
231633.35                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9069771                                 0.2500
59891.23                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9075269                                 0.2500
435060.11                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9075297                                 0.2500
396358.74                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9075371                                 0.2500
488345.40                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9075391                                 0.2500
573266.87                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9075399                                 0.2500
717568.78                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9075559                                 0.2500
548054.55                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9080212                                 0.2500
26816.10                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9083063                                 0.2500
183041.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083115                                 0.2500
278172.10                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083181                                 0.2500
68951.75                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083193                                 0.2500
255468.77                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083197                                 0.2500
47578.97                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083215                                 0.2500
36274.21                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9083223                                 0.9400
69804.46                                0.0300
6.3750                                  0.0000
5.4350                                  0.0000
5.4050
5.4050                                  0.0000

9083345                                 0.2500
43090.47                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083379                                 0.2500
204580.07                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083403                                 0.2500
93344.76                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9083553                                 0.2500
70456.40                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083617                                 0.2500
227347.59                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9083697                                 0.2500
39932.58                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083709                                 0.2500
62803.98                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083729                                 0.2500
97726.23                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9083769                                 0.2500
63812.29                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083849                                 0.2500
35140.69                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083855                                 0.2500
35939.33                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083861                                 0.2500
35939.33                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083867                                 0.2500
36737.99                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9083909                                 0.2500
59018.01                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9084025                                 0.2500
187184.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9089055                                 0.2500
332573.20                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9092610                                 0.2500
51427.65                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9094897                                 0.2500
237998.28                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9095759                                 0.2500
71057.89                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9095837                                 0.2500
455329.50                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9096987                                 0.2500
343689.02                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9101215                                 0.2500
183387.16                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9101249                                 0.2500
99770.10                                0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9101343                                 0.2500
219445.33                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9102785                                 0.2500
287733.25                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9105613                                 0.2500
114964.52                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9108127                                 0.2500
284536.22                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9108505                                 0.2500
459584.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9108935                                 0.2500
247770.30                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9111881                                 0.2500
189832.37                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9113655                                 0.2500
61154.80                                0.0800
7.5250                                  0.0000
7.2750                                  0.0000
7.1950
6.0000                                  1.1950

9117727                                 0.2500
254265.30                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9117745                                 0.2500
180955.09                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9117749                                 0.2500
175665.13                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9119723                                 0.2500
90913.66                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9119731                                 0.2500
429201.36                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9119747                                 0.2500
454134.31                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9119763                                 0.2500
77787.32                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9119773                                 0.2500
191634.69                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9119777                                 0.2500
180480.10                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9119781                                 0.2500
370855.99                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9119787                                 0.2500
61443.85                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9119841                                 0.2500
76664.11                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9119859                                 0.2500
344297.49                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9119863                                 0.2500
593947.20                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9119877                                 0.2500
359298.41                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9119883                                 0.2500
439142.50                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9119887                                 0.2500
493441.22                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9119891                                 0.2500
423193.28                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9119895                                 0.2500
418701.86                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9119899                                 0.2500
587009.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9119903                                 0.2500
359282.70                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120217                                 0.2500
499526.82                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120225                                 0.2500
155481.16                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9120229                                 0.2500
258353.06                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120233                                 0.2500
287526.46                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9120285                                 0.2500
175109.98                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9120295                                 0.2500
358954.48                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120307                                 0.2500
101686.48                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120329                                 0.2500
217521.66                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9120333                                 0.2500
290644.59                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9120337                                 0.2500
298567.74                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9120341                                 0.2500
82668.43                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120345                                 0.2500
69863.57                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9120349                                 0.2500
144710.58                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9120363                                 0.2500
236519.86                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120371                                 0.2500
127754.31                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120383                                 0.2500
129979.81                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9120387                                 0.2500
111279.84                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9120397                                 0.2500
87056.13                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120405                                 0.2500
44914.36                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120479                                 0.2500
89828.76                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120487                                 0.2500
79213.92                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9120497                                 0.2500
228608.90                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9120501                                 0.2500
304147.59                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9120521                                 0.2500
89729.85                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9120529                                 0.2500
173103.26                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120535                                 0.2500
230510.58                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120537                                 0.2500
52928.10                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120551                                 0.2500
81865.17                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9120553                                 0.2500
333109.54                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9120567                                 0.2500
223241.47                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120571                                 0.2500
52223.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9120575                                 0.2500
197691.74                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9120579                                 0.2500
84368.78                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9120591                                 0.2500
259517.08                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120599                                 0.2500
182906.03                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9120611                                 0.2500
81122.75                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120613                                 0.2500
197407.94                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9120623                                 0.2500
112717.86                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9120665                                 0.2500
58393.95                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9120673                                 0.2500
58351.72                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9120685                                 0.2500
154675.56                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9120691                                 0.2500
203782.58                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120697                                 0.2500
208609.36                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120701                                 0.2500
184181.39                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9120705                                 0.2500
332356.51                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120713                                 0.2500
55658.55                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9120729                                 0.2500
379294.21                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120755                                 0.2500
329175.92                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9120767                                 0.2500
298986.96                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9120781                                 0.2500
67827.09                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9120791                                 0.2500
57240.91                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9120809                                 0.2500
327375.92                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120833                                 0.2500
329009.51                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9120847                                 0.2500
57504.11                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9120863                                 0.2500
153706.98                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120881                                 0.2500
61821.74                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120899                                 0.2500
66637.50                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9120905                                 0.2500
67873.69                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9120929                                 0.2500
91026.47                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9120939                                 0.2500
239022.69                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120963                                 0.2500
155655.87                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120969                                 0.2500
255866.31                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9120993                                 0.2500
115762.88                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9120999                                 0.2500
89034.34                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121029                                 0.2500
110034.67                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121035                                 0.2500
92278.29                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121039                                 0.9400
246984.04                               0.0800
7.8750                                  0.0000
6.9350                                  0.0000
6.8550
6.0000                                  0.8550

9121043                                 0.2500
159532.07                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9121047                                 0.2500
107057.30                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121055                                 0.2500
235443.28                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121061                                 0.2500
183713.91                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121081                                 0.2500
482879.69                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121119                                 0.2500
324865.64                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121125                                 0.2500
72576.24                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121139                                 0.2500
84191.25                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121145                                 0.2500
324499.52                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121151                                 0.2500
237618.20                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9121167                                 0.2500
273714.54                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121191                                 0.2500
476043.15                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121193                                 0.2500
243000.81                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121207                                 0.2500
170399.12                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121219                                 0.2500
134544.12                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9121227                                 0.2500
172566.58                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121229                                 0.2500
62208.21                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121233                                 0.2500
40341.31                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121237                                 0.2500
40341.31                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121243                                 0.2500
40341.31                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121253                                 0.2500
167648.36                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9121279                                 0.2500
224062.37                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9121319                                 0.2500
192259.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121327                                 0.2500
268905.99                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121331                                 0.2500
268170.26                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121339                                 0.2500
49441.66                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9121343                                 0.2500
46279.48                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121351                                 0.2500
183658.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121375                                 0.2500
89337.40                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121387                                 0.2500
259256.03                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121399                                 0.2500
110473.71                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121403                                 0.2500
87598.46                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121411                                 0.2500
63819.76                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121415                                 0.2500
112336.84                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9121431                                 0.2500
267717.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121435                                 0.2500
52543.01                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9121439                                 0.2500
26953.36                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121443                                 0.2500
123600.42                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9121447                                 0.2500
73400.54                                0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121453                                 0.2500
169691.79                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121457                                 0.2500
84834.34                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121461                                 0.2500
332649.75                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9121481                                 0.2500
179409.43                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121499                                 0.2500
305768.90                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121503                                 0.2500
228788.06                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121505                                 0.2500
87392.02                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121525                                 0.2500
213592.83                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121529                                 0.2500
294352.72                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121557                                 0.2500
81854.90                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9121575                                 0.2500
265520.88                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121585                                 0.2500
233066.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121599                                 0.2500
284120.56                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121607                                 0.2500
71679.29                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9121615                                 0.2500
313620.51                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9121619                                 0.2500
228475.68                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9121645                                 0.2500
22231.01                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9121653                                 0.2500
167880.83                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121659                                 0.2500
276148.60                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121667                                 0.2500
333017.87                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121671                                 0.2500
354008.34                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121673                                 0.2500
185386.43                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9121677                                 0.2500
83847.71                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121679                                 0.2500
201421.24                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121683                                 0.2500
299055.83                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9121689                                 0.2500
76956.76                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9121705                                 0.2500
102120.78                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121707                                 0.2500
480708.32                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9121719                                 0.2500
293528.38                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9121721                                 0.2500
53954.36                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9121723                                 0.2500
303812.87                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9121727                                 0.2500
57500.52                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121729                                 0.2500
190583.89                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9121733                                 0.2500
169912.40                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121735                                 0.2500
299366.33                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121737                                 0.9000
210244.05                               0.0800
8.5000                                  0.0000
7.6000                                  0.0000
7.5200
6.0000                                  1.5200

9121739                                 0.2500
239190.62                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121751                                 0.2500
60139.51                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9121763                                 0.2500
498463.18                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121771                                 0.2500
85835.89                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121775                                 0.2500
59780.59                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9121785                                 0.2500
223923.75                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9121787                                 0.2500
64631.66                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121799                                 0.2500
485251.79                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121843                                 0.2500
255284.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121845                                 0.2500
422233.13                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121847                                 0.2500
41471.99                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121849                                 0.2500
184621.84                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121851                                 0.2500
63825.47                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121855                                 0.2500
39921.28                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9121861                                 0.2500
269227.42                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121875                                 0.2500
219528.50                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9121881                                 0.2500
65366.11                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121885                                 0.2500
249267.30                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9121929                                 0.2500
245904.63                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121931                                 0.2500
75855.03                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121939                                 0.2500
278887.84                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9121945                                 0.2500
112104.36                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9121949                                 0.2500
73702.59                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9121951                                 0.2500
80860.12                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121957                                 0.2500
209637.36                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9121973                                 0.2500
408291.58                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9121977                                 0.2500
198430.58                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121981                                 0.2500
333065.09                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121989                                 0.2500
85237.50                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9121993                                 0.2500
311487.01                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9121995                                 0.2500
303043.23                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9121997                                 0.2500
56835.52                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9121999                                 0.2500
274536.60                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9122039                                 0.2500
79736.08                                0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9122083                                 0.2500
89841.13                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9122085                                 0.2500
278640.92                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122093                                 0.2500
94255.90                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9122099                                 0.2500
83254.45                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122101                                 0.2500
83387.17                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9122103                                 0.2500
74397.59                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122105                                 0.2500
79287.59                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122107                                 0.2500
85325.22                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122113                                 0.2500
211129.02                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122129                                 0.2500
309112.95                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122203                                 0.2500
485806.85                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9122211                                 0.2500
43880.02                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122221                                 0.2500
179854.01                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9122229                                 0.2500
288101.53                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122235                                 0.2500
319095.21                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122237                                 0.2500
221625.91                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9122239                                 0.2500
199591.18                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122245                                 0.2500
143776.43                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9122285                                 0.2500
268846.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122293                                 0.2500
333177.77                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9122301                                 0.2500
332811.86                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9122303                                 0.2500
224247.96                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122305                                 0.2500
89811.61                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9122307                                 0.2500
54897.85                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122323                                 0.2500
224641.77                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122327                                 0.2500
14962.89                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9122329                                 0.2500
307075.54                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9122399                                 0.2500
107698.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122407                                 0.2500
134564.99                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9122409                                 0.2500
74864.01                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122419                                 0.2500
53446.62                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122421                                 0.2500
83388.07                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9122425                                 0.2500
298956.42                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122427                                 0.2500
68317.70                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9122429                                 0.2500
230538.93                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9122447                                 0.2500
85193.75                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9122451                                 0.2500
57083.08                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122479                                 0.2500
69872.97                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122487                                 0.2500
82545.48                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122507                                 0.2500
167519.28                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122509                                 0.2500
332649.75                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9122511                                 0.2500
86277.43                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9122515                                 0.2500
185027.35                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122517                                 0.2500
142738.54                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9122521                                 0.2500
216416.72                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9122529                                 0.2500
69768.90                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9122543                                 0.2500
218782.93                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122561                                 0.2500
160693.67                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122563                                 0.2500
80830.45                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9122567                                 0.2500
89736.24                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9122569                                 0.2500
240931.65                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9122575                                 0.2500
322570.13                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9122577                                 0.2500
98197.04                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122581                                 0.2500
87835.55                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122593                                 0.2500
60389.54                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9122609                                 0.2500
283175.72                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122613                                 0.2500
291579.41                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9122615                                 0.2500
306669.62                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122619                                 0.2500
192261.41                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122623                                 0.2500
131730.18                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122645                                 0.2500
79751.59                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122669                                 0.2500
72861.10                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122675                                 0.2500
89832.83                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122679                                 0.2500
66173.48                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9122691                                 0.2500
45477.38                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122699                                 0.2500
119552.14                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9122703                                 0.2500
84838.28                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122711                                 0.2500
332396.29                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122719                                 0.2500
228145.30                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122759                                 0.2500
71417.11                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122769                                 0.9400
269465.07                               0.0800
8.1250                                  0.0000
7.1850                                  0.0000
7.1050
6.0000                                  1.1050

9122773                                 0.2500
296511.68                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9122775                                 0.2500
229357.50                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122799                                 0.2500
91676.64                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9122803                                 0.2500
79727.89                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9122823                                 0.2500
89441.46                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9122827                                 0.2500
231216.58                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9122839                                 0.2500
73496.78                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122849                                 0.2500
246240.81                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122865                                 0.2500
227312.34                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9122887                                 0.2500
70986.27                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9122901                                 0.2500
171173.69                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122905                                 0.2500
177989.24                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122909                                 0.2500
187624.74                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9122911                                 0.2500
34939.57                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9122913                                 0.2500
198021.55                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9122915                                 0.2500
321708.12                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9122917                                 0.2500
46540.43                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9122919                                 0.2500
88443.24                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9122959                                 0.2500
185428.27                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123057                                 0.2500
90851.57                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123069                                 0.2500
80638.30                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123071                                 0.2500
69860.27                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123073                                 0.2500
181676.39                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123121                                 0.2500
55655.05                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123123                                 0.2500
64368.14                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123131                                 0.2500
478959.30                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123141                                 0.2500
70935.72                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123145                                 0.2500
241639.36                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123151                                 0.2500
73110.23                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123159                                 0.2500
33243.88                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123199                                 0.2500
75647.80                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123201                                 0.2500
34950.44                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123203                                 0.2500
87655.14                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123223                                 0.2500
319353.29                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123225                                 0.2500
50065.50                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123229                                 0.2500
30346.17                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9123231                                 0.2500
82649.87                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123237                                 0.2500
251296.04                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123243                                 0.2500
80679.38                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123247                                 0.2500
80773.71                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123249                                 0.2500
39529.91                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9123283                                 0.2500
186525.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123287                                 0.2500
363365.69                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9123293                                 0.2500
81687.27                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123301                                 0.2500
82574.23                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123303                                 0.2500
484755.99                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9123307                                 0.2500
217666.52                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9123309                                 0.2500
215381.94                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123311                                 0.2500
79829.53                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123315                                 0.2500
193788.17                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123317                                 0.2500
189638.75                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123323                                 0.2500
283824.11                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123331                                 0.2500
241307.54                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123335                                 0.2500
398782.91                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123349                                 0.2500
302294.61                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123353                                 0.2500
295345.32                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123355                                 0.2500
261910.38                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9123407                                 0.2500
199399.58                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123413                                 0.2500
45125.68                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9123417                                 0.2500
244228.91                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123431                                 0.2500
51894.25                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123435                                 0.2500
151554.52                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123439                                 0.2500
82104.46                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9123443                                 0.2500
182995.07                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123447                                 0.2500
86077.83                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123463                                 0.2500
124725.73                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123467                                 0.2500
58291.51                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123471                                 0.2500
74268.34                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9123511                                 0.2500
47915.07                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9123537                                 0.2500
143676.56                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9123539                                 0.2500
63807.88                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123545                                 0.2500
242669.43                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123551                                 0.2500
37719.87                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123555                                 0.2500
61401.49                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123557                                 0.9400
274329.05                               0.0800
8.0000                                  0.0000
7.0600                                  0.0000
6.9800
6.0000                                  0.9800

9123561                                 0.2500
192152.43                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123563                                 0.2500
243546.80                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123565                                 0.2500
123456.94                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123567                                 0.2500
103787.42                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123569                                 0.2500
179622.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123573                                 0.2500
89696.08                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9123599                                 0.2500
177537.63                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123603                                 0.2500
206107.91                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123611                                 0.2500
93697.10                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123613                                 0.2500
231317.51                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123615                                 0.2500
233595.93                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123617                                 0.2500
223359.05                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123625                                 0.2500
119754.70                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123629                                 0.2500
181255.77                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123647                                 0.2500
51653.14                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123653                                 0.2500
179509.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123663                                 0.2500
332573.17                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9123667                                 0.2500
112865.56                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9123673                                 0.2500
85137.49                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123683                                 0.2500
59198.10                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123685                                 0.2500
134380.92                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9123687                                 0.2500
223343.51                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123693                                 0.2500
87410.68                                0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123703                                 0.2500
295380.42                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123705                                 0.2500
240129.39                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123707                                 0.2500
69423.90                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123713                                 0.2500
171097.81                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123715                                 0.2500
50308.61                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123717                                 0.2500
50308.61                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123719                                 0.2500
546827.75                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123759                                 0.2500
57952.08                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123765                                 0.2500
55835.86                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123773                                 0.2500
87053.04                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123777                                 0.2500
243145.27                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123783                                 0.2500
215608.40                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123785                                 0.2500
231336.14                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123791                                 0.2500
89433.58                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123793                                 0.9400
41205.14                                0.0800
7.3750                                  0.0000
6.4350                                  0.0000
6.3550
6.0000                                  0.3550

9123795                                 0.2500
125688.49                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123797                                 0.2500
332435.48                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9123803                                 0.2500
114620.64                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123809                                 0.2500
109645.53                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123819                                 0.2500
88533.47                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123823                                 0.2500
81333.39                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123825                                 0.2500
50308.61                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123829                                 0.2500
93711.05                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123831                                 0.2500
74277.66                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9123839                                 0.2500
185053.20                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123841                                 0.2500
136637.02                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9123845                                 0.2500
33512.72                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123847                                 0.2500
22465.64                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9123849                                 0.2500
226069.20                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123853                                 0.2500
219323.52                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123855                                 0.2500
67805.42                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123857                                 0.2500
59736.67                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123863                                 0.2500
166232.91                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9123873                                 0.2500
53802.27                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123875                                 0.2500
46715.15                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123879                                 0.2500
91729.31                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9123885                                 0.2500
90094.73                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9123887                                 0.2500
279427.57                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123895                                 0.2500
78164.68                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9123897                                 0.2500
186731.63                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123901                                 0.2500
72950.53                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123903                                 0.2500
331996.43                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123907                                 0.2500
89742.47                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9123909                                 0.2500
213416.47                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9123919                                 0.2500
106762.92                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123921                                 0.2500
74800.43                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123927                                 0.2500
154675.56                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9123933                                 0.2500
71680.71                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9123959                                 0.2500
83168.22                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123965                                 0.2500
195054.42                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9123969                                 0.2500
181812.26                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123975                                 0.2500
61104.21                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9123981                                 0.2500
107768.54                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9123985                                 0.2500
265551.76                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123987                                 0.2500
282669.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9123991                                 0.2500
107719.46                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9123993                                 0.2500
38634.77                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9123999                                 0.2500
176643.98                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124003                                 0.2500
71875.65                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124005                                 0.2500
235550.97                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124009                                 0.2500
201678.21                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124019                                 0.2500
180231.37                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9124021                                 0.2500
318962.45                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9124023                                 0.2500
88882.52                                0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9124037                                 0.2500
197555.26                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9124041                                 0.2500
74546.07                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124043                                 0.2500
212071.73                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124045                                 0.2500
213063.57                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124047                                 0.2500
259505.31                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124059                                 0.2500
98982.34                                0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9124063                                 0.2500
206348.52                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124069                                 0.9400
201088.97                               0.0300
6.8750                                  0.0000
5.9350                                  0.0000
5.9050
5.9050                                  0.0000

9124073                                 0.2500
287135.57                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124075                                 0.2500
561002.92                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9124077                                 0.2500
70854.85                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124083                                 0.2500
319066.27                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124087                                 0.2500
104383.72                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124099                                 0.2500
59871.40                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124103                                 0.2500
79753.28                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124105                                 0.2500
83824.16                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124107                                 0.2500
332674.33                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124109                                 0.2500
167477.72                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124139                                 0.2500
104669.52                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124143                                 0.2500
82302.08                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124147                                 0.2500
275474.88                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124149                                 0.2500
327889.05                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9124155                                 0.2500
92714.12                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124157                                 0.2500
56397.56                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124159                                 0.2500
55223.21                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9124163                                 0.2500
58380.42                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124165                                 0.2500
418739.36                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124177                                 0.2500
215765.79                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9124181                                 0.2500
93413.17                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124185                                 0.2500
84838.28                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124193                                 0.2500
80773.71                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124197                                 0.2500
57622.34                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124199                                 0.2500
79742.21                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124201                                 0.2500
126721.33                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9124203                                 0.2500
260035.66                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9124233                                 0.2500
54822.75                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124241                                 0.2500
35839.50                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9124243                                 0.2500
332874.59                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9124253                                 0.2500
53500.44                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124255                                 0.2500
75593.40                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124257                                 0.2500
49203.84                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9124261                                 0.9400
224555.46                               0.0800
8.1250                                  0.0000
7.1850                                  0.0000
7.1050
6.0000                                  1.1050

9124265                                 0.2500
54056.98                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124269                                 0.2500
249249.63                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124271                                 0.2500
202123.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124277                                 0.2500
153053.21                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124279                                 0.2500
241921.56                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9124283                                 0.9400
58878.33                                0.0800
8.5000                                  0.0000
7.5600                                  0.0000
7.4800
6.0000                                  1.4800

9124289                                 0.2500
255284.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124291                                 0.2500
129160.54                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9124293                                 0.2500
69956.18                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124295                                 0.2500
60159.45                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9124299                                 0.2500
183689.95                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9124301                                 0.2500
279413.92                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124303                                 0.9400
179775.44                               0.0800
8.3750                                  0.0000
7.4350                                  0.0000
7.3550
6.0000                                  1.3550

9124313                                 0.2500
26941.29                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124319                                 0.2500
337372.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124321                                 0.2500
179207.01                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124333                                 0.2500
203342.66                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124335                                 0.9400
89798.34                                0.0800
7.5000                                  0.0000
6.5600                                  0.0000
6.4800
6.0000                                  0.4800

9124337                                 0.2500
198520.85                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124341                                 0.2500
191450.61                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124347                                 0.2500
261359.91                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124351                                 0.2500
34902.25                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124361                                 0.2500
199581.36                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124363                                 0.2500
52955.19                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124371                                 0.2500
66279.61                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124389                                 0.2500
306056.40                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124397                                 0.2500
127098.72                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124399                                 0.2500
51021.89                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124401                                 0.2500
53413.56                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124411                                 0.2500
297568.50                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124417                                 0.2500
270336.12                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124425                                 0.2500
51874.48                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9124427                                 0.2500
33944.08                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9124431                                 0.2500
184969.21                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124481                                 0.2500
86618.50                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9124483                                 0.2500
209396.96                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124485                                 0.2500
87748.17                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124487                                 0.2500
87748.17                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124491                                 0.2500
287195.49                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124497                                 0.2500
221556.87                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124503                                 0.2500
217585.22                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124507                                 0.2500
9978.71                                 0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124517                                 0.2500
175531.58                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9124529                                 0.2500
167656.58                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124537                                 0.2500
35816.69                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124539                                 0.2500
30137.92                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124541                                 0.2500
179433.47                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124545                                 0.2500
332674.30                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124551                                 0.2500
174579.55                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9124553                                 0.2500
748826.31                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9124559                                 0.2500
252482.83                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124563                                 0.2500
80845.86                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124565                                 0.2500
279516.48                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124567                                 0.2500
231397.03                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124579                                 0.2500
155497.31                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9124581                                 0.2500
358969.88                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124587                                 0.2500
327844.30                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9124597                                 0.2500
249446.97                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124599                                 0.2500
219601.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124645                                 0.2500
85366.57                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124647                                 0.2500
375791.36                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124663                                 0.2500
82414.27                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9124669                                 0.2500
310976.32                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9124673                                 0.2500
272505.06                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9124681                                 0.9400
628049.18                               0.0800
8.0000                                  0.0000
7.0600                                  0.0000
6.9800
6.0000                                  0.9800

9124685                                 0.2500
66804.72                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124687                                 0.2500
309410.17                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124689                                 0.2500
306795.10                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124699                                 0.2500
88513.78                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9124701                                 0.2500
195383.13                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124707                                 0.2500
171009.26                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124711                                 0.2500
264432.99                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124713                                 0.2500
274476.76                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124715                                 0.2500
188479.82                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9124717                                 0.2500
209333.46                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124723                                 0.2500
63881.13                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9124731                                 0.2500
333164.70                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9124733                                 0.2500
319345.88                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124737                                 0.2500
329309.25                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124739                                 0.2500
294071.54                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124741                                 0.2500
179345.84                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9124755                                 0.2500
129727.89                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124765                                 0.2500
399220.45                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9124769                                 0.2500
149311.79                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9124777                                 0.2500
384072.87                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9129827                                 0.2500
234797.67                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9129890                                 0.2500
177008.60                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9131023                                 0.2500
167057.45                               0.0800
6.8000                                  0.0000
6.5500                                  0.0000
6.4700
6.0000                                  0.4700

9132289                                 0.2500
56504.78                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9135525                                 0.2500
37878.24                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9136633                                 0.2500
80930.27                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9137567                                 0.2500
209790.24                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9138227                                 0.2500
204491.02                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9139427                                 0.2500
237280.03                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9141211                                 0.2500
365277.44                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9141439                                 0.2500
48765.56                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9141563                                 0.2500
47917.11                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9141765                                 0.2500
131865.42                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9142079                                 0.2500
83932.82                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9143723                                 0.2500
333398.33                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9143757                                 0.2500
279764.77                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9143927                                 0.2500
224701.58                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9143999                                 0.2500
65543.52                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9144053                                 0.2500
67941.45                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9144055                                 0.2500
65543.52                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9144071                                 0.2500
263761.34                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9144647                                 0.2500
180398.31                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9145057                                 0.2500
199810.24                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9145133                                 0.2500
79940.63                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9146701                                 0.2500
508326.76                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9148121                                 0.2500
69686.94                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9148299                                 0.2500
59945.76                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9148311                                 0.2500
419620.31                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9148435                                 0.2500
75896.19                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9148527                                 0.2500
264971.67                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9148551                                 0.2500
54354.30                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9148553                                 0.2500
57451.70                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9148601                                 0.2500
274263.66                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9148649                                 0.2500
76836.96                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9148665                                 0.2500
259776.14                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9148671                                 0.2500
168627.87                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9148719                                 0.2500
51605.44                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9148737                                 0.2500
303744.61                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9148743                                 0.2500
365692.52                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9150421                                 0.2500
368697.53                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9150523                                 0.2500
48409.30                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9150887                                 0.2500
49956.95                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9150891                                 0.2500
82612.01                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9151121                                 0.2500
147867.08                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9151279                                 0.2500
607633.24                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9151363                                 0.2500
42961.13                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9151395                                 0.2500
241281.69                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9151417                                 0.2500
73536.63                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9151439                                 0.2500
181835.47                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9151545                                 0.2500
61644.22                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9151565                                 0.2500
185251.74                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9151571                                 0.2500
102906.89                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9151715                                 0.2500
310711.95                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9151793                                 0.2500
234792.67                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9151795                                 0.2500
297743.43                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9151819                                 0.2500
92887.53                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9151825                                 0.2500
118792.51                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9151849                                 0.2500
219737.50                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9151963                                 0.2500
247770.30                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9152181                                 0.2500
78234.21                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9152235                                 0.2500
303744.61                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9152333                                 0.2500
51253.63                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9152337                                 0.2500
174338.37                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9152889                                 0.2500
173450.53                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9153131                                 0.2500
77936.06                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9153239                                 0.2500
468706.52                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9153255                                 0.2500
136876.15                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9153761                                 0.2500
487558.84                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9153847                                 0.2500
299728.80                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9154035                                 0.2500
329715.88                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9154137                                 0.2500
255779.59                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9154141                                 0.2500
107786.31                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9154145                                 0.2500
224741.55                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9154275                                 0.2500
73743.84                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9154289                                 0.2500
179848.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9154313                                 0.2500
312737.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9154367                                 0.2500
275768.13                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9154925                                 0.2500
47956.61                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9155321                                 0.2500
243535.76                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9155567                                 0.2500
76732.24                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9155601                                 0.2500
622693.90                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9155803                                 0.2500
220310.15                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9155873                                 0.2500
77333.37                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9155889                                 0.2500
419611.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9156039                                 0.2500
97070.37                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9156045                                 0.2500
87922.36                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9156091                                 0.2500
70340.85                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9156107                                 0.2500
59152.66                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9156111                                 0.2500
46364.70                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9156225                                 0.2500
181835.47                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9156273                                 0.2500
289585.08                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9156327                                 0.2500
335703.56                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9156357                                 0.2500
81131.78                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9156375                                 0.2500
179852.46                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9156409                                 0.2500
152865.01                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9156535                                 0.2500
53958.91                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9156579                                 0.2500
81837.75                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9156625                                 0.2500
170651.32                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9156675                                 0.2500
255768.58                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9156709                                 0.2500
203033.19                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9156777                                 0.2500
114920.86                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9156801                                 0.2500
70249.12                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9156803                                 0.2500
234816.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9156811                                 0.2500
224815.57                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9156813                                 0.2500
212802.72                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9156843                                 0.2500
143881.96                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9156851                                 0.2500
269749.93                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9156861                                 0.2500
77316.75                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9157011                                 0.2500
199819.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9157019                                 0.2500
259770.61                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9157033                                 0.2500
61698.13                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9157037                                 0.2500
80933.60                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9157041                                 0.2500
195839.34                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9157045                                 0.2500
447604.74                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9157115                                 0.2500
184341.15                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9157135                                 0.2500
88050.96                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9158735                                 0.2500
422108.67                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9160167                                 0.2500
193341.39                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9160335                                 0.2500
75936.15                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9160457                                 0.2500
112859.67                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9160617                                 0.2500
219815.17                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9161091                                 0.2500
560414.29                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9161121                                 0.2500
109164.77                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9161201                                 0.2500
73387.50                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9161253                                 0.2500
184836.77                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9161301                                 0.2500
80930.27                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9161315                                 0.2500
319710.71                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9161473                                 0.2500
171200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9161483                                 0.2500
50358.69                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9161549                                 0.2500
78688.57                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9161581                                 0.2500
365661.02                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9161621                                 0.2500
183825.41                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9161635                                 0.2500
55800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9162085                                 0.2500
80000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9162531                                 0.2500
84926.82                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9162961                                 0.2500
108910.65                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9163805                                 0.2500
198116.34                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9163843                                 0.2500
75746.50                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9164119                                 0.2500
74435.85                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9164295                                 0.2500
304730.90                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9164409                                 0.2500
270672.16                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9165199                                 0.2500
177154.66                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9165369                                 0.2500
87485.03                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9165373                                 0.2500
199819.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9165423                                 0.2500
88000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9165437                                 0.2500
435605.85                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9165461                                 0.2500
73600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9165575                                 0.2500
85353.23                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9165695                                 0.2500
65644.81                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9165701                                 0.2500
61200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9165715                                 0.2500
198000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9165737                                 0.2500
216000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9167121                                 0.2500
192000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9167695                                 0.2500
80750.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9168237                                 0.2500
380000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9168327                                 0.2500
181831.44                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9168443                                 0.2500
62056.17                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9168481                                 0.2500
75947.70                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9168729                                 0.2500
256767.67                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9168761                                 0.2500
500000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9168809                                 0.2500
136000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9168817                                 0.2500
220280.48                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9168921                                 0.2500
83200.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9168927                                 0.2500
339500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9168995                                 0.2500
60500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9169003                                 0.2500
62000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9169033                                 0.2500
99909.60                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9169163                                 0.2500
56947.20                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9169179                                 0.2500
280000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9170579                                 0.2500
188733.34                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9170849                                 0.2500
87927.86                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9171121                                 0.2500
192250.84                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171197                                 0.2500
187830.04                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171227                                 0.2500
191826.43                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171243                                 0.2500
223797.50                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171251                                 0.2500
299741.71                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9171253                                 0.2500
283267.62                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9171263                                 0.2500
231800.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9171269                                 0.2500
85428.17                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9171293                                 0.2500
59272.35                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171301                                 0.2500
285741.46                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171307                                 0.2500
299728.80                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171321                                 0.2500
201826.08                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9171325                                 0.2500
283755.48                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9171331                                 0.2500
63848.90                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9171343                                 0.2500
251788.29                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9171507                                 0.2500
199843.98                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9171561                                 0.2500
33693.59                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.0000                                  1.7950

9171569                                 0.2500
33693.59                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.0000                                  1.7950

9171591                                 0.2500
211821.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9171603                                 0.2500
125904.12                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9171607                                 0.2500
44173.70                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9171609                                 0.2500
35563.57                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9171617                                 0.2500
67937.02                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9171621                                 0.2500
50000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9171641                                 0.2500
600443.35                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9171707                                 0.2500
179848.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9171725                                 0.2500
335500.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171727                                 0.2500
80832.03                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9171773                                 0.2500
431609.47                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9171783                                 0.2500
218311.87                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9171983                                 0.2500
59500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9171999                                 0.2500
348192.53                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9172705                                 0.2500
356000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9172721                                 0.2500
168300.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9172739                                 0.2500
62700.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9172765                                 0.2500
178000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9172831                                 0.2500
46419.82                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9172847                                 0.2500
172800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9172865                                 0.2500
372000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9173051                                 0.2500
112390.92                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9173303                                 0.2500
70000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9173317                                 0.2500
65941.76                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9174381                                 0.2500
78400.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9174613                                 0.2500
315707.32                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9174657                                 0.2500
319717.67                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9174663                                 0.2500
67386.25                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9174669                                 0.2500
248141.35                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9174691                                 0.2500
64944.04                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9174699                                 0.2500
45221.97                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9174747                                 0.2500
75092.82                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9174761                                 0.2500
224093.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9174765                                 0.2500
71140.19                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9174779                                 0.2500
187742.14                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9174787                                 0.2500
209805.50                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9174795                                 0.2500
192825.53                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9174841                                 0.2500
203245.23                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9174943                                 0.2500
174852.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9174967                                 0.2500
233798.53                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9175025                                 0.2500
272770.64                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9175059                                 0.2500
189828.24                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9175067                                 0.2500
202625.39                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9175073                                 0.2500
269767.54                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9175107                                 0.2500
187838.14                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9175139                                 0.2500
220310.15                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9175299                                 0.2500
347000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9175717                                 0.2500
57000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9176221                                 0.2500
87927.86                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9176273                                 0.2500
80000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9176283                                 0.2500
94000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9176323                                 0.2500
85950.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9176435                                 0.2500
34172.65                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9176481                                 0.2500
182750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9176519                                 0.2500
71500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9176543                                 0.2500
82400.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9176547                                 0.2500
56000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9176555                                 0.2500
58379.42                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9176665                                 0.2500
289750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9176709                                 0.2500
199200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9176733                                 0.2500
76000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9176741                                 0.2500
52420.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9177415                                 0.2500
59455.85                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9177939                                 0.2500
435955.06                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9177953                                 0.2500
493200.17                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9178509                                 0.2500
83927.68                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9180373                                 0.2500
416000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9180399                                 0.2500
49959.02                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9180421                                 0.2500
215000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9180445                                 0.2500
133837.46                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9183689                                 0.2500
96000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9183737                                 0.2500
204000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9183747                                 0.2500
53550.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9183835                                 0.2500
60000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9183849                                 0.2500
142400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9183883                                 0.2500
237600.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9183927                                 0.2500
169753.72                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9184015                                 0.2500
57600.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9184065                                 0.2500
268000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9184073                                 0.2500
42375.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9190403                                 0.2500
71942.42                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9194085                                 0.2500
175619.57                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9195227                                 0.2500
88000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9195481                                 0.2500
185839.86                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9195575                                 0.2500
209823.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9195623                                 0.2500
191742.70                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9196227                                 0.2500
56700.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9196233                                 0.2500
287500.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9196249                                 0.2500
80000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9196261                                 0.2500
133000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9196279                                 0.2500
214000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9196285                                 0.2500
115900.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9196289                                 0.2500
86400.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9196307                                 0.2500
214000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9196329                                 0.2500
245000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9196341                                 0.2500
140000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9196349                                 0.2500
75000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9196351                                 0.2500
202240.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9196427                                 0.2500
61600.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9196481                                 0.2500
134900.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9196507                                 0.2500
375200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9196517                                 0.2500
40000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9196519                                 0.2500
464000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9196525                                 0.2500
130400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9196529                                 0.2500
50800.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9197201                                 0.2500
68500.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9197443                                 0.2500
255757.09                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9198207                                 0.2500
400000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9198417                                 0.2500
241500.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9198801                                 0.2500
88000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9198819                                 0.2500
136800.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9198827                                 0.2500
62000.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9198859                                 0.2500
252000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9198959                                 0.2500
224000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9199007                                 0.2500
67450.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9199049                                 0.2500
195000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9199051                                 0.2500
183750.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9199087                                 0.2500
50000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9199099                                 0.2500
166500.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9199281                                 0.2500
183500.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9199931                                 0.2500
251049.08                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9200041                                 0.2500
54956.01                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9200203                                 0.2500
499547.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9200365                                 0.2500
57300.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9200371                                 0.2500
50400.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9200401                                 0.2500
52000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9200803                                 0.2500
190639.71                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9200925                                 0.2500
283267.62                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9201313                                 0.2500
84000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9201349                                 0.2500
137600.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9201367                                 0.2500
187200.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9201429                                 0.2500
221893.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9201453                                 0.2500
50000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9201461                                 0.2500
189000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9201481                                 0.2500
70000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9201499                                 0.2500
76000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9201535                                 0.2500
137500.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9201551                                 0.2500
424000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9201579                                 0.2500
184400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9203177                                 0.2500
78600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9203203                                 0.2500
209000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9213557                                 0.2500
112100.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9213621                                 0.2500
153900.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9213667                                 0.2500
193500.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9213721                                 0.2500
45000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9213745                                 0.2500
109250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9213819                                 0.2500
204000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9213825                                 0.2500
53900.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9213861                                 0.2500
72000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9213875                                 0.2500
231200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9213883                                 0.2500
258700.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9213923                                 0.2500
78750.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9213973                                 0.2500
60000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9213987                                 0.2500
75000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9214149                                 0.2500
63700.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9214167                                 0.2500
55620.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9214185                                 0.2500
84000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9214301                                 0.2500
83540.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9214339                                 0.2500
208600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9214373                                 0.2500
206100.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9215693                                 0.2500
65790.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9216297                                 0.2500
171120.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9216395                                 0.2500
216000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9216515                                 0.2500
71200.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9216519                                 0.2500
256000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9216667                                 0.2500
72000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9216702                                 0.2500
180543.37                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9216731                                 0.2500
72000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9216785                                 0.2500
70000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9217019                                 0.2500
247325.31                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9219003                                 0.2500
454000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9219037                                 0.2500
88200.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9219043                                 0.2500
88200.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9219101                                 0.2500
200000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9219273                                 0.2500
76000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9219305                                 0.2500
76000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9219365                                 0.2500
50000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9219491                                 0.2500
153000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9219501                                 0.2500
36000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9219539                                 0.2500
276000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9219557                                 0.2500
266400.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9221109                                 0.2500
44873.18                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9221735                                 0.2500
38268.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9221771                                 0.2500
37000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9221961                                 0.2500
19125.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9222637                                 0.2500
71200.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9222691                                 0.2500
51030.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9223085                                 0.2500
75450.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9223171                                 0.2500
85429.92                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9223409                                 0.2500
217600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9225423                                 0.2500
368600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9225467                                 0.2500
560000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9225471                                 0.2500
139000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9225479                                 0.2500
57800.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9225585                                 0.2500
353000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9225599                                 0.2500
67960.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9225619                                 0.2500
530000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9225641                                 0.2500
130000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9225645                                 0.2500
75200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9225673                                 0.2500
63000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9225703                                 0.2500
312000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9225711                                 0.2500
39750.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9225721                                 0.2500
51000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9225731                                 0.2500
365000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9225783                                 0.2500
85500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9225819                                 0.2500
500000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9225847                                 0.2500
540000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9225859                                 0.2500
51500.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9226845                                 0.2500
189950.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9226853                                 0.2500
99915.99                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9226963                                 0.2500
107000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9226985                                 0.2500
368000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9226987                                 0.2500
200019.02                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9227041                                 0.2500
263000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9227043                                 0.2500
441000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9227045                                 0.2500
181843.30                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9227047                                 0.2500
492000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9227049                                 0.2500
496000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9227059                                 0.2500
275000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9227169                                 0.2500
67941.45                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9227369                                 0.2500
80000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9227483                                 0.2500
204823.50                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9227563                                 0.2500
58400.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9228057                                 0.2500
56000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9228107                                 0.2500
175200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9228151                                 0.2500
61200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9228157                                 0.2500
250000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9228165                                 0.2500
190000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9228167                                 0.2500
79800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9228199                                 0.2500
84000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9228215                                 0.2500
184000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9228227                                 0.2500
42750.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9228313                                 0.2500
76000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9228343                                 0.2500
64000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9228377                                 0.2500
450000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9229773                                 0.2500
69500.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9229881                                 0.2500
99200.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9233603                                 0.2500
225000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9233685                                 0.2500
85500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9233785                                 0.2500
68000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9233789                                 0.2500
64000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9233821                                 0.2500
181280.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9233865                                 0.2500
63000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9233907                                 0.2500
78200.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9234103                                 0.2500
219815.18                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9234137                                 0.2500
219684.90                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9234147                                 0.2500
69936.72                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9234163                                 0.2500
79929.42                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9234195                                 0.2500
78863.59                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9234223                                 0.2500
157274.47                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9234933                                 0.2500
112320.67                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9235065                                 0.2500
167858.86                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9235073                                 0.2500
291470.63                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9235075                                 0.2500
279786.94                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9237296                                 0.2500
59212.98                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9237371                                 0.2500
36975.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9237451                                 0.2500
280800.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9237539                                 0.2500
240000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9237611                                 0.2500
580000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9238029                                 0.2500
35967.45                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9238081                                 0.2500
19316.58                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9238095                                 0.2500
60688.06                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9238099                                 0.2500
108078.76                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9238117                                 0.2500
79131.81                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9238121                                 0.2500
42764.92                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9238127                                 0.2500
30122.07                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9238163                                 0.2500
45706.37                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9238171                                 0.2500
58290.50                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9238173                                 0.2500
35532.26                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9238189                                 0.2500
49453.03                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9238221                                 0.2500
43559.62                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9238355                                 0.2500
86660.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9238359                                 0.2500
53750.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9238407                                 0.2500
52000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9238413                                 0.2500
63900.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9238427                                 0.2500
52800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9238445                                 0.2500
81550.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9238461                                 0.2500
85600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9238499                                 0.2500
198000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9238527                                 0.2500
83250.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9238529                                 0.2500
83250.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9238559                                 0.2500
50400.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9238629                                 0.2500
50050.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9238637                                 0.2500
50400.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9238639                                 0.2500
44250.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9238647                                 0.2500
370000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9238651                                 0.2500
64800.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9238659                                 0.2500
67200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9238793                                 0.2500
144000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9238817                                 0.2500
80300.00                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9238821                                 0.2500
68000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9238833                                 0.2500
85500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9238855                                 0.2500
49500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9238867                                 0.2500
78000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9238869                                 0.2500
73000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9239047                                 0.2500
83040.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9239447                                 0.2500
64350.00                                0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.0000                                  0.6600

9240041                                 0.2500
55800.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9240739                                 0.2500
83847.70                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9240757                                 0.2500
59302.31                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9240763                                 0.2500
31936.12                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9240779                                 0.2500
181296.62                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9240787                                 0.2500
97779.87                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9240791                                 0.2500
95892.42                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9240815                                 0.2500
62935.77                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9240819                                 0.2500
76270.30                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9240825                                 0.2500
98289.73                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9240837                                 0.2500
60697.20                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9240855                                 0.2500
111483.48                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9240881                                 0.2500
79897.69                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9240969                                 0.2500
65562.47                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9240973                                 0.2500
80319.18                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9240997                                 0.2500
245531.94                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9241031                                 0.2500
59695.98                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9241035                                 0.2500
51358.89                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9241099                                 0.2500
63944.89                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9241103                                 0.2500
64939.79                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9241109                                 0.2500
77699.12                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9241113                                 0.2500
347337.88                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9241129                                 0.2500
74118.60                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9241213                                 0.2500
244756.10                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9242731                                 0.2500
233000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9242803                                 0.2500
54450.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9242867                                 0.2500
70000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9242893                                 0.2500
390000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9242979                                 0.2500
247000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9243171                                 0.2500
66400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9243173                                 0.2500
543700.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9243219                                 0.2500
68800.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9243243                                 0.2500
172000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9244083                                 0.2500
150500.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9244113                                 0.2500
255000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9244125                                 0.2500
63750.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9244203                                 0.2500
405000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9244223                                 0.2500
289900.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9244963                                 0.2500
312000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9245539                                 0.2500
251200.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9248013                                 0.2500
74500.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9248017                                 0.2500
92800.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9248121                                 0.2500
277600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9248267                                 0.2500
50000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9248311                                 0.2500
77000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9248335                                 0.2500
250000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9248347                                 0.2500
167200.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9248413                                 0.2500
71000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9248429                                 0.2500
50175.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9249129                                 0.2500
50040.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9250023                                 0.2500
87200.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9250043                                 0.2500
177410.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9250233                                 0.2500
54400.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9250309                                 0.2500
180000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9252447                                 0.2500
31200.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9252453                                 0.2500
320000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9254123                                 0.2500
50000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9254181                                 0.2500
54150.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9263022                                 0.2500
637666.83                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9435027                                 0.2500
28750.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9435145                                 0.2500
55000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9435191                                 0.2500
84000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9435241                                 0.2500
42750.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9435457                                 0.2500
66600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9435559                                 0.2500
50400.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9435767                                 0.2500
128250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9435793                                 0.2500
57000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9436069                                 0.2500
73245.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9436217                                 0.2500
55920.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9436883                                 0.2500
71550.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9437155                                 0.2500
54900.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9438257                                 0.2500
279000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9438379                                 0.2500
132000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9440335                                 0.2500
70400.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9440361                                 0.2500
82350.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9440365                                 0.2500
73800.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9440553                                 0.2500
208000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9441271                                 0.2500
80690.07                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9443121                                 0.2500
50000.00                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9443137                                 0.2500
64800.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9443533                                 0.2500
260000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9445597                                 0.2500
395000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9445793                                 0.2500
80000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9449954                                 0.2500
193320.78                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9462674                                 0.2500
267250.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9467042                                 0.2500
411618.41                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

999992311                               0.2500
326791.42                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

Total Number of Loans:                  1,249

Total Original Balance:                 217,968,284.50

Total Principal Balance:                217,512,004.93

Total Original P+I:                     1,360,565.61

Total Current P+I:                      1,360,565.61

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS


                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
8855930      $201,229.88      5.970%             .5000%             $1,006.15
8957243      $247,749.25      5.220%             13.0000%           $32,207.40
8974333      $172,268.87      5.595%             6.7500%            $11,628.15
8982257      $318,992.89      5.470%             8.8333%            $28,177.71
8988531      $289,486.04      5.470%             8.8333%            $25,571.27
8993237      $150,978.61      5.470%             8.8333%            $13,336.44
9002295      $363,795.97      5.220%             13.0000%           $47,293.48
9003135      $281,069.77      5.220%             13.0000%           $36,539.07
9003415      $763,398.77      5.470%             8.8333%            $67,433.56
9003449      $254,216.23      5.595%             6.7500%            $17,159.60
9005609      $136,049.69      5.220%             13.0000%           $17,686.46
9017503      $265,788.43      5.720%             4.6667%            $12,403.46
9017905      $383,196.24      5.470%             8.8333%            $33,849.00
9036293      $348,632.16      5.220%             13.0000%           $45,322.18
9047399      $229,223.36      5.095%             15.0833%           $34,574.52
9047523      $298,986.99      5.095%             15.0833%           $45,097.20
9047539      $363,344.69      5.220%             13.0000%           $47,234.81
9047543      $298,986.99      5.095%             15.0833%           $45,097.20
9047569      $64,563.24       5.470%             8.8333%            $5,703.09
9047571      $299,010.36      5.220%             13.0000%           $38,871.35
9047573      $99,654.39       4.970%             17.1667%           $17,107.34
9047595      $199,629.52      5.345%             10.9167%           $21,792.89
9047611      $263,129.15      5.220%             13.0000%           $34,206.79
9047999      $174,893.43      4.970%             17.1667%           $30,023.37
9048079      $238,942.00      5.220%             13.0000%           $31,062.46
9048159      $252,880.28      5.220%             13.0000%           $32,874.44
9048239      $259,118.47      5.220%             13.0000%           $33,685.40
9048319      $199,385.27      5.595%             6.7500%            $13,458.51
9048363      $164,255.46      5.095%             15.0833%           $24,775.20
9048367      $298,677.45      5.220%             13.0000%           $38,828.07
9048379      $252,203.75      5.470%             8.8333%            $22,278.00
9048381      $258,853.82      5.220%             13.0000%           $33,651.00
9048391      $271,159.56      4.970%             17.1667%           $46,549.06
9048405      $241,878.11      5.095%             15.0833%           $36,483.28
9048421      $299,010.36      5.220%             13.0000%           $38,871.35
9048439      $300,943.96      4.970%             17.1667%           $51,662.05
9048479      $294,026.86      5.220%             13.0000%           $38,223.49
9048537      $194,371.66      5.345%             10.9167%           $21,218.91
9048541      $275,089.54      5.220%             13.0000%           $35,761.64
9048569      $139,516.12      4.970%             17.1667%           $23,950.27
9048571      $186,291.39      4.470%             25.5000%           $47,504.30
9048581      $301,973.82      5.345%             10.9167%           $32,965.48
9049531      $293,030.17      5.220%             13.0000%           $38,093.92
9050285      $332,599.21      5.220%             13.0000%           $43,237.90
9050301      $211,300.67      5.220%             13.0000%           $27,469.09
9050427      $285,055.42      5.220%             13.0000%           $37,057.20
9050585      $214,323.35      5.470%             8.8333%            $18,931.90
9051083      $297,283.46      5.595%             6.7500%            $20,066.63
9051769      $59,578.84       5.095%             15.0833%           $8,986.48
9051775      $72,260.83       5.220%             13.0000%           $9,393.91
9057047      $317,984.86      5.970%             .5000%             $1,589.92
9057061      $146,910.40      5.220%             13.0000%           $19,098.35
9057067      $211,378.69      5.845%             2.5833%            $5,460.62
9057081      $266,229.19      5.595%             6.7500%            $17,970.47
9064385      $87,000.00       4.720%             21.3333%           $18,560.00
9066603      $51,903.14       5.095%             15.0833%           $7,828.72
9066697      $279,159.57      5.720%             4.6667%            $13,027.45
9066701      $231,633.35      5.220%             13.0000%           $30,112.34
9075269      $435,060.11      5.220%             13.0000%           $56,557.81
9075297      $396,358.74      5.095%             15.0833%           $59,784.11
9075371      $488,345.40      5.095%             15.0833%           $73,658.76
9075391      $573,266.87      5.220%             13.0000%           $74,524.69
9075399      $717,568.78      5.095%             15.0833%           $108,233.29
9075559      $548,054.55      4.845%             19.2500%           $105,500.50
9083223      $69,804.46       5.405%             9.9167%            $6,922.28
9083617      $227,347.59      5.970%             .5000%             $1,136.74
9083909      $59,018.01       5.595%             6.7500%            $3,983.72
9089055      $332,573.20      5.095%             15.0833%           $50,163.12
9095759      $71,057.89       5.720%             4.6667%            $3,316.03
9095837      $455,329.50      5.095%             15.0833%           $68,678.87
9101215      $183,387.16      5.095%             15.0833%           $27,660.90
9101249      $99,770.10       4.970%             17.1667%           $17,127.20
9101343      $219,445.33      4.470%             25.5000%           $55,958.56
9105613      $114,964.52      5.595%             6.7500%            $7,760.11
9117727      $254,265.30      5.970%             .5000%             $1,271.33
9117745      $180,955.09      5.720%             4.6667%            $8,444.57
9117749      $175,665.13      5.970%             .5000%             $878.33
9119723      $90,913.66       5.970%             .5000%             $454.57
9119747      $454,134.31      5.970%             .5000%             $2,270.67
9119773      $191,634.69      5.970%             .5000%             $958.17
9119781      $370,855.99      5.845%             2.5833%            $9,580.45
9119859      $344,297.49      5.845%             2.5833%            $8,894.35
9119877      $359,298.41      5.845%             2.5833%            $9,281.88
9119883      $439,142.50      5.845%             2.5833%            $11,344.51
9119887      $493,441.22      5.470%             8.8333%            $43,587.31
9119891      $423,193.28      5.970%             .5000%             $2,115.97
9119895      $418,701.86      5.970%             .5000%             $2,093.51
9119903      $359,282.70      5.970%             .5000%             $1,796.41
9120217      $499,526.82      5.595%             6.7500%            $33,718.06
9120225      $155,481.16      5.720%             4.6667%            $7,255.79
9120229      $258,353.06      5.595%             6.7500%            $17,438.83
9120285      $175,109.98      5.470%             8.8333%            $15,468.05
9120307      $101,686.48      5.595%             6.7500%            $6,863.84
9120329      $217,521.66      5.220%             13.0000%           $28,277.82
9120337      $298,567.74      5.845%             2.5833%            $7,713.00
9120345      $69,863.57       5.845%             2.5833%            $1,804.81
9120349      $144,710.58      5.720%             4.6667%            $6,753.16
9120363      $236,519.86      5.595%             6.7500%            $15,965.09
9120371      $127,754.31      5.595%             6.7500%            $8,623.42
9120383      $129,979.81      5.345%             10.9167%           $14,189.46
9120387      $111,279.84      4.720%             21.3333%           $23,739.70
9120405      $44,914.36       5.970%             .5000%             $224.57
9120479      $89,828.76       5.970%             .5000%             $449.14
9120487      $79,213.92       5.345%             10.9167%           $8,647.52
9120497      $228,608.90      5.720%             4.6667%            $10,668.42
9120521      $89,729.85       5.720%             4.6667%            $4,187.39
9120529      $173,103.26      5.970%             .5000%             $865.52
9120535      $230,510.58      5.970%             .5000%             $1,152.55
9120537      $52,928.10       5.970%             .5000%             $264.64
9120567      $223,241.47      5.595%             6.7500%            $15,068.80
9120613      $197,407.94      5.845%             2.5833%            $5,099.71
9120623      $112,717.86      4.845%             19.2500%           $21,698.19
9120685      $154,675.56      5.470%             8.8333%            $13,663.01
9120691      $203,782.58      5.595%             6.7500%            $13,755.32
9120697      $208,609.36      5.595%             6.7500%            $14,081.13
9120705      $332,356.51      5.970%             .5000%             $1,661.78
9120755      $329,175.92      5.220%             13.0000%           $42,792.87
9120767      $298,986.96      5.095%             15.0833%           $45,097.20
9120781      $67,827.09       5.720%             4.6667%            $3,165.26
9120809      $327,375.92      5.970%             .5000%             $1,636.88
9120833      $329,009.51      5.720%             4.6667%            $15,353.78
9120863      $153,706.98      5.970%             .5000%             $768.53
9120881      $61,821.74       5.970%             .5000%             $309.11
9120929      $91,026.47       5.970%             .5000%             $455.13
9120939      $239,022.69      5.595%             6.7500%            $16,134.03
9120963      $155,655.87      5.595%             6.7500%            $10,506.77
9120969      $255,866.31      5.845%             2.5833%            $6,609.88
9120993      $115,762.88      5.595%             6.7500%            $7,813.99
9121029      $110,034.67      5.220%             13.0000%           $14,304.51
9121043      $159,532.07      5.095%             15.0833%           $24,062.75
9121047      $107,057.30      5.595%             6.7500%            $7,226.37
9121055      $235,443.28      5.970%             .5000%             $1,177.22
9121061      $183,713.91      5.595%             6.7500%            $12,400.69
9121119      $324,865.64      5.845%             2.5833%            $8,392.36
9121125      $72,576.24       5.595%             6.7500%            $4,898.90
9121145      $324,499.52      5.595%             6.7500%            $21,903.72
9121167      $273,714.54      5.970%             .5000%             $1,368.57
9121193      $243,000.81      5.595%             6.7500%            $16,402.55
9121207      $170,399.12      5.845%             2.5833%            $4,401.98
9121219      $134,544.12      5.095%             15.0833%           $20,293.74
9121229      $62,208.21       5.595%             6.7500%            $4,199.05
9121233      $40,341.31       5.845%             2.5833%            $1,042.15
9121237      $40,341.31       5.845%             2.5833%            $1,042.15
9121243      $40,341.31       5.845%             2.5833%            $1,042.15
9121253      $167,648.36      5.470%             8.8333%            $14,808.94
9121279      $224,062.37      5.720%             4.6667%            $10,456.24
9121327      $268,905.99      5.220%             13.0000%           $34,957.78
9121339      $49,441.66       5.470%             8.8333%            $4,367.35
9121375      $89,337.40       5.845%             2.5833%            $2,307.88
9121387      $259,256.03      5.970%             .5000%             $1,296.28
9121399      $110,473.71      5.595%             6.7500%            $7,456.98
9121415      $112,336.84      5.345%             10.9167%           $12,263.44
9121443      $123,600.42      5.345%             10.9167%           $13,493.05
9121447      $73,400.54       5.220%             13.0000%           $9,542.07
9121457      $84,834.34       5.845%             2.5833%            $2,191.55
9121461      $332,649.75      5.470%             8.8333%            $29,384.06
9121499      $305,768.90      5.595%             6.7500%            $20,639.40
9121503      $228,788.06      5.595%             6.7500%            $15,443.19
9121505      $87,392.02       5.845%             2.5833%            $2,257.63
9121525      $213,592.83      5.970%             .5000%             $1,067.96
9121529      $294,352.72      5.220%             13.0000%           $38,265.85
9121575      $265,520.88      5.220%             13.0000%           $34,517.71
9121599      $284,120.56      5.595%             6.7500%            $19,178.14
9121619      $228,475.68      5.720%             4.6667%            $10,662.20
9121653      $167,880.83      5.220%             13.0000%           $21,824.51
9121659      $276,148.60      5.595%             6.7500%            $18,640.03
9121667      $333,017.87      5.595%             6.7500%            $22,478.71
9121673      $185,386.43      5.220%             13.0000%           $24,100.24
9121679      $201,421.24      5.970%             .5000%             $1,007.11
9121683      $299,055.83      5.470%             8.8333%            $26,416.60
9121689      $76,956.76       5.720%             4.6667%            $3,591.32
9121723      $303,812.87      5.345%             10.9167%           $33,166.24
9121729      $190,583.89      5.345%             10.9167%           $20,805.41
9121733      $169,912.40      5.970%             .5000%             $849.56
9121735      $299,366.33      5.595%             6.7500%            $20,207.23
9121739      $239,190.62      5.595%             6.7500%            $16,145.37
9121763      $498,463.18      5.595%             6.7500%            $33,646.26
9121771      $85,835.89       5.970%             .5000%             $429.18
9121785      $223,923.75      5.095%             15.0833%           $33,775.17
9121849      $184,621.84      5.595%             6.7500%            $12,461.97
9121861      $269,227.42      5.970%             .5000%             $1,346.14
9121875      $219,528.50      5.345%             10.9167%           $23,965.19
9121881      $65,366.11       5.595%             6.7500%            $4,412.21
9121885      $249,267.30      5.845%             2.5833%            $6,439.41
9121929      $245,904.63      5.595%             6.7500%            $16,598.56
9121931      $75,855.03       5.970%             .5000%             $379.28
9121939      $278,887.84      5.345%             10.9167%           $30,445.26
9121945      $112,104.36      5.595%             6.7500%            $7,567.04
9121949      $73,702.59       5.720%             4.6667%            $3,439.45
9121977      $198,430.58      5.970%             .5000%             $992.15
9121981      $333,065.09      5.970%             .5000%             $1,665.33
9121989      $85,237.50       5.970%             .5000%             $426.19
9121995      $303,043.23      5.470%             8.8333%            $26,768.82
9122039      $79,736.08       5.220%             13.0000%           $10,365.69
9122085      $278,640.92      5.595%             6.7500%            $18,808.26
9122099      $83,254.45       5.595%             6.7500%            $5,619.68
9122101      $83,387.17       5.845%             2.5833%            $2,154.17
9122103      $74,397.59       5.595%             6.7500%            $5,021.84
9122105      $79,287.59       5.595%             6.7500%            $5,351.91
9122107      $85,325.22       5.595%             6.7500%            $5,759.45
9122113      $211,129.02      5.595%             6.7500%            $14,251.21
9122129      $309,112.95      5.970%             .5000%             $1,545.56
9122239      $199,591.18      5.595%             6.7500%            $13,472.40
9122245      $143,776.43      5.220%             13.0000%           $18,690.94
9122303      $224,247.96      5.595%             6.7500%            $15,136.74
9122305      $89,811.61       5.470%             8.8333%            $7,933.36
9122329      $307,075.54      5.720%             4.6667%            $14,330.19
9122407      $134,564.99      5.345%             10.9167%           $14,690.01
9122419      $53,446.62       5.970%             .5000%             $267.23
9122429      $230,538.93      5.720%             4.6667%            $10,758.48
9122447      $85,193.75       5.845%             2.5833%            $2,200.84
9122451      $57,083.08       5.595%             6.7500%            $3,853.11
9122487      $82,545.48       5.595%             6.7500%            $5,571.82
9122507      $167,519.28      5.970%             .5000%             $837.60
9122509      $332,649.75      5.470%             8.8333%            $29,384.06
9122511      $86,277.43       5.720%             4.6667%            $4,026.28
9122515      $185,027.35      5.595%             6.7500%            $12,489.35
9122517      $142,738.54      5.345%             10.9167%           $15,582.29
9122521      $216,416.72      5.470%             8.8333%            $19,116.81
9122529      $69,768.90       5.720%             4.6667%            $3,255.88
9122543      $218,782.93      5.970%             .5000%             $1,093.91
9122561      $160,693.67      5.970%             .5000%             $803.47
9122563      $80,830.45       5.470%             8.8333%            $7,140.02
9122567      $89,736.24       5.845%             2.5833%            $2,318.19
9122575      $322,570.13      5.845%             2.5833%            $8,333.06
9122577      $98,197.04       5.595%             6.7500%            $6,628.30
9122613      $291,579.41      5.470%             8.8333%            $25,756.18
9122623      $131,730.18      5.595%             6.7500%            $8,891.79
9122669      $72,861.10       5.970%             .5000%             $364.31
9122679      $66,173.48       5.845%             2.5833%            $1,709.48
9122699      $119,552.14      5.470%             8.8333%            $10,560.44
9122703      $84,838.28       5.970%             .5000%             $424.19
9122719      $228,145.30      5.970%             .5000%             $1,140.73
9122827      $231,216.58      5.095%             15.0833%           $34,875.17
9122839      $73,496.78       5.595%             6.7500%            $4,961.03
9122849      $246,240.81      5.595%             6.7500%            $16,621.25
9122887      $70,986.27       5.720%             4.6667%            $3,312.69
9122901      $171,173.69      5.970%             .5000%             $855.87
9122905      $177,989.24      5.970%             .5000%             $889.95
9122909      $187,624.74      5.720%             4.6667%            $8,755.82
9122915      $321,708.12      5.595%             6.7500%            $21,715.30
9122919      $88,443.24       5.970%             .5000%             $442.22
9122959      $185,428.27      5.595%             6.7500%            $12,516.41
9123069      $80,638.30       5.345%             10.9167%           $8,803.01
9123071      $69,860.27       5.720%             4.6667%            $3,260.15
9123073      $181,676.39      5.470%             8.8333%            $16,048.08
9123123      $64,368.14       5.595%             6.7500%            $4,344.85
9123131      $478,959.30      5.345%             10.9167%           $52,286.39
9123145      $241,639.36      5.970%             .5000%             $1,208.20
9123151      $73,110.23       5.595%             6.7500%            $4,934.94
9123199      $75,647.80       5.720%             4.6667%            $3,530.23
9123203      $87,655.14       5.845%             2.5833%            $2,264.42
9123223      $319,353.29      5.720%             4.6667%            $14,903.15
9123309      $215,381.94      5.970%             .5000%             $1,076.91
9123315      $193,788.17      5.470%             8.8333%            $17,117.96
9123323      $283,824.11      5.595%             6.7500%            $19,158.13
9123331      $241,307.54      5.970%             .5000%             $1,206.54
9123349      $302,294.61      5.595%             6.7500%            $20,404.89
9123353      $295,345.32      5.595%             6.7500%            $19,935.81
9123355      $261,910.38      5.095%             15.0833%           $39,504.82
9123407      $199,399.58      5.720%             4.6667%            $9,305.31
9123417      $244,228.91      5.470%             8.8333%            $21,573.55
9123431      $51,894.25       5.970%             .5000%             $259.47
9123435      $151,554.52      5.845%             2.5833%            $3,915.16
9123443      $182,995.07      5.595%             6.7500%            $12,352.17
9123447      $86,077.83       5.720%             4.6667%            $4,016.97
9123463      $124,725.73      5.220%             13.0000%           $16,214.34
9123537      $143,676.56      5.095%             15.0833%           $21,671.21
9123539      $63,807.88       5.720%             4.6667%            $2,977.70
9123545      $242,669.43      5.720%             4.6667%            $11,324.57
9123555      $61,401.49       5.345%             10.9167%           $6,703.00
9123561      $192,152.43      5.220%             13.0000%           $24,979.82
9123565      $123,456.94      5.595%             6.7500%            $8,333.34
9123567      $103,787.42      5.595%             6.7500%            $7,005.65
9123569      $179,622.00      5.845%             2.5833%            $4,640.24
9123573      $89,696.08       5.095%             15.0833%           $13,529.16
9123603      $206,107.91      5.470%             8.8333%            $18,206.20
9123611      $93,697.10       5.345%             10.9167%           $10,228.60
9123617      $223,359.05      5.970%             .5000%             $1,116.80
9123625      $119,754.70      5.595%             6.7500%            $8,083.44
9123663      $332,573.17      5.095%             15.0833%           $50,163.12
9123667      $112,865.56      4.970%             17.1667%           $19,375.25
9123673      $85,137.49       5.595%             6.7500%            $5,746.78
9123685      $134,380.92      4.720%             21.3333%           $28,667.93
9123687      $223,343.51      5.845%             2.5833%            $5,769.71
9123693      $87,410.68       5.220%             13.0000%           $11,363.39
9123703      $295,380.42      5.470%             8.8333%            $26,091.94
9123705      $240,129.39      5.595%             6.7500%            $16,208.73
9123713      $171,097.81      5.595%             6.7500%            $11,549.10
9123719      $546,827.75      5.970%             .5000%             $2,734.14
9123765      $55,835.86       5.845%             2.5833%            $1,442.43
9123777      $243,145.27      5.220%             13.0000%           $31,608.89
9123785      $231,336.14      5.970%             .5000%             $1,156.68
9123795      $125,688.49      5.595%             6.7500%            $8,483.97
9123797      $332,435.48      4.470%             25.5000%           $84,771.05
9123803      $114,620.64      5.220%             13.0000%           $14,900.68
9123809      $109,645.53      5.345%             10.9167%           $11,969.64
9123819      $88,533.47       5.720%             4.6667%            $4,131.56
9123823      $81,333.39       5.595%             6.7500%            $5,490.00
9123829      $93,711.05       5.595%             6.7500%            $6,325.50
9123839      $185,053.20      5.345%             10.9167%           $20,201.64
9123841      $136,637.02      5.095%             15.0833%           $20,609.42
9123849      $226,069.20      5.345%             10.9167%           $24,679.22
9123853      $219,323.52      5.720%             4.6667%            $10,235.10
9123855      $67,805.42       5.970%             .5000%             $339.03
9123885      $90,094.73       5.095%             15.0833%           $13,589.29
9123887      $279,427.57      5.595%             6.7500%            $18,861.36
9123895      $78,164.68       5.720%             4.6667%            $3,647.69
9123897      $186,731.63      5.970%             .5000%             $933.66
9123903      $331,996.43      5.220%             13.0000%           $43,159.54
9123907      $89,742.47       5.970%             .5000%             $448.71
9123919      $106,762.92      5.470%             8.8333%            $9,430.72
9123921      $74,800.43       5.595%             6.7500%            $5,049.03
9123927      $154,675.56      5.470%             8.8333%            $13,663.01
9123933      $71,680.71       5.595%             6.7500%            $4,838.45
9123959      $83,168.22       5.845%             2.5833%            $2,148.51
9123965      $195,054.42      5.220%             13.0000%           $25,357.07
9123969      $181,812.26      5.345%             10.9167%           $19,847.84
9123981      $107,768.54      5.345%             10.9167%           $11,764.73
9123987      $282,669.00      5.845%             2.5833%            $7,302.28
9123999      $176,643.98      5.345%             10.9167%           $19,283.63
9124005      $235,550.97      5.970%             .5000%             $1,177.75
9124009      $201,678.21      5.595%             6.7500%            $13,613.28
9124019      $180,231.37      5.220%             13.0000%           $23,430.08
9124021      $318,962.45      5.845%             2.5833%            $8,239.86
9124023      $88,882.52       5.220%             13.0000%           $11,554.73
9124037      $197,555.26      5.095%             15.0833%           $29,797.92
9124045      $213,063.57      5.595%             6.7500%            $14,381.79
9124047      $259,505.31      5.970%             .5000%             $1,297.53
9124059      $98,982.34       5.220%             13.0000%           $12,867.70
9124063      $206,348.52      5.470%             8.8333%            $18,227.45
9124069      $201,088.97      5.905%             1.5833%            $3,183.91
9124073      $287,135.57      5.720%             4.6667%            $13,399.66
9124077      $70,854.85       5.595%             6.7500%            $4,782.70
9124083      $319,066.27      5.595%             6.7500%            $21,536.97
9124087      $104,383.72      5.470%             8.8333%            $9,220.56
9124099      $59,871.40       5.345%             10.9167%           $6,535.96
9124103      $79,753.28       5.595%             6.7500%            $5,383.35
9124105      $83,824.16       5.470%             8.8333%            $7,404.47
9124107      $332,674.33      5.595%             6.7500%            $22,455.52
9124139      $104,669.52      5.470%             8.8333%            $9,245.81
9124143      $82,302.08       5.720%             4.6667%            $3,840.76
9124147      $275,474.88      5.970%             .5000%             $1,377.37
9124149      $327,889.05      5.095%             15.0833%           $49,456.60
9124155      $92,714.12       5.595%             6.7500%            $6,258.20
9124163      $58,380.42       5.595%             6.7500%            $3,940.68
9124165      $418,739.36      5.720%             4.6667%            $19,541.17
9124177      $215,765.79      5.845%             2.5833%            $5,573.95
9124181      $93,413.17       5.720%             4.6667%            $4,359.28
9124185      $84,838.28       5.970%             .5000%             $424.19
9124197      $57,622.34       5.595%             6.7500%            $3,889.51
9124199      $79,742.21       5.345%             10.9167%           $8,705.19
9124201      $126,721.33      5.220%             13.0000%           $16,473.77
9124203      $260,035.66      5.845%             2.5833%            $6,717.59
9124233      $54,822.75       5.345%             10.9167%           $5,984.82
9124269      $249,249.63      5.720%             4.6667%            $11,631.65
9124277      $153,053.21      5.345%             10.9167%           $16,708.31
9124291      $129,160.54      5.220%             13.0000%           $16,790.87
9124301      $279,413.92      5.470%             8.8333%            $24,681.56
9124313      $26,941.29       5.345%             10.9167%           $2,941.09
9124321      $179,207.01      5.595%             6.7500%            $12,096.47
9124333      $203,342.66      5.345%             10.9167%           $22,198.24
9124337      $198,520.85      5.970%             .5000%             $992.60
9124341      $191,450.61      5.970%             .5000%             $957.25
9124347      $261,359.91      5.345%             10.9167%           $28,531.79
9124361      $199,581.36      5.470%             8.8333%            $17,629.69
9124389      $306,056.40      5.595%             6.7500%            $20,658.81
9124397      $127,098.72      5.470%             8.8333%            $11,227.05
9124399      $51,021.89       5.970%             .5000%             $255.11
9124401      $53,413.56       5.970%             .5000%             $267.07
9124411      $297,568.50      5.720%             4.6667%            $13,886.53
9124417      $270,336.12      5.720%             4.6667%            $12,615.69
9124431      $184,969.21      5.970%             .5000%             $924.85
9124481      $86,618.50       5.845%             2.5833%            $2,237.64
9124483      $209,396.96      5.970%             .5000%             $1,046.98
9124485      $87,748.17       5.970%             .5000%             $438.74
9124487      $87,748.17       5.970%             .5000%             $438.74
9124497      $221,556.87      5.720%             4.6667%            $10,339.32
9124503      $217,585.22      5.970%             .5000%             $1,087.93
9124529      $167,656.58      5.595%             6.7500%            $11,316.82
9124541      $179,433.47      5.470%             8.8333%            $15,849.96
9124545      $332,674.30      5.595%             6.7500%            $22,455.52
9124551      $174,579.55      5.845%             2.5833%            $4,509.97
9124559      $252,482.83      5.595%             6.7500%            $17,042.59
9124563      $80,845.86       5.970%             .5000%             $404.23
9124579      $155,497.31      5.345%             10.9167%           $16,975.12
9124581      $358,969.88      5.970%             .5000%             $1,794.85
9124587      $327,844.30      5.720%             4.6667%            $15,299.40
9124597      $249,446.97      5.970%             .5000%             $1,247.23
9124647      $375,791.36      5.595%             6.7500%            $25,365.92
9124687      $309,410.17      5.970%             .5000%             $1,547.05
9124689      $306,795.10      5.595%             6.7500%            $20,708.67
9124701      $195,383.13      5.470%             8.8333%            $17,258.84
9124707      $171,009.26      5.970%             .5000%             $855.05
9124711      $264,432.99      5.595%             6.7500%            $17,849.23
9124713      $274,476.76      5.970%             .5000%             $1,372.38
9124715      $188,479.82      5.970%             .5000%             $942.40
9124717      $209,333.46      5.470%             8.8333%            $18,491.12
9124733      $319,345.88      5.595%             6.7500%            $21,555.85
9124737      $329,309.25      5.470%             8.8333%            $29,088.98
9124739      $294,071.54      5.470%             8.8333%            $25,976.32
9124741      $179,345.84      5.595%             6.7500%            $12,105.84
9124755      $129,727.89      5.470%             8.8333%            $11,459.30
9124765      $399,220.45      5.845%             2.5833%            $10,313.20
9124769      $149,311.79      5.470%             8.8333%            $13,189.21
9124777      $384,072.87      4.720%             21.3333%           $81,935.55
9129890      $177,008.60      5.595%             6.7500%            $11,948.08
9138227      $204,491.02      5.720%             4.6667%            $9,542.91
9141765      $131,865.42      5.595%             6.7500%            $8,900.92
9145057      $199,810.24      5.970%             .5000%             $999.05
9151279      $607,633.24      5.470%             8.8333%            $53,674.27
9151819      $92,887.53       5.970%             .5000%             $464.44
9153239      $468,706.52      5.970%             .5000%             $2,343.53
9154145      $224,741.55      5.970%             .5000%             $1,123.71
9155321      $243,535.76      5.970%             .5000%             $1,217.68
9155601      $622,693.90      5.470%             8.8333%            $55,004.63
9161091      $560,414.29      5.470%             8.8333%            $49,503.26
9161621      $183,825.41      5.970%             .5000%             $919.13
9172865      $372,000.00      5.845%             2.5833%            $9,610.00
9177939      $435,955.06      5.595%             6.7500%            $29,426.97
9177953      $493,200.17      5.845%             2.5833%            $12,741.00
9196233      $287,500.00      5.845%             2.5833%            $7,427.08
9196351      $202,240.00      5.970%             .5000%             $1,011.20
9197201      $68,500.00       5.970%             .5000%             $342.50
9197443      $255,757.09      5.970%             .5000%             $1,278.79
9198827      $62,000.00       5.970%             .5000%             $310.00
9198859      $252,000.00      5.970%             .5000%             $1,260.00
9201349      $137,600.00      5.970%             .5000%             $688.00
9201367      $187,200.00      5.970%             .5000%             $936.00
9216702      $180,543.37      5.470%             8.8333%            $15,948.00
9225819      $500,000.00      5.970%             .5000%             $2,500.00
9225859      $51,500.00       5.970%             .5000%             $257.50
9226985      $368,000.00      5.845%             2.5833%            $9,506.67
9227041      $263,000.00      5.970%             .5000%             $1,315.00
9227047      $492,000.00      5.970%             .5000%             $2,460.00
9227059      $275,000.00      5.970%             .5000%             $1,375.00
9228157      $250,000.00      5.970%             .5000%             $1,250.00
9228377      $450,000.00      5.970%             .5000%             $2,250.00
9234137      $219,684.90      5.345%             10.9167%           $23,982.27
9238095      $60,688.06       5.595%             6.7500%            $4,096.44
9238099      $108,078.76      5.095%             15.0833%           $16,301.88
9238163      $45,706.37       5.595%             6.7500%            $3,085.18
9238171      $58,290.50       5.595%             6.7500%            $3,934.61
9238173      $35,532.26       5.970%             .5000%             $177.66
9238189      $49,453.03       5.970%             .5000%             $247.27
9238445      $81,550.00       5.970%             .5000%             $407.75
9238817      $80,300.00       5.720%             4.6667%            $3,747.33
9240763      $31,936.12       5.720%             4.6667%            $1,490.35
9240779      $181,296.62      5.095%             15.0833%           $27,345.57
9240787      $97,779.87       5.095%             15.0833%           $14,748.46
9240791      $95,892.42       5.095%             15.0833%           $14,463.77
9240815      $62,935.77       5.595%             6.7500%            $4,248.16
9240819      $76,270.30       5.720%             4.6667%            $3,559.28
9240825      $98,289.73       5.095%             15.0833%           $14,825.37
9240837      $60,697.20       5.345%             10.9167%           $6,626.11
9240855      $111,483.48      5.470%             8.8333%            $9,847.71
9240881      $79,897.69       5.970%             .5000%             $399.49
9240969      $65,562.47       5.470%             8.8333%            $5,791.35
9240973      $80,319.18       5.095%             15.0833%           $12,114.81
9240997      $245,531.94      5.970%             .5000%             $1,227.66
9241109      $77,699.12       5.720%             4.6667%            $3,625.96
9241113      $347,337.88      5.970%             .5000%             $1,736.69
9241213      $244,756.10      5.720%             4.6667%            $11,421.95
9244083      $150,500.00      5.970%             .5000%             $752.50
9244113      $255,000.00      5.970%             .5000%             $1,275.00
9244963      $312,000.00      5.970%             .5000%             $1,560.00
9248335      $250,000.00      5.970%             .5000%             $1,250.00
9443121      $50,000.00       5.845%             2.5833%            $1,291.67

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any Advance by the Master Servicer pursuant to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
        (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    the number, aggregate principal balance and book value of any REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv)    the occurrence of the Credit Support Depletion Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii)the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR


===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any

Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the

Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage

Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder

(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable

Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with
Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this
Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master

Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.

     Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan